                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07883

                                   ICON Funds
               (Exact name of registrant as specified in charter)

              5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111
               (Address of principal executive offices) (Zip code)

      Erik L. Jonson 5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 303-790-1600

Date of fiscal year end: September 30, 2006

Date of reporting period: September 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

(GRAPHIC)


                                                              2006 Annual Report

                                                     ICON U.S. DIVERSIFIED FUNDS
                                                               Investment Update

                                                                  ICON BOND FUND
                                                           ICON CORE EQUITY FUND
                                                          ICON COVERED CALL FUND
                                                         ICON EQUITY INCOME FUND
                                                            ICON LONG/SHORT FUND













                                  (ICON LOGO)
                                    STRENGTH
                                   IN NUMBERS

                                                               Table of Contents

ABOUT THIS REPORT (UNAUDITED)                                     2

MESSAGE FROM ICON FUNDS (UNAUDITED)                               5

MANAGEMENT OVERVIEWS (UNAUDITED) AND SCHEDULES OF
  INVESTMENTS                                                    10
  ICON Bond Fund                                                 10
  ICON Core Equity Fund                                          20
  ICON Covered Call Fund                                         29
  ICON Equity Income Fund                                        45
  ICON Long/Short Fund                                           54

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE (UNAUDITED)               64

FINANCIAL STATEMENTS                                             68

FINANCIAL HIGHLIGHTS                                             74

NOTES TO FINANCIAL STATEMENTS                                    78

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          91

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)                  92

OTHER INFORMATION (UNAUDITED)                                    95

About This Report

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price, the reinvestment of any dividends and capital gain distributions, and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions, and portfolio holdings as of September 30, 2006, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's holdings as of September 30, 2006 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology does not consider company-specific factors beyond financial data, those factors may impact a stock's performance, and therefore, Fund performance. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and portfolio managers' expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as "expects," "suggests," "anticipates," "targets," "goals," "value,"

 2   About This Report

"estimates," variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates, and other factors beyond the control of our portfolio managers. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the risk of loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. The prospectus contains this and other information about the Funds and is available by visiting www.iconadvisers.com or calling 1-800-764-0442. Please read the prospectus carefully.

There are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. Investments in foreign securities may entail unique risks, including political, market, and currency risks.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The Bond Fund may invest up to 25% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.


                                                          About This Report    3

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against a specific securities index. Each index shown accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in an index.

- The unmanaged Standard & Poor's Composite 1500 (S&P Composite 1500) Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

- The Lehman Brothers (LB) U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index. All securities in this market-value weighted index have at least one year remaining to maturity and meet certain minimum issue size criteria.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet Research Systems, and Lehman Brothers.


 4   About This Report

                                                         Message from ICON Funds


--------------------------------------------------------------------------------
We were pleased with the Funds' industry tilting early in the period, as value and relative strength pulled us toward cyclical, industrial even commodity-based industries.
--------------------------------------------------------------------------------

Dear ICON Shareholder:

We realize you are faced with many mutual fund choices as you structure your financial plan, and we appreciate your continued commitment to diversify with one or more of the ICON Diversified Funds. To those shareholders who are receiving their first ICON Funds Annual Report, we welcome you.

You may have decided to invest in an ICON Diversified Fund because you were attracted to ICON's value-based, bottom-up investment system, which pursues industries we believe are poised to outperform the broader market. Or perhaps you thought ICON stood out among other managers because we take a quantitative, unemotional, and objective approach.

Whether you invest in our U.S. Diversified Funds, such as the ICON Core Equity Fund, our Sector Funds, such as the ICON Healthcare Fund, or our International Funds, such as the ICON Asia-Pacific Region Fund, each is powered by ICON's unique systematic discipline. Guided by an investment system that relies primarily on analyzing data, not speculation, we find "strength in numbers," as our firm's slogan declares.

THE CYCLICAL MARKET THEME OF THE PAST THREE YEARS

During the third calendar quarter of 2006, there was a major shift in market industry leadership. As a result of our industry rotation, you will see many stocks in Funds that were not held in the Semiannual Report as of March 31, 2006. Indeed, there are many companies that have not been owned by the Funds since late 1999 or early 2000. Before describing that rotation, let's review the industry and sector theme of the preceding three years.

Most domestic stock market indexes hit a low on March 11, 2003 and then embarked on a three-year bull market, hitting a peak on May 5, 2006. Table #1 shows cumulative performance for Standard & Poor's Composite 1500 Sector Indexes over that period. As you can see, the market leadership over that period was in the cyclical, economically sensitive sectors of Energy, Materials, and Industrials. These sectors include companies whose revenues are very dependent on the ups and downs of the economy. The opposite is true of the lagging sectors; Healthcare, Consumer Staples, and Telecommunication are generally considered to be defensive, recession-proof sectors.

On an industry level, a few of the top performing industries over that period included steel, metals & mining, construction materials, oil & gas exploration and homebuilders. These industries tend to be comprised of small- and mid-sized companies. Among the worst performing industries were brewers, pharmaceuticals, systems software, soft drinks and packaged foods, which contrary to the previous leaders, tend to be comprised of large, mature companies.

                                                    Message from ICON Funds    5

--------------------------------------------------------------------------------
(CRAIG T. CALLAHAN PHOTO)
Craig T. Callahan
President and Chairman of the Board of Trustees
Our system is
suggesting a market
with new leadership
and an entirely new
personality.
--------------------------------------------------------------------------------

    We are proud of our discipline and our
    ability to endure volatility when it is
    required to capture industry leadership.

                             TABLE 1
                     CUMULATIVE TOTAL RETURNS
                         3/11/03 - 5/5/06
S&P 1500 SECTOR INDEX                                     RETURN %
---------------------                                     --------
Energy                                                     158.00
Materials                                                  118.15
Industrials                                                105.75
Utilities                                                   95.68
Financials                                                  83.86
S&P COMPOSITE 1500 INDEX                                    79.04
Consumer Discretionary                                      73.89
Information Technology                                      68.39
Telecommunication Services                                  64.17
Consumer Staples                                            44.01
Health Care                                                 31.64

Data Source: FactSet Research Systems
Returns include the reinvestment of dividends and capital gain distributions.

We were pleased with the Funds' industry tilting during that period, as value and relative strength pulled us toward cyclical, industrial even commodity-based industries. Looking back, we believe those industries were on sale because investors were incorrectly fearful of a slow or sluggish economy, as investors worried that higher oil prices, war, and terrorism would hurt the economy. As investors realized that the economy was growing and cyclical firms were prosperous, stock prices occasionally surged to reflect fair value. From an ICON perspective, price was trying to catch up with fair value, which over a three-year period made for impressive returns in the leading industries.


 6   Message from ICON Funds

It is interesting to note that the leading industries during that period, being small- and mid-sized cyclical and commodity based, are inherently volatile. While there were outstanding returns to be earned in the "sweet spot" of the market, it required us to be tolerant of volatility and be patient during the unpleasant ride associated with those industries.

We do not like volatility at ICON, and we certainly do not seek it, but we are proud of our discipline and our ability to endure it when it is required to capture industry leadership. It is also interesting to note that lower-quality stocks tended to perform better than what many would consider high-quality stocks over that three-year period. At ICON, quality is measured by liquidity, debt, efficiency and consistency, and we tend to favor higher quality stocks. Our preference for high-quality stocks slightly inhibited the Funds' performance. Consistent with our style, however, we leave the potential higher returns associated with speculative and riskier turnaround situations to other investors.

ICON DETECTS A NEW MARKET THEME

For the first four months of 2006, the same sector and industry themes from the previous three years persisted, as shown in Table #2, which highlights sector index returns from January 1, 2006 through the market peak on May 5, 2006.

                             TABLE 2
                     CUMULATIVE TOTAL RETURNS
                         1/1/06 - 5/5/06
S&P 1500 SECTOR INDEX                                     RETURN %
---------------------                                     --------
Energy                                                     18.08
Materials                                                  16.12
Industrials                                                14.28
Telecommunication Services                                 11.61
Financials                                                  8.59
S&P COMPOSITE 1500 INDEX                                    7.57
Consumer Discretionary                                      5.77
Information Technology                                      5.01
Utilities                                                   3.82
Consumer Staples                                            3.61
Health Care                                                (1.97)

Data Source: FactSet Research Systems
Returns include the reinvestment of dividends and capital gain distributions.

Generally, the same cyclical leadership was at the top and the same defensive sectors were lagging as seen the previous three years. All market and theme peaks are different. This time, the leading industries did not reach the extreme overpricing typical of most peaks. They were headed toward it, but perhaps because of investor concerns and uncertainty over terrorism, oil prices, and even mid-term elections, stock prices did not reach lofty extremes.

During the market drop from early May through mid-June 2006, the previous leaders fell the most, which was similar to market corrections seen in 2004 and 2005. Even the brief market bounce in late June was led by the previous

                                                    Message from ICON Funds    7
cyclical leadership, similar to rebounds in 2004 and 2005. Since the market low on July 17, 2006, the market has experienced a three-month climb with entirely new leadership. The industries that led the previous three-plus years have been sluggish. New leadership in defensive, recession-proof industries has prevailed.

In the weeks following that sudden change on July 17, we have sold cyclical industries and gradually invested in new industries as relative strength has met our standards. The combination of value and relative strength has pulled us to mature companies in defensive, steady growth industries such as pharmaceuticals, diversified banks, electric utilities, packaged food & meats, multi-utilities, diversified capital markets, and integrated telecommunication services.

This rotation resulted in significant sector shifts in the ICON Core Equity Fund, which best represents our system's sector and industry positioning. The Industrials sector was reduced from 18.0% of the Fund on June 30 to 3.7% on September 30. Financials, Health Care, Information Technology and Telecommunication & Utilities were all increased from 18.9%, 5.8%, 13.7% and 2.5%, respectively, to 24.8%, 14.5%, 18.2% and 9.0%. Major rotations occurred throughout the ICON Fund family to capture the new leadership.

For most of the period, the ICON system measured long-term government bonds at below fair value, and since they were not attractive to our system, we concentrated the ICON Bond Fund in bonds from the short end of the maturity spectrum. We continue to watch valuation readings for a signal to move into long-term bonds.

As mentioned earlier, you will see equity holdings that are new in the last few months, some not being held since late 1999 or early 2000. The ICON Funds now look very different than they did when they participated in the theme that prevailed in the three and a half years ending this spring. The stocks and industries now owned in the Funds were not leaders over the last three years as they were not preferred by investors but they were not stagnant. They were growing their profits and the underlying value of their firms. Now, we find attractive bargains among them as our estimate of value has grown above the market price.

The large, mature companies that have led the recent market advance are heavily weighted in the Funds' market-capitalization weighted benchmarks, so the indexes gained an immediate surge off the July 17 low. The shift in leadership was sudden, but guided by our system, we have rotated industries as they meet our standards of value and relative strength.

STAYING TRUE TO THE ICON DISCIPLINE

Our system is suggesting a market with new leadership and an entirely new personality. The stocks and industries we expect to lead are not as inherently volatile as those of the previous theme. We do not know how long

 8   Message from ICON Funds
this new theme will last, but given the price discounts to our estimates of fair value, we expect it may last at least a year. To better position the ICON Diversified Funds for the changing theme that we believe is taking place, we will follow our value-driven process to reduce or eliminate lagging industries and increase positions in the new leading industries.

In closing, we are most grateful for the privilege of playing a role in your investment portfolio. In addition to reading this report on your Funds and communicating with your financial adviser, we invite you to visit our website at www.iconadvisers.com for current market updates, up-to-date Fund performance and holdings, and information about your account.

Yours truly,

/s/ Craig T. Callahan
Craig T. Callahan, DBA

Chairman of the Board of Trustees and President of the Adviser


                                                    Message from ICON Funds    9

Management Overview

ICON Bond Fund


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
September 30, 2006
Corporate Bonds                                                            64.6%
 Investment Grade                                                          50.3%
 Non-Investment Grade                                                      14.3%
U.S. Governments and Agencies                                              30.9%
Foreign Government Bonds                                                    2.8%
Short-Term Investments                                                      0.3%
Percentages are based upon net assets.

PORTFOLIO HIGHLIGHTS
September 30, 2006
Number of Bonds(1)                                                           131
Weighted average
maturity(1)                                                            3.9 Years
Weighted average
duration(1)                                                            3.0 Years
30-Day SEC Yield
(after expense
limitation) - Class I                                                      4.60%
30-Day SEC Yield
(before expense
limitation) - Class I                                                      4.43%
Yield is for the Fund's Class I shares. Yield for the Fund's other share classes will vary due to differences in charges and expenses.
(1) Excludes cash and cash equivalents.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

A. For the Fund's fiscal year ended September 30, 2006, the Lehman Brothers U.S. Universal Index gained 4.09%, outperforming the ICON Bond Fund, which returned 2.72% for Class I shares, 2.09% for Class C shares, and 3.06% for Class Z shares over the same period. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Throughout the period, bond investors speculated about U.S. economic growth and how the Federal Reserve, with its new chairman Ben Bernanke, would alter monetary policy.

   We have long believed that an upward sloping yield curve is the normal structure for the bond market, but the yield curve remains flat to inverted. In this setting, our valuation system has identified long-term government bonds at below fair value, with bond valuations on the short end of the yield curve looking more attractive. Guided by these readings, we have maintained the Fund's holdings in shorter maturity bonds. This proved to be the correct positioning as bond yields rose steadily from September 2005 until the Federal Reserve's second to last rate hike on May 10, 2006.

   After the May meeting of the Federal Open Market Committee, however, longer term bond yields fell quickly as investors began pricing in their expectations of future Fed rate cuts. Due to the uncertainty of the timing of these rate cuts, short-term bond yields failed to fall as precipitously.

   This led to a full inversion of the yield curve as the Fed Funds Rate was 5.25%, Treasury bills stood at just under 5%, while 10-year bonds closed around 4.6% as of September 30, 2006. We believe the fall in long-term bond yields and the Fund's weighting toward the shorter end of the maturity spectrum were the primary reasons for relative underperformance during the period.

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. Since the ICON model values bonds with the expectation of a normal upward-sloping yield curve, this recent reversal has been a difficult one for our system. Unfortunately, we have been in a situation where our system identifies the best bond value on the short end of the yield curve, which demonstrates no relative strength, and finds all the relative strength on the long end of the yield curve, which demonstrates no value, according to our analysis.

 10   Management Overview

(TODD BURCHETT PHOTO)
Todd Burchett
Portfolio Manager

   As mentioned above, long-term bonds have not shown value in the past 12 months. The Fund found value in bonds of shorter duration and was invested there for most of the period. This positioning outperformed the Lehman Brothers benchmark from September 2005 to May 10, 2006, then the theme reversed as investors anticipated future Fed rate cuts. Since the Fund's benchmark had a significantly higher duration, it made up enough ground from May to September to overtake the Fund in performance.

   The Fund's weighted average maturity over the period was 4.58 years with a weighted duration of 3.34. This was shorter than the index, which has a typical average maturity in excess of 7 years with an average duration around 4.7.

   Credit spreads have remained historically tight, so we have been moving the Fund toward higher credit quality issuers. Given our bond valuation readings and continued investor fears of a slowing economy, the higher quality issues are more attractive to us.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE BOND MARKET?

A. With the current inversion of the yield curve, the ICON bond model is not identifying value in longer government maturities. Given their recent performance however, these bonds tend to have the greatest relative strength. We continue to see value on the short end of the yield curve, but these maturities have not experienced the significant yield declines of the longer maturities and lack relative strength.

   We are keeping the Fund invested in maturities that show the greatest value, which continue to be on the shorter end of the yield curve. As the longer maturities have already priced in future Fed rate cuts, we believe the shorter maturities will benefit the most if the Fed does cut rates. Conversely, if the Fed surprises investors by raising rates, we believe the longer maturities would suffer most.


                                                       Management Overview    11

ICON Bond Fund

    PERFORMANCE HIGHLIGHTS
    September 30, 2006

- The Fund's position in shorter-term bonds benefited performance for a majority of the period, until longer-term bond yields started falling in May.

- Our system is currently identifying the best bond value on the short end of the yield curve, but shorter maturity bonds have not demonstrated the strength of the long end of the yield curve, which we believe is overvalued. This has led to the Fund's relative underperformance.


 12   Management Overview

                                                            TOP 10 BOND HOLDINGS
                                                              September 30, 2006

                                         Fannie Mae, 5.25%, 8/1/12  7.7%
                                         Fannie Mae, 5.13%, 1/2/14  6.6%
                      DaimlerChrysler NA Holdings, 6.50%, 11/15/13  2.8%
                           Household Finance Corp., 5.75%, 1/30/07  2.1%
                    General Motors Acceptance Corp., 6.13%, 2/1/07  1.9%
                  Federal Home Loan Mortgage Corp., 5.05%, 2/28/13  1.6%
                  Federal Home Loan Mortgage Corp., 5.16%, 2/27/15  1.6%
                                         Fannie Mae, 5.00%, 3/9/15  1.6%
                        DaimlerChrysler NA Holding, 4.75%, 1/15/08  1.4%
                             Ford Motor Credit Co., 6.50%, 1/25/07  1.3%

Percentages are based upon net assets.

                                                  CREDIT QUALITY DIVERSIFICATION
                                                              September 30, 2006

 Aaa  18.6%
 Aa2  14.5%
 Aa3  7.3%
  A1  8.7%
  A2  5.8%
  A3  7.7%
Baa1  9.5%
Baa2  4.0%
Baa3  5.6%
 Ba1  4.6%
 Ba2  4.8%
 Ba3  0.9%
  B1  2.9%
  B2  2.0%
  B3  0.4%
Caa1  1.0%

Percentages are based upon total investments less short-term investments.

Ratings based on Moody's.


                                                       Management Overview    13

ICON Bond Fund

AVERAGE ANNUAL TOTAL RETURN
September 30, 2006

                                         INCEPTION                                SINCE
                                            DATE        1 YEAR      5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
ICON Bond Fund - Class I                  9/30/02       2.72%         N/A         4.31%
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index                    4.09%         N/A         4.75%
-------------------------------------------------------------------------------------------
ICON Bond Fund - Class C                  10/21/02      2.09%         N/A         4.35%
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index                    4.09%         N/A         5.32%
-------------------------------------------------------------------------------------------
ICON Bond Fund - Class Z                   5/6/04       3.06%         N/A         3.62%
-------------------------------------------------------------------------------------------
Lehman Brothers U.S. Universal Index                    4.09%         N/A         4.92%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

VALUE OF A $10,000 INVESTMENT
through September 30, 2006
(LINE GRAPH)

                                                                                                  LEHMAN BROTHERS U.S. UNIVERSAL
                                                                  ICON BOND FUND - CLASS I                    INDEX
                                                                  ------------------------        ------------------------------
9/30/02                                                                   10000.00                           10000.00
                                                                          10053.00                           10200.00
                                                                          10245.00                           10385.00
                                                                          10854.00                           10706.00
9/30/03                                                                   10820.00                           10714.00
                                                                          11070.00                           10795.00
                                                                          11422.00                           11083.00
                                                                          10984.00                           10812.00
9/30/04                                                                   11406.00                           11186.00
                                                                          11527.00                           11330.00
                                                                          11404.00                           11266.00
                                                                          11744.00                           11615.00
9/30/05                                                                   11528.00                           11565.00
                                                                          11510.00                           11639.00
                                                                          11531.00                           11599.00
                                                                          11585.00                           11587.00
9/30/06                                                                   11842.00                           12039.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 14   Management Overview

                                                         Schedule of Investments

                                                                  ICON Bond Fund
                                                              September 30, 2006

                                                               INTEREST   MATURITY
PRINCIPAL AMOUNT                                                 RATE       DATE        VALUE
------------------------------------------------------------------------------------------------
CORPORATE BONDS (64.6%)
$  220,000    Ace INA Holdings, Inc.                             8.88%    08/15/29   $   279,859
   400,000    Afc Capital Trust I                                8.21     02/03/27       415,730
 1,000,000    AIG International Lease Finance Corp.              5.75     02/15/07     1,000,996
 1,032,000    AK Steel Corp.                                     7.88     02/15/09     1,028,129
   275,000    Allied Waste North America                         5.75     02/15/11       263,656
   150,000    Allstate Life Global Fund                          3.50     07/30/07       147,871
   750,000    American General Finance                           5.38     10/01/12       747,511
   500,000    Autozone, Inc.                                     5.50     11/15/15       473,872
   112,000    Avnet, Inc.                                        8.00     11/15/06       112,226
   250,000    Bank One Corp.                                     4.13     09/01/07       246,726
   297,000    Calenergy Co., Inc.                                7.63     10/15/07       303,339
 1,127,000    Chartered Semiconductor - YD                       5.75     08/03/10     1,123,497
   410,000    Chesapeake and Potomac Telephone of Maryland       8.30     08/01/31       472,492
 1,020,000    Cigna Corp.                                        8.25     01/01/07     1,026,201
   450,000    Cincinnati Financial Corp.                         6.90     05/15/28       492,512
   750,000    Cit Group, Inc.                                    4.75     12/15/10       733,297
   355,000    Cit Group, Inc.                                    7.75     04/02/12       393,059
   410,000    CNA Financial Corp.                                6.60     12/15/08       419,275
   400,000    Comcast Cable Communications Holdings              8.88     05/01/17       483,346
   250,000    Comcast Cable Communications Holdings              8.38     03/15/13       285,172
   360,000    Corestates Capital WB                              6.75     11/15/06       360,339
 1,000,000    Countrywide Financial                              4.25     12/19/07       987,804
   700,000    Countrywide Home Loan                              5.50     02/01/07       700,055
 1,000,000    Countrywide Home Loan                              4.13     09/15/09       968,744
   114,000    Cox Communications, Inc.                           7.63     06/15/25       125,908
   100,000    D.R. Horton, Inc.                                  8.00     02/01/09       104,645
   470,000    DaimlerChrysler NA Holding                         4.13     03/07/07       467,302
 1,250,000    DaimlerChrysler NA Holding                         4.75     01/15/08     1,238,005
   500,000    DaimlerChrysler NA Holding                         8.00     06/15/10       537,515
 1,000,000    DaimlerChrysler NA Holding                         7.75     01/18/11     1,071,413
   250,000    DaimlerChrysler NA Holding                         8.50     01/18/31       297,103
 2,500,000    DaimlerChrysler NA Holdings                        6.50     11/15/13     2,563,672
   500,000    Deutsche Telekom International Finance - YD        8.50     06/15/10       545,447
   260,000    Dillards, Inc.                                     9.50     09/01/09       278,850
   232,000    Dillards, Inc.                                     9.13     08/01/11       251,430
   750,000    Embratel - YD                                     11.00     12/15/08       823,125
   500,000    Farmers Insurance Capital Notes*                   7.20     07/15/48       508,654
     6,000    First American Financial                           7.55     04/01/28         6,569
   940,000    First Chicago NBD Corp.                            7.00     10/16/06       940,471
 1,200,000    Ford Motor Credit Co.                              6.50     01/25/07     1,199,178
   500,000    Ford Motor Credit Co.                              4.95     01/15/08       486,217
 1,000,000    Ford Motor Credit Co.                              5.63     10/01/08       959,327
   500,000    Gannett Co., Inc.                                  5.50     04/01/07       499,159
   940,000    General Electric Capital Corp.                     2.80     01/15/07       933,534
   441,000    General Mills, Inc.                                2.63     10/24/06       440,242


                                                   Schedule of Investments    15

ICON Bond Fund
September 30, 2006

                                                               INTEREST   MATURITY
PRINCIPAL AMOUNT                                                 RATE       DATE        VALUE
------------------------------------------------------------------------------------------------
$1,750,000    General Motors Acceptance Corp.                    6.13%    02/01/07   $ 1,747,623
   500,000    General Motors Acceptance Corp.                    6.13     08/28/07       499,288
 1,000,000    GMAC LLC                                           5.13     05/09/08       979,931
   250,000    Goldman Sachs Group, Inc.                          7.35     10/01/09       264,985
   500,000    Goldman Sachs Group, Inc.                          6.88     01/15/11       529,936
   500,000    Goldman Sachs Group, Inc.                          6.60     01/15/12       527,596
   650,000    GTE Southwest, Inc.                                6.23     01/01/07       650,996
 1,028,000    Hilton Hotels Corp.                                7.95     04/15/07     1,040,850
 1,950,000    Household Finance Corp.                            5.75     01/30/07     1,952,381
   138,000    Household Finance Corp.                            7.65     05/15/07       139,838
   670,000    Household Finance Corp.                            5.88     02/01/09       681,074
   500,000    Household Finance Corp.                            7.00     05/15/12       540,609
   700,000    Household Finance Corp.                            6.38     11/27/12       734,373
   750,000    IBM Corp.                                          2.38     11/01/06       748,249
   250,000    IBM Corp.                                          3.80     02/01/08       245,234
   500,000    International Lease Finance Corp.                  4.75     04/30/07       498,284
 1,109,000    International Lease Finance Corp.                  5.63     06/01/07     1,110,434
   500,000    International Lease Finance Corp.                  6.38     03/15/09       512,406
   294,000    International Lease Finance Corp.                  4.88     09/01/10       290,482
   450,000    John Hancock*                                      7.38     02/15/24       523,293
   500,000    Johnson Controls, Inc.                             5.00     11/15/06       499,509
    50,000    JP Morgan Chase & Co.                              6.70     11/01/07        50,646
   455,000    JP Morgan Chase & Co.                              6.75     08/15/08       466,750
   921,000    Keycorp                                            3.05     11/22/06       917,812
   750,000    Keycorp                                            2.75     02/27/07       740,696
   500,000    Kraft Foods, Inc.                                  5.25     06/01/07       499,166
   430,000    Liberty Mutual Insurance*                          8.20     05/04/07       434,205
   250,000    Loews Corp.                                        6.75     12/15/06       250,330
   260,000    Marsh & Mclennan Cos, Inc.                         5.38     03/15/07       259,840
   500,000    McDonnell Douglas Corp.                            6.88     11/01/06       500,417
   288,000    Merck & Co., Inc.                                  2.50     03/30/07       284,155
   500,000    Morgan Stanley                                     3.88     01/15/09       486,595
   250,000    Morgan Stanley                                     4.25     05/15/10       241,755
   500,000    Morgan Stanley                                     4.75     04/01/14       475,490
   400,000    New Jersey Bell Telephone                          7.85     11/15/29       438,817
   122,000    NLV Financial Corp.*                               6.50     03/15/35       114,238
   929,000    Owens Illinois, Inc.                               8.10     05/15/07       938,290
   500,000    Pemex Project Funding Master Trust                 8.50     02/15/08       517,750
   270,000    Phillip Morris Co., Inc.                           7.20     02/01/07       270,968
   815,000    Popular NA, Inc.                                   6.13     10/15/06       815,172
   300,000    Private Export Funding, Series B                   6.49     07/15/07       302,648
   200,000    Pulte Homes, Inc.                                  4.88     07/15/09       196,451
   350,000    Royal Caribbean Cruises - YD                       6.75     03/15/08       353,721
   100,000    Sears Roebuck Acceptance Corp.                     6.70     11/15/06        99,908
   100,000    Sears Roebuck Acceptance Corp.                     7.00     06/15/07       100,413
   382,000    Sears Roebuck Acceptance Corp.                     6.25     05/01/09       385,424


 16   Schedule of Investments

                                                               INTEREST   MATURITY
PRINCIPAL AMOUNT                                                 RATE       DATE        VALUE
------------------------------------------------------------------------------------------------
$  213,000    Semco Energy, Inc.                                 6.40%    11/25/08   $   203,646
   650,000    St. Paul Companies, Inc.                           5.75     03/15/07       651,234
    40,000    Suntrust Bank                                      2.50     11/01/06        39,903
   500,000    Target Corp.                                       3.38     03/01/08       488,213
   350,000    Telefonica de Argentina - YD                       9.13     11/07/10       371,000
   500,000    Tennessee Gas Pipeline                             7.00     10/15/28       497,982
   450,000    Time Warner Cos., Inc.                             7.48     01/15/08       461,327
   630,000    Travelers Property & Casualty                      6.75     11/15/06       630,508
   288,000    TRW, Inc.                                          6.32     05/27/08       291,664
   500,000    Tyco International, Ltd. - YD                      6.13     11/01/08       507,304
   155,000    Union Carbide Corp.                                6.70     04/01/09       156,731
   550,000    Union Tank Car Co.                                 7.13     02/01/07       552,912
 1,000,000    Viacom, Inc.                                       5.63     05/01/07     1,000,756
   500,000    Wisconsin Power & Light Co.                        7.00     06/15/07       505,282
                                                                                     -----------
                                        TOTAL CORPORATE BONDS
                                           (COST $59,191,399)                         58,960,964
                                                                                     -----------
U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY BONDS (30.9%)
   270,000    Fannie Mae                                         3.10     07/28/08       260,945
   400,000    Fannie Mae                                         5.50     03/15/11       409,413
 7,000,000    Fannie Mae                                         5.25     08/01/12     7,036,588
 6,000,000    Fannie Mae                                         5.13     01/02/14     5,983,356
 1,500,000    Fannie Mae                                         5.00     03/09/15     1,460,877
   500,000    Fannie Mae                                         5.00     04/17/15       486,585
 1,000,000    Fannie Mae                                         5.00     07/09/18       956,649
   700,000    Federal Farm Credit Bank                           4.00     12/05/06       698,338
   255,000    Federal Farm Credit Bank                           5.90     08/04/08       258,951
 1,000,000    Federal Home Loan Bank                             4.00     02/12/10       969,066
   405,000    Federal Home Loan Bank                             4.80     03/19/13       394,674
   750,000    Federal Home Loan Bank                             5.50     02/14/20       729,044
   500,000    Federal Home Loan Bank                             5.50     03/03/20       486,325
   500,000    Federal Home Loan Mortgage Corp.                   5.75     04/15/08       505,480
 1,500,000    Federal Home Loan Mortgage Corp.                   5.05     02/28/13     1,475,063
   370,000    Federal Home Loan Mortgage Corp.                   5.00     10/29/13       362,280
   457,000    Federal Home Loan Mortgage Corp.                   5.00     09/15/14       446,105
 1,500,000    Federal Home Loan Mortgage Corp.                   5.16     02/27/15     1,470,743
   400,000    Federal Home Loan Mortgage Corp.                   5.00     12/15/15       388,237
   550,000    Federal Home Loan Mortgage Corp.                   5.00     09/09/16       532,011
   975,000    Federal Home Loan Mortgage Corp.                   5.25     07/27/17       950,346


                                                   Schedule of Investments    17

ICON Bond Fund
September 30, 2006

                                                               INTEREST   MATURITY
PRINCIPAL AMOUNT                                                 RATE       DATE        VALUE
------------------------------------------------------------------------------------------------
$1,000,000    US Treasury Note                                   3.50%    05/31/07   $   990,312
 1,000,000    US Treasury Note                                   3.00     02/15/08       976,289
                                                                                     -----------
             TOTAL U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY                         28,227,677
                                                                                     -----------
BONDS
(COST $28,345,806)
FOREIGN GOVERNMENT BOND (2.8%)
 1,000,000    Federal Republic Of Brazil - YD                    9.38     04/07/08     1,055,000
   750,000    Federal Republic Of Brazil - YD                   14.50     10/15/09       937,500
   500,000    Republic of South Africa - YD                      6.50     06/02/14       525,000
                                                                                     -----------
                               TOTAL FOREIGN GOVERNMENT BONDS
                                            (COST $2,500,343)                          2,517,500
                                                                                     -----------
SHORT-TERM INVESTMENTS (0.3%)
   255,380    Brown Brothers Harriman Time
              Deposit,
              4.63%, 10/02/06#                                                           255,380
                                                                                     -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                              (COST $255,380)                            255,380
                                                                                     -----------
                                            TOTAL INVESTMENTS
                                     (COST $90,292,928) 98.6%                         89,961,521
                           OTHER ASSETS LESS LIABILITIES 1.4%                          1,334,202
                                                                                     -----------
                                      TOTAL NET ASSETS 100.0%                        $91,295,723
                                                                                     ===========

The accompanying notes are an integral part of the financial statements.

# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2006.

* Security was acquired pursuant to Rule 144A of the Securities Act of 1933 and may be deemed to be restricted for resale. These securities are considered to be illiquid. The aggregate value of these securities at September 30, 2006 was $1,580,390, which represented 1.73% of the Fund's Net Assets.

YD  Yankee Dollar Bond.


 18   Schedule of Investments

                       THIS PAGE INTENTIONALLY LEFT BLANK

Management Overview

ICON Core Equity Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                   98.3%
Top 10 Equity Holdings                                                     19.9%
Number of Stocks                                                             103
Short-Term Investments                                                      1.5%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
Microsoft Corp.                                                             3.3%
Bank of America Corp.                                                       2.3%
General Electric Co.                                                        2.1%
JPMorgan Chase & Co.                                                        2.1%
Johnson & Johnson, Inc.                                                     2.0%
American International Group, Inc.                                          1.8%
Intel Corp.                                                                 1.7%
Cisco Systems, Inc.                                                         1.6%
International Business Machines Corp.                                       1.5%
FPL Group, Inc.                                                             1.5%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

A. For the fiscal year ended September 30, 2006, the Fund's benchmark, the S&P Composite 1500 Index, gained 10.32%, compared to the ICON Core Equity Fund's return of 4.35% for Class I shares, 3.54% for Class C shares, and 4.57% for Class Z shares. Since their inception on May 31, 2006 through September 30, 2006, the Class A shares of the Fund have returned (4.49%) (and (9.96%) with maximum sales charge) vs. the S&P Composite 1500 Index return of 4.96% for the same period. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Strong corporate earnings and near-low long-term interest rates proved to be the dominant forces during the first seven months of the fiscal year. The Fund flourished in these conditions. Our emphasis on cyclical industries, primarily from the Industrials and Materials sectors, fueled returns in the first half. However, a major market shift -- the first significant theme change we've seen since March 2003 -- abruptly began in May and featured more defensive industries and mature, large-cap issues.

   When the market reversal occurred, the Fund was concentrated in the small- and mid-cap cyclical stocks that we had seen dominate the first three years of the bull market. Those stocks rapidly became some of the worst performers in virtually every sector, but clear leadership was vague. Consistent with our investment style, we watched the ICON system closely during this uncertain period, waiting for our relative strength metrics to validate the true industry leaders. Eventually, our system discerned that more mature, larger cap recession-proof stocks were leading.

   When leadership became more evident, we gradually rotated out of cyclical holdings into more mature, recession-proof stocks. While the ICON system's rigorous focus on valuation identified the new theme, the Fund missed some upside as we waited for leadership to develop clearly.

   In general, the Fund's exposure to the Materials sector throughout the period contributed to performance, but positions in the Industrials and Energy sectors detracted from returns. While the Energy sector was a strong performer during the first seven months of the year, Energy issues declined sharply from early May through the end of the period, causing a significant drag on overall performance.


 20   Management Overview

(ROBERT STRAUS, CMT PHOTO)
Robert Straus, CMT
Portfolio Manager


(J.C. WALLER, III PHOTO)
J.C. Waller, III
Portfolio Manager

(DEREK ROLLINGSON PHOTO)
Derek Rollingson
Portfolio Manager


(TODD BURCHETT PHOTO)
Todd Burchett
Portfolio Manager

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. Our objective is to keep the Fund diversified among the sectors and industries throughout the market that are demonstrating the best value and relative strength. Guided by these parameters, we concentrated the Fund in industries with a heavy cyclical bent, primarily in the Industrials, Materials, and Energy sectors, until near the end of the period. As market leadership suddenly swung in May toward more defensive industries, the Fund's cyclical positioning hindered returns.

   From an industry standpoint, the worst performing industry in the Fund was oil & gas drilling, with the oil & gas exploration & production industry also accounting for negative performance. The Fund's relative performance was also hindered by its positions in the gold and semiconductor industries. The gold industry suffered significant losses during the month of September. At the time of the industry collapse, our system indicated both value and relative strength in gold issues.

   On a relative basis, the Fund's lack of significant exposure to companies in the pharmaceutical industry contributed to underperformance versus it broad benchmark. For most of the year, the industry was not attractive to our system.

   On the positive side, the steel, aluminum, internet software & services, wireless telecommunications services, and healthcare distributors industries added to returns during the period.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE EQUITY MARKET?

A. Despite volatile interest rate and commodity price movements, both closed the period well below their peaks reached in the spring and summer months. We believe the combination of relatively low long-term interest rates and stable, growing corporate earnings continues to provide a solid foundation for stocks. Our analysis suggests, however, that mature, blue-chip issues will lead the market higher. We have gradually rotated into this strong leadership as our metrics dictate, and we believe the Fund is well-positioned to benefit should this theme endure.


                                                       Management Overview    21

ICON Core Equity Fund

    PERFORMANCE HIGHLIGHTS

    September 30, 2006


- The Fund repositioned from cyclical stocks into recession-proof, larger-cap names late in the period but missed some gains as we waited for definitive industry leadership to emerge.

- The Fund's exposure to the Materials sector aided performance, but positions in the Industrials and Energy sectors detracted from overall returns.

- A lack of exposure to pharmaceutical companies contributed to underperformance versus the Fund's broad benchmark.


 22   Management Overview

                                                              SECTOR COMPOSITION
                                                              September 30, 2006

                     Financial  24.8%
        Information Technology  18.2%
                    Healthcare  14.5%
        Consumer Discretionary  11.1%
         Telecommunication and
                     Utilities  9.0%
  Leisure and Consumer Staples  8.4%
                        Energy  4.7%
                     Materials  3.9%
                   Industrials  3.7%

Percentages are based upon net assets.


                                                       Management Overview    23

ICON Core Equity Fund

INDUSTRY COMPOSITION
September 30, 2006

                            Pharmaceuticals  6.3%
       Other Diversified Financial Services  5.5%
                           Systems Software  4.4%
             Investment Banking & Brokerage  4.1%
                          Computer Hardware  3.8%
                             Semiconductors  3.3%
                          Diversified Banks  3.1%
                            Multi-Utilities  3.1%
      Integrated Telecommunication Services  3.1%
                       Broadcast & Cable TV  3.0%
                   Health Care Distributors  3.0%
         Oil & Gas Storage & Transportation  2.9%
                       Multi-Line Insurance  2.7%
                     Health Care Facilities  2.5%
                   Communications Equipment  2.5%
                       Health Care Services  2.2%
                   Industrial Conglomerates  2.1%
                         Electric Utilities  2.0%
                Diversified Capital Markets  2.0%
                                   Footwear  1.9%
                 General Merchandise Stores  1.9%
         Apparel Accessories & Luxury Goods  1.7%
                                Soft Drinks  1.7%
           Asset Management & Custody Banks  1.7%
             IT Consulting & Other Services  1.7%
                 Thrifts & Mortgage Finance  1.7%
                           Consumer Finance  1.6%
                   Automobile Manufacturers  1.5%
                           Specialty Stores  1.5%
                          Department Stores  1.4%
             Oil & Gas Equipment & Services  1.3%
                      Diversified Chemicals  1.2%
                         Household Products  1.0%
                                       Gold  1.0%
                     Home Furnishing Retail  0.9%
                   Metal & Glass Containers  0.9%
               Hypermarkets & Super Centers  0.9%
              Property & Casualty Insurance  0.9%
                                Drug Retail  0.9%
                    Life & Health Insurance  0.9%
        Wireless Telecommunication Services  0.8%
               Internet Software & Services  0.8%
                             Mortgage Reits  0.8%
                                Restaurants  0.8%
         Electronic Equipment Manufacturers  0.8%
                         Office Electronics  0.8%
                                     Marine  0.8%
                        Specialty Chemicals  0.8%
                        Aerospace & Defense  0.6%
                         Oil & Gas Drilling  0.5%
                              Biotechnology  0.5%
      Diversified Commercial & Professional
                                   Services  0.3%
                              Home Building  0.2%

Percentages are based upon net assets.

 24   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                              September 30, 2006

                                             INCEPTION                             SINCE
                                               DATE       1 YEAR      5 YEARS    INCEPTION
-------------------------------------------------------------------------------------------
ICON Core Equity Fund - Class I              10/12/00      4.35%       9.98%       8.37%
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index                                  10.32%       7.73%       2.61%
-------------------------------------------------------------------------------------------
ICON Core Equity Fund - Class C              11/28/00      3.54%       9.12%       6.62%
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index                                  10.32%       7.73%       2.45%
-------------------------------------------------------------------------------------------
ICON Core Equity Fund - Class Z               5/6/04       4.57%        N/A       11.89%
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index                                  10.32%        N/A       10.25%
-------------------------------------------------------------------------------------------
ICON Core Equity Fund - Class A*              5/31/06       N/A         N/A       (4.49%)
-------------------------------------------------------------------------------------------
ICON Core Equity Fund - Class A
  (including maximum sales charge of
  5.75%)*                                     5/31/06       N/A         N/A       (9.96%)
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index*                                   N/A         N/A        4.96%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Since Inception performance results for Class C shares include returns for certain time periods that were restated as of June 8, 2004. Class Z shares are available only to institutional investors.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2006
(LINE GRAPH)

                                                              ICON CORE EQUITY FUND - CLASS I        S&P COMPOSITE 1500 INDEX
                                                              -------------------------------        ------------------------
10/12/00                                                                  10000.00                           10000.00
                                                                          11850.00                           10031.00
                                                                          10810.00                            8861.00
                                                                          12680.00                            9444.00
9/30/01                                                                   10040.00                            8037.00
                                                                          12456.00                            8963.00
                                                                          13234.00                            9049.00
                                                                          12048.00                            7887.00
9/30/02                                                                    9717.00                            6525.00
                                                                           9461.00                            7054.00
                                                                           8715.00                            6818.00
                                                                          10515.00                            7890.00
9/30/03                                                                   11374.00                            8135.00
                                                                          12571.00                            9140.00
                                                                          13001.00                            9336.00
                                                                          13072.00                            9498.00
9/30/04                                                                   13072.00                            9320.00
                                                                          14556.00                           10218.00
                                                                          14167.00                           10015.00
                                                                          14659.00                           10187.00
9/30/05                                                                   15487.00                           10574.00
                                                                          15959.00                           10798.00
                                                                          17415.00                           11322.00
                                                                          16736.00                           11127.00
9/30/06                                                                   16162.00                           11665.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/12/00 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    25

Schedule of Investments

ICON Core Equity Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (98.3%)
    72,400    A.C. Moore Arts &
              Crafts, Inc.(a)    $  1,377,772
    30,400    Agnico-Eagle
              Mines, Ltd.             946,352
    43,600    America Movil
              S.A. de
              C.V. - ADR            1,716,532
    55,100    American
              International
              Group, Inc.           3,650,926
    36,100    Ameriprise
              Financial, Inc.       1,693,090
    23,900    AmerisourceBergen
              Corp.                 1,080,280
    20,400    Apple Computer,
              Inc.(a)               1,571,412
    50,700    AT&T, Inc.            1,650,792
    85,100    Bank of America
              Corp.                 4,558,807
    33,600    Barrick Gold
              Corp. - ADR           1,032,192
    82,700    Cablevision
              Systems Corp.         1,878,117
    29,900    Canon, Inc. - ADR     1,563,471
    25,600    Caremark Rx, Inc.     1,450,752
    55,500    Cash America
              International,
              Inc.                  2,168,940
    21,000    Celgene Corp.(a)        909,300
   104,500    CenterPoint
              Energy, Inc.          1,496,440
     9,500    Centex Corp.            499,890
   145,000    Cisco Systems,
              Inc.(a)               3,335,000
    79,600    Coca-Cola
              Enterprises, Inc.     1,658,068
    56,500    Comcast Corp. -
              Class A(a)            2,082,025
    25,900    Comerica, Inc.        1,474,228
    38,400    Curtiss-Wright
              Corp.                 1,165,440
    54,700    CVS Corp.             1,756,964
    26,100    DaVita, Inc.(a)       1,510,407
    15,400    Deutsche Bank
              AG - ADR              1,858,780
    13,700    Diamond Offshore
              Drilling, Inc.          991,469
    17,500    Dick's Sporting
              Goods, Inc.(a)          796,600
    27,400    Dominion
              Resources, Inc.
              of Virginia           2,095,826

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    78,700    Family Dollar
              Stores, Inc.       $  2,301,188
    30,700    Fannie Mae            1,716,437
    25,100    Federal Home Loan
              Mortgage Corp.        1,664,883
    50,200    Forest
              Laboratories,
              Inc.(a)               2,540,622
    68,800    FPL Group, Inc.       3,096,000
    53,000    Frontline, Ltd.       2,041,030
   122,100    General Electric
              Co.                   4,310,130
    53,800    General Maritime
              Corp.                 1,968,004
    32,400    General Motors
              Corp.                 1,077,624
     4,200    Google, Inc. -
              Class A(a)            1,687,980
    30,200    Grant Prideco,
              Inc.(a)               1,148,506
    22,300    Healthcare
              Services Group,
              Inc.                    561,068
    44,500    Henry Schein,
              Inc.(a)               2,231,230
   156,100    Hercules, Inc.(a)     2,461,697
    83,000    Hewlett-Packard
              Co.                   3,045,270
    59,100    Honda Motor Co.,
              Ltd. - ADR            1,987,533
    88,800    Horace Mann
              Educators Corp.       1,707,624
    26,800    Infosys
              Technologies,
              Ltd. - ADR            1,279,164
    53,300    ING Group N.V. -
              ADR                   2,344,134
   170,100    Intel Corp.           3,498,957
    38,100    International
              Business Machines
              Corp.                 3,121,914
    38,300    International
              Flavors &
              Fragrances, Inc.      1,514,382
    62,500    Johnson &
              Johnson, Inc.         4,058,750
    91,100    JPMorgan Chase &
              Co.                   4,278,056
    39,500    K-Swiss, Inc.         1,187,370
    63,200    K-V
              Pharmaceutical
              Co.(a)                1,497,840


 26   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    48,700    Kindred
              Healthcare,
              Inc.(a)            $  1,447,851
    48,200    Kirby Corp.(a)        1,510,106
    44,600    Kohl's Corp.(a)       2,895,432
    48,100    Korea Electric
              Power Corp. - ADR       940,355
    13,400    Lehman Brothers
              Holding, Inc.           989,724
    58,800    Lifepoint
              Hospitals,
              Inc.(a)               2,076,816
    39,800    Liz Claiborne,
              Inc.                  1,572,498
    60,300    MDU Resources
              Group, Inc.           1,347,102
    46,300    Mellon Financial
              Corp.                 1,810,330
    47,200    Merck & Co., Inc.     1,977,680
    24,600    Merrill Lynch &
              Co., Inc.             1,924,212
    30,200    MetLife, Inc.         1,711,736
   242,300    Microsoft Corp.       6,622,059
    26,300    Morgan Stanley        1,917,533
    66,900    Motorola, Inc.        1,672,500
   112,100    Myers Industries,
              Inc.                  1,905,700
    52,500    Mylan
              Laboratories,
              Inc.                  1,056,825
    25,000    National-OilWell
              Varco, Inc.(a)        1,463,750
    88,000    O'Charley's,
              Inc.(a)               1,669,360
   129,400    Oracle Corp.(a)       2,295,556
    31,100    Overseas
              Shipholding
              Group, Inc.           1,921,047
    30,200    PetsMart, Inc.          838,050
    59,100    Pfizer, Inc.          1,676,076
    45,600    Philadelphia
              Consolidated
              Holding Corp.(a)      1,813,968
    32,900    Procter & Gamble
              Co.                   2,039,142
   134,400    PSS World
              Medical, Inc.(a)      2,686,656
    24,400    Quest
              Diagnostics, Inc.     1,492,304

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    33,200    Redwood Trust,
              Inc.               $  1,672,284
    64,700    Rent-A-Center,
              Inc.(a)               1,895,063
    26,700    Rogers Corp.(a)       1,648,725
    57,500    Satyam Computer
              Services, Ltd. -
              ADR                   2,224,675
    26,300    Sempra Energy         1,321,575
    66,800    Steven Madden,
              Ltd.                  2,621,232
   137,091    Taiwan
              Semiconductor
              Manufacturing
              Co., Ltd. - ADR       1,316,074
    26,900    Target Corp.          1,486,225
    65,000    Telenor ASA - ADR     2,531,100
    55,100    Texas
              Instruments, Inc.     1,832,075
    12,500    The Bear Stearns
              Cos., Inc.            1,751,250
   108,200    The DIRECTV
              Group, Inc.(a)        2,129,376
     9,500    The Goldman Sachs
              Group, Inc.           1,607,115
    52,500    The Pepsi
              Bottling Group,
              Inc.                  1,863,750
    35,200    UBS AG - ADR          2,087,712
    27,200    Universal Health
              Services, Inc. -
              Class B               1,630,096
    26,800    V.F. Corp.            1,955,060
    53,500    Verizon
              Communications,
              Inc.                  1,986,455
    32,200    Wachovia Corp.        1,796,760
    36,800    Wal-Mart Stores,
              Inc.                  1,814,976
    83,200    Wells Fargo & Co.     3,010,175
    22,900    World Acceptance
              Corp.(a)              1,007,142
                                 ------------
TOTAL COMMON STOCKS
(COST $183,820,468)               198,760,528


                                                   Schedule of Investments    27

ICON Core Equity Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
SHORT-TERM INVESTMENTS (1.5%)
$3,102,312    Brown Brothers
              Harriman Time
              Deposit, 4.63%,
              10/02/06#          $  3,102,312
                                 ------------
TOTAL SHORT-TERM INVESTMENT
(COST $3,102,312)                   3,102,312
TOTAL INVESTMENTS 99.8%
(COST $186,922,780)               201,862,840
OTHER ASSETS LESS LIABILITIES
0.2%                                  363,925
                                 ------------
TOTAL NET ASSETS 100.0%          $202,226,765
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2006.
ADR   American Depositary Receipt.


 28   Schedule of Investments

                                                             Management Overview

                                                          ICON Covered Call Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                  103.0%
Top 10 Equity Holdings                                                     20.8%
Number of Stocks                                                             118
Options Purchased Put Options                                               0.2%
Short-Term Investments                                                      3.3%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
Microsoft Corp.                                                             3.3%
Intel Corp.                                                                 2.6%
Bank of America Corp.                                                       2.5%
The Goldman Sachs Group, Inc.                                               2.2%
Roche Holdings, Ltd. - ADR                                                  1.9%
Cisco Systems, Inc.                                                         1.8%
Procter & Gamble Co.                                                        1.7%
National Grid PLC - ADR                                                     1.6%
JPMorgan Chase & Co.                                                        1.6%
Comcast Corp. - Class A                                                     1.6%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

A. For the Fund's fiscal year ended September 30, 2006, its benchmark, the S&P Composite 1500 Index, gained 10.32%, while the ICON Covered Call Fund returned 0.30% for Class I shares, (0.36%) for Class C shares, and 0.88% for Class Z shares. Since their inception on May 31, 2006 through September 30, 2006, the Class A shares of the Fund have returned 0.51% (and (5.28%) with maximum sales charge) compared to the S&P Composite 1500's return of 4.96% during the same period. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund lagged its benchmark for the period due to three major factors. Consistent with the Fund's strategy, we wrote covered call options on stocks identified by the ICON system as undervalued. When equity issues performed strongly during a market rally in the first calendar quarter of 2006, these call positions limited the Fund's upside potential, as we would expect during a rising market.

   Secondly, relative performance was influenced by a significant market shift, the first theme change in more than three years, which began to emerge in May. The small- and mid-cap cyclical stocks that we had seen dominate the recent bull market became some of the worst performers in virtually every sector. After a number of weeks of ambiguous industry leadership, mature, larger-cap issues with a recession-proof tilt finally began to advance following a market low in July. As we waited patiently for the market to show clarity, the Fund lost ground against its broad benchmark.

   Finally, option premiums, as represented by the Chicago Board Options Exchange Volatility Index (VIX), remained low relative to historical levels, hindering returns. The VIX averaged 13.24 for the period and ended it at 11.98, well below its historical average of the past 15 years of 18.93.

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. With option premium levels hovering at 15-year lows and the broad market reaching five-year highs in early spring, we added a new tactic to the management of the Fund. In order to provide additional downside protection, we began purchasing out-of-the-money index put options. When the market experienced a steep downturn in early May through mid June, these put options help to mitigate part of the losses on the Fund's long equity positions.

   Even though the Fund has an emphasis on call writing, our objective in constructing the portfolio is to diversify among the sectors and industries

                                                       Management Overview    29

ICON Covered Call Fund

   that are demonstrating the best value and relative strength. Focusing on our valuation measures, we concentrated the Fund in industries with a heavy cyclical nature, primarily in the Industrials, Materials, and Energy sectors, until near the end of the period. After the market experienced an unclear period, leadership finally swung toward more defensive industries, and we gradually repositioned the Fund after our relative strength measures pointed to more mature, recession-proof positions.

   In particular, exposure to the oil & gas drilling, oil & gas exploration and production, and coal & consumable fuel industries, all from the Energy sector, dampened returns. Their negative performance reflected the sector's extremely poor showing beginning with the early May sell-off and extending through mid-June, as investors appeared to become wary of the long bull run in Energy.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE EQUITY MARKET?

A. With option premium levels remaining low, we expect to continue buying index put options to provide supplemental downside protection for the Fund. This strategy would be particularly beneficial if the market continues to rally and prices begin to approach fair value.

   We are currently seeing strong combinations of value and relative strength from a number of larger-cap, "blue chip" companies that support our analysis that this group represents the clearest market leadership for the foreseeable future. To capture the new theme, we began rotating into this group during the last three months of the period as our system dictated. Looking ahead, our metrics indicate the Fund is well-positioned to benefit should this theme persist.


 30   Management Overview

(ROBERT STRAUS, CMT PHOTO)
Robert Straus, CMT
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
    September 30, 2006

- When equity issues performed strongly during a market rally in the first quarter of 2006, the Fund's call positions limited upside potential.

- We identified a new market theme in the final fiscal quarter that featured more defensive industries, and while we waited for clear industry leadership to emerge, the Fund lost ground vs. its benchmark.

- Industries within the Energy sector caused a drag on Fund returns when they performed poorly in early summer.

The Chicago Board Options Exchange Volatility Index (VIX) is an up-to-the-minute market estimate of expected volatility that is calculated by using real-time S&P 500 Index option bid/ask quotes. VIX uses nearby and second nearby options with at least 8 days left to expiration and then weights them to yield a constant, 30-day measure of the expected volatility of the S&P 500 Index.

                                                       Management Overview    31

ICON Covered Call Fund

SECTOR COMPOSITION
September 30, 2006

                         Financial  25.0%
            Information Technology  20.6%
                        Healthcare  14.6%
      Leisure and Consumer Staples  12.8%
   Telecommunication and Utilities  11.5%
            Consumer Discretionary  8.9%
                            Energy  5.8%
                       Industrials  2.3%
                         Materials  1.5%

Percentages are based upon net assets.


 32   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2006

                      Pharmaceuticals  7.0%
Integrated Telecommunication Services  5.3%
       Investment Banking & Brokerage  5.1%
                       Semiconductors  5.1%
                     Systems Software  5.0%
 Other Diversified Financial Services  4.5%
                          Soft Drinks  4.1%
   Oil & Gas Storage & Transportation  3.8%
                    Computer Hardware  3.5%
                    Diversified Banks  3.5%
               Health Care Facilities  3.1%
             Communications Equipment  3.0%
                      Multi-Utilities  3.0%
                       Regional Banks  2.9%
                 Broadcast & Cable TV  2.3%
                   Household Products  2.3%
                 Multi-Line Insurance  2.3%
       IT Consulting & Other Services  2.2%
  Wireless Telecommunication Services  2.0%
                 Integrated Oil & Gas  2.0%
           General Merchandise Stores  1.9%
                  Managed Health Care  1.8%
          Diversified Capital Markets  1.6%
             Health Care Distributors  1.6%
                     Specialty Stores  1.5%
                              Brewers  1.5%
   Apparel Accessories & Luxury Goods  1.4%
                                 Gold  1.3%
                             Airlines  1.2%
     Asset Management & Custody Banks  1.2%
                   Electric Utilities  1.2%
                    Department Stores  1.1%
               Packaged Foods & Meats  1.1%
                       Mortgage Reits  1.1%
                             Footwear  1.0%
                  Aerospace & Defense  0.9%
                        Biotechnology  0.8%
                   Office Electronics  0.8%
              Life & Health Insurance  0.8%
Data Processing & Outsourced Services  0.8%
               Movies & Entertainment  0.7%
           Thrifts & Mortgage Finance  0.7%
        Property & Casualty Insurance  0.7%
             Automobile Manufacturers  0.6%
                Photographic Products  0.6%
                          Reinsurance  0.6%
               Home Furnishing Retail  0.5%
              Home Improvement Retail  0.5%
         Internet Software & Services  0.3%
                Diversified Chemicals  0.3%
                          Drug Retail  0.3%
                 Health Care Supplies  0.2%
                        Home Building  0.2%
                             Trucking  0.2%

Percentages are based upon net assets.

                                                       Management Overview    33

ICON Covered Call Fund

AVERAGE ANNUAL TOTAL RETURN
September 30, 2006

                                             INCEPTION                             SINCE
                                               DATE       1 YEAR      5 YEARS    INCEPTION
-------------------------------------------------------------------------------------------
ICON Covered Call Fund - Class I              9/30/02      0.30%        N/A       10.69%
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index                                  10.32%        N/A       15.63%
-------------------------------------------------------------------------------------------
ICON Covered Call Fund - Class C             11/21/02     (0.36%)       N/A        8.23%
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index                                  10.32%        N/A       12.96%
-------------------------------------------------------------------------------------------
ICON Covered Call Fund - Class Z              5/6/04       0.88%        N/A        5.57%
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index                                  10.32%        N/A       10.25%
-------------------------------------------------------------------------------------------
ICON Covered Call Fund - Class A*             5/31/06       N/A         N/A        0.51%
-------------------------------------------------------------------------------------------
ICON Covered Call Fund - Class A
  (including maximum sales charge of
  5.75%)*                                     5/31/06       N/A         N/A       (5.28%)
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index*                                   N/A         N/A        4.96%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through September 30, 2006
(LINE GRAPH)

                                                              ICON COVERED CALL FUND - CLASS I       S&P COMPOSITE 1500 INDEX
                                                              --------------------------------       ------------------------
9/30/02                                                                   10000.00                           10000.00
                                                                          10490.00                           10811.00
                                                                          10050.00                           10450.00
                                                                          11770.00                           12093.00
9/30/03                                                                   12400.00                           12469.00
                                                                          13541.00                           14009.00
                                                                          13799.00                           14308.00
                                                                          13944.00                           14557.00
9/30/04                                                                   13706.00                           14285.00
                                                                          14568.00                           15661.00
                                                                          14416.00                           15349.00
                                                                          14470.00                           15613.00
9/30/05                                                                   14966.00                           16206.00
                                                                          14946.00                           16550.00
                                                                          15414.00                           17353.00
                                                                          15044.00                           17054.00
9/30/06                                                                   15011.00                           17878.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 34   Management Overview

                                                         Schedule of Investments

                                                          ICON Covered Call Fund
                                                              September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (103.0%)
    22,900    A.C. Moore Arts &
              Crafts, Inc.(a)x)   $   435,787
     6,200    A.G. Edwards,
              Inc.(x)                 330,336
     9,800    Alaska Air Group,
              Inc.(a)x)               372,792
     4,500    Allied Irish Banks
              PLC - ADR               243,270
    23,700    America Movil S.A.
              de C.V. - ADR(x)        933,069
     6,200    AmerisourceBergen
              Corp.(x)                280,240
     7,100    Amgen, Inc.(a)x)        507,863
    25,400    AmSurg Corp.(a)x)       565,404
     5,600    Apple Computer,
              Inc.(a)x)               431,368
    15,400    AT&T, Inc.(x)           501,424
    29,800    Bank of America
              Corp.(x)              1,596,386
    26,300    Barrick Gold
              Corp. - ADR(x)          807,936
     9,200    BNP Paribas - ADR       494,426
     4,900    BT Group PLC - ADR      247,793
     5,100    Canon, Inc. - ADR       266,679
     2,900    Centex Corp.(x)         152,598
     9,500    Chevron Corp.(x)        616,170
     8,200    Chubb Corp.(x)          426,072
    49,700    Cisco Systems,
              Inc.(a)x)             1,143,100
    42,500    Coca-Cola
              Enterprises,
              Inc.(x)                 885,275
    12,300    Cognizant
              Technology
              Solutions
              Corp.(a)x)              910,938
    26,900    Comcast Corp. -
              Class A(a)x)            991,265
     8,300    Community Health
              Systems, Inc.(a)x)      310,005
     7,500    Cullen/Frost
              Bankers, Inc.(x)        433,650
     5,000    CVS Corp.(x)            160,600
     4,600    Deutsche Bank
              AG - ADR(x)             555,220
     5,300    Dick's Sporting
              Goods, Inc.(a)x)        241,256
     8,100    Dollar Tree
              Stores, Inc.(a)x)       250,776
     4,900    Dominion
              Resources, Inc. of
              Virginia(x)             374,801

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
     4,100    East-West Bancorp,
              Inc.(x)             $   162,401
     6,300    EchoStar
              Communications
              Corp. - Class
              A(a)x)                  206,262
     4,000    Everest Re Group,
              Ltd.(x)                 390,120
    17,800    Family Dollar
              Stores, Inc.(x)         520,472
    10,400    Fiserv, Inc.(a)x)       489,736
     7,400    Fomento Economico
              Mexicano, S.A. de
              C.V. - ADR(x)           717,356
    17,600    Forest
              Laboratories,
              Inc.(a)x)               890,736
    14,500    FPL Group, Inc.(x)      652,500
    11,100    Frontline, Ltd.(x)      427,461
     9,600    Fuji Photo Film         350,016
    23,000    General Maritime
              Corp.(x)                841,340
    11,800    General Motors
              Corp.(x)                392,468
     5,000    Gildan Activewear,
              Inc. - Class A(a)       242,300
    11,800    Gol - Linhas
              Aereas
              Inteligentes
              S.A. - ADR(x)           405,330
       500    Google, Inc. -
              Class A(a)x)            200,950
     7,200    Health Net,
              Inc.(a)x)               313,344
    27,500    Heineken N.V. -
              ADR                     628,375
     2,300    Henkel KGaA - ADR       320,751
    15,200    Henry Schein,
              Inc.(a)x)               762,128
    10,200    Hercules,
              Inc.(a)x)               160,854
    24,100    Hewlett-Packard
              Co.(x)                  884,229
     9,400    Infosys
              Technologies,
              Ltd. - ADR(x)           448,662
     4,800    ING Group N.V. -
              ADR(x)                  211,104
    79,300    Intel Corp.(x)        1,631,201
    10,800    International
              Business Machines
              Corp.(x)                884,952
    13,700    Johnson & Johnson,
              Inc.(x)                 889,678
    21,500    JPMorgan Chase &
              Co.(x)                1,009,640


                                                   Schedule of Investments    35

ICON Covered Call Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    16,300    Kindred
              Healthcare,
              Inc.(a)x)           $   484,599
    11,100    Kohl's Corp.(a)x)       720,612
     5,900    Korea Electric
              Power
              Corp. - ADR(x)          115,345
    13,700    Lifepoint
              Hospitals,
              Inc.(a)x)               483,884
    18,000    Loews Corp.(x)          682,200
    15,400    Merck & Co.,
              Inc.(x)                 645,260
     6,000    Merrill Lynch &
              Co., Inc.(x)            469,320
     8,700    MetLife, Inc.(x)        493,116
    76,300    Microsoft Corp.(x)    2,085,279
     4,600    Molson Coors
              Brewing Co. -
              Class B(x)              316,940
     9,900    Morgan Stanley(x)       721,809
    19,100    Motorola, Inc.(x)       477,500
    16,300    National Grid
              PLC - ADR             1,021,847
     8,100    Nestle S.A. - ADR       708,345
     6,100    Newcastle
              Investment Corp.        167,201
     5,100    Nike, Inc. - Class
              B(x)                    446,862
     8,000    Northrop Grumman
              Corp.(x)                544,560
     8,500    Novartis
              AG - ADR(x)             496,740
    44,700    Oracle Corp.(a)x)       792,978
    12,100    Overseas
              Shipholding Group,
              Inc.(x)                 747,417
     9,000    PetsMart, Inc.(x)       249,750
     7,700    Philippine Long
              Distance Telephone
              Co. - ADR(x)            335,412
     6,200    PNC Financial
              Services Group,
              Inc.(x)                 449,128
    17,800    Procter & Gamble
              Co.(x)                1,103,244
    15,000    PT Telekomunikasi
              Indonesia - ADR(x)      542,400
    10,300    Redwood Trust,
              Inc.(x)                 518,811
    11,300    Rent-A-Center,
              Inc.(a)x)               330,977
     2,500    Research in
              Motion, Ltd.(a)x)       256,650
    13,600    Roche Holdings,
              Ltd. - ADR            1,178,440
     5,200    RWE AG - ADR            480,480

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
     2,400    Ryder System,
              Inc.(x)             $   124,032
    14,700    Schering-Plough
              Corp.(x)                324,723
    63,139    Siliconware
              Precision
              Industries Co. -
              ADR(x)                  375,677
     4,500    Steven Madden,
              Ltd.(x)                 176,580
    10,100    SunTrust Banks,
              Inc.(x)                 780,528
    13,100    Symantec
              Corp.(a)x)              278,768
    45,833    Taiwan
              Semiconductor
              Manufacturing Co.,
              Ltd. - ADR(x)           439,997
     7,900    Target Corp.(x)         436,475
    26,400    Telefonos de
              Mexico S.A. de
              C.V. - ADR(x)           675,312
    19,700    Telenor ASA - ADR       767,118
    23,600    Texas Instruments,
              Inc.(x)                 784,700
    21,900    The Bank of New
              York Co., Inc.(x)       772,194
     2,300    The Bear Stearns
              Cos., Inc.(x)           322,230
     2,900    The Cooper Cos.,
              Inc.(x)                 155,150
    12,500    The DIRECTV Group,
              Inc.(a)x)               246,000
     8,200    The Goldman Sachs
              Group, Inc.(x)        1,387,193
     8,700    The Hartford
              Financial Services
              Group, Inc.(x)          754,725
    27,700    The Pepsi Bottling
              Group, Inc.             983,350
     5,700    The Sherwin-
              Williams Co.(x)         317,946
    14,200    The Walt Disney
              Co.(x)                  438,922
    10,000    Total SA - ADR(x)       659,400
     2,900    Triad Hospitals,
              Inc.(a)x)               127,687
     8,900    Tsakos Energy
              Navigation,
              Ltd.(x)                 396,940
     8,200    UBS AG - ADR(x)         486,342
     9,300    UnitedHealth
              Group, Inc.(x)          457,560
     9,200    V.F. Corp.(x)           671,140


 36   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    16,100    Verizon
              Communications,
              Inc.(x)             $   597,793
    11,100    Wachovia Corp.(x)       619,380
    10,000    Washington Mutual,
              Inc.(x)                 434,700
     4,400    Wellpoint,
              Inc.(a)x)               339,020
    24,200    Wells Fargo &
              Co.(x)                  875,556
    15,600    Xerox Corp.(a)x)        242,736
                                  -----------
TOTAL COMMON STOCKS
(COST $60,175,989)                 65,017,845

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
SHORT-TERM INVESTMENTS (3.3%)
$2,100,130    Brown Brothers
              Harriman Time
              Deposit,
              4.63%, 10/02/06#    $ 2,100,130
                                  -----------
TOTAL SHORT-TERM INVESTMENT
(COST $2,100,130)                   2,100,130
PUT OPTIONS PURCHASED (0.2%)
       100    Midcap Spider
              Trust, Expiration
              December 2006,
              Exercise Price
              $730                    146,000
                                  -----------
TOTAL PUT OPTIONS PURCHASED
(COST $170,300)                       146,000
TOTAL INVESTMENTS
(COST $62,446,419) 106.5%          67,263,975
LIABILITIES LESS OTHER ASSETS
(6.5)%                             (4,080,790)
                                  -----------
TOTAL NET ASSETS 100.0%           $63,183,185
                                  ===========

The accompanying notes are an integral part of the financial statements.

(a)   Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2006.
ADR   American Depositary Receipt.

x Portion or all of this security is pledged as collateral for call options written.


                                                   Schedule of Investments    37

Schedule of Written Options

ICON Covered Call Fund
September 30, 2006

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE          CONTRACTS*     VALUE
-----------------------------------------------
A.C. Moore Arts &
  Crafts, Inc.
  Expiration December
    2006 Exercise
    Price $20.00             229     $   28,625
A.G. Edwards, Inc.
  Expiration November
    2006 Exercise
    Price $55.00              38          4,275
  Expiration November
    2006 Exercise
    Price $60.00              12            180
  Expiration January
    2007 Exercise
    Price $55.00              12          2,640
Alaska Air Group, Inc.
  Expiration October
    2006 Exercise
    Price $40.00              98          5,145
America Movil S.A. De
  C.V. - ADR
  Expiration November
    2006 Exercise
    Price $40.00             119         20,527
  Expiration January
    2007 Exercise
    Price $45.00             118         11,800
AmerisourceBergen
  Corp.
  Expiration November
    2006 Exercise
    Price $45.00              62         11,005
Amgen, Inc.
  Expiration October
    2006 Exercise
    Price $75.00              45          1,125
  Expiration January
    2007 Exercise
    Price $75.00              26          5,460
AmSurg Corp.
  Expiration October
    2006 Exercise
    Price $25.00             200          2,500
  Expiration December
    2006 Exercise
    Price $25.00              54          2,970

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE          CONTRACTS*     VALUE
-----------------------------------------------
Apple Computer, Inc.
  Expiration April
    2007 Exercise
    Price $90.00              56     $   27,440
AT&T, Inc.
  Expiration April
    2007 Exercise
    Price $32.50             133         26,267
Bank of America Corp.
  Expiration January
    2007 Exercise
    Price $52.50             120         30,000
Barrick Gold Corp. -
  ADR
  Expiration January
    2007 Exercise
    Price $35.00              75          6,750
  Expiration January
    2007 Exercise
    Price $37.50             137          6,508
  Expiration April
    2007 Exercise
    Price $37.50              51          5,610
Centex Corp.
  Expiration April
    2007 Exercise
    Price $65.00              29          6,090
Chevron Corp.
  Expiration December
    2006 Exercise
    Price $70.00              95          8,075
Chubb Corp.
  Expiration January
    2007 Exercise
    Price $52.50              25          4,813
  Expiration January
    2007 Exercise
    Price $55.00              57          4,988
Cisco Systems, Inc.
  Expiration January
    2007 Exercise
    Price $22.50             455         81,900
  Expiration April
    2007 Exercise
    Price $25.00              42          5,145


 38   Schedule of Written Options

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE          CONTRACTS*     VALUE
-----------------------------------------------
Coca-Cola Enterprises,
  Inc.
  Expiration November
    2006 Exercise
    Price $20.00             238     $   28,560
  Expiration November
    2006 Exercise
    Price $22.50              60            750
Cognizant Technology
  Solutions Corp.
  Expiration October
    2006 Exercise
    Price $70.00              41         20,500
  Expiration January
    2007 Exercise
    Price $75.00              82         46,740
Comcast Corp. - Class
  A
  Expiration January
    2007 Exercise
    Price $37.50             269         43,040
Community Health
  Systems, Inc.
  Expiration December
    2006 Exercise
    Price $40.00              83         10,998
Cullen/Frost Bankers,
  Inc.
  Expiration October
    2006 Exercise
    Price $60.00              75         18,750
CVS Corp.
  Expiration January
    2007 Exercise
    Price $35.00              50          4,375
Deutche Bank AG - ADR
  Expiration January
    2007 Exercise
    Price $125.00             46         21,850
Dick's Sporting Goods,
  Inc.
  Expiration January
    2007 Exercise
    Price $45.00              53         16,960

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE          CONTRACTS*     VALUE
-----------------------------------------------
Dollar Tree Stores,
  Inc.
  Expiration November
    2006 Exercise
    Price $30.00              28     $    5,320
  Expiration February
    2007
    Exercise Price
    $32.50                    53          8,215
Dominion Resources,
  Inc. of Virginia
  Expiration January
    2007 Exercise
    Price $80.00              25          4,000
  Expiration January
    2007 Exercise
    Price $85.00              24          1,140
East-West Bancorp,
  Inc.
  Expiration October
    2006 Exercise
    Price $40.00              29          2,610
  Expiration October
    2006 Exercise
    Price $45.00              12            150
Echostar
  Communications
  Corp. - Class A
  Expiration March
    2007 Exercise
    Price $40.00              63          3,150
Everest Re Group, Ltd.
  Expiration April
    2007 Exercise
    Price $110.00             40          9,100
Family Dollar Stores,
  Inc.
  Expiration October
    2006 Exercise
    Price $27.50              89         17,577
  Expiration January
    2007 Exercise
    Price $30.00              89         13,795
Fiserv, Inc.
  Expiration January
    2007 Exercise
    Price $50.00             104         13,780


                                               Schedule of Written Options    39

ICON Covered Call Fund
September 30, 2006

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE          CONTRACTS*     VALUE
-----------------------------------------------
Fomento Economico
  Mexicano, S.A. de
  C.V. - ADR
  Expiration October
    2006 Exercise
    Price $95.00              25     $    9,000
  Expiration October
    2006 Exercise
    Price $100.00             38          4,655
Forest Laboratories,
  Inc.
  Expiration November
    2006 Exercise
    Price $50.00              53         15,105
  Expiration January
    2007 Exercise
    Price $50.00              46         17,940
  Expiration February
    2007 Exercise
    Price $55.00              77         15,208
FPL Group, Inc.
  Expiration December
    2006 Exercise
    Price $45.00             116         15,370
Frontline, Ltd.
  Expiration February
    2007 Exercise
    Price $40.00             111         25,530
General Maritime Corp.
  Expiration February
    2007 Exercise
    Price $40.00             230         19,550
General Motors Corp.
  Expiration December
    2006 Exercise
    Price $35.00             118         20,945
Gol - Linehas Aereas
  Inteligentes S.A. -
  ADR
  Expiration October
    2006 Exercise
    Price $40.00             118          1,180
Google, Inc. - Class A
  Expiration January
    2007 Exercise
    Price $430.00              5          9,425

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE          CONTRACTS*     VALUE
-----------------------------------------------
Health Net, Inc.
  Expiration October
    2006 Exercise
    Price $47.50              28     $      630
  Expiration January
    2007 Exercise
    Price $55.00              44          1,100
Henry Schein, Inc.
  Expiration October
    2006 Exercise
    Price $50.00             106         12,720
  Expiration January
    2007 Exercise
    Price $55.00              26          1,950
  Expiration April
    2007 Exercise
    Price $55.00              20          3,450
Hercules, Inc.
  Expiration December
    2006 Exercise
    Price $15.00              20          2,800
  Expiration March
    2007 Exercise
    Price $15.00              62         11,780
Hewlett-Packard Co.
  Expiration February
    2007 Exercise
    Price $40.00             241         39,765
Infosys Technologies.
  Ltd. - ADR
  Expiration October
    2006 Exercise
    Price $45.00              48         18,480
  Expiration April
    2007 Exercise
    Price $55.00              46         11,960
ING Group N.V. - ADR
  Expiration January
    2007 Exercise
    Price $45.00              48          9,360
Intel Corp.
  Expiration January
    2007 Exercise
    Price $20.00             387         62,887


 40   Schedule of Written Options

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE          CONTRACTS*     VALUE
-----------------------------------------------
International Business
  Machines Corp.
  Expiration October
    2006 Exercise
    Price $85.00              56     $    2,660
  Expiration January
    2007 Exercise
    Price $85.00              33          6,518
  Expiration January
    2007 Exercise
    Price $90.00              19          1,235
Johnson & Johnson,
  Inc.
  Expiration January
    2007 Exercise
    Price $65.00             110         23,100
JPMorgan Chase & Co.
  Expiration December
    2006 Exercise
    Price $47.50             161         20,125
  Expiration January
    2007
    Exercise Price
    $45.00                    54         16,740
Kindred Healthcare,
  Inc.
  Expiration February
    2007 Exercise
    Price $35.00             163         18,745
Kohl's Corp.
  Expiration April
    2007 Exercise
    Price $75.00             111         23,865
Korea Electric Power
  Corp. - ADR
  Expiration December
    2006 Exercise
    Price $20.00              59          4,868
Lifepoint Hospitals,
  Inc.
  Expiration November
    2006 Exercise
    Price $40.00             137          3,425
Loews Corp.
  Expiration December
    2006 Exercise
    Price $38.375            117         14,918
  Expiration January
    2007 Exercise
    Price $40.00              63          5,513

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE          CONTRACTS*     VALUE
-----------------------------------------------
Merck & Co., Inc.
  Expiration January
    2007 Exercise
    Price $42.50              76     $   14,060
  Expiration January
    2007 Exercise
    Price $45.00              78          6,630
Merrill Lynch & Co.,
  Inc.
  Expiration April
    2007 Exercise
    Price $85.00              60         15,600
MetLife, Inc.
  Expiration December
    2006 Exercise
    Price $55.00              74         22,200
  Expiration March
    2007 Exercise
    Price $60.00              13          2,275
Microsoft Corp.
  Expiration April
    2007 Exercise
    Price $27.50             432         72,360
  Expiration April
    2007 Exercise
    Price $30.00              99          6,435
Molson Coors Brewing
  Co. - Class B
  Expiration October
    2006 Exercise
    Price $75.00              46            230
Morgan Stanley
  Expiration January
    2007 Exercise
    Price $70.00              18         10,170
  Expiration April
    2007 Exercise
    Price $75.00              81         34,830
Motorola, Inc.
  Expiration April
    2007 Exercise
    Price $30.00             191         15,280
Nike, Inc. - Class B
  Expiration January
    2007 Exercise
    Price $90.00              10          3,150
  Expiration April
    2007 Exercise
    Price $90.00              41         19,680


                                               Schedule of Written Options    41

ICON Covered Call Fund
September 30, 2006

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE          CONTRACTS*     VALUE
-----------------------------------------------
Northrop Grumman Corp.
  Expiration November
    2006 Exercise
    Price $70.00              56     $    5,040
  Expiration November
    2006 Exercise
    Price $75.00              24            240
Novartis AG - ADR
  Expiration January
    2007 Exercise
    Price $60.00              85         14,450
Oracle Corp.
  Expiration March
    2007 Exercise
    Price $16.00             191         48,705
Overseas Shipholding
  Group, Inc.
  Expiration October
    2006 Exercise
    Price $60.00              30          8,625
  Expiration October
    2006 Exercise
    Price $65.00              12            660
  Expiration January
    2007 Exercise
    Price $75.00              10            525
  Expiration April
    2007 Exercise
    Price $70.00              69         17,077
PetsMart, Inc.
  Expiration October
    2006 Exercise
    Price $30.00              90          2,025
Philippine Long
  Distance Telephone
  Co. - ADR
  Expiration December
    2006 Exercise
    Price $45.00              77         13,860
PNC Financial Services
  Group, Inc.
  Expiration January
    2007 Exercise
    Price $75.00              62         10,385
Procter & Gamble Co.
  Expiration April
    2007 Exercise
    Price $65.00             128         26,240

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE          CONTRACTS*     VALUE
-----------------------------------------------
PT Telekounikasi
  Indonesia - ADR
  Expiration October
    2006 Exercise
    Price $35.00              98     $   16,905
  Expiration January
    2007 Exercise
    Price $40.00              52          8,970
Redwood Trust, Inc.
  Expiration October
    2006 Exercise
    Price $50.00             103         16,737
Rent-A-Center, Inc.
  Expiration December
    2006 Exercise
    Price $30.00             113         21,187
Research In Motion,
  Ltd.
  Expiration March
    2007 Exercise
    Price $110.00             25         19,500
Ryder System, Inc.
  Expiration November
    2006
    Exercise Price
    $55.00                    24          3,480
Schering-Plough Corp.
  Expiration February
    2007 Exercise
    Price $22.50             147         18,375
Siliconware Precision
  Industries Co. - ADR
  Expiration December
    2006 Exercise
    Price $7.50              576         23,040
Steve Madden, Ltd.
  Expiration December
    2006 Exercise
    Price $40.00              30(+)      15,524
SunTrust Banks, Inc.
  Expiration January
    2007 Exercise
    Price $85.00             101          3,535
Symantec Corp.
  Expiration April
    2007 Exercise
    Price $22.50             131         21,615


 42   Schedule of Written Options

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE          CONTRACTS*     VALUE
-----------------------------------------------
Taiwan Semiconductor
  Manufacturing Co.,
  Ltd. - ADR
  Expiration January
    2007 Exercise
    Price $11.00             390#    $   25,564
Target Corp.
  Expiration April
    2007 Exercise
    Price $60.00              79         18,762
Telefonos de Mexico
  S.A. de C.V. - ADR
  Expiration October
    2006 Exercise
    Price $25.00             129         12,900
  Expiration November
    2006 Exercise
    Price $22.50             135         45,900
Texas Instruments,
  Inc.
  Expiration October
    2006 Exercise
    Price $35.00              50          1,375
  Expiration January
    2007 Exercise
    Price $32.50              25          7,250
  Expiration April
    2007 Exercise
    Price $37.50             161         26,162
The Bank of New York
  Co., Inc.
  Expiration October
    2006 Exercise
    Price $35.00             175         14,875
  Expiration October
    2006 Exercise
    Price $37.50              44            220
The Bear Stearns Cos., Inc.
  Expiration January
    2007 Exercise
    Price
    $155                      23          5,348
The Cooper Cos., Inc.
  Expiration February
    2007 Exercise
    Price $60.00              29          6,453
The DIRECTV Group,
  Inc.
  Expiration January
    2007 Exercise
    Price $20.00              69          6,728

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE          CONTRACTS*     VALUE
-----------------------------------------------
The Goldman Sachs
  Group, Inc.
  Expiration October
    2006
    Exercise Price
    $165.00                   24     $   16,080
  Expiration January
    2007
    Exercise Price
    $180.00                   30         14,100
  Expiration April
    2007 Exercise
    Price $190.00             28         14,000
The Hartford Financial
  Services Group, Inc.
  Expiration December
    2006 Exercise
    Price $95.00              30          1,650
  Expiration January
    2007 Exercise
    Price $90.00              22          5,390
  Expiration March
    2007 Exercise
    Price $90.00              35         12,600
The Sherwin-Williams
  Co.
  Expiration January
    2007 Exercise
    Price $55.00              46         19,780
  Expiration March
    2007 Exercise
    Price $60.00              11          2,970
The Walt Disney Co.
  Expiration April
    2007 Exercise
    Price $32.50              99         14,355
Total SA - ADR
  Expiration October
    2006 Exercise
    Price $70.00              80          1,400
  Expiration May 2007
    Exercise Price
    $70.00                    20          5,800
Triad Hospitals, Inc.
  Expiration November
    2006 Exercise
    Price $45.00              29          3,843
Tsakos Energy
  Navagation, Ltd.
  Expiration December
    2006 Exercise
    Price $50.00              89          4,005


                                               Schedule of Written Options    43

ICON Covered Call Fund
September 30, 2006

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE          CONTRACTS*     VALUE
-----------------------------------------------
UBS AG - ADR
  Expiration December
    2006 Exercise
    Price $60.00              82     $   16,605
UnitedHealth Group,
  Inc.
  Expiration January
    2007 Exercise
    Price $55.00              27          3,105
  Expiration January
    2007 Exercise
    Price $57.50              66          4,290
VF Corp.
  Expiration February
    2007 Exercise
    Price $80.00              92         19,320
Verizon
  Communications, Inc.
  Expiration April
    2007 Exercise
    Price $37.50             129         22,897
Wachovia Corp.
  Expiration January
    2007 Exercise
    Price $60.00              85          5,525
  Expiration January
    2007 Exercise
    Price $65.00              26            195

UNDERLYING SECURITY/
EXPIRATION DATE/
EXERCISE PRICE          CONTRACTS*     VALUE
-----------------------------------------------
Washington Mutual,
  Inc.
  Expiration January
    2007 Exercise
    Price $50.00             100     $    1,250
Wellpoint, Inc.
  Expiration December
    2006 Exercise
    Price $80.00              17          3,570
  Expiration December
    2006 Exercise
    Price $85.00              27          1,890
Wells Fargo & Co.
  Expiration January
    2007 Exercise
    Price $37.50             190         14,250
Xerox Corp.
  Expiration April
    2007 Exercise
    Price $17.00             133          8,645
                                     ----------
Total Options Written
  (Premiums received
  $2,108,685)             13,216     $2,002,352
                                     ==========

The accompanying notes are an integral part of the financial statements.

*     All written options have 100 shares per contract unless otherwise noted.
(+)   Contracts have 150 shares per contract.
#     Contracts have 114 shares per contract.
ADR   American Depositary Receipt.


 44   Schedule of Written Options

                                                             Management Overview

                                                         ICON Equity Income Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities
Common Stocks                                                              94.6%
Convertible Preferred Stocks                                                0.7%
Top 10 Equity Holdings                                                     19.0%
Number of Stocks                                                             101
Options Purchased
Call Options                                                                0.1%
Number of Securities on Which Options Have Been Purchased                      2
Bonds & Short-Term Investments
Convertible Corporate Bonds                                                 0.4%
Corporate Bonds                                                             2.0%
U.S. Government and Agencies                                                2.2%
Short-Term Investments                                                      1.2%
Number of Bonds                                                                8
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
Microsoft Corp.                                                             3.0%
JPMorgan Chase & Co.                                                        2.0%
Johnson & Johnson, Inc.                                                     1.9%
AT&T, Inc.                                                                  1.9%
General Electric Co.                                                        1.8%
American International Group, Inc.                                          1.8%
Procter & Gamble Co.                                                        1.8%
Merck & Co., Inc.                                                           1.8%
Bank of America Corp.                                                       1.5%
Intel Corp.                                                                 1.5%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

A. For the fiscal year ended September 30, 2006, the Fund's benchmark, the S&P Composite 1500 Index, gained 10.32%, while the ICON Equity Income Fund returned 4.02% for Class I shares, 3.03% for Class C shares, and 4.04% for Class Z shares. Since their inception on May 31, 2006 through September 30, 2006, the Class A shares of the Fund have returned 0.46% (and (5.33%) with maximum sales charge) compared to the S&P 1500 return of 4.96% during the same period. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The first seven months of the fiscal year were marked by strong corporate earnings and near historically low long-term interest rates. Guided by the ICON valuation system, we placed an emphasis on cyclical industries, primarily from the Industrials and Materials sectors, and this aided returns through the first half. However, a major market shift - the first significant theme change since March 2003 - began in May and featured more defensive industries and mature, large-cap issues.

   The small- and mid-cap cyclical stocks that we saw dominate the first three years of the bull market rapidly became some of the worst performers in virtually every sector after the market shift in May, but clear leadership was elusive. We watched our system closely during this time of ambiguity, waiting for our relative strength metrics to confirm the true industry leaders. As we gained more confidence that a new theme was indeed taking hold, we gradually moved away from cyclical holdings into more mature, recession-proof stocks. While the ICON system's rigorous focus on valuation identified the new theme, the Fund missed some upside as we waited for leadership to clearly develop.

   We have been encouraged that one outcome of the market reversal has been an increase in the number of stocks with the combination of attractive value/price ratios, relative strength, and dividends for the Equity Income Fund.

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. The ICON Equity Income Fund seeks diversified exposure to those sectors and industries throughout the market that are priced below our estimate of intrinsic value and that are showing strength relative to the broad market. As market leadership turned in the final three months of the period to larger, more mature companies, the Fund was able to identify more opportunities to invest in dividend-paying stocks.

                                                       Management Overview    45

ICON Equity Income Fund

   Early in the period, the Fund's exposure to the Financial and Materials sectors contributed to performance, but positions in the Leisure & Consumer Staples sector detracted from returns. While the Financials sector was the largest contributor in terms of performance, stocks in the Fund lagged the benchmark as holdings in the property & casualty insurance industry struggled in the last half of the year.

   On an industry level, diversified metals & mining, investment banking & brokerage, and pharmaceuticals all performed well for the Fund. In particular, Southern Copper Corp. surged on a sharp increase in copper prices. With an average weight in the Fund of 1.02% during the fiscal year, Southern Copper was up almost 89% during the holding period.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE EQUITY MARKET?

A. We continue to keep a close eye on valuations to determine the sustainability of the new market theme. As our valuations indicate, we expect that industries dominated by larger, blue-chip companies to lead the market higher in the months ahead. This new leadership has opened up opportunities for the Fund to hold more stocks and fewer convertible instruments. Since the Fund focuses on securities that are intended to generate returns from both equity appreciation and income, we believe the current leadership in industries heavily composed of dividend-paying stock will be a positive for the Fund.


 46   Management Overview

(DEREK ROLLINGSON PHOTO)
Derek Rollingson
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
    September 30, 2006

- The Fund missed some gains as we patiently waited for clear industry leadership to develop following a market reversal in May.

- The Fund's exposure to the Financial and Materials sectors contributed to performance, but positions in the Leisure & Consumer Staples sector detracted from returns.

- Holdings in the diversified metals & mining, investment banking & brokerage, and pharmaceuticals industries performed well during the period.


                                                       Management Overview    47

ICON Equity Income Fund

SECTOR COMPOSITION
September 30, 2006

                         Financial  28.4%
            Information Technology  13.1%
                        Healthcare  11.0%
   Telecommunication and Utilities  10.4%
      Leisure and Consumer Staples  9.1%
                       Industrials  8.1%
            Consumer Discretionary  7.0%
                            Energy  3.8%
                         Materials  3.7%

Percentages are based upon common stock positions as a percentage of net assets.


 48   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2006

                             Pharmaceuticals  7.1%
        Other Diversified Financial Services  6.4%
              Investment Banking & Brokerage  4.6%
       Integrated Telecommunication Services  4.0%
                           Diversified Banks  3.5%
                          HOUSEHOLD PRODUCTS  3.3%
                        Multi-Line Insurance  3.1%
                            Systems Software  3.0%
                           Computer Hardware  2.6%
                    Communications Equipment  2.3%
                              Semiconductors  2.2%
            Asset Management & Custody Banks  2.2%
Independent Power Producers & Energy Traders  1.9%
                    Industrial Conglomerates  1.8%
                 Diversified Capital Markets  1.8%
                         Aerospace & Defense  1.8%
                              Mortgage Reits  1.8%
                  Thrifts & Mortgage Finance  1.7%
                     Life & Health Insurance  1.7%
                          Electric Utilities  1.6%
                        Integrated Oil & Gas  1.5%
          Oil & Gas Storage & Transportation  1.5%
                                    Footwear  1.4%
                                     Tobacco  1.3%
                             Water Utilities  1.2%
          Apparel Accessories & Luxury Goods  1.1%
                    Automobile Manufacturers  1.1%
                        Health Care Services  1.1%
Construction & Farm Machinery & Heavy Trucks  1.1%
              It Consulting & Other Services  1.1%
                      Packaged Foods & Meats  1.0%
                              Apparel Retail  1.0%
                             Multi-Utilities  1.0%
                  General Merchandise Stores  1.0%
                      Health Care Facilities  1.0%
                Internet Software & Services  1.0%
                          Office Electronics  1.0%
                Hypermarkets & Super Centers  1.0%
                    Motorcycle Manufacturers  1.0%
                       Health Care Equipment  0.9%
                              Regional Banks  0.9%
                                 Restaurants  0.9%
           Electrical Components & Equipment  0.9%
                     Broadcasting & Cable Tv  0.9%
                                      Marine  0.8%
                    Health Care Distributors  0.8%
                                       Steel  0.8%
                         Commodity Chemicals  0.8%
       Diversified Commercial & Professional
                                    Services  0.8%
                                 Soft Drinks  0.8%
          Oil & Gas Exploration & Production  0.8%
                               Gas Utilities  0.7%
                    Metal & Glass Containers  0.6%
                 Diversified Metals & Mining  0.6%
               Property & Casualty Insurance  0.5%
                       Diversified Chemicals  0.5%
                                    Trucking  0.5%
                                    Airlines  0.5%
               Specialized Consumer Services  0.4%
                             Paper Packaging  0.4%

Percentages are based upon common stock positions as a position of net assets.

                                                       Management Overview    49

ICON Equity Income Fund

AVERAGE ANNUAL TOTAL RETURN
September 30, 2006

                                             INCEPTION                             SINCE
                                               DATE       1 YEAR      5 YEARS    INCEPTION
-------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class I             9/30/02      4.02%        N/A       15.02%
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index                                  10.32%        N/A       15.63%
-------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class C             11/8/02      3.03%        N/A       12.68%
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index                                  10.32%        N/A       13.21%
-------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class Z             5/10/04      4.04%        N/A       10.48%
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index                                  10.32%        N/A       11.52%
-------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class A*            5/31/06       N/A         N/A        0.46%
-------------------------------------------------------------------------------------------
ICON Equity Income Fund - Class A
  (including maximum sales charge of
  5.75%)*                                     5/31/06       N/A         N/A       (5.33)%
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index*                                   N/A         N/A        4.96%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.

* Not annualized.
VALUE OF A $10,000 INVESTMENT
through September 30, 2006
(LINE GRAPH)

                                                              ICON EQUITY INCOME FUND - CLASS
                                                                             I                       S&P COMPOSITE 1500 INDEX
                                                              -------------------------------        ------------------------
9/30/02                                                                   10000.00                           10000.00
                                                                          10819.00                           10811.00
                                                                          10091.00                           10450.00
                                                                          12073.00                           12093.00
9/30/03                                                                   12482.00                           12469.00
                                                                          14475.00                           14009.00
                                                                          14940.00                           14308.00
                                                                          15016.00                           14557.00
9/30/04                                                                   14928.00                           14285.00
                                                                          16146.00                           15661.00
                                                                          15847.00                           15349.00
                                                                          16192.00                           15613.00
9/30/05                                                                   16822.00                           16206.00
                                                                          16849.00                           16550.00
                                                                          18083.00                           17353.00
                                                                          17316.00                           17054.00
9/30/06                                                                   17498.00                           17878.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 50   Management Overview

                                                         Schedule of Investments

                                                         ICON Equity Income Fund
                                                              September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (94.6%)
    20,600    A.G. Edwards,
              Inc.               $  1,097,568
    28,100    Abbott
              Laboratories          1,364,536
    26,300    Acuity Brands,
              Inc.                  1,194,020
    39,200    Alliant Energy
              Corp.                 1,400,616
    20,900    Allied Irish
              Banks PLC - ADR       1,129,854
    13,300    Altria Group,
              Inc.                  1,018,115
    15,700    American
              Financial Group,
              Inc.                    736,801
    37,700    American
              International
              Group, Inc.           2,498,002
    62,700    Angelica Corp.        1,066,527
    79,200    AT&T, Inc.            2,578,752
    77,100    Banco Santander
              Central Hispano
              SA - ADR              1,217,409
    40,000    Bank of America
              Corp.                 2,142,800
    33,400    Black Hills Corp.     1,122,574
    25,800    Canon, Inc. - ADR     1,349,082
    19,000    Caremark Rx, Inc.     1,076,730
    35,300    Chesapeake Corp.        505,143
    20,900    Chevron Corp.         1,355,574
    84,500    Cisco Systems,
              Inc.(a)               1,943,500
    42,400    Citigroup, Inc.       2,106,008
    38,400    Clear Channel
              Communications,
              Inc.                  1,107,840
    12,600    CNOOC, Ltd. - ADR     1,049,454
    51,000    Coca-Cola
              Enterprises, Inc.     1,062,330
    17,100    Colgate-Palmolive
              Co.                   1,061,910
    53,400    Companhia De
              Saneamento Basico
              do Estado De Sao
              Paulo - ADR           1,607,340
    58,900    ConAgra Foods,
              Inc.                  1,441,872
    12,600    Cummins, Inc.         1,502,298
    10,500    Deutsche Bank
              AG - ADR              1,267,350

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    17,100    E.I. du Pont de
              Nemours and Co.    $    732,564
    23,100    Edison
              International           961,884
    23,500    Eli Lilly & Co.       1,339,500
    21,200    Exelon Corp.          1,283,448
     6,600    Express Scripts,
              Inc.(a)                 498,234
    47,000    Family Dollar
              Stores, Inc.          1,374,280
    21,400    Fannie Mae            1,196,474
    18,100    Federal Home Loan
              Mortgage Corp.        1,200,573
    20,800    Foot Locker, Inc.       525,200
    11,200    Forest
              Laboratories,
              Inc.(a)                 566,832
    72,500    General Electric
              Co.                   2,559,250
    18,400    General Maritime
              Corp.                   673,072
    47,400    General Motors
              Corp.                 1,576,524
     3,400    Google, Inc. -
              Class A(a)            1,366,460
    10,600    Greif, Inc.             849,166
    21,400    Harley-Davidson,
              Inc.                  1,342,850
    45,100    Hewlett-Packard
              Co.                   1,654,719
    23,000    Hillenbrand
              Industries, Inc.      1,310,540
    27,100    Honeywell
              International,
              Inc.                  1,108,390
    53,300    Horace Mann
              Educators Corp.       1,024,959
    30,600    Infosys
              Technologies,
              Ltd. - ADR            1,460,538
    40,709    ING Group N.V. -
              ADR                   1,790,382
   104,000    Intel Corp.           2,139,280
    23,100    International
              Business Machines
              Corp.                 1,892,814
    28,400    iStar Financial,
              Inc.                  1,184,280
    18,200    Jackson Hewitt
              Tax Services,
              Inc.                    546,182
    40,800    Johnson &
              Johnson, Inc.         2,649,552


                                                   Schedule of Investments    51

ICON Equity Income Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    60,300    JPMorgan Chase &
              Co.                $  2,831,688
    16,100    Kimberly-Clark
              Corp.                 1,052,296
    22,200    Knightsbridge
              Tankers, Ltd.           573,204
     9,700    Lehman Brothers
              Holding, Inc.           716,442
    33,100    Limited Brands,
              Inc.                    876,819
    18,500    Lincoln National
              Corp.                 1,148,480
    26,200    Manor Care, Inc.      1,369,736
    30,900    McDonald's Corp.      1,208,808
    21,500    McKesson HBOC,
              Inc.                  1,133,480
    28,700    Mellon Financial
              Corp.                 1,122,170
    58,700    Merck & Co., Inc.     2,459,530
    17,500    Merrill Lynch &
              Co., Inc.             1,368,850
    21,700    MetLife, Inc.         1,229,956
   170,500    MFA Mortgage
              Investments, Inc.     1,270,225
   150,300    Microsoft Corp.       4,107,699
    25,400    Morgan Stanley        1,851,914
    51,700    Motorola, Inc.        1,292,500
    12,400    Nike, Inc. -
              Class B               1,086,488
    22,900    Nordic American
              Tanker Shipping,
              Ltd.                    796,920
    17,000    NOVA Chemicals
              Corp.                   522,070
     7,200    Petrochina Co.,
              Ltd. - ADR              775,080
    51,300    Pfizer, Inc.          1,454,868
    31,431    Philippine Long
              Distance
              Telephone Co. -
              ADR                   1,369,134
    17,700    PNC Financial
              Services Group,
              Inc.                  1,282,188

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    17,000    Posco - ADR        $  1,103,810
    40,000    Procter & Gamble
              Co.                   2,479,200
    28,800    Raytheon Co.          1,382,688
    14,000    Ryder System,
              Inc.                    723,520
    52,000    Seaspan Corp.         1,168,960
   159,822    Siliconware
              Precision
              Industries Co. -
              ADR                     950,941
    27,400    SkyWest, Inc.           671,848
     9,100    Southern Copper
              Corp.                   841,750
    36,600    Southern Union
              Co.                     966,606
    20,900    Spartech Corp.          559,493
    11,100    State Street
              Corp.                   692,640
    20,400    Steven Madden,
              Ltd.                    800,496
    11,800    The Allstate
              Corp.                   740,214
    33,700    The Bank of New
              York Co., Inc.        1,188,262
     9,900    The Bear Stearns
              Cos., Inc.            1,386,990
    24,500    TXU Corp.             1,531,740
    21,000    UBS AG - ADR          1,245,510
    23,100    Universal Corp.         843,843
    21,900    V.F. Corp.            1,597,605
    41,700    Verizon
              Communications,
              Inc.                  1,548,321
    25,100    Wachovia Corp.        1,400,580
    27,300    Wal-Mart Stores,
              Inc.                  1,346,436
    31,800    Wells Fargo & Co.     1,150,524
                                 ------------
TOTAL COMMON STOCKS
(COST $119,622,745)               131,034,474


 52   Schedule of Investments

SHARES OR
PRINCIPAL           INTEREST   MATURITY
AMOUNT                  RATE       DATE        VALUE
----------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.7%)
     7,000    Northrop
              Grumman
              Corp.   7.00%    04/04/21   $  931,000
                                          ----------
TOTAL CONVERTIBLE
PREFERRED STOCKS
(COST $927,374)                              931,000
CORPORATE BONDS (2.0%)
$1,000,000    DaimlerChrysler
              AG      6.50     11/15/13    1,025,469
 1,288,000    Household
              Finance
              Corp.   4.75     07/15/13    1,244,017
   575,000    United
              Rentals
              NA,
              Inc.    7.75     11/15/13      566,375
                                          ----------
TOTAL CORPORATE
BONDS (COST
$2,907,894)                                2,835,861

U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY BONDS
(2.2%)
 1,323,000    Freddie
              Mac     5.16     02/27/15    1,297,196
   258,000    Freddie
              Mac     5.00     09/29/17      248,275
   750,000    U.S.
              Treasury
              Note    3.13     01/31/07      745,371
   750,000    U.S.
              Treasury
              Note    4.00     08/31/07      743,642
                                          ----------
TOTAL U.S.
GOVERNMENT AND
U.S. GOVERNMENT
AGENCY BONDS (COST
$3,057,741)                                3,034,484

CONVERTIBLE CORPORATE BONDS (0.4%)
   600,000    International
              Rectifier
              Corp.   4.25     07/15/07      592,500
                                          ----------
TOTAL CONVERTIBLE
CORPORATE BONDS
(COST $596,555)                              592,500

SHARES OR
PRINCIPAL
AMOUNT                                   VALUE
----------------------------------------------
CALL OPTIONS PURCHASED (0.1%)
       250    Comcast Corp.
              Expiration January
              2008, Exercise
              Price $40.00        $     80,000
       882    ExpressJet
              Holdings Inc.
              Expiration March
              2007, Exercise
              Price $7.50               59,535
                                  ------------
TOTAL CALL OPTIONS PURCHASED
(COST $124,707)                        139,535

SHORT-TERM INVESTMENTS (1.2%)
$1,692,811    Brown Brothers
              Harriman Time
              Deposit, 4.63%,
              10/02/06#              1,692,811
                                  ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,692,811)                    1,692,811

TOTAL INVESTMENTS
(COST $128,929,827) 101.2%         140,260,665
LIABILITIES LESS OTHER ASSETS
(1.2%)                              (1,628,949)
                                  ------------
TOTAL NET ASSETS 100.0%           $138,631,716
                                  ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2006.
ADR American Depositary Receipt.


                                                   Schedule of Investments    53

Management Overview

ICON Long/Short Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                   88.5%
Top 10 Long Equity Holdings                                                13.2%
Number of Long Stocks                                                        114
Number of Short
Positions                                                                     14
Short-Term Investments                                                      8.3%
Percentages are based upon net assets.

TOP 10 LONG EQUITY HOLDINGS
September 30, 2006
CIGNA Corp.                                                                 1.5%
Bank of America Corp.                                                       1.3%
American International Group, Inc.                                          1.3%
International Business Machines Corp.                                       1.3%
Johnson & Johnson,
Inc.                                                                        1.3%
Cognizant Technology Solutions Corp.                                        1.3%
Morgan Stanley                                                              1.3%
The Goldman Sachs
Group, Inc.                                                                 1.3%
Forest Laboratories, Inc.                                                   1.3%
BT Group PLC - ADR                                                          1.3%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

A. The Fund's benchmark, the S&P Composite 1500 Index, gained 10.32% for the fiscal year ended September 30, 2006. In comparison, the ICON Long/ Short Fund returned only 7.50% for Class I shares, 6.65% for Class C shares, and 7.73% for Class Z shares. Since their inception on May 31, 2006 through September 30, 2006, the Class A shares of the Fund have returned (1.94%) (and (7.58%) with maximum sales charge) compared to the S&P Composite 1500 Index total return of 4.96% during the same period. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Strong corporate earnings and historically low long-term interest rates dominated the first seven months of the fiscal year, even as investors remained concerned about higher oil and commodity prices and Federal Reserve interest rate hikes.

   This setting was beneficial for the Fund. Our system pointed us toward cyclical industries, primarily from the Industrials, Materials, and Financial sectors, and this positioning aided returns in the first half. However, we saw an abrupt market turnaround begin in May, representing the first significant theme change since March 2003. ICON's valuation methodology identified this emerging leadership in defensive industries and mature, large-cap issues.

   The small- and mid-cap cyclical stocks that we saw dominate the first three years of the bull market became some of the worst performers in virtually every sector, but clear industry leadership was hard to discern. We watched our system closely during this period of uncertainty, waiting for our relative strength metrics to confirm the true industry leaders. As we gained more confidence that the new theme was indeed solidifying, we gradually moved away from cyclical holdings into more mature, recession-proof stocks. While the ICON system's rigorous focus on valuation identified the new theme, the Fund gave up some of its gains as we waited for leadership to develop clearly.

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. We seek to diversify the Fund among the sectors and industries throughout the market that are demonstrating the best value and relative strength, buying long those stocks we identify as undervalued and selling short stocks we view as overvalued.

   During the late spring and summer, we modestly increased the Fund's short exposure to take advantage of industries that were both overpriced

 54   Management Overview

(J.C. Waller III PHOTO)
J.C. Waller, III
Portfolio Manager

   and showing signs of weakness vs. the market. Stocks from the home entertainment software and internet retail industries that were sold short proved beneficial. We also took short positions in stocks from a handful of other industry groups, most notably in construction & engineering.



   Guided by our system's valuation metrics, we overweighted the Fund in industries with a heavy cyclical bent until near the end of the period, primarily in the Industrials, Materials, and Energy sectors, and this worked in the Fund's favor until early May. Despite being underweight relative to the benchmark, the Fund's exposure to the Financials sector also contributed measurably to its positive performance. As market leadership shifted toward more defensive industries in July, we started to gradually reposition but had to wait patiently for relative strength measurements to point to the genuine leaders.

   Positions in the Energy sector brought about the largest contraction in returns as we saw a sharp correction in energy stocks and crude oil during the latter part of the reporting period. This drop was felt in the oil & gas drilling, oil & gas exploration & production, and coal & consumable fuel industries, which were the Fund's three largest detractors on an industry level. These industries were either eliminated or significantly reduced by the end of the period because our analysis determined declining relative strength.

   The largest contributor to performance was the Fund's overweight exposure to the steel industry. The construction & farm machinery & heavy trucks industry, part of the Fund's economically sensitive theme for the first three fiscal quarters, was the second best contributor to returns.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE EQUITY MARKET?

A. Our analysis concludes that abundant value remains in the market. There is mounting evidence in our metrics that larger companies are poised to lead and that the cyclical leadership of the last three years has shifted to sectors that are more recession proof and defensive in nature. Only time will tell whether this theme will hold, but we are gradually situating the Fund to benefit from this perceived new leadership. We continue to concentrate on diversifying the Fund with long positions in underpriced industries and shorting only when our system reveals overpriced areas.


                                                       Management Overview    55

ICON Long/Short Fund

    PERFORMANCE HIGHLIGHTS

    September 30, 2006

- Positions in the Industrials, Materials, and Energy sectors helped the Fund until early May 2006, when a market shift began to favor more defensive sectors and larger, more mature companies.

- As market leadership shifted toward more defensive industries, we began to reposition the Fund but gave up some gains as we waited for market leadership to clarify.

- Energy stocks were generally the poorest performers in the Fund, after a sharp correction hurt the Energy sector during the latter part of the reporting period.


 56   Management Overview

                                                              SECTOR COMPOSITION
                                                              September 30, 2006

                      Financial  25.5%
                     Healthcare  12.2%
Telecommunication and Utilities  11.8%
         Information Technology  11.5%
   Leisure and Consumer Staples  8.8%
         Consumer Discretionary  6.9%
                         Energy  5.2%
                    Industrials  5.1%
                      Materials  1.5%

Percentages are based upon long positions as a percentage of net assets.


                                                       Management Overview    57

ICON Long/Short Fund

INDUSTRY COMPOSITION
September 30, 2006

                       Regional Banks  4.9%
                      Pharmaceuticals  4.6%
       Investment Banking & Brokerage  4.0%
                    Diversified Banks  3.9%
 Other Diversified Financial Services  3.8%
Integrated Telecommunication Services  3.7%
          Diversified Capital Markets  3.6%
       IT Consulting & Other Services  3.5%
                   Electric Utilities  3.5%
                          Soft Drinks  3.2%
                       Semiconductors  3.1%
                 Multi-Line Insurance  2.8%
   Oil & Gas Storage & Transportation  2.7%
               Health Care Facilities  2.7%
                          Food Retail  2.7%
                            Railroads  2.5%
                  Managed Health Care  2.4%
                       Mortgage Reits  2.3%
           General Merchandise Stores  2.2%
                      Multi-Utilities  1.9%
                Distillers & Vintners  1.9%
                     Specialty Stores  1.7%
                             Trucking  1.5%
  Wireless Telecommunication Services  1.4%
                      Water Utilities  1.3%
   Apparel Accessories & Luxury Goods  1.3%
                    Computer Hardware  1.3%
             Health Care Distributors  1.2%
         Internet Software & Services  1.2%
                        Biotechnology  1.2%
   Electronic Equipment Manufacturers  1.1%
   Oil & Gas Exploration & Production  1.1%
                             Airlines  1.0%
Data Processing & Outsourced Services  1.0%
                   Oil & Gas Drilling  1.0%
                 Household Appliances  0.9%
                                 Gold  0.8%
               Home Furnishing Retail  0.7%
                                Steel  0.6%
                     Leisure Products  0.6%
       Oil & Gas Equipment & Services  0.6%
                   Office Electronics  0.4%
                Photographic Products  0.4%
     Asset Management & Custody Banks  0.3%

Percentages are based upon long positions as a percentage of net assets.

 58   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                              September 30, 2006

                                             INCEPTION                             SINCE
                                               DATE       1 YEAR      5 YEARS    INCEPTION
-------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class I                9/30/02      7.50%        N/A       15.80%
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index                                  10.32%        N/A       15.63%
-------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class C               10/17/02      6.65%        N/A       13.40%
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index                                  10.32%        N/A       14.44%
-------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class Z                5/6/04       7.73%        N/A       10.71%
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index                                  10.32%        N/A       10.25%
-------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class A*               5/31/06       N/A         N/A       (1.94%)
-------------------------------------------------------------------------------------------
ICON Long/Short Fund - Class A
  (including maximum sales charge of
  5.75%)*                                     5/31/06       N/A         N/A       (7.58%)
-------------------------------------------------------------------------------------------
S&P Composite 1500 Index*                                   N/A         N/A        4.96%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future. Class Z shares are available only to institutional investors.

Class C total returns exclude applicable sales charges. If sales charges were included, returns would be lower.
* Not annualized.
                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2006
(LINE GRAPH)

                                                               ICON LONG/SHORT FUND - CLASS I        S&P COMPOSITE 1500 INDEX
                                                               ------------------------------        ------------------------
9/30/02                                                                   10000.00                           10000.00
                                                                           9760.00                           10811.00
                                                                           8880.00                           10450.00
                                                                          11039.00                           12093.00
9/30/03                                                                   12000.00                           12469.00
                                                                          13453.00                           14009.00
                                                                          14435.00                           14308.00
                                                                          14455.00                           14557.00
9/30/04                                                                   14091.00                           14285.00
                                                                          15897.00                           15661.00
                                                                          15751.00                           15349.00
                                                                          15699.00                           15613.00
9/30/05                                                                   16726.00                           16206.00
                                                                          16903.00                           16550.00
                                                                          18891.00                           17353.00
                                                                          18379.00                           17054.00
9/30/06                                                                   17982.00                           17878.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 9/30/02 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    59

Schedule of Investments

ICON Long/Short Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (88.5%)
    100,000    99 Cents Only
               Stores(a)         $  1,183,000
     50,000    A.C. Moore Arts
               & Crafts,
               Inc.(a)                951,500
     19,000    A.G. Edwards,
               Inc.                 1,012,320
    100,000    Advanced
               Semiconductor
               Engineering,
               Inc. - ADR(a)          467,000
     20,000    Alaska Air
               Group, Inc.(a)         760,800
     50,000    America Movil
               S.A. de C.V. -
               ADR                  1,968,500
     45,000    American
               Electric Power
               Co., Inc.            1,636,650
     40,000    American
               International
               Group, Inc.          2,650,400
     22,000    AmerisourceBergen
               Corp.                  994,400
     12,500    Amphenol
               Corp. - Class A        774,125
     60,000    AmSouth Bancorp.     1,742,400
     75,000    AmSurg Corp.(a)      1,669,500
     40,000    AstraZeneca
               PLC - ADR            2,500,000
     23,000    Atwood Oceanics,
               Inc.(a)              1,034,310
    100,000    AU Optronics
               Corp. - ADR          1,425,000
     50,000    Bank of America
               Corp.                2,678,500
     55,000    Barrick Gold
               Corp. - ADR          1,689,600
     16,300    Big 5 Sporting
               Goods Corp.            371,640
     60,000    Borders Group,
               Inc.                 1,224,000
     50,000    BT Group PLC -
               ADR                  2,528,500
     17,100    Burlington
               Northern Santa
               Fe Corp.             1,255,824
     28,000    Canadian
               National Railway
               Co. - ADR            1,174,320
     25,000    CIGNA Corp.          2,908,000
     50,000    Citigroup, Inc.      2,483,500

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
     75,000    Coca-Cola
               Enterprises,
               Inc.              $  1,562,250
     35,000    Cognizant
               Technology
               Solutions
               Corp.(a)             2,592,100
     50,000    Colonial
               Bancgroup, Inc.      1,225,000
     25,000    Columbia
               Sportswear
               Co.(a)               1,395,750
     25,000    Comerica, Inc.       1,423,000
     70,000    Companhia De
               Saneamento
               Basico do Estado
               De Sao Paulo -
               ADR                  2,107,000
     30,000    Compass
               Bancshares, Inc.     1,709,400
     75,000    Constellation
               Brands, Inc.(a)      2,158,500
     42,000    Convergys
               Corp.(a)               867,300
     40,000    Credit Suisse
               Group - ADR          2,318,000
     27,000    CSG Systems
               International,
               Inc.(a)                713,610
     20,000    Cullen/Frost
               Bankers, Inc.        1,156,400
     20,000    Deutsche Bank
               AG - ADR             2,414,000
     25,000    Deutsche Telekom
               AG - ADR               396,750
     53,000    Dollar Tree
               Stores, Inc.(a)      1,640,880
     25,000    Dominion
               Resources, Inc.
               of Virginia          1,912,250
     40,000    East-West
               Bancorp, Inc.        1,584,400
     40,000    Eastman Kodak
               Co.                    896,000
     54,000    Family Dollar
               Stores, Inc.         1,578,960
      7,300    Fiserv, Inc.(a)        343,757
     20,000    Fomento
               Economico
               Mexicano, S.A.
               de C.V. - ADR        1,938,800
     50,000    Forest
               Laboratories,
               Inc.(a)              2,530,500
     40,000    FPL Group, Inc.      1,800,000
     50,000    Frontline, Ltd.      1,925,500


 60   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
     50,000    General Maritime
               Corp.             $  1,829,000
     35,000    Genzyme Corp.(a)     2,361,450
     45,050    HCC Insurance
               Holdings, Inc.       1,481,244
     40,000    Helen of Troy,
               Ltd.(a)                702,400
     25,000    Helix Energy
               Solutions Group,
               Inc.(a)                835,000
     30,000    Henry Schein,
               Inc.(a)              1,504,200
     25,000    HSBC Holdings
               PLC - ADR            2,288,250
    150,000    Impac Mortgage
               Holdings, Inc.       1,405,500
     50,000    Infosys
               Technologies,
               Ltd. - ADR           2,386,500
     32,000    International
               Business
               Machines Corp.       2,622,080
     36,400    j2 Global
               Communications,
               Inc.(a)                988,988
     40,000    Johnson &
               Johnson, Inc.        2,597,600
     50,000    JPMorgan Chase &
               Co.                  2,348,000
    100,000    K2, Inc.(a)          1,173,000
     65,000    Kindred
               Healthcare,
               Inc.(a)              1,932,450
     50,000    Koninkljke Ahold
               N.V. - ADR(a)          529,500
     50,000    Kroger Co.           1,157,000
     15,000    Lan Airlines
               S.A. - ADR             571,650
     25,000    Lehman Brothers
               Holding, Inc.        1,846,500
     50,000    Lifepoint
               Hospitals,
               Inc.(a)              1,766,000
     30,000    Liz Claiborne,
               Inc.                 1,185,300
     75,000    MGP Ingredients,
               Inc.                 1,595,250
     35,000    Morgan Stanley       2,551,849
     75,000    Mylan
               Laboratories,
               Inc.                 1,509,750
     19,500    National-OilWell
               Varco, Inc.(a)       1,141,725

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
     50,000    Newcastle
               Investment Corp.  $  1,370,500
     26,000    Norfolk Southern
               Corp.                1,145,300
     27,000    Old Dominion
               Freight Line,
               Inc.(a)                810,810
     25,000    Overseas
               Shipholding
               Group, Inc.          1,544,250
     50,000    PepsiAmericas,
               Inc.                 1,067,000
     34,000    PetsMart, Inc.         943,500
     40,000    Pinnacle West
               Capital Corp.        1,802,000
     19,000    Posco - ADR          1,233,670
     60,000    PT
               Telekomunikasi
               Indonesia - ADR      2,169,600
     50,000    Range Resources
               Corp.                1,262,000
     35,000    Redwood Trust,
               Inc.                 1,762,950
     45,000    Rent-A-Center,
               Inc.(a)              1,318,050
     28,000    Rowan Cos., Inc.       885,640
     23,500    Ryder System,
               Inc.                 1,214,480
     50,000    Safeway, Inc.        1,517,500
     50,000    Satyam Computer
               Services, Ltd. -
               ADR                  1,934,500
    250,030    Siliconware
               Precision
               Industries Co. -
               ADR                  1,487,679
     29,200    SkyWest, Inc.          715,984
     50,000    Southern Co.         1,723,000
     40,000    Southwest Water
               Co.                    489,200
     75,000    SUPERVALU, Inc.      2,223,750
    175,048    Taiwan
               Semiconductor
               Manufacturing
               Co., Ltd. - ADR      1,680,461
     90,000    Telefonos de
               Mexico S.A. de
               C.V. - ADR           2,302,200
     75,000    Texas
               Instruments,
               Inc.                 2,493,750
     16,500    The Bank of New
               York Co., Inc.         581,790


                                                   Schedule of Investments    61

ICON Long/Short Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
     15,000    The Goldman
               Sachs Group,
               Inc.              $  2,537,550
     18,000    The Hartford
               Financial
               Services Group,
               Inc.                 1,561,500
     50,000    The Pepsi
               Bottling Group,
               Inc.                 1,775,000
     24,000    The Stanley
               Works                1,196,400
     30,000    Tim
               Participacoes
               S.A. - ADR             835,500
     50,000    Travelzoo,
               Inc.(a)              1,441,000
     40,000    UBS AG - ADR         2,372,400
     41,000    Umpqua Holdings
               Corp.                1,172,600
     17,000    Union Pacific
               Corp.                1,496,000
     40,000    UnitedHealth
               Group, Inc.          1,968,000
     35,000    Wachovia Corp.       1,953,000
     60,000    Wells Fargo &
               Co.                  2,170,800
     22,000    Wintrust
               Financial Corp.      1,103,300
     90,000    Xcel Energy,
               Inc.                 1,858,500
     50,000    Xerox Corp.(a)         778,000
     25,000    YRC Worldwide,
               Inc.(a)                926,000
                                 ------------
TOTAL COMMON STOCKS
(COST $170,197,403)               176,409,196

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------

SHORT-TERM INVESTMENTS (8.3%)
$16,642,494    Brown Brothers
               Harriman Time
               Deposit,
               4.63%, 10/02/06#  $ 16,642,494
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $16,642,494)                 16,642,494
TOTAL INVESTMENTS (COST
$186,839,897) 96.8%               193,051,690
OTHER ASSETS LESS LIABILITIES
3.2%                                6,361,400
                                 ------------
TOTAL NET ASSETS 100.0%          $199,413,090
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2006.
ADR American Depositary Receipt.

All shares held may be pledged as collateral for investment securities sold short.


 62   Schedule of Investments

Schedule of Short Securities

ICON Long/Short Fund
September 30, 2006

SHARES        SHORT SECURITY            VALUE
---------------------------------------------
50,000    Affymetrix, Inc.(a)     $ 1,078,000
25,000    Ditech Networks
          Inc.(a)                     192,750
13,500    Fluor Corp.               1,038,015
75,000    Insituform
          Technologies, Inc.(a)     1,821,000
50,000    Luby's Cafeteria,
          Inc.(a)                     493,500
20,000    Millipore Corp.(a)        1,226,000
50,000    On Assignment, Inc.(a)      490,500
25,000    Quanta Services,
          Inc.(a)                     421,500
10,000    Sunoco, Inc.                621,900
25,000    Techne Corp.(a)           1,271,500
35,000    Teradyne, Inc.(a)           460,600
10,000    Tesoro Corp.                579,800
23,000    URS Corp.(a)                894,470
12,000    Washington Group
          International, Inc.         706,320
                                  -----------
TOTAL SHORT SECURITIES (PROCEEDS
$11,666,402)                      $11,295,855
                                  ===========

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security.


                                                   Schedule of Investments    63

Six Month Hypothetical Expense Example

September 30, 2006 (unaudited)

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/06 - 9/30/06).

ACTUAL EXPENSES
The first set of lines in the table for each Fund provide information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second set of lines in the table for each Fund provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


 64   Expense Example

                              BEGINNING          ENDING         EXPENSES PAID      ANNUALIZED
                            ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD     EXPENSE RATIO
                               4/1/06            9/30/06       4/1/06-9/30/06*   4/1/06-9/30/06
-------------------------------------------------------------------------------------------------
ICON BOND FUND
-------------------------------------------------------------------------------------------------
 CLASS I
-------------------------------------------------------------------------------------------------
   Actual Expenses            $1,000.00         $1,026.90          $ 5.08             1.00%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,019.98            5.07
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------------------------
   Actual period return        1,000.00          1,023.80            8.12             1.60%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,016.98            8.09
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS Z
-------------------------------------------------------------------------------------------------
   Actual period return        1,000.00          1,027.90            4.06             0.80%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,021.00            4.04
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON CORE EQUITY FUND
-------------------------------------------------------------------------------------------------
 CLASS I
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00            928.00            5.99             1.24%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.79            6.27
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00            924.30            9.78             2.03%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,014.83           10.25
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS Z
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00            929.80            4.20             0.87%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,020.65            4.40
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS A
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00            955.00           24.28             7.43%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,000.00           24.84
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------


                                                           Expense Example    65

September 30, 2006 (unaudited)

                              BEGINNING          ENDING         EXPENSES PAID      ANNUALIZED
                            ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD     EXPENSE RATIO
                               4/1/06            9/30/06       4/1/06-9/30/06*   4/1/06-9/30/06
-------------------------------------------------------------------------------------------------
ICON COVERED CALL FUND
-------------------------------------------------------------------------------------------------
 CLASS I
-------------------------------------------------------------------------------------------------
   Actual Expenses            $1,000.00         $  973.90          $ 7.29             1.47%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,017.62            7.45
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00            970.30           10.99             2.22%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,013.85           11.23
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS Z
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00            978.20            6.05             1.22%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.88            6.17
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00          1,005.00            4.93             1.47%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,020.00            4.96
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON EQUITY INCOME FUND
-------------------------------------------------------------------------------------------------
 CLASS I
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00            967.70            6.05             1.23%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.85            6.21
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00            963.10           10.82             2.20%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,013.98           11.10
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS Z
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00            967.80            5.92             1.20%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,018.98            6.08
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------


 66   Expense Example

                              BEGINNING          ENDING         EXPENSES PAID      ANNUALIZED
                            ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD     EXPENSE RATIO
                               4/1/06            9/30/06       4/1/06-9/30/06*   4/1/06-9/30/06
-------------------------------------------------------------------------------------------------
 CLASS A
-------------------------------------------------------------------------------------------------
   Actual Expenses            $1,000.00         $1,005.00          $ 4.82             1.44%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,020.00            4.86
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
ICON LONG/SHORT FUND
-------------------------------------------------------------------------------------------------
 CLASS I
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00            951.80            6.84             1.40%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,017.99            7.08
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS C
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00            947.70           11.21             2.30%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,013.49           11.59
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS Z
-------------------------------------------------------------------------------------------------
   Actual Expenses             1,000.00            952.60            5.69             1.16%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,019.17            5.88
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------
 CLASS A
-------------------------------------------------------------------------------------------------
   Actual period return        1,000.00            981.00            5.10             1.54%
-------------------------------------------------------------------------------------------------
   Hypothetical Example        1,000.00          1,020.00            5.20
   (5% return before
   expenses)
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

  Information shown for Class A shares reflects values using expense ratios and rates of return for the period May 31, 2006 (date of commencement of operations) through September 30, 2006. As such, the expense ratio is annualized, multiplied by the average account value of the period of operation, multiplied by 122/365 to reflect the actual period.

  Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.


                                                           Expense Example    67

Statements of Assets and Liabilities

September 30, 2006

                                                                          ICON           ICON            ICON            ICON
                                                          ICON            CORE          COVERED         EQUITY        LONG/SHORT
                                                        BOND FUND     EQUITY FUND      CALL FUND     INCOME FUND         FUND
                                                       -----------    ------------    -----------    ------------    ------------
ASSETS
 Investments, at cost                                  $90,292,928    $186,922,780    $62,446,419    $128,929,827    $186,839,897
                                                       -----------    ------------    -----------    ------------    ------------
 Investments, at value                                  89,961,521     201,862,840     67,263,975    140,260,665      193,051,690
 Cash                                                      771,295               -         18,481         92,339        3,255,516
 Deposits for short sales                                        -               -              -              -       13,572,316
 Receivables:
   Fund shares sold                                        428,164         300,584         68,828        243,899        1,038,570
   Investments sold                                              -       2,391,081      2,665,615      3,142,071                -
   Interest                                              1,358,397             790            534         73,269            4,235
   Dividends                                                     -         121,845         63,911        202,081          256,219
   Expense reimbursements by Advisor                        14,492               -          1,675          2,555            3,730
 Other assets                                               37,241          40,276         28,612         34,469           45,932
                                                       -----------    ------------    -----------    ------------    ------------
 Total Assets                                           92,571,110     204,717,416     70,111,631    144,051,348      211,228,208
                                                       -----------    ------------    -----------    ------------    ------------
LIABILITIES
 Options written, at value (premiums received of
   $2,108,685)                                                   -               -      2,002,352              -                -
 Common stocks sold short, at value (proceeds of
   $11,666,402)                                                  -               -              -              -       11,295,855
 Payables:
   Due to custodian bank                                         -               -              -              -                -
   Interest                                                      -               -          3,880            347                -
   Investments bought                                      771,295       2,011,996      4,749,212      4,994,666                -
   Fund shares redeemed                                    396,500         189,105         58,442        217,175          268,042
   Distributions due to shareholders                         6,584               -              -         42,479                -
   Advisory fees & fee waiver recoupment                    44,850         123,910         65,583         84,621          137,056
   Accrued distribution fees                                18,895          96,775         13,885         29,965           52,549
   Fund accounting fees                                      2,359           4,417          2,152          3,159            4,282
   Transfer agent fees                                       4,725          13,660          3,945          7,347            5,490
   Administration fees                                       3,539           7,844          2,449          5,358            7,524
   Trustee fees                                              2,106           4,654          1,455          3,176            4,529
 Accrued expenses                                           24,534          38,290         25,091         31,339           39,791
                                                       -----------    ------------    -----------    ------------    ------------
 Total Liabilities                                       1,275,387       2,490,651      6,928,446      5,419,632       11,815,118
                                                       -----------    ------------    -----------    ------------    ------------
NET ASSETS - ALL SHARE CLASSES                         $91,295,723    $202,226,765    $63,183,185    $138,631,716    $199,413,090
                                                       ===========    ============    ===========    ============    ============
NET ASSETS - CLASS I                                   $90,324,438    $104,965,758    $60,321,103    $133,835,464    $168,522,268
                                                       ===========    ============    ===========    ============    ============
NET ASSETS - CLASS C                                   $   967,664    $ 95,841,554    $ 2,841,776    $ 4,753,143     $ 26,763,112
                                                       ===========    ============    ===========    ============    ============
NET ASSETS - CLASS Z                                   $     3,621    $  1,291,161    $     5,240    $    24,374     $  3,306,418
                                                       ===========    ============    ===========    ============    ============
NET ASSETS - CLASS A                                   $         -    $    128,292    $    15,066    $    18,735     $    821,292
                                                       ===========    ============    ===========    ============    ============
NET ASSETS CONSIST OF
 Paid-in capital                                       $93,043,832    $173,688,216    $55,835,825    $121,735,520    $187,378,659
 Accumulated undistributed net investment
   income/(loss)                                            37,685               -              -        240,595           44,891
 Accumulated undistributed net realized gain/(loss)
   from investments                                     (1,454,387)     13,598,489      2,423,471      5,324,763        5,407,200
 Unrealized appreciation/(depreciation) on
   investments, written options and securities sold
   short                                                  (331,407)     14,940,060      4,923,889     11,330,838        6,582,340
                                                       -----------    ------------    -----------    ------------    ------------
NET ASSETS                                             $91,295,723    $202,226,765    $63,183,185    $138,631,716    $199,413,090
                                                       ===========    ============    ===========    ============    ============
 Shares outstanding (unlimited shares authorized,
   no par value)
   Class I                                               9,033,787       6,898,432      4,370,342      8,957,415        9,806,340
   Class C                                                  96,559       6,600,758        212,310        320,141        1,605,603
   Class Z                                                     362          84,790            376          1,632          191,279
   Class A                                                       -           8,503          1,092          1,256           47,802
 Net asset value (offering and redemption price per
   share)
   Class I                                             $     10.00    $      15.22    $     13.80    $     14.94     $      17.19
   Class C                                             $     10.02    $      14.52    $     13.39    $     14.85     $      16.67
   Class Z                                             $     10.00    $      15.23    $     13.94    $     14.94     $      17.29
   Class A                                             $         -    $      15.09    $     13.80    $     14.92     $      17.18
   Class A maximum offering price
     (100%/(100%-maximum sales charge) of net asset
     value adjusted to the nearest cent per share      $         -    $      16.01    $     14.64    $     15.83     $      18.23

The accompanying notes are an integral part of the financial statements.

 68   Financial Statements

                                                        Statements of Operations

                                           For the year ended September 30, 2006

                                                                   ICON           ICON           ICON           ICON
                                                   ICON            CORE          COVERED        EQUITY       LONG/SHORT
                                                 BOND FUND     EQUITY FUND      CALL FUND     INCOME FUND       FUND
                                                -----------    ------------    -----------    -----------    -----------
INVESTMENT INCOME
  Interest                                      $ 4,518,533    $    157,565    $    56,286    $  611,065     $   366,882
  Dividends                                               -       2,032,573        802,440     3,680,781       1,594,688
  Foreign taxes withheld                                  -          (2,548)             -             -          (1,291)
                                                -----------    ------------    -----------    -----------    -----------
  Total Investment Income                         4,518,533       2,187,590        858,726     4,291,846       1,960,279
                                                -----------    ------------    -----------    -----------    -----------
EXPENSES
  Advisory fees                                     516,753       1,480,347        450,913     1,009,634       1,032,304
  Distribution fees:
    Class I                                         212,850         263,725        142,080       325,625         252,623
    Class C                                           8,342         905,957         32,565        43,427         185,317
    Class A                                               -              34              4             5             168
  Fund accounting fees                               26,892          51,227         24,505        36,282          33,424
  Transfer agent fees                                54,702         159,810         43,813        84,228          63,676
  Administration fees                                39,997          91,617         27,916        62,509          56,185
  Registration fees:
    Class I                                          12,660           9,798          8,513        10,161          11,217
    Class C                                           7,723           7,973          6,094         6,201           7,359
    Class A                                               -               1              1             1               1
  Custody fees                                       17,135          31,082        109,002        25,965          28,861
  Insurance expense                                   5,060           9,615          3,734         9,509           4,196
  Trustee fees and expenses                           8,503          16,492          6,603        11,057          11,691
  Interest expense                                    5,203             586         14,670         1,369           1,005
  Dividends on short positions                            -               -              -             -          12,450
  Other expenses                                     59,868         121,000         51,403        78,655          84,676
                                                -----------    ------------    -----------    -----------    -----------
  Total expenses before expense
    (reimbursement)/recoupment and transfer
    agent earnings credit                           975,688       3,149,264        921,816     1,704,628       1,785,153
  Transfer agent earnings credit                     (1,457)         (3,283)        (1,019)       (2,203)         (2,935)
  Expense (reimbursement)/recoupment by
    Advisor due to expense limitation
    agreement                                      (101,883)              -        (10,037)       (5,476)        133,170
                                                -----------    ------------    -----------    -----------    -----------
  Net Expenses                                      872,348       3,145,981        910,760     1,696,949       1,915,388
                                                -----------    ------------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)                      3,646,185        (958,391)       (52,034)    2,594,897          44,891
                                                -----------    ------------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS
  Net realized gain/(loss) from:
    Investment transactions                      (1,371,071)     17,009,597      7,622,102     6,633,609       6,871,673
    Written options                                       -               -     (3,251,372)            -               -
    Securities sold short                                 -               -              -        18,970       1,296,419
                                                -----------    ------------    -----------    -----------    -----------
  Total net realized gain/(loss)                 (1,371,071)     17,009,597      4,370,730     6,652,579       8,168,092
                                                -----------    ------------    -----------    -----------    -----------
  Change in net unrealized
    appreciation/(depreciation) on
    investments, written options and
    securities sold short                           143,765     (10,215,314)    (4,231,738)   (4,514,597)     (5,119,897)
                                                -----------    ------------    -----------    -----------    -----------
  Net realized and unrealized gain/(loss) on
    investments                                  (1,227,306)      6,794,283        138,992     2,137,982       3,048,195
                                                -----------    ------------    -----------    -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                     $ 2,418,879    $  5,835,892    $    86,958    $4,732,879     $ 3,093,086
                                                ===========    ============    ===========    ===========    ===========

The accompanying notes are an integral part of the financial statements.


                                                      Financial Statements    69

Statements of Changes in Net Assets

                                                        ICON BOND FUND                          ICON CORE EQUITY FUND
                                           ----------------------------------------    ----------------------------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                           SEPTEMBER 30, 2006    SEPTEMBER 30, 2005    SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
                                           ------------------    ------------------    ------------------    ------------------
OPERATIONS
 Net investment income/(loss)                 $  3,646,185          $  2,741,954          $   (958,391)         $   (959,954)
 Net realized gain/(loss) from
   investment transactions, written
   options and securities sold short            (1,371,071)              (11,900)           17,009,597            14,916,012
 Change in net unrealized
   appreciation/(depreciation) on
   investments, written options and
   securities sold short                           143,765            (2,183,484)          (10,215,314)            8,567,211
                                              ------------          ------------          ------------          ------------
 Net increase/(decrease) in net assets
   resulting from operations                     2,418,879               546,570             5,835,892            22,523,269
                                              ------------          ------------          ------------          ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
 Net investment income
   Class I                                      (3,568,886)           (2,853,077)                    -                     -
   Class C                                         (35,016)              (31,705)                    -                     -
   Class Z                                            (163)                 (101)                    -                     -
   Class A                                               -                     -                     -                     -
 Net realized gains
   Class I                                         (67,629)             (338,815)           (3,632,925)                    -
   Class C                                            (720)               (4,379)           (3,157,999)                    -
   Class Z                                              (5)                   (6)              (44,621)                    -
   Class A                                               -                     -                     -                     -
                                              ------------          ------------          ------------          ------------
 Net decrease from dividends and
   distributions                                (3,672,419)           (3,228,083)           (6,835,545)                    -
                                              ------------          ------------          ------------          ------------
FUND SHARE TRANSACTIONS
 Shares sold
   Class I                                      64,855,369            68,872,908            48,438,116            58,022,225
   Class C                                         680,279             1,493,441            30,392,845            24,404,517
   Class Z                                           3,382                 4,736               144,544             1,088,280
   Class A                                               -                     -               126,818                     -
 Reinvested dividends and distributions
   Class I                                       3,549,356             3,161,012             3,340,799                     -
   Class C                                          32,459                34,828             3,039,446                     -
   Class Z                                             169                   106                44,621                     -
   Class A                                               -                     -                     -                     -
 Shares repurchased
   Class I                                     (59,254,239)          (48,473,705)          (40,446,108)          (23,305,845)
   Class C                                        (720,554)             (876,763)          (14,874,966)          (10,044,802)
   Class Z                                          (5,070)                 (181)              (69,837)               (7,314)
   Class A                                               -                     -                     -                     -
                                              ------------          ------------          ------------          ------------
 Net increase/(decrease) from fund
   share transactions                            9,141,151            24,216,382            30,136,278            50,157,061
                                              ------------          ------------          ------------          ------------
 Total net increase/(decrease) in net
   assets                                        7,887,611            21,534,869            29,136,625            72,680,330
NET ASSETS
 Beginning of period                            83,408,112            61,873,243           173,090,140           100,409,810
                                              ------------          ------------          ------------          ------------
 End of period                                $ 91,295,723          $ 83,408,112          $202,226,765          $173,090,140
                                              ============          ============          ============          ============


 70   Financial Statements

             ICON COVERED CALL FUND                    ICON EQUITY INCOME FUND                    ICON LONG/SHORT FUND
     ---------------------------------------   ---------------------------------------   ---------------------------------------
         YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
     SEPTEMBER 30, 2006   SEPTEMBER 30, 2005   SEPTEMBER 30, 2006   SEPTEMBER 30, 2005   SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------

        $    (52,034)        $   (269,738)        $  2,594,897         $  2,384,761         $     44,891         $   (365,486)

           4,370,730             (929,262)           6,652,579            8,338,413            8,168,092           (1,286,092)

          (4,231,738)           5,856,219           (4,514,597)           5,084,010           (5,119,897)          10,046,242
        ------------         ------------         ------------         ------------         ------------         ------------

              86,958            4,657,219            4,732,879           15,807,184            3,093,086            8,394,664
        ------------         ------------         ------------         ------------         ------------         ------------

                   -                    -           (3,020,514)          (2,332,579)                   -                    -
                   -                    -              (62,488)             (30,549)                   -                    -
                   -                    -                 (546)                (410)                   -                    -
                   -                    -                 (137)                   -                    -                    -

            (466,120)          (2,014,072)          (8,604,004)            (690,470)                   -           (1,266,628)
             (32,162)             (97,417)            (280,066)             (13,763)                   -             (183,354)
                 (31)                (118)              (1,603)                (103)                   -               (1,524)
                   -                    -                    -                    -                    -                    -
        ------------         ------------         ------------         ------------         ------------         ------------

            (498,313)          (2,111,607)         (11,969,358)          (3,067,874)                   -           (1,451,506)
        ------------         ------------         ------------         ------------         ------------         ------------

          21,879,443           22,320,205           35,024,898           40,993,500          155,386,607           48,606,994
             471,669            2,209,902            1,641,563            2,071,831           15,396,350           10,192,112
              84,618                  727                5,128                9,609            3,298,177              101,583
              15,074                    -               18,735                    -              828,559                    -

             459,746            1,901,482           10,796,225            2,824,292                    -            1,158,739
              27,565               88,746              293,967               36,636                    -              163,651
                  31                  118                2,148                  513                    -                1,524
                   -                    -                  137                    -                    -                    -

         (15,996,624)         (15,241,634)         (34,657,379)         (44,139,761)         (42,414,938)         (26,815,665)
          (1,268,384)            (751,331)            (817,109)            (418,636)          (3,333,058)          (1,348,857)
             (80,654)                (790)              (4,693)              (3,317)             (54,803)              (7,915)
                 (27)                   -                  (29)                   -              (10,006)                   -
        ------------         ------------         ------------         ------------         ------------         ------------

           5,592,457           10,527,425           12,303,591            1,374,667          129,096,888           32,052,166
        ------------         ------------         ------------         ------------         ------------         ------------

           5,181,102           13,073,037            5,067,112           14,113,977          132,189,974           38,995,324

          58,002,083           44,929,046          133,564,604          119,450,627           67,223,116           28,227,792
        ------------         ------------         ------------         ------------         ------------         ------------
        $ 63,183,185         $ 58,002,083         $138,631,716         $133,564,604         $199,413,090         $ 67,223,116
        ============         ============         ============         ============         ============         ============


                                                      Financial Statements    71

                                                        ICON BOND FUND                          ICON CORE EQUITY FUND
                                           ----------------------------------------    ----------------------------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                           SEPTEMBER 30, 2006    SEPTEMBER 30, 2005    SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
                                           ------------------    ------------------    ------------------    ------------------
TRANSACTIONS IN FUND SHARES
 Shares sold
   Class I                                      6,497,960             6,619,646              3,111,904             4,143,039
   Class C                                         68,321               142,887              2,023,988             1,818,535
   Class Z                                            338                   455                  9,247                74,785
   Class A                                              -                     -                  8,503                     -
 Reinvested dividends and distributions
   Class I                                        355,905               304,338                223,460                     -
   Class C                                          3,232                 3,347                211,758                     -
   Class Z                                             17                    10                  2,991                     -
   Class A                                              -                     -                      -                     -
 Shares repurchased
   Class I                                     (5,932,254)           (4,658,204)            (2,631,913)           (1,647,530)
   Class C                                        (72,047)              (84,344)              (993,097)             (740,648)
   Class Z                                           (505)                  (17)                (4,524)                 (514)
   Class A                                              -                     -                      -                     -
                                              -----------           -----------           ------------          ------------
 Net increase/(decrease)                          920,967             2,328,118              1,962,317             3,647,667
                                              -----------           -----------           ------------          ------------
 Shares outstanding beginning of period         8,209,741             5,881,623             11,630,166             7,982,499
                                              -----------           -----------           ------------          ------------
 Shares outstanding end of period               9,130,708             8,209,741             13,592,483            11,630,166
                                              ===========           ===========           ============          ============
PURCHASE AND SALES OF INVESTMENT SECURITIES
(excluding short-term securities and written options)
 Purchase of securities (including
   short sale transactions)                   $44,043,104           $30,243,959           $309,597,013          $230,365,019
 Proceeds from sales of securities
   (including short sale transactions)         31,016,317            18,795,990            287,820,163           183,339,859
 Purchases of long-term U.S. government
   securities                                  14,805,946            27,647,371                      -                     -
 Proceeds from sales of long-term U.S.
   government securities                       11,229,676            28,497,651                      -                     -
ACCUMULATED UNDISTRIBUTED NET
 INVESTMENT INCOME/(LOSS)                     $    37,685           $    (4,435)          $          -          $          -
                                              ===========           ===========           ============          ============

The accompanying notes are an integral part of the financial statements.


 72   Financial Statements

             ICON COVERED CALL FUND                    ICON EQUITY INCOME FUND                    ICON LONG/SHORT FUND
     ---------------------------------------   ---------------------------------------   ---------------------------------------
         YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
     SEPTEMBER 30, 2006   SEPTEMBER 30, 2005   SEPTEMBER 30, 2006   SEPTEMBER 30, 2005   SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
     ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
           1,585,494           1,669,418             2,306,970            2,741,457            8,952,416           3,261,050
              35,165             168,643               108,682              139,266              916,226             700,414
               5,982                  54                   338                  633              185,742               6,835
               1,094                   -                 1,249                    -               48,384                   -
              33,630             141,902               729,216              183,923                    -              77,095
               2,068               6,733                20,038                2,394                    -              11,065
                   2                   9                   145                   34                    -                 101
                   -                   -                     9                    -                    -                   -
          (1,164,572)         (1,138,447)           (2,290,509)          (2,917,378)          (2,470,963)         (1,771,701)
             (94,159)            (56,539)              (54,361)             (27,971)            (201,278)            (91,534)
              (5,853)                (57)                 (304)                (219)              (3,184)               (524)
                  (2)                  -                    (2)                   -                 (582)                  -
        ------------         -----------          ------------         ------------         ------------         -----------
             398,849             791,716               821,471              122,139            7,426,761           2,192,801
        ------------         -----------          ------------         ------------         ------------         -----------
           4,185,271           3,393,555             8,458,973            8,336,834            4,224,263           2,031,462
        ------------         -----------          ------------         ------------         ------------         -----------
           4,584,120           4,185,271             9,280,444            8,458,973           11,651,024           4,224,263
        ============         ===========          ============         ============         ============         ===========
        $101,463,973         $92,623,516          $216,358,850         $187,781,662         $213,729,009         $83,387,797
         100,165,236          86,038,491           210,597,210          188,205,266          105,361,679          57,223,650
                   -                   -             3,470,308            1,564,975                    -                   -
                   -                   -             4,539,570                    -                    -                   -
        $          -         $         -          $    240,595         $    485,602         $     44,891         $         -
        ============         ===========          ============         ============         ============         ===========


                                                      Financial Statements    73

Financial Highlights


                                               INCOME FROM INVESTMENT OPERATIONS            LESS DIVIDENDS AND DISTRIBUTIONS
                                            ----------------------------------------   ------------------------------------------
                                NET ASSET      NET        NET REALIZED                 DIVIDENDS    DISTRIBUTIONS
                                 VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM    FROM NET      FROM NET          TOTAL
                                BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT   INVESTMENT     REALIZED      DIVIDENDS AND
                                OF PERIOD   (LOSS)(x)    ON INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS
                                ---------   ----------   --------------   ----------   ----------   -------------   -------------
ICON BOND FUND
  CLASS I+
    Year Ended September 30,
      2006                       $10.16       $ 0.42         $(0.15)        $ 0.27       $(0.42)       $(0.01)         $(0.43)
    Year Ended September 30,
      2005                        10.52         0.40          (0.29)          0.11        (0.41)        (0.06)          (0.47)
    Year Ended September 30,
      2004                        10.41         0.45           0.10           0.55        (0.44)            -           (0.44)
    September 30, 2002
      (inception) to September
      30, 2003                    10.00         0.42           0.38           0.80        (0.39)            -           (0.39)
  CLASS C
    Year Ended September 30,
      2006                        10.18         0.36          (0.15)          0.21        (0.36)        (0.01)          (0.37)
    Year Ended September 30,
      2005                        10.54         0.33          (0.28)          0.05        (0.35)        (0.06)          (0.41)
    Year Ended September 30,
      2004                        10.42         0.38           0.12           0.50        (0.38)            -           (0.38)
    October 21, 2002
      (inception) to September
      30, 2003                     9.79         0.37           0.60           0.97        (0.34)            -           (0.34)
  CLASS Z
    Year Ended September 30,
      2006                        10.15         0.45          (0.15)          0.30        (0.44)        (0.01)          (0.45)
    Year Ended September 30,
      2005                        10.51         0.42          (0.28)          0.14        (0.44)        (0.06)          (0.50)
    May 6, 2004 (inception) to
      September 30, 2004          10.26         0.46          (0.02)          0.44        (0.19)            -           (0.19)
ICON CORE EQUITY FUND
  CLASS I
    Year Ended September 30,
      2006                        15.14        (0.02)          0.67           0.65            -         (0.57)          (0.57)
    Year Ended September 30,
      2005                        12.78        (0.05)          2.41           2.36            -             -               -
    Year Ended September 30,
      2004                        11.12        (0.07)          1.73           1.66            -             -               -
    Year Ended September 30,
      2003                         9.50        (0.04)          1.66           1.62            -             -               -
    Year Ended September 30,
      2002                        10.04        (0.07)         (0.20)         (0.27)           -         (0.27)          (0.27)
  CLASS C
    Year Ended September 30,
      2006                        14.58        (0.14)          0.65           0.51            -         (0.57)          (0.57)
    Year Ended September 30,
      2005                        12.41        (0.15)          2.32           2.17            -             -               -
    Year Ended September 30,
      2004                        10.88        (0.16)          1.69           1.53            -             -               -
    Year Ended September 30,
      2003                         9.36        (0.11)          1.63           1.52            -             -               -
    Year Ended September 30,
      2002                         9.98        (0.15)         (0.20)         (0.35)           -         (0.27)          (0.27)
  CLASS Z
    Year Ended September 30,
      2006                        15.12         0.02           0.66           0.68            -         (0.57)          (0.57)
    Year Ended September 30,
      2005                        12.79        (0.14)          2.47           2.33            -             -               -
    May 6, 2004 (inception) to
      September 30, 2004          12.07        (0.03)          0.75           0.72            -             -               -
  CLASS A
    May 31, 2006 (inception)
      to September 30, 2006       15.80        (0.27)         (0.44)         (0.71)           -             -               -
ICON COVERED CALL FUND
  CLASS I+
    Year Ended September 30,
      2006                        13.88        (0.01)          0.05           0.04            -         (0.12)          (0.12)
    Year Ended September 30,
      2005                        13.25        (0.06)          1.26           1.20            -         (0.57)          (0.57)
    Year Ended September 30,
      2004                        12.40        (0.07)          1.36           1.29            -         (0.44)          (0.44)
    September 30, 2002
      (inception) to September
      30, 2003                    10.00        (0.07)          2.47           2.40            -             -               -
  CLASS C
    Year Ended September 30,
      2006                        13.56        (0.11)          0.06          (0.05)           -         (0.12)          (0.12)
    Year Ended September 30,
      2005                        13.06        (0.16)          1.23           1.07            -         (0.57)          (0.57)
    Year Ended September 30,
      2004                        12.32        (0.16)          1.34           1.18            -         (0.44)          (0.44)
    November 21, 2002
      (inception) to September
      30, 2003                    10.75        (0.17)          1.74           1.57            -             -               -
  CLASS Z
    Year Ended September 30,
      2006                        13.94         0.02           0.10           0.12            -         (0.12)          (0.12)
    Year Ended September 30,
      2005                        13.29        (0.03)          1.25           1.22            -         (0.57)          (0.57)
    May 6, 2004 (inception) to
      September 30, 2004          12.86        (0.01)          0.44           0.43            -             -               -
  CLASS A
    May 31, 2006 (inception)
      to September 30, 2006       13.73         0.03           0.04           0.07            -             -               -


 74   Financial Highlights

                                                                                      RATIO OF NET INVESTMENT
                                                             RATIO OF EXPENSES TO      INCOME TO AVERAGE NET
                                                            AVERAGE NET ASSETS(a)            ASSETS(a)
                                                           ------------------------   ------------------------
                                                             BEFORE        AFTER        BEFORE        AFTER
                                                             EXPENSE      EXPENSE       EXPENSE      EXPENSE
                                                           LIMITATION/  LIMITATION/   LIMITATION/  LIMITATION/
                                                           RECOUPMENT   RECOUPMENT    RECOUPMENT   RECOUPMENT
                                                               AND          AND           AND          AND
    NET ASSET             NET ASSETS,      AVERAGE NET      TRANSFER     TRANSFER      TRANSFER     TRANSFER
     VALUE,                  END OF         ASSETS FOR        AGENT        AGENT         AGENT        AGENT      PORTFOLIO
    BEGINNING    TOTAL       PERIOD         THE PERIOD      EARNINGS     EARNINGS      EARNINGS     EARNINGS     TURNOVER
    OF PERIOD   RETURN*  (IN THOUSANDS)   (IN THOUSANDS)     CREDIT       CREDIT        CREDIT       CREDIT       RATE(b)
    ---------   -------  --------------   --------------   -----------  -----------   -----------  -----------   ---------

     $10.00       2.72%     $90,324          $85,162            1.11%      1.01%(e)         4.14%      4.24%        66.82%
      10.16       1.05%      82,415           71,253            1.18%      1.10%            3.72%      3.80%        76.28%
      10.52       5.41%      61,502           46,295            1.29%      1.30%            4.28%      4.27%        37.98%

      10.41       8.19%      39,338           33,787            1.45%      1.30%            4.01%      4.16%        41.65%

      10.02       2.09%         968              982            3.08%      1.61%(e)         2.17%      3.64%        66.82%
      10.18       0.47%         988              926            3.42%      1.69%            1.46%      3.19%        76.28%
      10.54       4.83%         371              317            6.84%      1.90%            3.63%      8.57%        37.98%
      10.42       9.98%         260              199            2.05%      1.90%            3.48%      3.63%        41.65%

      10.00       3.06%           4                4           25.40%      0.76%(e)      (20.18)%      4.47%        66.82%
      10.15       1.30%           5                2           74.28%      0.84%         (69.41)%      4.03%        76.28%
      10.51       4.33%           1                1            0.86%      0.86%            4.60%      4.60%        37.98%

      15.22       4.35%     104,966          105,521            1.23%      1.23%          (0.13)%     (0.13)%      148.67%
      15.14      18.47%      93,780           69,660            1.27%       N/A           (0.33)%       N/A        136.82%
      12.78      14.93%      47,273           43,044            1.33%       N/A           (0.59)%       N/A        116.26%
      11.12      17.05%      37,603           34,007            1.39%       N/A           (0.37)%       N/A        188.07%
       9.50     (3.23)%      42,232           37,577            1.36%       N/A           (0.58)%       N/A        107.82%

      14.52       3.54%      95,842           90,644            2.03%      2.02%          (0.91)%     (0.91)%      148.67%
      14.58      17.49%      78,145           66,561            2.04%       N/A           (1.10)%       N/A        136.82%
      12.41      14.06%      53,101           45,114            2.08%       N/A           (1.34)%       N/A        116.26%
      10.88      16.24%      35,428           30,459            2.14%       N/A           (1.12)%       N/A        188.07%
       9.36     (4.07)%      27,744           19,849            2.11%       N/A           (1.33)%       N/A        107.82%

      15.23       4.57%       1,291            1,281            0.99%      0.98%            0.12%      0.12%       148.67%
      15.12      18.22%       1,165              229            1.76%       N/A           (0.94)%       N/A        136.82%
      12.79       5.97%          36               32            1.12%       N/A           (0.28)%       N/A        116.26%

      15.09     (4.49)%         128               40            7.44%      7.43%          (5.45)%     (5.44)%      148.67%

      13.80       0.30%      60,321           56,848            1.47%      1.47%(e)       (0.04)%     (0.04)%      159.55%
      13.88       9.21%      54,347           49,938            1.54%      1.45%          (0.57)%     (0.48)%      159.35%
      13.25      10.53%      42,962           30,305            1.60%      1.45%          (0.67)%     (0.52)%      167.57%

      12.40      24.00%      20,981           14,544            2.07%      1.45%          (1.27)%     (0.65)%      184.24%

      13.39     (0.36)%       2,842            3,254            2.61%      2.23%(e)       (1.23)%     (0.85)%      159.55%
      13.56       8.31%       3,652            2,914            2.80%      2.20%          (1.80)%     (1.20)%      159.35%
      13.06       9.69%       1,964              838            3.89%      2.20%          (2.93)%     (1.23)%      167.57%

      12.32      14.60%         148               50            2.83%      2.20%          (2.13)%     (1.50)%      184.24%

      13.94       0.88%           5               32            3.52%      1.22%(e)       (2.14)%      0.15%       159.55%
      13.94       9.42%           3                3           53.94%      1.20%         (52.97)%     (0.23)%      159.35%
      13.29       3.34%           3                2            1.12%      1.12%          (0.11)%     (0.11)%      167.57%

      13.80       0.51%          15                5           42.18%      1.47%(e)      (40.01)%      0.69%       159.55%


                                                      Financial Highlights    75


                                              INCOME FROM INVESTMENT OPERATIONS            LESS DIVIDENDS AND DISTRIBUTIONS
                                           ----------------------------------------   ------------------------------------------
                               NET ASSET      NET        NET REALIZED                 DIVIDENDS    DISTRIBUTIONS
                                VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM    FROM NET      FROM NET          TOTAL
                               BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT   INVESTMENT     REALIZED      DIVIDENDS AND
                               OF PERIOD   (LOSS)(X)    ON INVESTMENTS   OPERATIONS     INCOME         GAINS       DISTRIBUTIONS
                               ---------   ----------   --------------   ----------   ----------   -------------   -------------
ICON EQUITY INCOME FUND
  CLASS I+
    Year Ended September 30,
      2006                      $15.79       $ 0.30         $ 0.29         $ 0.59       $(0.35)       $(1.09)         $(1.44)
    Year Ended September 30,
      2005                       14.33         0.27           1.54           1.81        (0.27)        (0.08)          (0.35)
    Year Ended September 30,
      2004                       12.22         0.31           2.09           2.40        (0.29)            -           (0.29)
    September 30, 2002
      (inception) to
      September 30, 2003         10.00         0.25           2.20           2.45        (0.23)            -           (0.23)
  CLASS C
    Year Ended September 30,
      2006                       15.71         0.15           0.29           0.44        (0.21)        (1.09)          (1.30)
    Year Ended September 30,
      2005                       14.27         0.13           1.54           1.67        (0.15)        (0.08)          (0.23)
    Year Ended September 30,
      2004                       12.21         0.20           2.06           2.26        (0.20)            -           (0.20)
    November 8, 2002
      (inception) to
      September 30, 2003         10.63         0.16           1.59           1.75        (0.17)            -           (0.17)
  CLASS Z
    Year Ended September 30,
      2006                       15.79         0.30           0.29           0.59        (0.35)        (1.09)          (1.44)
    Year Ended September 30,
      2005                       14.33         0.28           1.55           1.83        (0.29)        (0.08)          (0.37)
    May 10, 2004 (inception)
      to September 30, 2004      13.43         0.39           0.70           1.09        (0.19)            -           (0.19)
  CLASS A
    May 31, 2006 (inception)
      to September 30, 2006      15.04         0.08          (0.01)          0.07        (0.19)            -           (0.19)
ICON LONG/SHORT FUND(D)
  CLASS I+
    Year Ended September 30,
      2006                       15.99         0.03           1.17           1.20            -             -               -
    Year Ended September 30,
      2005                       13.92        (0.08)          2.65           2.57            -         (0.50)          (0.50)
    Year Ended September 30,
      2004                       12.00        (0.08)          2.16           2.08            -         (0.16)          (0.16)
    September 30, 2002
      (inception) to
      September 30, 2003         10.00        (0.07)          2.07           2.00            -             -               -
  CLASS C
    Year Ended September 30,
      2006                       15.63        (0.13)          1.17           1.04            -             -               -
    Year Ended September 30,
      2005                       13.73        (0.19)          2.59           2.40            -         (0.50)          (0.50)
    Year Ended September 30,
      2004                       11.92        (0.18)          2.15           1.97            -         (0.16)          (0.16)
    October 17, 2002
      (inception) to
      September 30, 2003         10.61        (0.15)          1.46           1.31            -             -               -
  CLASS Z
    Year Ended September 30,
      2006                       16.05         0.11           1.13           1.24            -             -               -
    Year Ended September 30,
      2005                       13.94        (0.05)          2.66           2.61            -         (0.50)          (0.50)
    May 6, 2004 (inception)
      to September 30, 2004      13.99        (0.04)         (0.01)         (0.05)           -             -               -
  CLASS A
    May 31, 2006 (inception)
      to September 30, 2006      17.52         0.05          (0.39)         (0.34)           -             -               -

(x) Calculated using the average share method.
 * The total return calculation is for the period indicated and excludes any sales charges.
(a) Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level and is not annualized.
(c) The limitation on expenses for Class Z shares occurred when the Advisor reimbursed the Fund for excise and income taxes incurred during the period (Note 5). These expenses were extraordinary expenses not subject to the contractual expense limitation discussed in Note 2.
(d) The Fund's operating expenses, not including dividends on short positions, are contractually limited to 2.30% for Class C, 1.55% for Class I, 1.30% for Class Z and 1.55% for Class A. The ratios in these financial highlights reflect the limitation, including the dividends on short positions.
(e) The Fund's operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 2. The ratios in these financial highlights reflect the limitation, including the interest expense.
 + The Fund has changed its originally stated inception date of October 1, 2002 to September 30, 2002.

The accompanying notes are an integral part of the financial statements.


 76   Financial Highlights

                                                                                      RATIO OF NET INVESTMENT
                                                             RATIO OF EXPENSES TO      INCOME TO AVERAGE NET
                                                            AVERAGE NET ASSETS(A)            ASSETS(A)
                                                           ------------------------   ------------------------
                                                             BEFORE        AFTER        BEFORE        AFTER
                                                             EXPENSE      EXPENSE       EXPENSE      EXPENSE
                                                           LIMITATION/  LIMITATION/   LIMITATION/  LIMITATION/
                                                           RECOUPMENT   RECOUPMENT    RECOUPMENT   RECOUPMENT
                                                               AND          AND           AND          AND
    NET ASSET             NET ASSETS,      AVERAGE NET      TRANSFER     TRANSFER      TRANSFER     TRANSFER
     VALUE,                  END OF         ASSETS FOR        AGENT        AGENT         AGENT        AGENT      PORTFOLIO
    BEGINNING    TOTAL       PERIOD         THE PERIOD      EARNINGS     EARNINGS      EARNINGS     EARNINGS     TURNOVER
    OF PERIOD   RETURN*  (IN THOUSANDS)   (IN THOUSANDS)     CREDIT       CREDIT        CREDIT       CREDIT       RATE(B)
    ---------   -------  --------------   --------------   -----------  -----------   -----------  -----------   ---------

     $14.94       4.02%     $133,835         $130,261           1.23%      1.23%(e)         1.96%      1.96%       162.84%
      15.79      12.71%      129,681          131,412           1.27%      1.27%            1.79%      1.79%       143.82%
      14.33      19.69%      117,552           88,318           1.35%      1.37%            2.25%      2.23%        51.84%

      12.22      24.72%       42,474           25,288           1.72%      1.45%            2.23%      2.30%        35.17%

      14.85       3.03%        4,753            4,346           2.29%      2.20%(e)         0.91%      1.00%       162.84%
      15.71      11.71%        3,861            3,026           2.53%      2.20%            0.53%      0.86%       143.82%
      14.27      18.56%        1,885            1,053           3.47%      2.20%            0.12%      1.40%        51.84%

      12.21      16.63%          581              348           2.48%      2.20%            1.10%      1.38%        35.17%

      14.94       4.04%           24               23           4.36%      1.20%(e)       (1.20)%      1.96%       162.84%
      15.79      12.89%           23               20           9.37%      1.20%          (6.31)%      1.86%       143.82%

      14.33       8.12%           14               12           1.11%      0.97%(c)         2.62%      2.76%        51.84%

      14.92       0.46%           19                6          38.36%      1.44%(e)      (35.18)%      1.74%       162.84%

      17.19       7.50%      168,522          101,365           1.34%      1.45%(e)         0.29%      0.18%        94.62%
      15.99      18.69%       53,158           47,211           1.58%      1.58%          (0.53)%     (0.53)%      112.06%
      13.92      17.42%       24,480           14,374           2.15%      1.74%          (1.03)%     (0.62)%      148.32%

      12.00      20.00%        9,726            6,997           3.09%      1.55%          (2.20)%     (0.66)%      162.25%

      16.67       6.65%       26,763           18,567           2.20%      2.30%(e)       (0.69)%     (0.78)%       94.62%
      15.63      17.68%       13,925            8,860           2.37%      2.32%          (1.35)%     (1.31)%      112.06%
      13.73      16.61%        3,716            1,417           3.70%      2.49%          (2.57)%     (1.35)%      148.32%

      11.92      12.35%          269              186           3.84%      2.30%          (2.99)%     (1.45)%      162.25%

      17.29       7.73%        3,306            1,810           1.09%      1.17%(e)         0.69%      0.61%        94.62%
      16.05      18.96%          140               89           3.07%      1.33%          (2.07)%     (0.33)%      112.06%

      13.94     (0.36)%           32               29           1.98%      1.76%          (0.50)%     (0.28)%      148.32%

      17.18     (1.94)%          821              196           2.51%      1.54%(e)       (0.01)%      0.96%        94.62%


                                                      Financial Highlights    77

Notes to Financial Statements

September 30, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Bond Fund ("Bond Fund"), ICON Core Equity Fund ("Core Equity Fund") ICON Covered Call Fund ("Covered Call Fund"), ICON Equity Income Fund ("Equity Income Fund"), and ICON Long/Short Fund ("Long/Short Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. Each Fund offers four classes of shares, Class I, Class C, Class Z and Class A with the exception of Bond Fund, which offers three classes of shares, Class I, Class C and Class Z. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently 12 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is maximum total return. The investment objective of the Core Equity Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Covered Call Fund is modest capital appreciation and to maximize realized gains from writing covered call options. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Long/ Short Fund is capital appreciation.

The Funds may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Additionally, the Bond Fund may invest in medium- and lower-quality debt securities. High-yield bonds involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. The Covered Call Fund invests in call options; call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. The Long/Short Fund invests short in securities; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market

 78   Notes to Financial Statements
share. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and tend to be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there is less governmental supervision of foreign stock exchanges and securities brokers and issuers.

In addition, in the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be minimal.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

INVESTMENT VALUATION

The Funds' securities and other assets are valued as of the closing price at the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Funds use pricing services to report the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board of Trustees ("Board") or pursuant to procedures approved by the Board. The valuation assigned to fair-valued securities for purposes of

                                             Notes to Financial Statements    79
calculating a Fund's net asset value ("NAV") may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds' securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value. The valuation assigned to fair-value securities for purposes of calculating a Fund's net asset value ("NAV") may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this

 80   Notes to Financial Statements
time to evaluate the significance of its impact, if any, on the Funds' financial statements.

REPURCHASE AGREEMENTS

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to purchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the year ended September 30, 2006.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions

                                             Notes to Financial Statements    81
represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations. The Funds did not enter into any forward foreign currency contracts during the year ended September 30, 2006.

FUTURES CONTRACTS

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts during the year ended September 30, 2006.

OPTIONS TRANSACTIONS

The Covered Call Fund writes (sells) call options as part of its normal investment activities. Each Fund may write (sell) put and call options only if it owns an offsetting position in the underlying security.

When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

 82   Notes to Financial Statements

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

SHORT SALES

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash equivalents or securities held with the Fund's prime broker and in a segregated account at the Fund's custodian. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the Statement of Assets and Liabilities. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short may exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund's prime broker.

INCOME TAXES

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund distributes net investment income, if any, to shareholders quarterly. Other Funds distribute income, if any, annually. The Funds distribute net realized capital

                                             Notes to Financial Statements    83
gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. The ICON Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has recently begun to evaluate the application of the Interpretation to the Funds and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INVESTMENT TRANSACTIONS

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

ALLOCATION OF INCOME AND EXPENSES

Each class of a Fund's shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between

 84   Notes to Financial Statements
all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES

ICON Advisers, Inc. ("ICON") serves as investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily nets assets of the Bond Fund, 0.75% of average daily net assets of the Core Equity, Covered Call and Equity Income Funds, and 0.85% of average daily net assets of the Long/Short Fund.

ICON has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds' operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds' operating expenses do not exceed the following amounts:

                                                 CLASS I   CLASS C   CLASS Z   CLASS A
--------------------------------------------------------------------------------------
ICON Bond Fund                                    1.00%     1.60%     0.75%      N/A
ICON Covered Call Fund                            1.45%     2.20%     1.20%     1.45%
ICON Equity Income Fund                           1.45%     2.20%     1.20%     1.45%
ICON Long/Short Fund                              1.55%     2.30%     1.30%     1.55%

The Funds' expense limitation will continue in effect until at least January 31, 2016.

To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2006 the following amounts were still available for recoupment by ICON based upon their potential expiration dates:

                                                       2007       2008       2009
-----------------------------------------------------------------------------------
ICON Bond Fund                                        $15,704   $ 90,804   $102,282
ICON Covered Call Fund                                 47,944     96,329     42,816
ICON Equity Income Fund                                12,875     11,555      6,067
ICON Long/Short Fund                                       --      3,256      4,219


                                             Notes to Financial Statements    85

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES

BISYS Fund Services Ohio, Inc. ("BISYS") is the Fund Accounting Agent for the Funds. For its services, the Trust pays BISYS 0.03% on the first $1.75 billion of net assets, 0.0175% on net assets over $1.75 billion and up to $5 billion, and 0.01% on net assets in excess of $5 billion.

Brown Brothers Harriman ("BBH") is the custodian of the Trust's investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. ("BFDS") is the Trust's transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

Transfer agent earnings credits are credits received for interest which is a result from overnight balances used by the transfer agent, BFDS, for clearing shareholder transactions. During the year ended September 30, 2006, the Funds received transfer agent earnings credits which are included on the Statement of Operations.

ADMINISTRATIVE SERVICES

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust's business and affairs. As of January 31, 2006, this agreement provides for an annual fee of 0.05% on the Funds' first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. Prior to that date, this agreement provided for an annual fee to ICON of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

ICON has entered into a sub-administration agreement with BISYS pursuant to which BISYS assists ICON with the administration and business affairs of the Trust. For its services, ICON pays BISYS at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.


 86   Notes to Financial Statements

DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Funds are authorized to compensate the Funds' distributor, ICON Distributors, Inc. ("IDI") (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Bond Fund Class C shareholders pay an annual 12b-1 and service fee of 0.85% of average daily net assets and Class I shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual 12b-1 and service fee of 1.00% of average daily net assets for Class C shares and an annual 12b-1 and service fee of 0.25% of average daily net assets for Class I shares and Class A shares. The total amount paid under the 12b-1 plans by the Funds is shown in the Statement of Operations.

RELATED PARTIES

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, "CCO") receive no compensation from the Funds. The CCO's salary is paid 90% by the Funds and 10% by the Adviser. For the year ended September 30, 2006, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations.

Some of the 12b-1 amounts received by IDI, discussed in the Distribution Fees, has been used to offset various shareholder servicing costs incurred by the Adviser. For the year ended September 30, 2006, this amount was $118,178.

3. LINE OF CREDIT

The Funds have entered into Lines of Credit agreements with BBH. The maximum borrowing is limited to the lesser of $50 million or 25% of the net asset value in the Fund subject to a maximum borrowing limit by the Trust of $150 million. The ICON Covered Call Fund is limited to the lesser of $50 million or 10% of net asset value. Interest is charged at LIBOR plus


                                             Notes to Financial Statements    87

2.00%, which was 7.32% at September 30, 2006. The average interest rate charged for the year ended September 30, 2006 was 6.75%.

                                                              AVERAGE BORROWING
                                                              (10/1/05-9/30/06)
-------------------------------------------------------------------------------
ICON Bond Fund                                                    $522,432
ICON Core Equity Fund                                              172,280
ICON Covered Call Fund                                             480,701
ICON Equity Income Fund**                                          280,545
ICON Long/Short Fund                                               134,025

** Fund had outstanding borrowings as of September 30, 2006.

4. OPTIONS CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the ICON Covered Call Fund during the year ended September 30, 2006, were as follows:

                                                             NUMBER OF     PREMIUMS
                                                             CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Options outstanding, beginning of period                       13,261    $  2,471,399
Options written during period                                  69,223      19,176,827
Options expired during period                                  (1,902)       (348,845)
Options closed during period                                  (67,366)    (19,190,696)
Options exercised during period                                    --              --
                                                              -------    ------------
Options outstanding, end of period                             13,216    $  2,108,685
                                                              =======    ============

5. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2006, were as follows:

                         DISTRIBUTIONS PAID FROM
                         -----------------------                                      TAX          TOTAL
                          ORDINARY    NET LONG-    TOTAL TAXABLE    TAX EXEMPT     RETURN OF   DISTRIBUTIONS
FUND                       INCOME     TERM GAINS   DISTRIBUTIONS   DISTRIBUTIONS    CAPITAL       PAID *
------------------------------------------------------------------------------------------------------------
ICON Bond Fund           $3,571,906   $  57,888     $ 3,629,794        $  -          $  -       $ 3,629,794
ICON Core Equity Fund        16,325   6,819,220       6,835,545           -             -         6,835,545
ICON Covered Call Fund            -     498,313         498,313           -             -           498,313
ICON Equity Income Fund   2,922,978   8,885,673      11,808,651           -             -        11,808,651


 88   Notes to Financial Statements

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2005, were as follows:

                                DISTRIBUTIONS PAID FROM
                                -----------------------                      TAX          TOTAL
                                 ORDINARY    NET LONG-    TOTAL TAXABLE   RETURN OF   DISTRIBUTIONS
FUND                              INCOME     TERM GAINS   DISTRIBUTIONS    CAPITAL        PAID*
---------------------------------------------------------------------------------------------------
ICON Bond Fund                  $2,799,032    $343,200     $3,142,232       $  -       $3,142,232
ICON Covered Call Fund           1,404,286     707,268      2,111,554         53        2,111,607
ICON Equity Income Fund          2,443,441     704,336      3,147,777          -        3,147,777
ICON Long/Short Fund               605,334     845,915      1,451,249        257        1,451,506

* Differences between the financial statement distributions paid and the tax basis distributions paid were a result of accrual based accounting and cash basis accounting used for federal tax reporting purposes.

During the year ended September 30, 2006, the following capital loss carryforwards were used:

ICON Covered Call Fund                                    $ 621,989
ICON Long/Short Fund                                        387,875

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended September 30, 2006, the fund deferred to October 1, 2006 post October capital losses:

                                                                CAPITAL
FUND                                                             LOSSES
-------------------------------------------------------------------------
ICON Bond Fund                                                 $1,454,387

As of September 30, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

                                                                                                                          TOTAL
                       UNDISTRIBUTED   UNDISTRIBUTED                                 ACCUMULATED       UNREALIZED      ACCUMULATED
                         ORDINARY        NET LONG-     ACCUMULATED   DISTRIBUTIONS   CAPITAL AND      APPRECIATION      EARNINGS
FUND                      INCOME        TERM GAINS      EARNINGS       PAYABLE*      OTHER LOSSES   (DEPRECIATION)**   (DEFICITS)
----------------------------------------------------------------------------------------------------------------------------------
ICON Bond Fund          $  359,180      $         -    $  359,180      $(321,495)    $(1,454,387)     $  (331,407)     $(1,748,109)
ICON Core Equity Fund            -       13,671,736    13,671,736              -               -       14,866,813       28,538,549
ICON Covered Call
 Fund                    2,541,496                -     2,541,496              -               -        4,805,864        7,347,360
ICON Equity Income
 Fund                    1,011,737        5,361,318     6,373,055       (692,817)              -       11,215,958       16,896,196
ICON Long/ Short Fund       44,891        5,441,647     5,486,538              -               -        6,547,893       12,034,431


                                             Notes to Financial Statements    89

*Differences between the financial statement distribution payable and the tax basis distribution payable is a result of accrual based accounting and cash basis accounting used for federal tax reporting purposes.

**The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and straddles, recognition of tax unrealized appreciation (depreciation) of passive foreign investment companies and contingent payment debt instruments.

As of September 30, 2006, book cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from fair value by net unrealized appreciation/(depreciation) of securities as follows:

                                        UNREALIZED      UNREALIZED     NET APPRECIATION
FUND                        COST       APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
---------------------------------------------------------------------------------------
ICON Bond Fund          $ 90,292,928   $   294,671     $  (626,078)      $  (331,407)
ICON Core Equity Fund    186,996,027    16,347,942      (1,481,129)       14,866,813
ICON Covered Call Fund    62,318,324     5,368,277        (938,746)        4,699,531
ICON Equity Income
  Fund                   129,044,707    12,255,238      (1,039,280)       11,215,958
ICON Long/Short Fund     188,780,259    11,610,414      (5,062,521)        6,547,893

6. SEGREGATED ACCOUNT AND SHORT SALE COLLATERAL

As of September 30, 2006 the ICON Long/Short Fund had securities or cash deposits with the counterparty to the short sales in the amount of $13,572,316 as collateral for the short sales.


 90   Notes to Financial Statements

                         Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON Diversified Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, short securities and written options and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund, and ICON Long/Short Fund (five of the portfolios constituting ICON Funds, hereafter referred to as "Funds") at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
November 22, 2006


                                                 Report of Accounting Firm    91

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 17 ICON Funds (the "Funds"). The Board is responsible for general oversight of the Funds' business and for assuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

INTERESTED TRUSTEE

CRAIG T. CALLAHAN, 55, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. ("ICON Advisers"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. ("IDI"), the Funds' Distributor, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of ICON Management & Research Corporation ("IM&R"), the parent company of ICON Advisers and IDI.

INDEPENDENT TRUSTEES

GLEN F. BERGERT, 56. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Chamois Partners, a venture capital company (2004 to present); General Partner of Bergert Properties, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); Delta Dental of California, an insurance company (2006 to present); and Delta Reinsurance Corporation (2000 to present).

JOHN C. POMEROY, JR., 57. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to
2001).


 92   Trustees and Officers

GREGORY KELLAM SCOTT, 58. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott was Senior Vice President - Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott is also a member of the National Board of Directors of the Constituency for Africa (1997 to present) and serves as Executive Director of Indiana Civil Rights Commission (2005-present). Mr. Scott has been appointed to the US State Department's Commission on the African Judiciary (2006-present).

R. MICHAEL SENTEL, 58. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission's Division of Enforcement and became a branch chief. Later he served as the section chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

JONATHAN F. ZESCHIN, 53. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and was Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to present). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin was previously a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to 2004); and was previously a Director of the Wasatch Funds (2002 to 2004).

THE OFFICERS OF THE FUNDS ARE:

CRAIG T. CALLAHAN, 55. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers' President (1998 to present) and served as the Chief Investment Officer (1991 to 2004). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan is also the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of IM&R.


                                                     Trustees and Officers    93

(unaudited)

ERIK L. JONSON, 57. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).

DONALD SALCITO, 53. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers, Inc.; Director of ICON Management & Research (2005 to present); Executive Vice President, Secretary, General Counsel and Chief Compliance Officer, for ICON Distributors, Inc. (2005 to present); Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to present). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000-2005).

CARRIE M. SCHOFFMAN, 33. Ms. Schoffman serves as Assistant Vice President and Chief Compliance Officer of the Funds (May 2004 to present). She also serves as Chief Compliance Officer of ICON Advisers, Inc. (May 2004 to present). Previously she was a staff accountant with the U.S. Securities and Exchange Commission (2003 to 2004). She also was a Manager (2001 to 2003) and Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

STEPHEN ABRAMS, 43. Mr. Abrams serves as Anti-Money Laundering Officer of the Funds (2005 to present). Mr. Abrams is also Associate General Counsel of ICON Advisors, Inc. (2005 to present). Previously he was a Partner at Perkins Coie, LLP (2004 to 2005) and Associate (2000 to 2004).


 94   Trustees and Officers

                                                   Other Information (unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

In determining to renew the investment advisory agreements between ICON Funds (the "Trust") and ICON Advisers, Inc. ("ICON" or the "Adviser") the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust's Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Diversified Funds) and under the Trust's Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds -- Bond, Covered Call, Equity Income and Long/Short Funds) (collectively, the "Advisory Agreements"). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 8, 2006, the Board of Trustees, including all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2006.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information and also met with management to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of the Adviser's investment personnel, the Adviser's compliance programs, the Adviser's brokerage practices, including the extent to which the Adviser obtains research through "soft dollar" arrangements with the Funds' brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.


                                                         Other Information    95

Other Information (continued) (unaudited)

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates from each Fund over various periods. The analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates. The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board concluded that the profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that in light of the information provided and analyzed, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON's staffing, systems and facilities. The Board also assessed ICON's non-Trust business to see whether there are any initiatives that would dilute service to the Trust. It was noted:

     A. That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds;

     B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to ICON's investment and trading departments; and

     C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees.

In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by ICON and its related companies from the relationship with the Trust, the Board considered the Lipper comparative data, data concerning ICON's soft-dollar arrangements, costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated profitability analyses which had been provided by ICON, other benefits to ICON from serving as the Funds' adviser, and ICON's financial statements.

 96   Other Information

With respect to the soft-dollar arrangements the Board assessed all facets of the arrangements including the quality of trade execution. It was noted that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions and that such research assists ICON in providing quality investment advisory services to the Funds and other accounts to which it provides advisory services. The Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

The Board noted that ICON benefits from serving directly as investment adviser and administrative agent, and through its affiliate, as the principal underwriter for the Funds. With respect to the distribution services, the Board noted that proceeds of the Trust's distribution plans pursuant to Rule 12b-1 under the 1940 Act for the International Equity and Diversified Funds are paid to ICON's affiliate and that the distributor has not profited from plan proceeds as all of the proceeds have been or will be used to cover distribution and marketing expenses. In this regard, the Trustees noted that marketing efforts have been successful as evidenced by Fund asset levels. With respect to the administrative fee paid to ICON, the Board reviewed the comparative data related to those services. The Board also considered the compliance experience in these service areas and concluded that the services provided by ICON and its affiliates to the Funds are satisfactory and that the profits derived from providing the services are competitive and reasonable.

The Board also noted the risks assumed by ICON in providing investment advisory, distribution and administrative services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Funds is made with the recognition that the Funds' advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In making these determinations the Board of Trustees considered the following:

1. In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from Lipper, Inc. concerning funds of similar size and funds of larger size, as well as data concerning ICON's other clients:

     A. the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

     B. that contractual advisory fees for the Sector Funds were higher than fees for similar funds; but that the Sector Funds' expense ratios were

                                                         Other Information    97

Other Information (continued) (unaudited)

     competitive and in most instances lower than those of similarly managed Funds;

     C. that the Sector Funds had also imposed breakpoints on the contractual advisory fees and that such fees were reflected in the comparison data;

     D. that contractual advisory fees for the ICON Asia-Pacific Region and Europe Funds were above the average fees for similar funds; however, the Funds' expense ratios were competitive in light of their size;

     E. that the contractual advisory fees for the ICON International Equity Fund is below the average of similarly managed funds;

     F. the contractual advisory fees for the U.S. Diversified Funds were in line with fees for similar funds; and that, with the exception of the ICON Bond Fund and ICON Covered Call Fund, the U.S. Diversified Funds' expense ratios were lower than those of similarly managed Funds.

     G. the contractual advisory fee for the ICON Core Equity Fund was below the average fee for similar funds; and that its expense ratio was lower than those of similarly managed Funds.

     H. that, generally the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly managed Funds; however, to the extent such fees are lower, it is due to the fact that such accounts are less costly for ICON to manage.

     I. the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and may well be lower than fees arrived solely from such arm's-length negotiation.

3. In connection the investment performance of the Funds and ICON the Board discussed and noted:

     1. Based on the performance information provided by Lipper, Inc., of the thirteen ICON Funds that had a track record of at least five years, ten outperformed their respective peer groups; eight of the sixteen ICON Funds with a track of at least 3 years outperformed their respective peer groups; and

     2. In comparing the Sector Funds to the ETFs the sector funds compared favorably over the one, two and three year periods.

The Board considered the extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund's fees reflect these economies of scale for the benefit of Fund shareholders. It was noted that each of the Sector Funds had imposed investment advisory fee breakpoints in January 2006 to take into consideration such economies that may be

 98   Other Information
realized as the Funds increase in assets. Furthermore, ICON has contractually agreed to impose expense limitations on the International Funds and the U.S. Diversified Funds at a cost to ICON.

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the advisory agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm's length in light of the circumstances.

SUPPLEMENTAL TAX INFORMATION

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2006, qualifies for the corporate dividends received deduction for the following Funds:

                                                              DIVIDENDS
                                                              RECEIVED
FUND                                                          DEDUCTION
-----------------------------------------------------------------------
ICON Core Equity Fund                                             100%
ICON Equity Income Fund                                         83.40%

For the fiscal year ended September 30, 2006, the following Funds paid qualified dividend income:

FUND                                                            AMOUNT
------------------------------------------------------------------------
ICON Core Equity Fund                                         $   16,325
ICON Equity Income Fund                                        2,922,979

The Funds designate the following amounts as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

FUND                                                            AMOUNT
------------------------------------------------------------------------
ICON Bond Fund                                                $   60,888
ICON Core Equity Fund                                          9,213,880
ICON Covered Call Fund                                           498,313
ICON Equity Income Fund                                        9,627,509
ICON Long/Short Fund                                           1,474,799

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month-end. Each

                                                         Other Information    99

Other Information (continued) (unaudited)

ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconadvisers.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconadvisers.com or on the SEC's website at www.sec.gov.

FOR MORE INFORMATION

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.


 100   Other Information

                       THIS PAGE INTENTIONALLY LEFT BLANK

(ICON FUNDS LOGO)

For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 55452
                                            Boston, MA 02205-8165

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

                                   (ICON LOGO)
                                 1-800-764-0442
                              www.iconadvisers.com



FANN-DIV(9-06)

(GLOBE)



                                                              2006 Annual Report

                                                        ICON INTERNATIONAL FUNDS
                                                               Investment Update

                                                   ICON ASIA-PACIFIC REGION FUND
                                                                ICON EUROPE FUND
                                                  ICON INTERNATIONAL EQUITY FUND












                                  (ICON LOGO)
                                    STRENGTH
                                   IN NUMBERS

                                                               Table of Contents

ABOUT THIS REPORT (UNAUDITED)                                     2

MESSAGE FROM ICON FUNDS (UNAUDITED)                               5

MANAGEMENT OVERVIEW (UNAUDITED) AND SCHEDULE OF INVESTMENTS      10
  ICON Asia-Pacific Region Fund                                  10
  ICON Europe Fund                                               20
  ICON International Equity Fund                                 30

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE (UNAUDITED)               41

FINANCIAL STATEMENTS                                             43

FINANCIAL HIGHLIGHTS                                             50

NOTES TO FINANCIAL STATEMENTS                                    52

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          64

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)                  65

OTHER INFORMATION (UNAUDITED)                                    68

About This Report

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends, capital gain distributions, and tax return of capital. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions and portfolio holdings as of September 30, 2006, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's holdings as of September 30, 2006 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology primarily considers company-specific factors beyond financial data, various company factors may impact a stock's performance, and therefore, Fund performance. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and tend to be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there is less governmental supervision of foreign stock exchanges and securities

 2   About This Report
brokers and issuers. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and portfolio managers' expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as "expects," "suggests," "anticipates," "targets," "goals," "value," "estimates," variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates, and other factors beyond the control of our portfolio managers. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. The prospectus contains this and other information about the Funds and is available by visiting www.iconadvisers.com or calling 1-800-764-0442. Please read the prospectus carefully.


                                                          About This Report    3

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging a Fund's performance against specific securities indexes. Each index shown accounts for both change in the security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The total return figures for the Morgan Stanley Capital International (MSCI) indexes assume change in security prices and the deduction of local taxes. The Funds' portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

- The unmanaged MSCI Europe Index comprises approximately 600 stocks traded in developed markets from 15 European countries. The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The unmanaged MSCI All Country Pacific Index comprises stocks traded in the developed and emerging markets of the Pacific Basin (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The MSCI All Country World Index ex-United States (ACWI ex-U.S.) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets outside of the United States.

- The unmanaged Bloomberg European 500 Index measures the weighted average performance in U.S. dollars of the 500 most highly capitalized European companies.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet Research Systems.


 4   About This Report

                                                         Message from ICON Funds


--------------------------------------------------------------------------------
We were pleased with the Funds' industry tilting early in the period, as value and relative strength pulled us toward cyclical, industrial even commodity-based industries.
--------------------------------------------------------------------------------

Dear ICON Shareholder:

We realize you are faced with many mutual fund choices as you structure your financial plan, and we appreciate your continued commitment to diversify with one or more of the ICON International Funds. To those shareholders who are receiving their first ICON Funds Annual Report, we welcome you.

You may have decided to invest in an ICON International Fund because you were attracted to ICON's value-based, bottom-up investment system, which pursues industries we believe are poised to outperform the broader market. Or perhaps you thought ICON stood out among other managers because we take a quantitative, unemotional, and objective approach.

Whether you invest in our International Funds, such as the ICON Europe Fund, our U.S. Diversified Funds, such as the ICON Core Equity Fund, or our Sector Funds, such as the ICON Healthcare Fund, each is powered by ICON's unique systematic discipline. Guided by an investment system that relies primarily on analyzing data, not speculation, we find "strength in numbers," as our firm's slogan declares.

THE CYCLICAL MARKET THEME OF THE PAST THREE YEARS

During the third calendar quarter of 2006, there was a major shift in market industry leadership. As a result of our industry rotation, you will see many stocks in Funds that were not held in the Semiannual Report as of March 31, 2006. Indeed, there are many companies that have not been owned by the Funds since late 1999 or early 2000. Before describing that rotation, let's review the industry and sector theme of the preceding three years.

Most U.S. and international stock market indexes hit a low in early March 2003 and then embarked on a three-year bull market, with the MSCI ACWI ex-U.S. peaking on May 11, 2006. Table #1 shows cumulative performance for Standard & Poor's Composite 1500 Sector Indexes over that period. As you can see, the market leadership over that period was in the cyclical, economically sensitive sectors of Energy, Materials, and Industrials. These sectors include companies whose revenues are very dependent on the ups and downs of the economy. The opposite is true of the lagging sectors; Healthcare, Consumer Staples, and Telecommunication are generally considered to be defensive, recession-proof sectors.

On an industry level, a few of the top performing industries over that period included steel, metals & mining, construction materials, oil & gas exploration and homebuilders. These industries tend to be comprised of small- and mid-sized companies. Among the worst performing industries were brewers, pharmaceuticals, systems software, soft drinks and packaged foods, which contrary to the previous leaders, tend to be comprised of large, mature companies.

                                                    Message from ICON Funds    5

    We are proud of our discipline and our
    ability to endure volatility when it is
    required to capture industry leadership.

--------------------------------------------------------------------------------
Our system is suggesting a market with new leadership and an entirely new personality.
--------------------------------------------------------------------------------

(CRAIG T. CALLAHAN PHOTO)

Craig T. Callahan
President and Chairman of
the Board of Trustees

                   TABLE 1
          CUMULATIVE TOTAL RETURNS
              3/11/03 - 5/5/06
S&P 1500 SECTOR INDEX                RETURN %
---------------------                --------
Energy                                158.00
Materials                             118.15
Industrials                           105.75
Utilities                              95.68
Financials                             83.86
S&P COMPOSITE 1500 INDEX               79.04
Consumer Discretionary                 73.89
Information Technology                 68.39
Telecommunication Services             64.17
Consumer Staples                       44.01
Health Care                            31.64

Data Source: FactSet Research Systems
Returns include the reinvestment of dividends and capital gain distributions.

We were pleased with the Funds' industry tilting during that period, as value and relative strength pulled us toward cyclical, industrial even commodity-based industries. Looking back, we believe those industries were on sale because investors were incorrectly fearful of a slow or sluggish economy, as investors worried that higher oil prices, war, and terrorism would hurt the economy. As investors realized that cyclical firms were prosperous, stock prices occasionally surged to reflect fair value. From an ICON perspective, price was trying to catch up with fair value, which over a three-year period made for impressive returns in the leading industries.

It is interesting to note that the leading industries during that period, being small- and mid-sized cyclical and commodity based, are inherently volatile.

 6   Message from ICON Funds

While there were outstanding returns to be earned in the "sweet spot" of the market, it required us to be tolerant of volatility and be patient during the unpleasant ride associated with those industries.

We do not like volatility at ICON, and we certainly do not seek it, but we are proud of our discipline and our ability to endure it when it is required to capture industry leadership. It is also interesting to note that lower-quality stocks tended to perform better than what many would consider high-quality stocks over that three-year period. At ICON, quality is measured by liquidity, debt, efficiency and consistency, and we tend to favor higher quality stocks. Our preference for high-quality stocks slightly inhibited the Funds' performance. Consistent with our style, however, we leave the potential higher returns associated with speculative and riskier turnaround situations to other investors.

ICON DETECTS A NEW MARKET THEME

For the first four months of 2006, the same sector and industry themes from the previous three years persisted across the globe, as shown in Table #2, which highlights U.S. sector index returns from January 1, 2006 through the market peak on May 5, 2006.

                   TABLE 2
          CUMULATIVE TOTAL RETURNS
               1/1/06 - 5/5/06
S&P 1500 SECTOR INDEX                RETURN %
---------------------                --------
Energy                                18.08
Materials                             16.12
Industrials                           14.28
Telecommunication Services            11.61
Financials                             8.59
S&P COMPOSITE 1500 INDEX               7.57
Consumer Discretionary                 5.77
Information Technology                 5.01
Utilities                              3.82
Consumer Staples                       3.61
Health Care                           (1.97)

Data Source: FactSet Research Systems
Returns include the reinvestment of dividends and capital gain distributions.

Generally, the same cyclical leadership was at the top and the same defensive sectors were lagging as seen the previous three years. All market and theme peaks are different. This time, the leading industries did not reach the extreme overpricing typical of most peaks. They were headed toward it, but perhaps because of investor concerns and uncertainty, stock prices did not reach lofty extremes.


                                                    Message from ICON Funds    7

During the market drop from early May through mid-June 2006, the previous leaders fell the most, which was similar to market corrections seen in 2004 and 2005. Even the brief market bounce in late June was led by the previous cyclical leadership, similar to rebounds in 2004 and 2005. Since the market low on July 17, 2006, the market has experienced a three-month climb with entirely new leadership. The industries that led the previous three-plus years have been sluggish. New leadership in defensive, recession-proof industries has prevailed.

In the weeks following that sudden change on July 17, we have sold cyclical industries and gradually invested in new industries as relative strength has met our standards. The combination of value and relative strength has pulled us to mature companies in defensive, steady growth industries such as pharmaceuticals, diversified banks, electric utilities, packaged food & meats, multi-utilities, diversified capital markets, and integrated telecommunication services.

This rotation resulted in significant sector shifts in the ICON International Equity Fund, which best represents our system's sector and industry positioning. The Industrials sector was reduced from 16.9% of the Fund on June 30 to 9.3% on September 30. Financials, Health Care, Information Technology and Telecommunication & Utilities were all increased from 18.7%, 7.6%, 6.0% and 11.9%, respectively, to 24.9%, 8.2%, 9.5% and 14.1%. Major rotations occurred throughout the ICON Fund family to capture the new leadership.

As mentioned earlier, you will see Fund holdings that are new in the last few months, some not being held since late 1999 or early 2000. The ICON Funds now look very different than they did when they participated in the theme that prevailed in the three and a half years ending this spring. The stocks and industries now owned in the Funds were not leaders over the last three years as they were not preferred by investors but they were not stagnant. They were growing their profits and the underlying value of their firms. Now, we find attractive bargains among them as our estimate of value has grown above the market price.

The large, mature companies that have led the recent market advance are heavily weighted in the Funds' market-capitalization weighted benchmarks, so the indexes gained an immediate surge off the July 17 low. The shift in leadership was sudden, but guided by our system, we have rotated industries as they meet our standards of value and relative strength.

STAYING TRUE TO THE ICON DISCIPLINE

Our system is suggesting a market with new leadership and an entirely new personality. The stocks and industries we expect to lead are not as

 8   Message from ICON Funds
inherently volatile as those of the previous theme. We do not know how long this new theme will last, but given the price discounts to our estimates of fair value, we expect it may last at least a year. To better position the ICON International Funds for the changing theme that we believe is taking place, we will follow our value-driven process to reduce or eliminate lagging industries and increase positions in the new leading industries.

In closing, we are most grateful for the privilege of playing a role in your investment portfolio. In addition to reading this report on your Funds and communicating with your financial adviser, we invite you to visit our website at www.iconadvisers.com for current market updates, up-to-date Fund performance and holdings, and information about your account.

Yours truly,

/s/ Craig T. Callahan
Craig T. Callahan, DBA

Chairman of the Board of Trustees and President of the Adviser


                                                    Message from ICON Funds    9

Management Overview

ICON Asia-Pacific Region Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                   97.3%
Top 10 Equity Holdings                                                     20.8%
Number of Stocks                                                             110
Short-Term Investments                                                      5.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
Toyota Motor Corp.                                                          3.0%
Foxconn International Holdings, Ltd.                                        2.4%
High Tech Computer Corp.                                                    2.1%
Canon, Inc.                                                                 2.1%
Hopson Development Holdings, Ltd.                                           2.0%
Takeda Pharmaceutical Co., Ltd.                                             1.9%
Johnson Health Tech. Co., Ltd.                                              1.9%
Hengan International Group Co., Ltd.                                        1.8%
Tokyo Gas Co., Ltd.                                                         1.8%
Mizuho Financial Group, Inc.                                                1.8%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

A. The ICON Asia-Pacific Region Fund, Class S appreciated 17.36% for the fiscal year ended September 30, 2006, outperforming its benchmark, the MSCI All Country Pacific Index, which returned 15.19%. Since their inception on May 31, 2006 through September 30, 2006, the Class A shares of the Fund have returned (2.66%) (and (8.28%) with maximum sales charge) vs. the 0.86% total return of the MSCI All Country Pacific Index over the same period. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Asian markets continued to perform better than U.S. stocks during the period. Cyclical Asian industries showed strength for much of the year, and the Fund gained from its concentration in these areas. Due to a significant market reversal, however, cyclical-oriented industries suffered the most during a sell-off in May and June.

   Most of the Fund's gains in the fiscal year were achieved in the first fiscal quarter, or the final calendar quarter of 2005, with Japan and South Korea leading the way, and consumer and retail-related industries and Industrials stocks faring well. The next quarter was fraught with volatility, however, along with a serious accounting scandal at Livedoor, a Japanese internet company, which collapsed as it came under investigation. The stock dropped about 80% during the holding period. Although the Fund owned Livedoor during the period and suffered losses when it fell, the impact on total return was minor.

   The summer months were marked by a sharp sell-off in the cyclically-oriented sectors that had previously been leading most Asian markets, such as Materials and Industrials. Then, we saw a new theme emerge during the last three months of the period, with the Telecommunication & Utilities, Health Care, and Information Technology sectors showing strength. Due to this abrupt shift, the Fund's positions in Energy, Materials, and Industrials all suffered, but we patiently monitored our relative strength readings to discern the industry leaders. As a result, the Fund has migrated toward the newly emerging theme and shifted away from cyclicals.

   A reversal in country leadership occurred as well, in which we saw China and Hong Kong emerge as the early leaders in 2006. Industry leadership in these two countries has resulted in a tilt toward that area.

   The Fund was diversified among currencies from different countries in the region and benefited specifically from the South Korean won's appreciation relative to the U.S. dollar. In general, though, we believe the effect of currency on the Fund's overall return was negligible.

 10   Management Overview

(SCOTT SNYDER, CMT PHOTO)
Scott Snyder, CFA
Portfolio Manager

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. The Fund takes positions in sectors and industries throughout the Asian region that demonstrate the best value and relative strength. During the first three quarters of the period, our system led us to invest in the Materials sector, which contributed the most to the Fund's relative outperformance. In particular, the Fund was aided by its holdings in the diversified metals & mining and gold industries. In the gold industry, our system began seeing decreasing value and relative strength numbers, which allowed us to take gains and trim the position before a drastic price collapse.

   Several industries in the Information Technology sector, namely computer hardware and communications equipment, showed strong combinations of value and relative strength and contributed handily to the Fund's positive returns. Conversely, the internet software and services industry dropped amidst the Livedoor scandal in Japan, and volatility in the semiconductors industry hindered returns.

   Exposure to the Industrials sector, primarily the industrial machinery and construction & engineering industries, contributed positively to overall returns.

   Several stocks in the Fund added to performance during the fiscal year: High Tech Computer, a Taiwanese maker of mobile phone handsets, Zinifex Ltd., the world's largest zinc producer, and Foxconn International Holdings, a Hong Kong communications equipment company. At period-end, the Fund continued to own all three companies.

   While ICON's stock selection process disregards market capitalization, the Fund's equity holdings had a small- to mid-cap tilt during most of the period. This position was overweight the predominantly large-cap benchmark and helped relative performance as stock selection in this market cap range offered higher returns. Our system did, however, detect a shift toward larger-cap stocks later in the fiscal year.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE ASIA-PACIFIC EQUITY MARKET?

A. The ICON system indicates that the Asia-Pacific region remains considerably undervalued. We expect to continue repositioning the Fund to capture the new global market theme, in which larger-cap Financials, Telecommunications & Utilities, Information Technology and Consumer Discretionary companies are leading. While the Fund's country weightings result primarily from our focus on undervalued industries, Taiwan, Singapore, and Hong Kong look attractive, based on our methodology. We continue to seek those industries throughout Asia that show discounts and relative strength according to our analysis.

                                                       Management Overview    11

ICON Asia-Pacific Region Fund

    PERFORMANCE HIGHLIGHTS
    September 30, 2006

- The Materials sector, specifically holdings in the diversified metals & mining industry and an eventual liquidation of the gold industry, helped the Fund outperform its index.


- Positions in the computer hardware and communications equipment industry contributed to the Fund's positive returns, but internet software and services and semiconductor stocks lagged.

- The Fund's holdings in the Industrials sector, primarily from the industrial machinery and construction & engineering industries, contributed positively to overall returns.


 12   Management Overview

                                                             COUNTRY COMPOSITION
                                                              September 30, 2006

                                     Japan  48.8%
                                 Hong Kong  13.2%
                                    Taiwan  12.4%
                               South Korea  10.0%
                                 Singapore  6.1%
                                     China  3.6%
                                  Malaysia  1.4%
                                 Indonesia  1.0%
                                 Australia  0.8%

Percentages are based upon net assets.

                                                              SECTOR COMPOSITION
                                                              September 30, 2006

                    Information Technology  19.1%
                                 Financial  18.2%
                    Consumer Discretionary  13.0%
                               Industrials  12.8%
              Leisure and Consumer Staples  10.8%
           Telecommunication and Utilities  8.7%
                                Healthcare  6.7%
                                 Materials  5.2%
                                    Energy  2.8%

Percentages are based upon net assets.


                                                       Management Overview    13

ICON Asia-Pacific Region Fund

INDUSTRY COMPOSITION
September 30, 2006

                         Diversified Banks  10.9%
                  Automobile Manufacturers  5.0%
      Real Estate Management & Development  4.7%
                            Semiconductors  4.3%
     Construction & Farm Machinery & Heavy
                                    Trucks  4.0%
                        Electric Utilities  3.7%
                         Computer Hardware  3.6%
                           Pharmaceuticals  3.5%
                          Leisure Products  2.8%
                        Office Electronics  2.8%
                        Education Services  2.8%
        Electronic Equipment Manufacturers  2.7%
                  Communications Equipment  2.4%
         Electronic Manufacturing Services  2.4%
       Wireless Telecommunication Services  2.4%
                  Health Care Distributors  2.3%
                    Packaged Foods & Meats  2.2%
                      Consumer Electronics  2.1%
                            Regional Banks  2.0%
                                     Steel  1.9%
                         Personal Products  1.8%
                             Gas Utilities  1.8%
               Diversified Metals & Mining  1.8%
                Construction & Engineering  1.8%
         Electrical Components & Equipment  1.8%


 14   Management Overview

September 30, 2006
                                 Railroads  1.8%
                     Photographic Products  1.5%
                             Tire & Rubber  1.5%
                               Soft Drinks  1.2%
        Oil & Gas Exploration & Production  1.2%
                      Integrated Oil & Gas  1.0%
                       Commercial Printing  1.0%
                    Construction Materials  1.0%
                      Health Care Supplies  0.9%
                          Specialty Stores  0.8%
                                    Marine  0.8%
                    Auto Parts & Equipment  0.8%
                                   Tobacco  0.8%
                  Industrial Conglomerates  0.7%
            Oil & Gas Equipment & Services  0.7%
                   Semiconductor Equipment  0.6%
     Integrated Telecommunication Services  0.6%
                     Diversified Chemicals  0.5%
                      Industrial Machinery  0.5%
             Property & Casualty Insurance  0.5%
              Hypermarkets & Super Centers  0.4%
          Trading Companies & Distributors  0.4%
                   Life & Health Insurance  0.3%
      Independent Power Producers & Energy
                                   Traders  0.3%

Percentages are based upon net assets.


                                                       Management Overview    15

ICON Asia-Pacific Region Fund

AVERAGE ANNUAL TOTAL RETURN
September 30, 2006

                                         INCEPTION                                SINCE
                                            DATE        1 YEAR      5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund - Class S   2/25/97       17.36%       14.37%       3.04%
-------------------------------------------------------------------------------------------
MSCI All Country Pacific Index                          15.19%       15.71%       3.45%
-------------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund - Class
  A*                                      5/31/06        N/A          N/A        (2.66%)
-------------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund - Class A
(including maximum sales charge of
5.75%)*                                   5/31/06        N/A          N/A        (8.28%)
-------------------------------------------------------------------------------------------
MSCI All Country Pacific Index*                          N/A          N/A         0.86%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through September 30, 2006
(LINE GRAPH)

                                                             ICON ASIA - PACIFIC REGION FUND -
                                                                          CLASS S                 MSCI ALL COUNTRY PACIFIC INDEX
                                                             ---------------------------------    ------------------------------
2/25/97                                                                     9550                               9496
                                                                           11320                              11163
                                                                            9940                               9656
9/30/97                                                                     8270                               7530
                                                                            8310                               7839
                                                                            7360                               7011
                                                                            6089                               6079
9/30/98                                                                     7759                               7789
                                                                            8569                               8616
                                                                            9809                               9715
                                                                           10870                              10541
9/30/99                                                                    13170                              12277
                                                                           11620                              12234
                                                                           10870                              11455
                                                                           10251                              10133
9/30/00                                                                     9611                               8764
                                                                            9011                               8111
                                                                            8711                               8183
                                                                            6811                               6673
9/30/01                                                                     6766                               6946
                                                                            6625                               7264
                                                                            6424                               7446
                                                                            5701                               6499
9/30/02                                                                     6053                               6356
                                                                            5801                               5976
                                                                            6584                               6819
                                                                            7648                               8066
9/30/03                                                                     8695                               8921
                                                                            9067                              10020
                                                                            8323                               9510
                                                                            8222                               9291
9/30/04                                                                     9044                              10578
                                                                            9287                              10505
                                                                            9519                              10439
                                                                           11356                              12017
9/30/05                                                                    13509                              13059
                                                                           13631                              13978
                                                                           13186                              13623
9/30/06                                                                    13327                              13843

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Funds' Class S shares on the Class' inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 16   Management Overview

                                                         Schedule of Investments

                                                   ICON Asia-Pacific Region Fund
                                                              September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (97.3%)
 1,403,000   Advanced
             Semiconductor
             Engineering,
             Inc.(a)             $  1,306,259
    26,600   Aeon Co., Ltd.           652,845
    19,800   Aeon Mall Co.,
             Ltd.                   1,048,211
    25,800   Ahresty Corp.            727,269
    59,000   Ajinomoto Co.,
             Inc.                     635,548
   912,000   Angang New Steel
             Company, Ltd.            723,977
    32,000   Asahi Soft Drinks
             Co., Ltd.                474,353
    11,000   Astellas Pharma
             Inc.                     442,912
   402,000   Au Optronics Corp.       569,135
    39,000   Bridgestone Corp.        789,855
   868,000   Bumiputra-
             Commerce Holdings
             Bhd.                   1,564,768
    58,550   Canon, Inc.            3,060,176
       133   Central Japan
             Railway Co.            1,417,521
   147,000   Chiba Bank, Ltd.       1,312,232
 2,978,000   China Construction
             Bank                   1,287,383
   226,000   China Life
             Insurance Co.,
             Ltd.                     441,563
   234,000   China Mobile, Ltd.     1,651,116
   706,000   China Overseas
             Land & Investment,
             Ltd.                     543,684
 1,336,000   China Petroleum &
             Chemical Corp.           828,144
 1,003,000   China Power
             International
             Development Ltd.         410,707
   802,000   China Resources
             Beijing Land             539,912
    35,000   Chubu Electric
             Power Company,
             Inc.                     910,181
 2,062,000   CNOOC, Ltd.            1,716,783
   239,600   DAH Sing Financial
             Group                  2,157,113
    67,300   Daiichi Sankyo
             Co., Ltd.              1,906,415
    50,000   DBS Group
             Holdings, Ltd.           603,680
   213,000   Delta Electronics,
             Inc.                     611,680

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    12,500   Denso Corp.         $    440,099
    16,500   Diamond City Co.,
             Ltd.                     783,000
       167   East Japan Railway
             Co.                    1,168,245
    38,400   Elpida Memory,
             Inc.(a)                1,745,497
   645,000   Ezra Holdings
             Pte., Ltd.             1,208,417
 1,168,000   Foxconn
             International
             Holdings, Ltd.(a)      3,592,657
    12,000   FUJIFILM Holdings
             Corp.                    437,605
   138,000   Fujikura, Ltd.         1,512,720
    12,600   GS Engineering &
             Construction Corp.       881,657
 1,267,000   Hengan
             International
             Group Co., Ltd.        2,719,336
   118,800   High Tech Computer
             Corp.                  3,143,801
    18,000   Hokkaido Electric
             Power Co.                436,759
   315,349   Hon Hai Precision
             Industry Co., Ltd.     1,921,337
    54,000   Honda Motor Co.,
             Ltd.                   1,815,024
 1,480,000   Hopson Development
             Holdings, Ltd.         2,985,189
    18,000   Hoya Corp.               678,945
    12,400   Hyundai Heavy
             Industries Co.,
             Ltd.                   1,717,118
    12,300   Hyundai Mipo
             Dockyard Co., Ltd.     1,533,528
    28,300   Hyundai Steel Co.        986,309
    86,900   Industrial Bank of
             Korea                  1,487,593
    37,200   Ito En, Ltd.           1,281,707
       299   Japan Tobacco,
             Inc.                   1,164,009
    16,000   JFE Holdings, Inc.       627,668
 1,447,000   Jiangxi Copper
             Co., Ltd.              1,375,995
   482,650   Johnson Health
             Tech. Co., Ltd.        2,816,083
   124,000   Kagara Zinc,
             Ltd.(a)                  490,440
    49,000   Kansai Electric
             Power Co., Inc.        1,129,952
   113,000   Keppel Corp., Ltd.     1,050,484


                                                   Schedule of Investments    17

ICON Asia-Pacific Region Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
   293,000   Kingboard Chemical
             Holdings, Ltd.      $  1,053,463
    36,200   Kobayashi
             Pharmaceutical
             Co., Ltd.              1,383,644
    81,000   Komatsu, Ltd.          1,401,752
    20,200   Kookmin Bank           1,582,737
   650,600   KS Energy
             Services, Ltd.           980,288
    12,900   Kyocera Corp.          1,104,077
    89,512   Largan Precision
             Co., Ltd.              1,833,256
   158,700   LG Telecom,
             Ltd.(a)                1,853,296
 1,180,000   Li Ning Co., Ltd.      1,346,394
    67,000   Matsushita
             Electric
             Industrial Co.,
             Ltd.                   1,416,993
    77,000   Mazda Motor Corp.        467,241
 1,060,000   Mega Financial
             Holding Co., Ltd.        750,178
    19,200   Megastudy Co.,
             Ltd.                   2,168,576
   702,000   Mitac
             International
             Corp.                    740,027
    50,450   Mitsui & Co., Ltd.       643,085
       341   Mizuho Financial
             Group, Inc.            2,647,957
       176   Nippon Telegraph &
             Telephone Corp.          860,536
    32,000   Nissha Printing
             Co., Ltd.              1,450,852
    65,700   Nissin Food
             Products Co., Ltd.     2,092,746
 1,058,800   Osim
             International,
             Ltd.                   1,253,031
   612,000   Petrochina Co.,
             Ltd.                     658,812
 2,052,000   PICC Property and
             Casualty Co.,
             Ltd.(a)                  749,835
   485,000   PT Semen Gresik        1,423,910
 1,188,000   Raffles Education
             Corp., Ltd.            1,899,548
   725,000   Realtek
             Semiconductor
             Corp.                    892,442
    53,000   Ricoh Co., Ltd.        1,054,762
    36,100   Samsung
             Engineering Co.,
             Ltd.                   1,724,106
   199,000   Sembcorp Marine,
             Ltd.                     418,032

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    68,000   Sharp Corp.         $  1,167,102
    55,300   Shinko Electric
             Industries Co.,
             Ltd.                   1,542,943
   180,000   Showa Denko K.K.         777,216
   763,000   Siliconware
             Precision
             Industries Co.           908,578
   201,700   Silitech
             Technology Corp.       1,087,197
    14,500   Sony Corp.               585,672
   131,000   Sumitomo Metal
             Industries, Ltd.         502,873
       214   Sumitomo Mitsui
             Financial Group,
             Inc.                   2,247,471
   122,500   Sumitomo Rubber
             Industries, Ltd.       1,349,675
    43,000   Suzuken Co., Ltd.      1,612,517
    23,100   Suzuki Motor Corp.       587,033
    45,500   Takeda
             Pharmaceutical
             Co., Ltd.              2,843,394
    18,000   Takeuchi Mfg. Co.,
             Ltd.                     836,696
   220,600   Tenaga Nasional
             Berhad                   580,339
   203,000   The Bank Of
             Yokohama, Ltd.         1,601,795
    97,000   Toho
             Pharmaceutical
             Co., Ltd.              1,731,792
    82,500   Tokyo Electric
             Power Co.              2,375,717
    12,900   Tokyo Electron,
             Ltd.                     953,738
   533,000   Tokyo Gas Co.,
             Ltd.                   2,673,141
   100,000   Tokyu Land Corp.         949,321
   226,000   Toshiba Corp.          1,466,650
    34,000   Toyo Suisan
             Kaisha, Ltd.             490,215
    81,600   Toyota Motor Corp.     4,440,971
    42,340   TSM Tech Co., Ltd.       760,320
 1,345,180   Unimicron
             Technology Corp.       1,660,882
   157,000   United Overseas
             Bank, Ltd.             1,609,190
    88,103   Zinifex, Ltd.            769,659
                                 ------------
TOTAL COMMON STOCKS (COST
$130,539,446)                     143,428,269


 18   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
         x
SHORT-TERM INVESTMENTS (5.0%)
$6,515,885   Brown Brothers
             Harriman Time
             Deposit,
             4.63%, 10/02/06#v   $  6,515,885
   830,696   Brown Brothers
             Harriman Time
             Deposit - Australian
             Dollar,
             4.60%, 10/02/06#v        830,696
     2,316   Brown Brothers
             Harriman Time
             Deposit - Hong
             Kong Dollar,
             3.05%, 10/02/06#v          2,316

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
$      292   Brown Brothers
             Harriman Time
             Deposit - New
             Zealand Dollar,
             6.25%, 10/02/06#v   $        292
       247   Brown Brothers
             Harriman Time
             Deposit - Singapore
             Dollar,
             1.95%, 10/02/06#v            247
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $7,349,436)                   7,349,436
TOTAL INVESTMENTS 102.3% (COST
$137,888,882)                     150,777,705
LIABILITIES LESS OTHER ASSETS
(2.3%)                             (3,308,977)
                                 ------------
TOTAL NET ASSETS 100.0%          $147,468,728
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
 # BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2006.

 v All securities were fair valued (Note 1) as of September 30, 2006 unless noted with a v. Total value of securities fair valued was $143,428,269.


                                                   Schedule of Investments    19

Management Overview

ICON Europe Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                   99.5%
Top 10 Equity Holdings                                                     17.1%
Number of Stocks                                                             125
Short-Term Investments                                                      1.8%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
Nestle S.A.                                                                 2.3%
Roche Holding AG                                                            1.9%
BNP Paribas                                                                 1.8%
Man Group PLC                                                               1.7%
Baloise Holding AG                                                          1.7%
Sika AG                                                                     1.6%
ING Groep N.V.                                                              1.6%
UBS AG                                                                      1.6%
AstraZeneca PLC                                                             1.5%
Heineken N.V.                                                               1.4%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Europe Fund, Class S appreciated 27.09% for the fiscal year ended September 30, 2006, outperforming the 22.88% return for the benchmark MSCI Europe Index, and the 19.75% return of the Bloomberg European 500 Index. Since their inception on May 31, 2006 through September 30, 2006, the Class A shares of the Fund have returned 2.12% (and (3.74%) with maximum sales charge) vs. the 6.06% return of the MSCI Europe Index and the 5.94% gain of the Bloomberg European 500 Index over the same period. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Stock markets in Europe continued to lead other regions around the globe during the period, including the United States, but Europe remained in the economic doldrums compared to other major international regions due to high unemployment and slower economic growth. In this setting, the European Central Bank has tightened monetary policy in an effort to curb inflation and is widely expected to continue increasing interest rates through the end of 2006. Even though rates remain low by historical standards, further increases could detract from stock valuations under our system.

   The Fund began the period with a worldwide pullback in equities in October 2005, but since then, a strong global rally persisted. A cyclical theme, which has been in place for more than three years, was suddenly interrupted by a market shift that emerged midway through 2006. Although we had to wait patiently for market leadership to appear clearly, industries in the Financial, Leisure & Consumer Staples, and Telecommunication & Utilities sectors have led since May.

   The new market theme also pointed to investor favor for larger-cap stocks, which turned in strong performance in the final fiscal quarter. Although ICON does not utilize market capitalization as an investment criterion, the Fund had a mid- to large-cap tilt based on the its holdings but remained underweight to the predominantly large-cap benchmark. The Fund's relative overweighting of small- and mid-cap stocks, again a consequence of its stock ownership, combined with effective industry and stock selection within large-cap companies helped performance relative to the benchmark.

   The Fund does not take active currency bets, but was diversified among currencies from different countries in the European region. Currency generally did not contribute appreciably to returns.

 20   Management Overview

(SCOTT SNYDER PHOTO)
Scott Snyder, CFA
Portfolio Manager

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. Our objective is to keep the Fund diversified among the sectors and industries throughout the European market that are demonstrating the best value and relative strength. Guided by these parameters, we concentrated the Fund in industries with a more cyclical bent, primarily in the Industrials and Materials sectors, until near the end of the period. As market leadership swung toward more defensive industries, the Fund repositioned to capture the new theme.

   The Fund's active overweighting in the Industrials sector contributed the most to relative performance in the fiscal period, with holdings in the human resources & employment services and industrial machinery industries performing well while stocks in construction & engineering industry faring more disappointingly. Exposure to the diversified metals & mining and steel industries within the Materials sector also enhanced returns.

   The Fund held positions in the Energy sector, which experienced a significant pullback over the period, but our system's indication to underweight the poor-performing integrated oil & gas industry added to relative outperformance. While the Financials sector contributed positively to overall performance, the Fund's underweighting of the diversified banks industry detracted from relative performance.

   Several specific individual holdings that contributed to returns: Vendanta Resources PLC, a British mining company, French maker of oil & gas drilling equipment Vallourec S.A. and Salzigitter AG, Germany's second largest steel producer. The Fund continues to hold Vallourec.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE EUROPEAN EQUITY MARKET?

A. The ICON system suggests that Europe has greater value and relative performance than the U.S. and Asian markets. While still showing healthy value, the Materials and Energy sectors have become global laggards in the new emerging theme. To continue capturing the global theme change, we have increased portfolio exposure to larger companies in the Financial, Telecommunications & Utilities, and Consumer Discretionary sectors, which look attractive based on value/price and relative strength.


                                                       Management Overview    21

ICON Europe Fund


    PERFORMANCE HIGHLIGHTS
    September 30, 2006

- A relative overweighting of small- and mid-cap stocks combined with effective industry and stock selection within large-cap companies helped Fund performance relative to the benchmark.


- Holdings in the human resources & employment services, industrial machinery, diversified metals & mining and steel industries enhanced returns.


- An underweight position in the poor-performing integrated oil & gas industry added to relative performance.


 22   Management Overview

                                                             COUNTRY COMPOSITION
                                                              September 30, 2006

                            United Kingdom  22.0%
                               Switzerland  17.5%
                                   Germany  13.2%
                                    France  12.5%
                               Netherlands  10.0%
                                     Spain  4.0%
                                    Sweden  3.7%
                                   Belgium  3.4%
                                   Austria  3.2%
                                   Finland  2.8%
                                     Italy  1.9%
                                    Norway  1.6%
                                    Poland  1.4%
                                   Denmark  1.0%
                                  Portugal  0.5%
                                   Hungary  0.4%
                  United States of America  0.4%

Percentages are based upon net assets.

                                                              SECTOR COMPOSITION
                                                              September 30, 2006

                                 Financial  29.5%
              Leisure and Consumer Staples  16.8%
           Telecommunication and Utilities  13.3%
                                Healthcare  9.6%
                               Industrials  8.4%
                                 Materials  7.5%
                    Consumer Discretionary  6.8%
                                    Energy  4.7%
                    Information Technology  2.9%

Percentages are based upon net assets.


                                                       Management Overview    23

ICON Europe Fund

INDUSTRY COMPOSITION
September 30, 2006

                         Diversified Banks  14.8%
                           Pharmaceuticals  6.9%
     Integrated Telecommunication Services  4.2%
                      Multi-Line Insurance  3.9%
                        Electric Utilities  3.8%
               Diversified Capital Markets  3.8%
                    Packaged Foods & Meats  3.7%
                           Multi-Utilities  2.9%
                      Industrial Machinery  2.7%
                        Household Products  2.6%
            Oil & Gas Equipment & Services  2.2%
                                   Brewers  2.1%
                         Department Stores  2.1%
                       Specialty Chemicals  2.1%
                      Integrated Oil & Gas  2.1%
                      Broadcast & Cable TV  2.0%
                             Tire & Rubber  1.9%
      Other Diversified Financial Services  1.9%
                           Water Utilities  1.9%
                    Construction Materials  1.8%
                               Food Retail  1.7%
          Asset Management & Custody Banks  1.7%
                                   Tobacco  1.7%
                  Automobile Manufacturers  1.6%
                  Health Care Distributors  1.6%
               Diversified Metals & Mining  1.5%


 24   Management Overview

                                                              September 30, 2006
                  Communications Equipment  1.3%
                               Reinsurance  1.3%
                   Air Freight & Logistics  1.3%
                      Agriculture Products  1.3%
         Electrical Components & Equipment  1.2%
                                     Steel  1.2%
                         Diversified Reits  1.1%
                     Health Care Equipment  1.0%
     Diversified Commercial & Professional
                                  Services  1.0%
                          Systems Software  1.0%
                     Diversified Chemicals  0.9%
                    Auto Parts & Equipment  0.8%
                          Leisure Products  0.8%
      Human Resource & Employment Services  0.8%
             Property & Casualty Insurance  0.6%
                    Movies & Entertainment  0.5%
                         Building Products  0.5%
                   Semiconductor Equipment  0.5%
                               Restaurants  0.5%
                Thrifts & Mortgage Finance  0.5%
                Heavy Electrical Equipment  0.4%
                                  Trucking  0.4%
        Oil & Gas Storage & Transportation  0.4%
                   Life & Health Insurance  0.3%
        Electronic Equipment Manufacturers  0.3%
                   Home Improvement Retail  0.3%
                       Aerospace & Defense  0.1%

Percentages are based upon net assets.


                                                       Management Overview    25

ICON Europe Fund

AVERAGE ANNUAL TOTAL RETURN
September 30, 2006

                                         INCEPTION                                SINCE
                                            DATE        1 YEAR      5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
ICON Europe Fund - Class S                2/20/97       27.09%       19.70%       10.69%
-------------------------------------------------------------------------------------------
MSCI Europe Index                                       22.88%       15.07%       9.88%
-------------------------------------------------------------------------------------------
Bloomberg European 500 Index                            19.75%       8.69%        9.10%
-------------------------------------------------------------------------------------------
ICON Europe Fund - Class A*               5/31/06        N/A          N/A         2.12%
-------------------------------------------------------------------------------------------
ICON Europe Fund - Class A
(including maximum sales charge of
5.75%)*                                   5/31/06        N/A          N/A        (3.74%)
-------------------------------------------------------------------------------------------
MSCI Europe Index*                                       N/A          N/A         6.06%
-------------------------------------------------------------------------------------------
Bloomberg European 500 Index*                            N/A          N/A         5.94%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Fund's name and investment strategy changed effective January 29, 2004. The Fund's past performance may have been different if the current strategy had been in effect.

* Not annualized.

VALUE OF A $10,000 INVESTMENT
through September 30, 2006
(LINE GRAPH)

                                                ICON EUROPE FUND - CLASS                                 BLOOMBERG EUROPEAN 500
                                                            S                   MSCI EUROPE INDEX                 INDEX
                                                ------------------------        -----------------        ----------------------
2/20/97                                                    9800                       10308                       10154
                                                          10700                       11239                       11402
                                                          11899                       12178                       12471
9/30/97                                                   12381                       12197                       12596
                                                          15104                       14684                       15466
                                                          15603                       15450                       16093
                                                          12625                       13233                       12886
9/30/98                                                   15068                       15722                       15212
                                                          14245                       15401                       15808
                                                          13197                       15364                       16760
                                                          13435                       15555                       16514
9/30/99                                                   14365                       18272                       20766
                                                          13848                       18298                       21916
                                                          14459                       17732                       21215
                                                          13462                       16447                       20888
9/30/00                                                   14180                       16784                       19775
                                                          12653                       14181                       17706
                                                          11551                       13937                       18795
                                                          10794                       12255                       15220
9/30/01                                                   11141                       13488                       17198
                                                          11980                       13479                       17566
                                                          12459                       12905                       14899
                                                           9850                        9963                       11517
9/30/02                                                   10396                       11049                       12062
                                                           9623                       10038                       10728
                                                          11899                       12286                       12509
                                                          13097                       12772                       12835
9/30/03                                                   15173                       15374                       14220
                                                          15812                       15519                       14770
                                                          16092                       15898                       15228
                                                          16011                       16095                       15131
9/30/04                                                   18487                       18662                       16040
                                                          18500                       18759                       16828
                                                          18287                       18665                       17829
                                                          20869                       20117                       19278
9/30/05                                                   20913                       20518                       20030
                                                          25282                       22740                       22476
                                                          25522                       23395                       21862
9/30/06                                                   26522                       24721                       23087

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Funds' Class S shares on the Class' inception date of 2/20/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 26   Management Overview

                                                         Schedule of Investments

                                                                ICON Europe Fund
                                                              September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (99.5%)
    34,800    Abb, Ltd.          $    458,627
    18,700    ABN ARMO Holding
              N.V.                    545,189
    51,300    Acergy S.A.(a)          879,984
    18,300    Aegon N.V.              343,077
    30,800    Alpha Bank A.E.         821,898
    23,300    ASML Holding
              N.V.(a)                 542,546
    24,800    AstraZeneca PLC       1,548,761
    23,300    Aviva PLC               341,336
    17,800    Baloise Holding
              AG                    1,746,451
    53,400    Banc Monte Dei
              Paschi di Seina
              S.p.A                   323,748
    46,900    Banco Bilbao
              Vizcaya
              Argentaria S.A.       1,084,433
    17,800    Banco Popolare di
              Verona e Novara
              Scrl                    491,845
    80,400    Banco Santander
              Central Hispano,
              S.A.                  1,269,563
     7,900    Bank Zachodni WBK
              S.A.                    485,667
   113,800    Barclays PLC          1,434,898
    18,400    Bayer AG                934,764
    29,800    BG Group PLC            362,064
    17,500    BNP Paribas           1,880,414
     4,720    Boehler -
              Uddeholm AG             265,660
    37,500    Boliden AB              711,724
    40,500    BP PLC                  442,701
    22,400    British American
              Tobacco PLC             605,758
   234,700    BT Group, PLC         1,178,857
    21,500    Buzzi Unicem
              S.p.A                   508,508
    18,600    Celesio AG              969,012
    26,500    Credit Agricole
              S.A.                  1,161,762
    23,700    Credit Suisse
              Group                 1,370,859
     6,300    Delhaize Group          529,179
     7,490    Dem Allianz AG        1,293,212
     7,800    Deutsche Bank AG        940,592
    25,050    Deutsche Post AG        656,466
     2,500    DSV A/S                 436,820
     9,300    E.ON AG               1,105,456
     2,920    Egis                    407,977

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
   116,000    Energias de
              Portugal, S.A.     $    502,380
     4,300    EVS Broadcast
              Equipment S.A.          239,637
    14,700    Fondiaria - Sai
              S.p.A.                  644,395
    15,200    Swedbank AB             451,823
     7,700    Fortis                  312,319
     2,250    Fresenius AG            400,895
    20,700    Fugro N.V.              874,306
       450    Geberit AG              548,638
    43,300    GlaxoSmithKline
              PLC                   1,151,406
    31,900    Greene King PLC         539,198
     4,000    Groupe Danone           560,908
     8,900    Hannover
              Rueckversicherungs
              AG(a)                   373,968
    52,300    HBOS PLC              1,034,038
    32,800    Heineken N.V.         1,500,335
     2,410    Helvetia Holding
              AG                      755,477
    10,000    Henkel KGAA           1,394,428
    32,100    Homeserve PLC           998,268
     9,750    Iberdrola S.A.          435,327
    13,600    InBev N.V.              748,990
    38,800    ING Groep N.V.        1,704,909
    54,980    Jumbo S.A.              833,889
     4,550    KBC Groep N.V.          478,899
    28,900    Koninlijke KPN
              N.V.                    368,186
    11,000    Kudelski SA             325,262
     6,700    Lafarge S.A.            864,185
   210,100    Man Group PLC         1,761,807
   111,070    Marks & Spencer
              Group PLC             1,336,070
    45,500    Michael Page
              International PLC       327,432
    16,300    Michelin              1,194,189
    68,600    National Grid PLC       856,553
     6,940    Nestle S.A.           2,418,907
    24,920    Next PLC                884,185
     8,200    NKT Holding A/S         619,747
     9,400    Nobia AB                313,733
    18,700    Nokia Oyj               368,322
    46,400    Nokian Renkaat
              Oyj                     833,719
    68,500    Nordea Bank AB          897,486
    22,800    Northern Rock PLC       498,340
    24,400    Novartis AG           1,423,973


                                                   Schedule of Investments    27

ICON Europe Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    21,500    Nutreco Holding
              N.V.               $  1,324,997
    27,100    Oesterrichische
              Elekrizitaitswirts
              AG - Class A          1,310,921
     7,800    OPG Groep N.V.          747,821
    41,270    Option N.V.(a)          831,315
   103,389    Pennon Group PLC        987,035
    11,100    Phonak Holding AG       703,379
    33,075    Piraeus Bank S.A.       856,471
       365    Porsche AG              377,353
    40,100    ProsiebenSat.1
              Media AG              1,112,684
     8,100    Raiffeisen
              International
              Bank - Holding AG       863,195
    24,700    Ramirent Oyj          1,065,210
    31,800    Reckitt Benckiser
              PLC                   1,317,198
     6,100    Red Electrica de
              Espana                  236,929
     3,950    Renault S.A.            452,383
     2,040    Rieter Holding AG       878,628
    11,350    Roche Holding AG      1,961,455
       725    Rolls Royce Group
              PLC                       6,144
    12,050    RWE AG                1,111,401
     7,680    Salzgitter AG           720,925
    19,000    SBM Offshore N.V.       516,758
     4,800    Schneider
              Electric S.A.           534,506
    17,500    Scottish &
              Southern Energy
              PLC                     430,996
     1,360    Sika AG(a)            1,714,035
    16,300    Skandinaviska
              Enskilda Banken
              AB                      438,454
     6,565    Societe Generale      1,042,863
     8,600    Software AG             525,755
    16,400    Stada
              Arzneimittel AG         838,605
    24,440    Suez S.A.             1,073,710
     1,190    Sulzer AG               949,669
    70,400    Swedish Match AB      1,145,662

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    13,500    Swiss Re           $  1,032,215
    67,100    Telefonica S.A.       1,161,425
    35,900    Telekom Austria
              AG                      905,270
    60,100    Telenor ASA             781,808
    42,200    Temenos Group
              AG(a)                   540,042
   186,400    Tesco PLC             1,255,852
     7,700    ThyssenKrupp AG         258,805
    10,200    Titan Cement Co.        483,441
    18,800    TNT N.V.                713,241
    21,300    Total S.A.            1,396,900
     9,300    Tsakos Energy
              Navigation, Ltd.v       414,780
    29,000    TVN S.A.(a)             977,135
    27,820    UBS AG                1,663,452
     3,420    Umicore S.A.            505,451
     5,720    Unibail               1,201,787
    36,200    Unilever N.V.           889,861
     6,870    USG People N.V.         480,199
    22,495    Vacon Oyj               715,678
     5,455    Vallourec S.A.        1,271,503
    16,100    Vivendi Universal       579,758
    10,500    Volkswagen AG           896,701
    21,210    Xstrata PLC             875,528
                                 ------------
TOTAL COMMON STOCKS (COST
$94,683,805)                      104,933,626
SHORT-TERM INVESTMENTS (1.8%)
$  537,929    Brown Brothers
              Harriman Time
              Deposit - British
              Pound,
              3.62%, 10/02/06#v       537,929
       195    Brown Brothers
              Harriman Time
              Deposit - Danish
              Krone,
              2.05%, 10/02/06#v           195
 1,378,386    Brown Brothers
              Harriman Time
              Deposit - Euro,
              1.87%, 10/02/06#v     1,378,386
       143    Brown Brothers
              Harriman Time
              Deposit -
              Norwegian Kroner,
              1.15%, 10/02/06#v           143


 28   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
$      162    Brown Brothers
              Harriman Time
              Deposit - Swedish
              Krona,
              1.25%, 10/02/06#v  $        162
        31    Brown Brothers
              Harriman Time
              Deposit - Swiss
              Frank,
              1.15%, 10/02/06#v            31
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $1,916,846)                   1,916,846
TOTAL INVESTMENTS 101.3% (COST
$96,600,651)                      106,850,472
LIABILITIES LESS OTHER ASSETS
(1.3)%                             (1,411,262)
                                 ------------
TOTAL NET ASSETS 100.0%          $105,439,210
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.

# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2006.

v All securities were fair valued (Note 1) as of September 30, 2006 unless noted with a v. Total value of securities fair valued was $104,518,846.


                                                   Schedule of Investments    29

Management Overview

ICON International Equity Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                   95.9%
Top 10 Equity Holdings                                                     14.9%
Number of Stocks                                                             135
Short-Term Investments                                                      3.3%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
Nestle S.A.                                                                 2.0%
Roche Holding AG                                                            1.7%
BNP Paribas                                                                 1.6%
America Movil S.A. de C.V.                                                  1.5%
ING Groep N.V.                                                              1.4%
AstraZeneca PLC                                                             1.4%
Hopson Development Holdings, Ltd.                                           1.4%
Foxconn International Holdings, Ltd.                                        1.3%
Inmet Mining Corp.                                                          1.3%
High Tech Computer Corp.                                                    1.3%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

A. For the fiscal year ended September 30, 2006, the ICON International Equity Fund appreciated 21.20% for Class I shares, 20.09% for Class C shares, and 21.54% for Class Z shares, outpacing the 19.34% return of the MSCI All Country World Index (ACWI) ex-U.S., the Fund's benchmark, over the same period. Since their inception on May 31, 2006 through September 30, 2006, the Class A shares of the Fund have returned (0.73%) (and (6.46%) with maximum sales charge) compared to the 3.84% return of the MSCI ACWI ex.-U.S. during the same period. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund benefited from strength in most international regions and outpaced the United States market, with Asia, Europe, and Western Hemisphere regions participating. The Asia-Pacific region led international markets as the fiscal year began, then Europe overtook global leadership for rest of the period. To capture this leadership, the Fund rotated away from Asia-Pacific issues and toward European holdings throughout the year.

   After a global market contraction in the summer, new industry leadership suddenly emerged, touching off a new market theme. In Europe, our system indicated that the Financials, Leisure & Consumer Staples, and Telecommunications & Utilities sectors were pulling ahead, and in Asia, leadership was showing in the Information Technology and Consumer Discretionary sectors. On the stock level, leadership appeared prominently in large-cap issues late in the second half. In the final quarter of the period, we began to reposition the Fund to capture the aspects of this new theme.

   While ICON does not utilize market capitalization as an investment consideration, the Fund had a small- to mid-cap emphasis based on its diversified holdings. This tilt was actively overweight to the predominantly large-cap benchmark, and the Fund's relative overweighting of mid-cap stocks, again a consequence of its composition, notably helped relative performance.

   As an international portfolio, the Fund is diversified among many currencies. Currency moves slightly helped absolute performance, primarily due to European exposure throughout the year.


 30   Management Overview

(SCOTT SNYDER PHOTO)
Scott Snyder, CFA
Portfolio Manager

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. Our system pointed us toward cyclical industries, primarily from the Industrials, Materials, and Financial sectors in the first half, and this positioning aided returns. ICON's valuation methodology identified an abrupt market turnaround in which Industrials and Materials industries began to lag in July. We waited patiently for the international markets to clearly indicate the new leading sectors, and after a period of uncertainty, the Financials, Leisure and Consumer Staples, and Telecommunications & Utilities sectors advanced.

   For a good part of the period, the Industrials sector continued its strong outperformance, and the Fund's active overweighting added the most to performance against the benchmark. Specifically, Asian and European companies in the industrial machinery and human resource & employment services industries provided strong returns. Holdings in the Materials sector were also a bright spot for the Fund, with the diversified metals & mining industry adding robust gains.

   Within the Energy sector, the Fund's underweight exposure to the integrated oil & gas industry was beneficial, as it is a large constituent of the benchmark and underperformed throughout the year.

   Several individual Fund holdings contributed notably to returns. Vedanta Resources PLC, a British mining company, gained as higher metal prices led to an upgraded earnings outlook. The profits of Vallourec S.A., a French maker of steel tubing for oil & gas drilling, rose amidst higher worldwide gas production. Finally, High Tech Computer, a Taiwanese maker of mobile phone handsets, benefited from a steady increase in orders.

   Conversely, Livedoor, a Japanese internet company, collapsed as it came under investigation for a serious accounting scandal. We liquidated the Fund's position in Livedoor but not before its price dropped sharply.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE INTERNATIONAL EQUITY MARKET?

A. The major regions around the world are now closer to parity in our overall valuations than in the past couple of years. The ICON system measures healthy value worldwide, with international prices trading at about 25% below our estimate of their intrinsic worth, as of September 30, 2006. We expect leadership to continue in the Financials and Telecommunications & Utilities sectors, primarily from Europe, and in the Information Technology and Consumer Discretionary, where Asian firms are attractive. We continue to be guided by our quantitative metrics to buy those industries showing discounts and relative strength.

                                                       Management Overview    31

ICON International Equity Fund


    PERFORMANCE HIGHLIGHTS
    September 30, 2006

- Strong performance came from an overweight position in the Industrials sector, with companies in the industrial machinery and human resource & employment services industries adding gains.

- Holdings in the Materials sector added to returns, particularly those in the diversified metals & mining industry.

- Vedanta Resources PLC, Vallourec S.A., and High Tech Computer were the Fund's top individual holdings during the period.


 32   Management Overview

                                                             COUNTRY COMPOSITION
                                                              September 30, 2006

                                     Japan  16.3%
                            United Kingdom  11.9%
                               Switzerland  9.1%
                                    France  8.0%
                               Netherlands  7.0%
                                   Germany  6.3%
                                    Taiwan  6.1%
                                 Hong Kong  5.9%
                               South Korea  4.2%
                                    Canada  3.1%
                                     Spain  2.8%
                                   Austria  2.7%
                                    Greece  1.8%
                                 Singapore  1.6%
                                    Mexico  1.5%
                                    Norway  1.4%
                                    Sweden  1.2%
                                     Italy  1.1%
                                   Belgium  1.0%
                                   Finland  0.9%
                                 Indonesia  0.5%
                                  Malaysia  0.5%
                                   Denmark  0.4%
                  United States of America  0.4%
                                     China  0.2%

Percentages are based upon net assets.


                                                       Management Overview    33

ICON International Equity Fund

SECTOR COMPOSITION
September 30, 2006

                                 Financial  24.9%
           Telecommunication and Utilities  14.1%
              Leisure and Consumer Staples  13.7%
                    Information Technology  9.5%
                               Industrials  9.3%
                                Healthcare  8.2%
                                 Materials  5.7%
                    Consumer Discretionary  5.7%
                                    Energy  4.8%

Percentages are based upon net assets.


 34   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2006

                         Diversified Banks  11.8%
                           Pharmaceuticals  4.7%
                        Electric Utilities  3.6%
     Integrated Telecommunication Services  3.2%
               Diversified Capital Markets  2.8%
                    Packaged Foods & Meats  2.8%
                           Multi-Utilities  2.8%
                  Automobile Manufacturers  2.5%
       Wireless Telecommunication Services  2.4%
            Oil & Gas Equipment & Services  2.4%
      Real Estate Management & Development  2.3%
                  Health Care Distributors  2.3%
                      Multi-Line Insurance  2.2%
                  Communications Equipment  2.1%
               Diversified Metals & Mining  2.0%
                          Leisure Products  1.9%
        Electronic Equipment Manufacturers  1.9%
                         Computer Hardware  1.9%
                    Construction Materials  1.8%
         Electrical Components & Equipment  1.8%
                            Semiconductors  1.8%
                      Integrated Oil & Gas  1.7%
     Construction & Farm Machinery & Heavy
                                    Trucks  1.7%
                        Household Products  1.5%
                   Air Freight & Logistics  1.5%
      Other Diversified Financial Services  1.4%
                                     Steel  1.3%
          Asset Management & Custody Banks  1.2%
                         Personal Products  1.2%
                                   Brewers  1.1%


                                                       Management Overview    35

ICON International Equity Fund

INDUSTRY COMPOSITION (CONTINUED)

September 30, 2006
                             Gas Utilities  1.1%
                        Office Electronics  1.1%
                                 Railroads  1.1%
                        Education Services  1.1%
                      Broadcast & Cable TV  1.0%
                         Department Stores  1.0%
                      Agriculture Products  1.0%
                      Industrial Machinery  1.0%
                               Food Retail  0.9%
                                   Tobacco  0.9%
                           Water Utilities  0.9%
                         Diversified Reits  0.9%
                     Photographic Products  0.9%
         Electronic Manufacturing Services  0.8%
                Construction & Engineering  0.8%
                               Reinsurance  0.8%
                            Regional Banks  0.8%
                                    Marine  0.7%
             Property & Casualty Insurance  0.6%
                     Health Care Equipment  0.6%
                             Tire & Rubber  0.6%
                      Health Care Supplies  0.6%
                      Consumer Electronics  0.5%
      Human Resource & Employment Services  0.5%
                               Restaurants  0.4%
        Oil & Gas Storage & Transportation  0.4%
                                  Trucking  0.4%
                       Specialty Chemicals  0.3%
        Oil & Gas Exploration & Production  0.3%
                                      Gold  0.3%

Percentages are based upon net assets.


 36   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                              September 30, 2006

                                         INCEPTION                                SINCE
                                            DATE        1 YEAR      5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
ICON International Equity Fund - Class
  I                                        2/6/04       21.20%        N/A         18.14%
-------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S.                                       19.34%        N/A         18.81%
-------------------------------------------------------------------------------------------
ICON International Equity Fund - Class
  C                                       2/19/04       20.09%        N/A         15.39%
-------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S.                                       19.34%        N/A         17.75%
-------------------------------------------------------------------------------------------
ICON International Equity Fund - Class
  Z                                       2/18/97       21.54%       19.51%       10.03%
-------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S.                                       19.34%       16.38%       7.81%
-------------------------------------------------------------------------------------------
ICON International Equity Fund - Class
  A*                                      5/31/06        N/A          N/A        (0.73%)
-------------------------------------------------------------------------------------------
ICON International Equity Fund - Class
A
(including maximum sales charge of
5.75%)*                                   5/31/06        N/A          N/A        (6.46%)
-------------------------------------------------------------------------------------------
MSCI ACWI ex-U.S.*                                       N/A          N/A         3.84%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3. The Fund's name and investment strategy changed effective January 29, 2004. The Fund's past performance would have been different if the current strategy had been in effect. Class Z shares are available only to grandfathered and institutional investors.
Class C Total returns exclude applicable sales charges. If sales charges were included, returns would be lower.
* Not annualized.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2006
(LINE GRAPH)

                                                               ICON INTERNATIONAL EQUITY FUND
                                                                          CLASS Z                       MSCI ACWI EX-U.S.
                                                               ------------------------------           -----------------
2/18/97                                                                   10230.00                           10028.00
                                                                          10570.00                           11330.00
                                                                          11060.00                           11225.00
9/30/97                                                                   11281.00                           10258.00
                                                                          12900.00                           11659.00
                                                                          13562.00                           11486.00
                                                                          11841.00                            9750.00
9/30/98                                                                   13001.00                           11741.00
                                                                          12171.00                           12019.00
                                                                          12728.00                           12580.00
                                                                          13354.00                           13008.00
9/30/99                                                                   15698.00                           15370.00
                                                                          15585.00                           15490.00
                                                                          15159.00                           14858.00
                                                                          14747.00                           13647.00
9/30/00                                                                   14340.00                           13052.00
                                                                          12239.00                           11337.00
                                                                          12224.00                           11322.00
                                                                          10280.00                            9650.00
9/30/01                                                                   11145.00                           10508.00
                                                                          11145.00                           10680.00
                                                                          10901.00                           10397.00
                                                                           8538.00                            8390.00
9/30/02                                                                    9077.00                            8966.00
                                                                           8382.00                            8312.00
                                                                          10684.00                            9961.00
                                                                          12175.00                           10826.00
9/30/03                                                                   14897.00                           12678.00
                                                                          15742.00                           13291.00
                                                                          15232.00                           13199.00
                                                                          15436.00                           13332.00
9/30/04                                                                   17589.00                           15387.00
                                                                          17621.00                           15438.00
                                                                          17447.00                           15436.00
                                                                          20619.00                           17262.00
9/30/05                                                                   23113.00                           18020.00
                                                                          25025.00                           19777.00
                                                                          24509.00                           19818.00
9/30/06                                                                   25041.00                           20599.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class Z shares on the Class' inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    37

Schedule of Investments

ICON International Equity Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (95.9%)
    14,180   ABN ARMO Holding
             N.V.                $    413,411
    50,300   Acergy S.A.(a)           862,830
   579,000   Advanced
             Semiconductor
             Engineering,
             Inc.(a)                  539,077
     7,400   Aeon Mall Co.,
             Ltd.                     391,756
    39,840   Alpha Bank A.E.        1,063,130
   898,000   America Movil S.A.
             de C.V.v               1,773,282
    26,500   AstraZeneca PLC        1,654,927
   254,000   Au Optronics Corp.       359,603
    15,300   Baloise Holding AG     1,501,163
    53,000   Banco Bilbao
             Vizcaya Argentaria
             S.A.                   1,225,479
    19,800   Banco Popolare di
             Verona e Novara
             Scrl                     547,109
    69,800   Banco Santander
             Central Hispano,
             S.A.                   1,102,183
    45,800   Barclays PLC             577,489
    10,100   Barrick Gold
             Corp.v                   310,276
    27,000   BG Group PLC             328,044
    18,042   BNP Paribas            1,938,653
     5,560   Boehler - Uddeholm
             AG                       312,939
    35,500   BP PLC                   388,046
    26,240   British American
             Tobacco PLC              709,603
   168,000   BT Group, PLC            843,835
   299,000   Bumiputra-
             Commerce Holdings
             Bhd.                     539,016
    14,800   Canadian National
             Railway Co.v             619,150
    25,300   Canon, Inc.            1,322,331
    18,000   Celesio AG               937,754
   446,000   China Overseas
             Land & Investment,
             Ltd.                     343,460
   460,000   China Petroleum &
             Chemical Corp.           285,139
   382,000   CNOOC, Ltd.              318,046
    28,450   Credit Agricole
             S.A.                   1,247,250
    19,300   Credit Suisse
             Group                  1,116,353
    52,000   DAH Sing Financial
             Group                    468,155

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
   135,000   Delta Electronics,
             Inc.                $    387,684
     5,500   Deutsche Bank AG         663,239
    30,700   Deutsche Post AG         804,531
     7,700   Diamond City Co.,
             Ltd.                     365,400
     2,800   DSV A/S                  489,239
    10,100   E.ON AG                1,200,549
       100   East Japan Railway
             Co.                      699,548
     8,800   Elpida Memory,
             Inc.(a)                  400,010
     5,170   EVS Broadcast
             Equipment S.A.           288,121
   424,000   Ezra Holdings
             Pte., Ltd.               794,370
    17,600   First Quantum
             Minerals, Ltd.v          822,751
     5,800   Flint Energy
             Services, Ltd.v(a)       308,970
    17,400   Fondiaria - Sai
             S.p.A.                   762,754
    17,300   Swedbank AB              514,246
   519,000   Foxconn
             International
             Holdings, Ltd.(a)      1,596,395
    26,300   Fugro N.V.             1,110,833
    61,000   Fujikura, Ltd.           668,666
    25,200   GlaxoSmithKline
             PLC                      670,102
    30,400   Greene King PLC          513,844
    29,400   HBOS PLC                 581,276
    29,300   Heineken N.V.          1,340,237
   644,000   Hengan
             International
             Group Co., Ltd.        1,382,204
     3,200   Henkel KGAA              446,217
    59,040   High Tech Computer
             Corp.                  1,562,374
    76,000   Hon Hai Precision
             Industry Co., Ltd.       463,047
    11,900   Honda Motor Co.,
             Ltd.                     399,977
   817,000   Hopson Development
             Holdings, Ltd.         1,647,904
     9,500   Hyundai Mipo
             Dockyard Co., Ltd.     1,184,433
    21,200   Industrial Bank of
             Korea                    362,911
    38,700   ING Groep N.V.         1,700,515


 38   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    41,700   Inmet Mining
             Corp.v              $  1,576,950
       102   Japan Tobacco,
             Inc.                     397,087
    18,000   JFE Holdings, Inc.       706,126
   194,340   Johnson Health
             Tech. Co., Ltd.        1,133,902
    35,400   Jumbo S.A.               536,917
   163,000   Kingboard Chemical
             Holdings, Ltd.           586,056
    17,900   Kobayashi
             Pharmaceutical
             Co., Ltd.                684,178
    24,000   Komatsu, Ltd.            415,334
    10,200   Kyocera Corp.            872,991
     7,550   Lafarge S.A.             973,820
    51,923   Largan Precision
             Co., Ltd.              1,063,401
    96,500   LG Telecom,
             Ltd.(a)                1,126,925
   552,000   Li Ning Co., Ltd.        629,839
   173,400   Man Group PLC          1,454,058
    28,000   Matsushita
             Electric
             Industrial Co.,
             Ltd.                     592,176
    11,500   Megastudy Co.,
             Ltd.                   1,298,887
        75   Mizuho Financial
             Group, Inc.              582,395
    80,400   National Grid PLC      1,003,890
     6,840   Nestle S.A.            2,384,052
    33,350   Next PLC               1,183,290
        42   Nippon Telegraph &
             Telephone Corp.          205,355
    29,200   Nissin Food
             Products Co., Ltd.       930,109
    69,600   Nordea Bank AB           911,899
    18,500   Nutreco Holding
             N.V.                   1,140,114
    27,150   Oesterrichische
             Elekrizitaitswirts
             AG - Class A           1,313,340
     6,600   OPG Groep N.V.           632,771
    29,520   Option N.V.(a)           594,631
   115,881   Pennon Group PLC       1,106,294
    11,700   Phonak Holding AG        741,399
    42,900   ProsiebenSat.1
             Media AG               1,190,377
   198,000   PT Semen Gresik          581,308
     6,900   Raiffeisen
             International
             Bank - Holding AG        735,315

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
   614,000   Realtek
             Semiconductor
             Corp.               $    755,806
    32,800   Reckitt Benckiser
             PLC                    1,358,619
     4,000   Renault S.A.             458,109
    11,909   Roche Holding AG       2,058,061
    12,250   RWE AG                 1,129,848
    23,800   Sampo Oyj                495,475
    20,000   Samsung
             Engineering Co.,
             Ltd.                     955,184
    19,600   SBM Offshore N.V.        533,077
     4,000   Schneider Electric
             S.A.                     445,421
    24,600   Scottish &
             Southern Energy
             PLC                      605,857
   182,000   Sembcorp Marine,
             Ltd.                     382,321
    14,000   Shinko Electric
             Industries Co.,
             Ltd.                     390,618
    85,692   Silitech
             Technology Corp.         461,894
    26,700   Suez S.A.              1,172,997
        45   Sumitomo Mitsui
             Financial Group,
             Inc.                     472,599
    67,800   Sumitomo Rubber
             Industries, Ltd.         747,004
    12,100   Swiss Re                 925,170
    19,800   Takeda
             Pharmaceutical
             Co., Ltd.              1,237,345
    60,800   Telefonica S.A.        1,052,379
    35,200   Telekom Austria AG       887,618
    58,700   Telenor ASA              763,596
   165,600   Tesco PLC              1,115,713
   115,000   The Bank Of
             Yokohama, Ltd.           907,421
    17,200   ThyssenKrupp AG          578,110
    11,950   Titan Cement Co.         566,384
    24,240   TNT N.V.                 919,626
    62,400   Toho
             Pharmaceutical
             Co., Ltd.              1,114,059
    41,200   Tokyo Electric
             Power Co.              1,186,419
   269,000   Tokyo Gas Co.,
             Ltd.                   1,349,108
   110,000   Toshiba Corp.            713,856
    15,750   Total S.A.             1,032,919


                                                   Schedule of Investments    39

ICON International Equity Fund
September 30, 2006


SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    28,400   Toyota Motor Corp.  $  1,545,632
    11,000   Tsakos Energy
             Navigation, Ltd.v        490,600
    25,780   UBS AG                 1,541,474
     2,400   Umicore S.A.             354,703
     5,250   Unibail                1,103,038
   419,730   Unimicron
             Technology Corp.         518,237
    72,000   United Overseas
             Bank, Ltd.               737,973
     7,810   USG People N.V.          545,903
    17,430   Vacon Oyj                554,535
     4,900   Vallourec S.A.         1,142,138
     6,200   Volkswagen AG            529,480
     2,400   Zurich Financial
             Services AG              589,418
                                 ------------
TOTAL COMMON STOCKS
(COST $103,704,884)               113,882,766
SHORT-TERM INVESTMENTS (3.3%)
$1,961,333   Brown Brothers
             Harriman Time
             Deposit, 4.63%,
             10/02/06#v             1,961,333
       703   Brown Brothers
             Harriman Time
             Deposit - Australian
             Dollar, 4.60%,
             10/02/06#v                   703
   624,443   Brown Brothers
             Harriman Time
             Deposit - British
             Pound, 3.615%,
             10/02/06#v               624,443
       241   Brown Brothers
             Harriman Time
             Deposit - Canadian
             Dollar, 3.00%,
             10/02/06#v                   241
       124   Brown Brothers
             Harriman Time
             Deposit - Danish
             Krone, 2.05%,
             10/02/06#v                   124

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
$1,296,047   Brown Brothers
             Harriman Time
             Deposit - Euro,
             1.87%, 10/02/06#v      1,296,047
       793   Brown Brothers
             Harriman Time
             Deposit - Hong
             Kong Dollar,
             3.05%, 10/02/06#v            793
         2   Brown Brothers
             Harriman Time
             Deposit - Japanese
             Yen .01%,
             10/02/06#v                     2
        60   Brown Brothers
             Harriman Time
             Deposit - Norwegian
             Kroner, 1.15%,
             10/02/06# v                   60
       104   Brown Brothers
             Harriman Time
             Deposit - Singapore
             Dollar, 1.95%,
             10/02/06# v                  104
        70   Brown Brothers
             Harriman Time
             Deposit - Swedish
             Krona, 1.25%,
             10/02/06# v                   70
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $3,883,920)                   3,883,920
TOTAL INVESTMENTS 99.2%
(COST $107,588,804)               117,766,686
OTHER ASSETS AND LIABILITIES
0.8%                                  969,618
                                 ------------
TOTAL NET ASSETS 100.0%          $118,736,304
                                 ============

The accompanying notes are an integral part of this Schedule of Investments.

(a)  Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2006.

v All securities were fair valued (Note 1) as of September 30, 2006 unless noted with a v. Total value of securities fair valued was $107,980,787.


 40   Schedule of Investments

                                          Six Month Hypothetical Expense Example

                                                  September 30, 2006 (unaudited)

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/06 - 9/30/06).

ACTUAL EXPENSES
The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


                                                           Expense Example    41

September 30, 2006 (unaudited)

                               BEGINNING          ENDING         EXPENSES PAID      ANNUALIZED
                             ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD     EXPENSE RATIO
                                4/1/06            9/30/06       4/1/06-9/30/06*   4/1/06-9/30/06
--------------------------------------------------------------------------------------------------
ICON ASIA-PACIFIC REGION
 FUND
--------------------------------------------------------------------------------------------------
 CLASS S
--------------------------------------------------------------------------------------------------
   Actual Expenses             $1,000.00         $  977.80          $ 6.99             1.41%
--------------------------------------------------------------------------------------------------
   Hypothetical Example         1,000.00          1,017.93            7.13
   (5% return before
   expenses)
--------------------------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------------------------
   Actual Expenses              1,000.00            973.40            5.97             1.81%
--------------------------------------------------------------------------------------------------
   Hypothetical Example         1,000.00          1,018.95            6.11
   (5% return before
   expenses)
--------------------------------------------------------------------------------------------------
ICON EUROPE FUND
--------------------------------------------------------------------------------------------------
 CLASS S
--------------------------------------------------------------------------------------------------
   Actual Expenses              1,000.00          1,049.10            7.60             1.48%
--------------------------------------------------------------------------------------------------
   Hypothetical Example         1,000.00          1,017.58            7.49
   (5% return before
   expenses)
--------------------------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------------------------
   Actual Expenses              1,000.00          1,021.70            6.22             1.84%
--------------------------------------------------------------------------------------------------
   Hypothetical Example         1,000.00          1,018.85            6.21
   (5% return before
   expenses)
--------------------------------------------------------------------------------------------------
ICON INTERNATIONAL EQUITY
 FUND
--------------------------------------------------------------------------------------------------
 CLASS I
--------------------------------------------------------------------------------------------------
   Actual Expenses              1,000.00          1,000.00            8.47             1.69%
--------------------------------------------------------------------------------------------------
   Hypothetical Example         1,000.00          1,016.53            8.54
   (5% return before
   expenses)
--------------------------------------------------------------------------------------------------
 CLASS C
--------------------------------------------------------------------------------------------------
   Actual Expenses              1,000.00            995.80           12.76             2.55%
--------------------------------------------------------------------------------------------------
   Hypothetical Example         1,000.00          1,012.22           12.86
   (5% return before
   expenses)
--------------------------------------------------------------------------------------------------
 CLASS Z
--------------------------------------------------------------------------------------------------
   Actual Expenses              1,000.00          1,000.70            7.02             1.40%
--------------------------------------------------------------------------------------------------
   Hypothetical Example         1,000.00          1,017.98            7.08
   (5% return before
   expenses)
--------------------------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------------------------
   Actual Expenses              1,000.00            993.00            5.96             1.79%
--------------------------------------------------------------------------------------------------
   Hypothetical Example         1,000.00          1,019.00            6.04
   (5% return before
   expenses)
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Information shown for Class A shares reflects values using expense ratios and rates of return for the period May 31, 2006 (date of commencement of operations) through September 30, 2006. As such, the expense ratio is annualized, multiplied by the average account value of the period of operation, multiplied by 122/365 to reflect the actual period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.


 42   Expense Example

                                            Statements of Assets and Liabilities

                                                              September 30, 2006

                                                                    ICON                              ICON
                                                                ASIA-PACIFIC         ICON         INTERNATIONAL
                                                                 REGION FUND      EUROPE FUND      EQUITY FUND
                                                                -------------    -------------    -------------
ASSETS
  Investments, at cost                                          $137,888,882     $ 96,600,651     $107,588,804
                                                                ------------     ------------     ------------
  Investments, at value                                          150,777,705      106,850,472      117,766,686
  Cash                                                               850,951                -          118,415
  Receivables:
      Fund shares sold                                               622,681          660,476        1,143,630
      Investments sold                                             1,667,019          117,751          667,439
      Interest                                                         4,153            1,186            2,569
      Dividends                                                      365,547           60,175          152,108
      Expense reimbursements by Advisor                                  584              569            5,485
      Foreign tax reclaims                                                 -           89,603           49,236
  Other assets                                                        51,090           27,778           32,259
                                                                ------------     ------------     ------------
  Total Assets                                                   154,339,730      107,808,010      119,937,827
                                                                ------------     ------------     ------------
LIABILITIES
  Payables:
      Due to custodian bank                                                -          282,847                -
      Interest                                                         5,241            3,511            1,894
      Investments bought                                           6,486,592        1,941,568          892,569
      Fund shares redeemed                                           189,226            9,691          131,318
      Advisory fees                                                  119,915           84,531           95,374
      Accrued distribution fees                                            5                4           24,660
      Fund accounting fees                                             5,237            4,409            4,772
      Transfer agent fees                                              6,573            2,647            4,821
      Administration fees                                              5,700            3,938            4,463
      Trustee fees                                                     3,373            2,371            2,680
  Accrued expenses                                                    49,140           33,283           38,972
                                                                ------------     ------------     ------------
  Total Liabilities                                                6,871,002        2,368,800        1,201,523
                                                                ------------     ------------     ------------
NET ASSETS - ALL SHARE CLASSES                                  $147,468,728     $105,439,210     $118,736,304
                                                                ============     ============     ============
NET ASSETS - CLASS S#                                           $147,444,424     $105,409,613     $          -
                                                                ============     ============     ============
NET ASSETS - CLASS I                                            $          -     $          -     $ 76,453,918
                                                                ============     ============     ============
NET ASSETS - CLASS C                                            $          -     $          -     $ 13,898,881
                                                                ============     ============     ============
NET ASSETS - CLASS Z                                            $          -     $          -     $ 28,295,025
                                                                ============     ============     ============
NET ASSETS - CLASS A                                            $     24,304     $     29,597     $     88,480
                                                                ============     ============     ============
NET ASSETS CONSIST OF
  Paid-in capital                                               $141,798,543     $ 93,028,494     $102,767,488
  Accumulated undistributed net investment income/(loss)            (270,114)         366,659           10,385
  Accumulated undistributed net realized gain/(loss) from
    investments                                                   (6,339,289)       2,176,795        6,303,394
  Accumulated net realized gain/(loss) from foreign currency
    translations                                                    (602,454)        (383,968)        (522,545)
  Unrealized appreciation/(depreciation):
    on investments and other assets and liabilities
      denominated in foreign currency                             12,882,042       10,251,230       10,177,582
                                                                ------------     ------------     ------------
NET ASSETS                                                      $147,468,728     $105,439,210     $118,736,304
                                                                ============     ============     ============
  Shares outstanding (unlimited shares authorized, no par
    value)
      Class S#                                                    11,179,011        5,602,424                -
      Class I                                                              -                -        5,118,017
      Class C                                                              -                -          967,626
      Class Z                                                              -                -        1,877,698
      Class A                                                          1,844            1,575            5,875
  Net asset value (offering and redemption price per share)
      Class S#                                                  $      13.19     $      18.82     $          -
      Class I                                                   $          -     $          -     $      14.94
      Class C                                                   $          -     $          -     $      14.36
      Class Z                                                   $          -     $          -     $      15.07
      Class A                                                   $      13.18     $      18.79     $      15.06
      Class A maximum offering price (100%/(100%-maximum
      sales charge) of net asset value adjusted to the
      nearest cent per share                                    $      13.98     $      19.94     $      15.98

# Class S was formerly the only class in the Fund. Multi-class operations commenced May 31, 2006.

The accompanying notes are an integral part of the financial statements.

                                                      Financial Statements    43

Statements of Operations

For the year ended September 30, 2006

                                                                    ICON                            ICON
                                                                ASIA-PACIFIC        ICON        INTERNATIONAL
                                                                REGION FUND     EUROPE FUND      EQUITY FUND
                                                                ------------    ------------    -------------
INVESTMENT INCOME
  Interest                                                       $   90,564     $   102,101      $   107,101
  Dividends                                                       2,131,592       1,703,791        1,811,237
  Foreign taxes withheld                                           (184,828)       (197,201)        (181,026)
                                                                 ----------     -----------      -----------
  Total Investment Income                                         2,037,328       1,608,691        1,737,312
                                                                 ----------     -----------      -----------
EXPENSES
  Advisory fees                                                   1,303,863         608,320          780,711
  Distribution fees:
    Class I                                                               -               -          117,750
    Class C                                                               -               -           75,172
    Class A                                                               8               6               11
  Fund accounting fees                                               61,050          42,612           50,145
  Transfer agent fees                                                81,028          31,078           53,669
  Custody fees                                                      154,417         110,946          124,151
  Administration fees                                                60,395          28,082           36,119
  Registration fees                                                  40,855          20,416           26,787
  Insurance expense                                                   1,102           1,281            1,558
  Trustee fees and expenses                                          12,088           7,754            9,177
  Interest expense                                                   62,677          14,095            9,430
  Other expenses                                                    107,142          57,591           61,717
                                                                 ----------     -----------      -----------
  Total expenses before expense (reimbursement)/recoupment
    and transfer agent earnings credit                            1,884,625         922,181        1,346,397
                                                                 ----------     -----------      -----------
  Transfer agent earnings credit                                     (2,322)         (1,547)          (1,788)
  Expense (reimbursement)/recoupment by Adviser due to
    expense limitation agreement                                       (722)           (709)         (12,627)
                                                                 ----------     -----------      -----------
  Net Expenses                                                    1,881,581         919,925        1,331,982
                                                                 ----------     -----------      -----------
NET INVESTMENT INCOME (LOSS)                                        155,747         688,766          405,330
                                                                 ----------     -----------      -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain/(loss) from investment transactions           1,094,030       2,724,355        6,781,431
  Net realized gain/(loss) from foreign currency
    translations                                                   (569,787)       (286,266)        (454,070)
  Change in unrealized net appreciation/(depreciation) on
    investments & foreign currency translations                   6,454,824       6,903,602        4,534,281
                                                                 ----------     -----------      -----------
  Net realized and unrealized gain/(loss) on investments          6,979,067       9,341,691       10,861,642
                                                                 ----------     -----------      -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $7,134,814     $10,030,457      $11,266,972
                                                                 ==========     ===========      ===========

The accompanying notes are an integral part of the financial statements.


 44   Financial Statements

                       THIS PAGE INTENTIONALLY LEFT BLANK

Statements of Changes in Net Assets

                                                                     ICON ASIA-PACIFIC REGION FUND
                                                                ----------------------------------------
                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
                                                                ------------------    ------------------
OPERATIONS
  Net investment income/(loss)                                    $     155,747          $     45,287
  Net realized gain/(loss) from investment transactions               1,094,030             1,927,462
  Net realized gain/(loss) from foreign currency
    translations                                                       (569,787)              (32,667)
  Change in net unrealized appreciation/(depreciation) on
    investments and foreign currency translations                     6,454,824             4,738,359
                                                                  -------------          ------------
  Net increase/(decrease) in net assets resulting from
    operations                                                        7,134,814             6,678,441
                                                                  -------------          ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class S#                                                            (85,846)              (26,459)
    Class I                                                                   -                     -
    Class C                                                                   -                     -
    Class Z                                                                   -                     -
    Class A                                                                   -                     -
  Net realized gains
    Class S#                                                                  -                     -
    Class I                                                                   -                     -
    Class C                                                                   -                     -
    Class Z                                                                   -                     -
    Class A                                                                   -                     -
                                                                  -------------          ------------
  Net decrease from dividends and distributions                         (85,846)              (26,459)
                                                                  -------------          ------------
FUND SHARE TRANSACTIONS
  Shares sold
    Class S#                                                        221,387,084            39,085,269
    Class I                                                                   -                     -
    Class C                                                                   -                     -
    Class Z                                                                   -                     -
    Class A                                                              24,469                     -
  Reinvested dividends and distributions
    Class S#                                                             80,516                26,163
    Class I                                                                   -                     -
    Class C                                                                   -                     -
    Class Z                                                                   -                     -
    Class A                                                                   -                     -
  Shares repurchased
    Class S#                                                       (129,793,185)          (14,089,724)
    Class I                                                                   -                     -
    Class C                                                                   -                     -
    Class Z                                                                   -                     -
    Class A                                                                 (26)                    -
                                                                  -------------          ------------
  Net increase/(decrease) from fund share transactions               91,698,858            25,021,708
                                                                  -------------          ------------
  Total net increase/(decrease) in net assets                        98,747,826            31,673,690
NET ASSETS
  Beginning of period                                                48,720,902            17,047,212
                                                                  -------------          ------------
  End of period                                                   $ 147,468,728          $ 48,720,902
                                                                  =============          ============


 46   Financial Statements

              ICON EUROPE FUND                        ICON INTERNATIONAL EQUITY FUND
---------------------------------------------    ----------------------------------------
      YEAR ENDED               YEAR ENDED            YEAR ENDED            YEAR ENDED
  SEPTEMBER 30, 2006       SEPTEMBER 30, 2005    SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
-----------------------    ------------------    ------------------    ------------------
        $    688,766          $    85,751           $    405,330          $    80,075
           2,724,355            2,088,483              6,781,431            2,007,770
            (286,266)             (97,702)              (454,070)             (68,475)
           6,903,602            1,925,390              4,534,281            4,346,469
        ------------          -----------           ------------          -----------
          10,030,457            4,001,922             11,266,972            6,365,839
        ------------          -----------           ------------          -----------
                   -                    -                      -                    -
                   -                    -                (24,881)                   -
                   -                    -                      -                    -
                   -                    -                (50,351)                   -
                   -                    -                      -                    -
          (1,340,887)                   -                      -                    -
                   -                    -             (1,143,374)            (422,167)
                   -                    -               (134,889)             (37,935)
                   -                    -               (934,778)          (1,003,360)
                   -                    -                      -                    -
        ------------          -----------           ------------          -----------
          (1,340,887)                   -             (2,288,273)          (1,463,462)
        ------------          -----------           ------------          -----------
         117,006,017           19,527,704                      -                    -
                   -                    -             68,838,279           10,807,776
                   -                    -             12,648,559            1,464,926
                   -                    -             13,277,909            5,520,800
              29,478                    -                 88,208                    -
           1,336,067                    -                      -                    -
                   -                    -              1,133,191              407,049
                   -                    -                130,198               36,352
                   -                    -                983,433              994,866
                   -                    -                      -                    -
         (44,864,637)          (8,112,955)                     -                    -
                   -                    -            (13,588,831)          (1,176,471)
                   -                    -               (915,055)            (248,111)
                   -                    -             (5,302,946)          (2,942,011)
                 (36)                   -                    (29)                   -
        ------------          -----------           ------------          -----------
          73,506,889           11,414,749             77,292,916           14,865,176
        ------------          -----------           ------------          -----------
          82,196,459           15,416,671             86,271,615           19,767,553
          23,242,751            7,826,080             32,464,689           12,697,136
        ------------          -----------           ------------          -----------
        $105,439,210          $23,242,751           $118,736,304          $32,464,689
        ============          ===========           ============          ===========


                                                      Financial Statements    47

                                                                     ICON ASIA-PACIFIC REGION FUND
                                                                ----------------------------------------
                                                                    YEAR ENDED            YEAR ENDED
                                                                SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
                                                                ------------------    ------------------
TRANSACTIONS IN FUND SHARES
  Shares sold
    Class S#                                                         17,006,822            3,865,936
    Class I                                                                   -                    -
    Class C                                                                   -                    -
    Class Z                                                                   -                    -
    Class A                                                               1,846                    -
  Reinvested dividends and distributions
    Class S#                                                              6,233                2,994
    Class I                                                                   -                    -
    Class C                                                                   -                    -
    Class Z                                                                   -                    -
    Class A                                                                   -                    -
  Shares repurchased
    Class S#                                                        (10,164,560)          (1,624,763)
    Class I                                                                   -                    -
    Class C                                                                   -                    -
    Class Z                                                                   -                    -
    Class A                                                                  (2)                   -
                                                                   ------------          -----------
  Net increase/(decrease)                                             6,850,339            2,244,167
                                                                   ------------          -----------
  Shares outstanding beginning of period                              4,330,516            2,086,349
                                                                   ------------          -----------
  Shares outstanding end of period                                   11,180,855            4,330,516
                                                                   ============          ===========
PURCHASE AND SALES OF INVESTMENT SECURITIES
(excluding short-term securities)
  Purchase of securities                                           $291,355,445          $53,438,824
  Proceeds from sales of securities                                 202,024,877           30,360,825
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)             $   (270,114)         $    15,964
                                                                   ============          ===========

# Class S was formerly the only class in the Fund. Multi-class operations commenced May 31, 2006.

The accompanying notes are an integral part of the financial statements.


 48   Financial Statements

              ICON EUROPE FUND                        ICON INTERNATIONAL EQUITY FUND
---------------------------------------------    ----------------------------------------
      YEAR ENDED               YEAR ENDED            YEAR ENDED            YEAR ENDED
  SEPTEMBER 30, 2006       SEPTEMBER 30, 2005    SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
-----------------------    ------------------    ------------------    ------------------
           6,577,613            1,406,104                      -                    -
                   -                    -              4,778,664              953,897
                   -                    -                892,329              131,856
                   -                    -                987,753              481,231
               1,577                    -                  5,877                    -
              91,261                    -                      -                    -
                   -                    -                 84,133               37,655
                   -                    -                  9,984                3,420
                   -                    -                 72,522               91,777
                   -                    -                      -                    -
          (2,549,057)            (574,107)                     -                    -
                   -                    -               (935,489)            (104,200)
                   -                    -                (64,198)             (23,141)
                   -                    -               (372,280)            (260,880)
                  (2)                   -                     (2)                   -
        ------------          -----------           ------------          -----------
           4,121,392              831,997              5,459,293            1,311,615
        ------------          -----------           ------------          -----------
           1,482,607              650,610              2,509,923            1,198,308
        ------------          -----------           ------------          -----------
           5,603,999            1,482,607              7,969,216            2,509,923
        ============          ===========           ============          ===========
        $133,003,344          $33,678,756           $168,974,479          $41,768,432
          60,122,066           24,639,660             98,308,045           28,810,442
        $    366,659          $   (35,841)          $     10,385          $    (4,090)
        ============          ===========           ============          ===========


                                                      Financial Statements    49

Financial Highlights

                                                      INCOME FROM INVESTMENT OPERATIONS
                                                  -----------------------------------------
                                      NET ASSET      NET        NET REALIZED
                                       VALUE,     INVESTMENT   AND UNREALIZED    TOTAL FROM
                                      BEGINNING    INCOME/     GAINS/ (LOSSES)   INVESTMENT
                                      OF PERIOD   (LOSS)(X)    ON INVESTMENTS    OPERATIONS
                                      ---------   ----------   ---------------   ----------
ICON ASIA-PACIFIC REGION FUND
  CLASS S#
    Year Ended September 30, 2006      $11.25        $0.02          $1.93          $1.95
    Year Ended September 30, 2005        8.17         0.03           3.08           3.11
    Year Ended September 30, 2004        7.62         0.02           0.55           0.57
    Year Ended September 30, 2003        5.68         0.04           1.90           1.94
    Year Ended September 30, 2002        6.81        (0.19)         (0.91)         (1.10)
  CLASS A
    May 31, 2006 (inception) to
      September 30, 2006                13.54         0.04          (0.40)         (0.36)
ICON EUROPE FUND
  CLASS S#
    Year Ended September 30, 2006       15.68         0.20           3.80           4.00
    Year Ended September 30, 2005       12.03         0.07           3.58           3.65
    Year Ended September 30, 2004        9.84        (0.04)          2.23           2.19
    Year Ended September 30, 2003        7.40        (0.02)          2.46           2.44
    Year Ended September 30, 2002        8.13        (0.04)         (0.67)         (0.71)
  CLASS A
    May 31, 2006 (inception) to
      September 30, 2006                18.40        (0.02)          0.41           0.39
ICON INTERNATIONAL EQUITY FUND
  CLASS I
    Year Ended September 30, 2006       12.91         0.09           2.57           2.66
    Year Ended September 30, 2005       10.59         0.04           3.25           3.29
    February 6, 2004 (inception) to
      September 30, 2004                10.96         0.04          (0.41)         (0.37)
  CLASS C
    Year Ended September 30, 2006       12.53        (0.03)          2.48           2.45
    Year Ended September 30, 2005       10.55        (0.14)          3.09           2.95
    February 19, 2004 (inception) to
      September 30, 2004                11.29        (0.02)         (0.72)         (0.74)
  CLASS Z
    Year Ended September 30, 2006       13.00         0.09           2.63           2.72
    Year Ended September 30, 2005       10.60         0.06           3.31           3.37
    Year Ended September 30, 2004        8.41         0.01           2.24           2.25
    Year Ended September 30, 2003        5.96         0.06           2.45           2.51
    Year Ended September 30, 2002        7.24         0.04          (1.25)         (1.21)
  CLASS A
    May 31, 2006 (inception) to
      September 30, 2006                15.17         0.03          (0.14)         (0.11)

                                                 LESS DIVIDENDS AND DISTRIBUTIONS
                                      -------------------------------------------------------
                                      DIVIDENDS    DISTRIBUTIONS                    TOTAL
                                       FROM NET      FROM NET                     DIVIDENDS
                                      INVESTMENT     REALIZED        RETURN          AND
                                        INCOME         GAINS       OF CAPITAL   DISTRIBUTIONS
                                      ----------   -------------   ----------   -------------
ICON ASIA-PACIFIC REGION FUND
  CLASS S#
    Year Ended September 30, 2006       $(0.01)       $    -         $    -        $(0.01)
    Year Ended September 30, 2005        (0.03)            -              -         (0.03)
    Year Ended September 30, 2004        (0.02)            -              -         (0.02)
    Year Ended September 30, 2003            -             -              -             -
    Year Ended September 30, 2002            -             -          (0.03)        (0.03)
  CLASS A
    May 31, 2006 (inception) to
      September 30, 2006                     -             -              -             -
ICON EUROPE FUND
  CLASS S#
    Year Ended September 30, 2006            -         (0.86)             -         (0.86)
    Year Ended September 30, 2005            -             -              -             -
    Year Ended September 30, 2004            -             -              -             -
    Year Ended September 30, 2003            -             -              -             -
    Year Ended September 30, 2002        (0.02)            -              -         (0.02)
  CLASS A
    May 31, 2006 (inception) to
      September 30, 2006                     -             -              -             -
ICON INTERNATIONAL EQUITY FUND
  CLASS I
    Year Ended September 30, 2006        (0.01)        (0.62)             -         (0.63)
    Year Ended September 30, 2005            -         (0.97)             -         (0.97)
    February 6, 2004 (inception) to
      September 30, 2004                     -             -              -             -
  CLASS C
    Year Ended September 30, 2006            -         (0.62)             -         (0.62)
    Year Ended September 30, 2005            -         (0.97)             -         (0.97)
    February 19, 2004 (inception) to
      September 30, 2004                     -             -              -             -
  CLASS Z
    Year Ended September 30, 2006        (0.03)        (0.62)             -         (0.65)
    Year Ended September 30, 2005            -         (0.97)             -         (0.97)
    Year Ended September 30, 2004        (0.06)            -              -         (0.06)
    Year Ended September 30, 2003            -         (0.06)             -         (0.06)
    Year Ended September 30, 2002        (0.04)            -          (0.03)        (0.07)
  CLASS A
    May 31, 2006 (inception) to
      September 30, 2006                     -             -              -             -

(x) Calculated using the average share method.
* The total return calculation is for the period indicated and excludes any sales charges.
# Class S was formerly the only class in the Fund. Multi-class operations commenced May 31, 2006.
(a) Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level and is not annualized.
(c) The Fund's operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 2.
The ratios in these financial highlights reflect the limitation, including the interest expense.

The accompanying notes are an integral part of the financial statements.

 50   Financial Highlights

                                                                               RATIO OF NET INVESTMENT
                                                      RATIO OF EXPENSES TO    INCOME/(LOSS) TO AVERAGE
                                                      AVERAGE NET ASSETS(a)         NET ASSETS(a)
                                                    ------------------------- -------------------------
                                                       BEFORE       AFTER        BEFORE       AFTER
                                                      EXPENSE      EXPENSE      EXPENSE      EXPENSE
                                                    LIMITATION/  LIMITATION/  LIMITATION/  LIMITATION/
      NET                                            RECOUPMENT   RECOUPMENT   RECOUPMENT   RECOUPMENT
     ASSET                            AVERAGE NET   AND TRANSFER AND TRANSFER AND TRANSFER AND TRANSFER
    VALUE,             NET ASSETS,   ASSETS FOR THE    AGENT        AGENT        AGENT        AGENT     PORTFOLIO
    END OF    TOTAL   END OF PERIOD    PERIOD (IN     EARNINGS     EARNINGS     EARNINGS     EARNINGS   TURNOVER
    PERIOD   RETURN*  (IN THOUSANDS)   THOUSANDS)      CREDIT       CREDIT       CREDIT       CREDIT     RATE(b)
    -------  -------  -------------- -------------- ------------ ------------ ------------ ------------ ---------

    $13.19    17.36%     $147,444       $130,654        1.44%        1.44%         0.12%       0.12%     159.51%
     11.25    38.12%       48,721         15,225        1.93%         N/A          0.30%        N/A      185.84%
      8.17     7.51%       17,047         14,976        1.91%         N/A          0.20%        N/A       58.62%
      7.62    34.15%        6,084          6,683        1.98%         N/A          0.68%        N/A       81.44%
      5.68   (16.29)%       6,927         12,142        1.66%         N/A         (0.23)%       N/A       14.43%

     13.18    (2.66)%          24              9       25.78%        1.81%(c)    (23.09)%      0.88%     159.51%

     18.82    27.09%      105,409         61,054        1.51%        1.51%         1.13%       1.13%     100.62%
     15.68    30.34%       23,243         16,665        1.85%         N/A          0.51%        N/A      153.55%
     12.03    22.26%        7,826          7,230        2.24%         N/A         (0.38)%       N/A       78.57%
      9.84    32.97%        9,262          6,774        1.87%         N/A         (0.29)%       N/A      101.37%
      7.40    (8.76)%       4,619          5,706        2.14%         N/A         (0.42)%       N/A       12.26%

     18.79     2.12%           30              7       33.40%        1.84%(c)    (31.86)%     (0.30)%    100.62%

     14.94    21.20%       76,454         47,266        1.71%        1.71%(c)      0.59%       0.59%     129.31%
     12.91    32.90%       15,376          7,921        2.02%        1.97%         0.27%       0.32%     139.23%

     10.59    (3.38)%       3,211          1,960        2.32%         N/A          0.44%        N/A      117.74%

     14.36    20.09%       13,899          7,550        2.76%        2.54%(c)     (0.39)%     (0.18)%    129.31%
     12.53    29.56%        1,622            643        4.52%        3.51%        (2.23)%     (1.22)%    139.23%

     10.55    (6.55)%         183            162        3.06%         N/A         (0.16)%       N/A      117.74%

     15.07    21.54%       28,295         23,485        1.41%        1.40%(c)      0.60%       0.61%     129.31%
     13.00    33.57%       15,466         12,184        1.68%        1.68%         0.51%       0.51%     139.23%
     10.60    26.79%        9,303         10,063        1.98%         N/A          0.03%        N/A      117.74%
      8.41    42.60%       10,587          8,571        2.00%         N/A          0.88%        N/A       98.91%
      5.96   (16.94)%       8,222         13,347        1.72%         N/A          0.48%        N/A       91.99%

     15.06    (0.73)%          88             13       19.13%        1.79%(c)    (16.62)%      0.72%     129.31%


                                                      Financial Highlights    51

Notes to Financial Statements

September 30, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Asia-Pacific Region Fund ("Asia-Pacific Region Fund"), ICON Europe Fund ("Europe Fund") and ICON International Equity Fund ("International Equity Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The Asia-Pacific Region Fund and the Europe Fund offer two classes of shares, Class S and Class A. The International Equity Fund offers four classes of shares, Class I, Class C, Class Z and Class A. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are 14 other active funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Asia-Pacific Region Fund and Europe Fund primarily invest in companies whose principal business activities fall within specific regions. The investment objective of each Fund is long-term capital appreciation.

The Funds may have elements of risk, including the loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and tend to be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there is less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity, and small market share.

In addition, in the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential

 52   Notes to Financial Statements
exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be minimal.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

INVESTMENT VALUATION

The Funds' securities and other assets are valued at the closing price at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that (a) securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day; and (b) foreign securities in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board of Trustees ("Board") to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Funds use pricing services to report the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. The valuation assigned to fair-valued securities for purposes of calculating a Fund's net asset value ("NAV") may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by

                                             Notes to Financial Statements    53
the pricing service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes and securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value. The valuation assigned to fair-valued securities for purposes of calculating a Fund's net asset value ("NAV") may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.

REPURCHASE AGREEMENTS

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements

 54   Notes to Financial Statements
were purchased or sold by the Funds during the year ended September 30, 2006.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations. The Funds did not enter into any foreign currency contracts during the year ended September 30, 2006.

FUTURES CONTRACTS

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain

                                             Notes to Financial Statements    55
percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. The Funds held no financial futures contracts during the year ended September 30, 2006.

OPTIONS TRANSACTIONS

Each Fund may write call and put options on any security in which it may invest. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options on any security in which it may invest. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Funds did not enter into any option transactions during the year ended September 30, 2006.


 56   Notes to Financial Statements

INCOME TAXES

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. The ICON Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain

                                             Notes to Financial Statements    57
dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INVESTMENT TRANSACTIONS

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

ALLOCATION OF INCOME AND EXPENSES

Each class of a Fund's shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds based upon relative net assets. In calculating the net asset value of the shares in the various classes of the Funds, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES

ICON Advisers, Inc. ("ICON") serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. ICON receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund's average daily net assets.

ICON has contractually agreed to limit its investment advisory fee and/or reimburse certain of the Funds' operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds' operating expenses do not exceed the following amounts:

                                   CLASS S    CLASS I    CLASS C    CLASS Z    CLASS A
--------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund         --         N/A        N/A        N/A      1.80%
ICON Europe Fund                      --         N/A        N/A        N/A      1.80%
ICON International Equity Fund       N/A       1.80%      2.55%      1.55%      1.80%

The expense limitations will continue in effect until at least January 29, 2016. To the extent ICON reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the

 58   Notes to Financial Statements
total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2006 the following amounts were still available for recoupment by ICON based upon their potential expiration dates:

                                                         2007      2008       2009
------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund                            $ --     $    --    $   722
ICON Europe Fund                                           --          --        709
ICON International Equity Fund                             --      10,556     12,627

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES

BISYS Fund Services Ohio, Inc. ("BISYS") is the Fund Accounting Agent for the Funds. For its services, the Trust pays BISYS 0.03% on the first $1.75 billion of net assets, 0.0175% on net assets over $1.75 billion and up to $5 billion, and 0.01% on net assets in excess of $5 billion.

Brown Brothers Harriman ("BBH") is the custodian of the Trust's investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. ("BFDS") is the Trust's transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

Transfer agent earnings credits are credits received for interest which is a result from overnight balances used by the transfer agent, BFDS, for clearing shareholder transactions. During the year ended September 30, 2006, the Funds received transfer agent earnings credits which are included on the Statement of Operations.

ADMINISTRATIVE SERVICES

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust's business and affairs. As of January 31, 2006, this agreement provides for an annual fee of 0.05% on the Funds' first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. Prior to that date, this agreement provided for an annual fee to ICON of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion. The administrative services agreement provides that ICON will not be liable

                                             Notes to Financial Statements    59
for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

ICON has entered into a sub-administration agreement with BISYS pursuant to which BISYS assists ICON with the administration and business affairs of the Trust. For its services, ICON pays BISYS at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Funds are authorized to compensate the Funds' distributor, ICON Distributors, Inc. ("IDI") (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class I and Class A shareholders of the International Equity Fund and Class A shareholders of the Asia-Pacific Region Fund and Europe Fund pay an annual 12b-1 and service fee of 0.25% of average daily net assets. The Class C shareholders of the International Equity Fund pay an annual 12b-1 and service fee of 1.00% of average daily net assets.

RELATED PARTIES

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, "CCO") receive no compensation from the Funds. The CCO's salary is paid 90% by the Funds and 10% by the Adviser. For the year ended September 30, 2006, the total related amounts paid by the Trust under this agreement are included in Other Expenses on the Statement of Operations.

Some of the 12b-1 amounts received by IDI, discussed in the Distribution Fees, have been used to offset various Shareholder servicing costs incurred by the Adviser. For the year ended September 30, 2006, the amount was $4,379.


 60   Notes to Financial Statements

3. LINE OF CREDIT

The Funds have entered into Lines of Credit agreements with BBH. The maximum borrowing is limited to the lesser of $50 million or 25% of the net asset value in the Fund subject to a maximum borrowing limit by the Trust of $150 million. Interest is charged at LIBOR plus 2.00% which was 7.32% at September 30, 2006. The average interest rate charged for the year ended September 30, 2006 was 6.75%. All Funds had outstanding borrowings as of September 30, 2006.

                                                              AVERAGE BORROWING
                                                              (10/1/05--9/30/06)
--------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund                                     $1,937,249
ICON Europe Fund                                                   2,276,909
ICON International Equity Fund                                       623,795

4. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryforwards.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryforwards as of September 30, 2006 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions.

                                                      AMOUNT       EXPIRATION DATE
------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund                       $1,351,390    September 30, 2007
                                                     3,254,268    September 30, 2009
                                                     1,330,946    September 30, 2010
                                                       952,529    September 30, 2011

During the year ended September 30, 2006 the ICON Asia-Pacific Region Fund utilized capital loss carryforwards of $898,474. For the year ended September 30, 2006, the ICON Asia-Pacific Region Fund will elect to defer post October currency losses of $569,787.


                                             Notes to Financial Statements    61

The tax characteristics of dividends paid to shareholders during the fiscal year ended September 30, 2006, were as follows:

                                      DISTRIBUTIONS
                                        PAID FROM
                                  ---------------------                       TOTAL
                                  ORDINARY   NET LONG-    TOTAL TAXABLE   DISTRIBUTIONS
FUND                               INCOME    TERM GAINS   DISTRIBUTIONS       PAID
---------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund     $85,846    $       -     $   85,846      $   85,846
ICON Europe Fund                        -    1,340,887      1,340,887       1,340,887
ICON International Equity Fund    952,037    1,336,236      2,288,273       2,288,273

The tax characteristics of dividends paid to shareholders during the fiscal year ended September 30, 2005, were as follows:

                                      DISTRIBUTIONS
                                        PAID FROM
                                  ---------------------                       TOTAL
                                  ORDINARY   NET LONG-    TOTAL TAXABLE   DISTRIBUTIONS
FUND                               INCOME    TERM GAINS   DISTRIBUTIONS       PAID
---------------------------------------------------------------------------------------
ICON Asia-Pacific Region Fund     $26,459    $       -     $   26,459      $   26,459
ICON International Equity Fund     66,857    1,396,605      1,463,462       1,463,462

As of September 30, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

                                                                                                         TOTAL
                       UNDISTRIBUTED   UNDISTRIBUTED                 ACCUMULATED      UNREALIZED      ACCUMULATED
                         ORDINARY        NET LONG-     ACCUMULATED   CAPITAL AND     APPRECIATION      EARNINGS
FUND                      INCOME        TERM GAINS      EARNINGS     OTHER LOSSES   (DEPRECIATION)*   (DEFICITS)
-----------------------------------------------------------------------------------------------------------------
ICON Asia-Pacific
 Region Fund            $  327,318      $        -     $  327,318    $(7,458,920)     $12,801,787     $ 5,670,185
ICON Europe Fund         1,255,908         999,124      2,255,032              -       10,155,684      12,410,716
ICON International
 Equity Fund             3,376,711       2,430,502      5,807,213              -       10,161,603      15,968,816

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and recognition of tax unrealized appreciation (depreciation) of passive foreign investment companies.

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal tax purposes as of September 30, 2006, are noted below. Unrealized appreciation


 62   Notes to Financial Statements

(depreciation) in the table below exclude appreciation (depreciation) on foreign currency transactions.

                                        UNREALIZED      UNREALIZED     NET APPRECIATION
FUND                        COST       APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
---------------------------------------------------------------------------------------
ICON Asia-Pacific
  Region Fund           $137,969,136   $16,000,210     $(3,191,641)      $12,808,569
ICON Europe Fund          96,696,197    11,127,081        (972,805)       10,154,276
ICON International
  Equity Fund            107,604,783    11,938,649      (1,776,746)       10,161,903


                                             Notes to Financial Statements    63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON International Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Asia-Pacific Region Fund, ICON Europe Fund, and ICON International Equity Fund (three of the portfolios constituting ICON Funds, hereafter referred to as the "Funds") at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
November 20, 2006


 64   Report of Accounting Firm

                                 Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 17 ICON Funds (the "Funds"). The Board is responsible for general oversight of the Funds' business and for assuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

INTERESTED TRUSTEE

CRAIG T. CALLAHAN, 55, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. ("ICON Advisers"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. ("IDI"), the Funds' Distributor, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of ICON Management & Research Corporation ("IM&R"), the parent company of ICON Advisers and IDI.

INDEPENDENT TRUSTEES

GLEN F. BERGERT, 56. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present); General Partner of Chamois Partners, a venture capital company (2004 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); Delta Dental of California, an insurance company (2006 to present); and Delta Reinsurance Corporation (2000 to present).

JOHN C. POMEROY, JR., 57. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to
2001).


                                                     Trustees and Officers    65

(unaudited)

GREGORY KELLAM SCOTT, 58. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott was Senior Vice President - Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott is also a member of the National Board of Directors of the Constituency for Africa (1997 to present) and serves as Executive Director of Indiana Civil Rights Commission (2005-present). Mr. Scott has been appointed to the US State Department's Commission on the African Judiciary (2006-present).

R. MICHAEL SENTEL, 58. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission's Division of Enforcement and became a branch chief. Later he served as the section chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

JONATHAN F. ZESCHIN, 53. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and was Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to present). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin was previously a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to 2004); and was previously a Director of the Wasatch Funds (2002 to 2004).

THE OFFICERS OF THE FUNDS ARE:

CRAIG T. CALLAHAN, 55. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers' President (1998 to present) and served as the Chief Investment Officer (1991 to 2004). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan is also the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of IM&R.

 66   Trustees and Officers

ERIK L. JONSON, 57. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).

DONALD SALCITO, 53. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers, Inc.; Director of ICON Management & Research (2005 to present); Executive Vice President, Secretary, General Counsel and Chief Compliance Officer, for ICON Distributors, Inc. (2005 to present); Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to present). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000-2005).

CARRIE M. SCHOFFMAN, 33. Ms. Schoffman serves as Assistant Vice President and Chief Compliance Officer of the Funds (May 2004 to present). She also serves as Chief Compliance Officer of ICON Advisers, Inc. (May 2004 to present). Previously she was a staff accountant with the U.S. Securities and Exchange Commission (2003 to 2004). She also was a Manager (2001 to 2003) and Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

STEPHEN ABRAMS, 43. Mr. Abrams serves as Anti-Money Laundering Officer of the Funds (2005 to present). Mr. Abrams is also Associate General Counsel of ICON Advisers, Inc. (2005 to present). Previously he was a Partner at Perkins Coie, LLP (2004-2005) and Associate (2000 to 2004).


                                                     Trustees and Officers    67

Other Information (unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

In determining to renew the investment advisory agreements between ICON Funds (the "Trust") and ICON Advisers, Inc. ("ICON" or the "Adviser") the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust's Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Diversified Funds) and under the Trust's Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Covered Call, Equity Income and Long/Short Funds) (collectively, the "Advisory Agreements"). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 8, 2006, the Board of Trustees, including all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2006.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information and also met with management to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of the Adviser's investment personnel, the Adviser's compliance programs, the Adviser's brokerage practices, including the extent to which the Adviser obtains research through "soft dollar" arrangements with the Funds' brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.


 68   Other Information

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates from each Fund over various periods. The analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates. The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board concluded that the profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the information provided and analyzed, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON's staffing, systems and facilities. The Board also assessed ICON's non-Trust business to see whether there are any initiatives that would dilute service to the Trust. It was noted:

     A. That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds;

     B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to ICON's investment and trading departments; and

     C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees.

In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by ICON and its related companies from the relationship with the Trust, the Board considered the Lipper comparative data, data concerning ICON's soft-dollar arrangements, costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated profitability analyses which had been provided by ICON, other benefits to ICON from serving as the Funds' adviser, and ICON's financial statements.

                                                         Other Information    69

Other Information (continued) (unaudited)

With respect to the soft-dollar arrangements the Board assessed all facets of the arrangements including the quality of trade execution. It was noted that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions and that such research assists ICON in providing quality investment advisory services to the Funds and other accounts to which it provides advisory services. The Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

The Board noted that ICON benefits from serving directly as investment adviser and administrative agent, and through its affiliate, as the principal underwriter for the Funds. With respect to the distribution services, the Board noted that proceeds of the Trust's distribution plans pursuant to Rule 12b-1 under the 1940 Act for the International Funds and Diversified Funds are paid to ICON's affiliate and that the distributor has not profited from plan proceeds as all of the proceeds have been or will be used to cover distribution and marketing expenses. In this regard, the Trustees noted that marketing efforts have been successful as evidenced by Fund asset levels. With respect to the administrative fee paid to ICON, the Board reviewed the comparative data related to those services. The Board also considered the compliance experience in these service areas and concluded that the services provided by ICON and its affiliates to the Funds are satisfactory and that the profits derived from providing the services are competitive and reasonable.

The Board also noted the risks assumed by ICON in providing investment advisory, distribution and administrative services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Funds is made with the recognition that the Funds' advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In making these determinations the Board of Trustees considered the following:

1. In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from Lipper, Inc. concerning funds of similar size and funds of larger size, as well as data concerning ICON's other clients:

     A. the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

     B. that contractual advisory fees for the Sector Funds were higher than fees for similar funds; but that the Sector Funds' expense ratios were

 70   Other Information
     competitive and in most instances lower than those of similarly managed Funds;

     C. that the Sector Funds had also imposed breakpoints on the contractual advisory fees and that such fees were reflected in the comparison data;

     D. that contractual advisory fees for the ICON Asia-Pacific Region and Europe Funds were above the average fees for similar funds; however, the Funds' expense ratios were competitive in light of their size;

     E. that the contractual advisory fees for the ICON International Equity Fund is below the average of similarly managed funds;

     F. the contractual advisory fees for the U.S. Diversified Funds were in line with fees for similar funds; and that, with the exception of the ICON Bond Fund and ICON Covered Call Fund, the U.S. Diversified Funds' expense ratios were lower than those of similarly managed Funds.

     G. the contractual advisory fee for the ICON Core Equity Fund was below the average fee for similar funds; and that its expense ratio was lower than those of similarly-managed Funds.

     H. that, generally the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly managed Funds; however, to the extent such fees are lower, it is due to the fact that such accounts are less costly for ICON to manage.

     I. the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and may well be lower than fees arrived solely from such arm's-length negotiation.

3. In connection the investment performance of the Funds and ICON the Board discussed and noted:

     1. Based on the performance information provided by Lipper, Inc., of the thirteen ICON Funds that had a track record of at least five years, ten outperformed their respective peer groups; eight of the sixteen ICON Funds with a track of at least 3 years outperformed their respective peer groups; and

     2. In comparing the Sector Funds to the ETFs the sector funds compared favorably over the one, two and three year periods.

The Board considered the extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund's fees reflect these economies of scale for the benefit of Fund shareholders. It was noted that each of the Sector Funds had imposed investment advisory fee breakpoints in January 2006 to take into consideration such economies that may be

                                                         Other Information    71

Other Information (continued) (unaudited)

realized as the Funds increase in assets. Furthermore, ICON has contractually agreed to impose expense limitations on the International Funds and the U.S. Diversified Funds at a cost to ICON.

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the advisory agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm's length in light of the circumstances.

SUPPLEMENTAL TAX INFORMATION

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2006, qualifies for the corporate dividends received deduction for the following Funds:

FUND                                                   DIVIDENDS RECEIVED DEDUCTION
-----------------------------------------------------------------------------------
ICON International Equity Fund                                     0.06%

For the fiscal year ended September 30, 2006, the following Funds paid qualified dividend income:

FUND                                                           AMOUNT
----------------------------------------------------------------------
ICON Asia-Pacific Region Fund                                 $ 85,846
ICON International Equity Fund                                 796,670

The Funds designate the following amounts as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

FUND                                                              AMOUNT
------------------------------------------------------------------------
ICON Europe Fund                                              $2,070,045
ICON International Equity Fund                                $1,617,356


 72   Other Information

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconadvisers.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconadvisers.com or on the SEC's website at www.sec.gov.

FOR MORE INFORMATION

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor

                       THIS PAGE INTENTIONALLY LEFT BLANK

(ICON FUNDS LOGO)

For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 55452
                                            Boston, MA 02205-8165

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

                                  (ICON LOGO)
                                 1-800-764-0442
                              www.iconadvisers.com




FANN-INTL(9-06)

(GRAPHIC)


                                                              2006 Annual Report

                                                               ICON SECTOR FUNDS
                                                               Investment Update

                                                ICON CONSUMER DISCRETIONARY FUND
                                                                ICON ENERGY FUND
                                                             ICON FINANCIAL FUND
                                                            ICON HEALTHCARE FUND
                                                           ICON INDUSTRIALS FUND
                                                ICON INFORMATION TECHNOLOGY FUND
                                          ICON LEISURE AND CONSUMER STAPLES FUND
                                                             ICON MATERIALS FUND
                                         ICON TELECOMMUNICATION & UTILITIES FUND


                                  (ICON LOGO)
                                    STRENGTH
                                   IN NUMBERS

                                                               Table of Contents

ABOUT THIS REPORT (UNAUDITED)                                     2

MESSAGE FROM ICON FUNDS (UNAUDITED)                               5

MANAGEMENT OVERVIEW (UNAUDITED) AND SCHEDULE OF INVESTMENTS      10
  ICON Consumer Discretionary Fund                               10
  ICON Energy Fund                                               16
  ICON Financial Fund                                            23
  ICON Healthcare Fund                                           29
  ICON Industrials Fund                                          35
  ICON Information Technology Fund                               42
  ICON Leisure and Consumer Staples Fund                         49
  ICON Materials Fund                                            54
  ICON Telecommunication & Utilities Fund                        59

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE (UNAUDITED)               66

FINANCIAL STATEMENTS                                             68

FINANCIAL HIGHLIGHTS                                             76

NOTES TO FINANCIAL STATEMENTS                                    80

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM          91

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)                  92

OTHER INFORMATION (UNAUDITED)                                    95

(RECYCLE LOGO)

About This Report

HISTORICAL RETURNS

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends, capital gain distributions, and tax return of capital. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Fund results shown, unless otherwise indicated, are at net asset value.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconadvisers.com for performance results current to the most recent month-end.

PORTFOLIO DATA

This report reflects ICON's views, opinions, and portfolio holdings as of September 30, 2006, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security, or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's holdings as of September 30, 2006 are included in each Fund's Schedule of Investments.

Certain companies' stock performance during the period is mentioned throughout the Management Overviews. While ICON's quantitative investment methodology primarily considers financial data, various company factors may impact a stock's performance, and therefore, Fund performance. The ICON system relies on the integrity of financial statements released to the market as part of our analysis.

This Report contains statements regarding industry or sector themes, new market themes, investment outlook, relative strength, value-to-price ratios, and portfolio managers' expectations, beliefs, goals and the like that are based on current expectations, recent individual stock performance relative to current market prices, estimates of company values and other information supplied to the market by the companies we follow. Words such as "expects," "suggests," "anticipates," "targets," "goals," "value," "estimates," variations of such words and similar expressions are intended to identify forward looking statements, which are not statements of

 2   About This Report
historical fact. Forward looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. These risks and uncertainties are based on a number of important factors, including, among others: stock price fluctuations; the integrity and accuracy of historical and projected financial and other information supplied by companies to the public; interest rates; future earnings growth rates, and other factors beyond the control of our portfolio managers. Therefore, actual outcome may differ materially from what is expressed in such forward looking statements.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market and currency risks. The prospectus contains this and other information about the Funds and is available by visiting www.iconadvisers.com or calling 1-800-764-0442. Please read the prospectus carefully.


                                                          About This Report    3

COMPARATIVE INDEXES

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific securities indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the indexes. Individuals cannot invest directly in an index.

- The unmanaged Standard & Poor's (S&P) Composite 1500 Index ("S&P Composite 1500 Index") is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

- The capitalization-weighted S&P 1500 Sector and Industry Indexes are based on specific classifications determined by S&P.

- The unmanaged NASDAQ Composite ("NASDAQ") Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

Index returns and statistical data included in this report are provided by Bloomberg and FactSet Research Systems.


 4   About This Report

                                                         Message from ICON Funds


--------------------------------------------------------------------------------
We were pleased with the Funds' industry tilting early in the period, as value and relative strength pulled us toward cyclical, industrial even commodity-based industries.
--------------------------------------------------------------------------------

Dear ICON Shareholder:

We realize you are faced with many mutual fund choices as you structure your financial plan, and we appreciate your continued commitment to diversify with one or more of the ICON Sector Funds. To those shareholders who are receiving their first ICON Funds Annual Report, we welcome you.

You may have decided to invest in an ICON Sector Fund because you were attracted to ICON's value-based, bottom-up investment system, which pursues industries we believe are poised to outperform the broader market. Or perhaps you thought ICON stood out among other managers because we take a quantitative, unemotional, and objective approach.

Whether you invest in our Sector Funds, such as the ICON Healthcare Fund, our International Funds, such as the ICON Asia-Pacific Region Fund, or our U.S. Diversified Funds, such as the ICON Core Equity Fund, each is powered by ICON's unique systematic discipline. Guided by an investment system that relies primarily on analyzing data, not speculation, we find "strength in numbers," as our firm's slogan declares.

THE CYCLICAL MARKET THEME OF THE PAST THREE YEARS

During the third calendar quarter of 2006, there was a major shift in market industry leadership. As a result of our industry rotation, you will see many stocks in Funds that were not held in the Semiannual Report as of March 31, 2006. Indeed, there are many companies that have not been owned by the Funds since late 1999 or early 2000. Before describing that rotation, let's review the industry and sector theme of the preceding three years.

Most domestic stock market indexes hit a low on March 11, 2003 and then embarked on a three-year bull market, hitting a peak on May 5, 2006. Table #1 shows cumulative performance for Standard & Poor's Composite 1500 Sector Indexes over that period. As you can see, the market leadership over that period was in the cyclical, economically sensitive sectors of Energy, Materials, and Industrials. These sectors include companies whose revenues are very dependent on the ups and downs of the economy. The opposite is true of the lagging sectors; Healthcare, Consumer Staples, and Telecommunication are generally considered to be defensive, recession-proof sectors.

On an industry level, a few of the top performing industries over that period included steel, metals & mining, construction materials, oil & gas exploration and homebuilders. These industries tend to be comprised of small- and mid-sized companies. Among the worst performing industries were brewers, pharmaceuticals, systems software, soft drinks and packaged foods, which contrary to the previous leaders, tend to be comprised of large, mature companies.

                                                    Message from ICON Funds    5

--------------------------------------------------------------------------------
(CRAIG T. CALLAHAN PHOTO)
Craig T. Callahan
President and Chairman of the Board of Trustees
Our system is suggesting a market with new leadership and an entirely new personality.
--------------------------------------------------------------------------------

    We are proud of our discipline and our
    ability to endure volatility when it is
    required to capture industry leadership.

                   TABLE 1
          CUMULATIVE TOTAL RETURNS
              3/11/03 - 5/5/06
S&P 1500 SECTOR INDEX                RETURN %
---------------------                --------
Energy                                158.00
Materials                             118.15
Industrials                           105.75
Utilities                              95.68
Financials                             83.86
S&P COMPOSITE 1500 INDEX               79.04
Consumer Discretionary                 73.89
Information Technology                 68.39
Telecommunication Services             64.17
Consumer Staples                       44.01
Health Care                            31.64

Data Source: FactSet Research Systems
Returns include the reinvestment of dividends and capital gain distributions.

We were pleased with the Funds' industry tilting during that period, as value and relative strength pulled us toward cyclical, industrial even commodity-based industries. Looking back, we believe those industries were on sale because investors were incorrectly fearful of a slow or sluggish economy, as investors worried that higher oil prices, war, and terrorism would hurt the economy. As investors realized that the economy was growing and cyclical firms were prosperous, stock prices occasionally surged to reflect fair value. From an ICON perspective, price was trying to catch up with fair value, which over a three-year period made for impressive returns in the leading industries.


 6   Message from ICON Funds

It is interesting to note that the leading industries during that period, being small- and mid-sized cyclical and commodity based, are inherently volatile. While there were outstanding returns to be earned in the "sweet spot" of the market, it required us to be tolerant of volatility and be patient during the unpleasant ride associated with those industries.

We do not like volatility at ICON, and we certainly do not seek it, but we are proud of our discipline and our ability to endure it when it is required to capture industry leadership. It is also interesting to note that lower-quality stocks tended to perform better than what many would consider high-quality stocks over that three-year period. At ICON, quality is measured by liquidity, debt, efficiency and consistency, and we tend to favor higher quality stocks. Our preference for high-quality stocks slightly inhibited the Funds' performance. Consistent with our style, however, we leave the potential higher returns associated with speculative and riskier turnaround situations to other investors.

ICON DETECTS A NEW MARKET THEME

For the first four months of 2006, the same sector and industry themes from the previous three years persisted, as shown in Table #2, which highlights sector index returns from January 1, 2006 through the market peak on May 5, 2006.

                   TABLE 2
          CUMULATIVE TOTAL RETURNS
               1/1/06 - 5/5/06
S&P 1500 SECTOR INDEX                RETURN %
---------------------                --------
Energy                                18.08
Materials                             16.12
Industrials                           14.28
Telecommunication Services            11.61
Financials                             8.59
S&P COMPOSITE 1500 INDEX               7.57
Consumer Discretionary                 5.77
Information Technology                 5.01
Utilities                              3.82
Consumer Staples                       3.61
Health Care                           (1.97)

Data Source: FactSet Research Systems
Returns include the reinvestment of dividends and capital gain distributions.

Generally, the same cyclical leadership was at the top and the same defensive sectors were lagging as seen the previous three years. All market and theme peaks are different. This time, the leading industries did not reach the extreme overpricing typical of most peaks. They were headed toward it, but perhaps because of investor concerns and uncertainty over terrorism, oil prices, and even mid-term elections, stock prices did not reach lofty extremes.

During the market drop from early May through mid-June 2006, the previous leaders fell the most, which was similar to market corrections seen in 2004 and 2005. Even the brief market bounce in late June was led by the previous

                                                    Message from ICON Funds    7
cyclical leadership, similar to rebounds in 2004 and 2005. Since the market low on July 17, 2006, the market has experienced a three-month climb with entirely new leadership. The industries that led the previous three-plus years have been sluggish. New leadership in defensive, recession-proof industries has prevailed.

In the weeks following that sudden change on July 17, we have sold cyclical industries and gradually invested in new industries as relative strength has met our standards. The combination of value and relative strength has pulled us to mature companies in defensive, steady growth industries such as pharmaceuticals, diversified banks, systems software, computer hardware, household products, communications equipment and broadcasting & cable TV.

To illustrate the magnitude of the industry rotation in the third calendar quarter of 2006, 12 of the largest 22 holdings in the ICON Core Equity Fund were new additions in the third quarter. As of September 30, 2006, those 12 new stocks comprised about 23% of that Fund.

This rotation resulted in significant sector shifts in the ICON Core Equity Fund, which best represents our system's sector and industry positioning. The Industrials sector was reduced from 18.0% of the Fund on June 30 to 3.7% on September 30. Financials, Health Care, Information Technology and Telecommunication & Utilities were all increased from 18.9%, 5.8%, 13.7% and 2.5%, respectively, to 24.8%, 14.5%, 18.2% and 9.0%. Major rotations occurred throughout the ICON Fund family to capture the new leadership.

As mentioned earlier, you will see Fund holdings that are new in the last few months, some not being held since late 1999 or early 2000. They include IBM, Microsoft, Intel, Procter & Gamble, General Electric, Oracle, Cisco Systems, Bank of America, Wells Fargo, JP Morgan Chase, AIG, Johnson & Johnson, Merck, Pfizer, Hewlett Packard, and Comcast Corp. The ICON Funds now look very different than they did when they participated in the theme that prevailed in the three and a half years ending this spring. The stocks and industries now owned in the Funds were not leaders over the last three years as they were not preferred by investors but they were not stagnant. They were growing their profits and the underlying value of their firms. Now, we find attractive bargains among them as our estimate of value has grown above the market price.

The large, mature companies that have led the recent market advance are heavily weighted in the Funds' market-capitalization weighted benchmarks, so the indexes gained an immediate surge off the July 17 low. The shift in leadership was sudden, but guided by our system, we have rotated industries as they meet our standards of value and relative strength.


 8   Message from ICON Funds

STAYING TRUE TO THE ICON DISCIPLINE

Our system is suggesting a market with new leadership and an entirely new personality. The stocks and industries we expect to lead are not as inherently volatile as those of the previous theme. We do not know how long this new theme will last, but given the price discounts to our estimates of fair value, we expect it may last at least a year. To better position the ICON Sector Funds for the changing theme that we believe is taking place, we will follow our value-driven process to reduce or eliminate lagging industries and increase positions in the new leading industries.

In closing, we are most grateful for the privilege of playing a role in your investment portfolio. In addition to reading this report on your Funds and communicating with your financial adviser, we invite you to visit our website at www.iconadvisers.com for current market updates, up-to-date Fund performance and holdings, and information about your account.

Yours truly,

/s/ Craig T. Callahan
Craig T. Callahan, DBA

Chairman of the Board of Trustees and President of the Adviser


                                                    Message from ICON Funds    9

Management Overview

ICON Consumer Discretionary Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                  100.6%
Top 10 Equity
Holdings                                                                   35.4%
Number of Stocks                                                              68
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
Comcast Corp. - Class A                                                     6.4%
Target Corp.                                                                4.5%
Kohl's Corp.                                                                4.1%
Nike, Inc. - Class B                                                        3.4%
General Motors Corp.                                                        3.4%
TJX Cos., Inc.                                                              3.2%
V.F. Corp.                                                                  3.0%
Harley-Davidson, Inc.                                                       2.7%
J.C. Penney Co., Inc.                                                       2.4%
Federated Department Stores, Inc.                                           2.3%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the fiscal year ended September 30, 2006, the Fund's sector-specific benchmark, the S&P 1500 Consumer Discretionary Index, returned 7.38%, and its broad benchmark, the S&P Composite 1500 Index, gained 10.32%. The ICON Consumer Discretionary Fund trailed both benchmarks, appreciating 6.20% during the same period. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. During the first three fiscal quarters, oil and other commodity prices rose sharply, and Consumer Discretionary issues lagged the broad market as investors seemed reluctant to participate in the sector. The prevailing sentiment appeared to be that inflationary pressures and rising short-term interest rates would crimp consumer spending, which, in turn, would dampen profits for retail, home, and auto-related issues.

   Earnings of companies within the sector remained healthy, and no significant slow down in consumer spending materialized during the period. Overall, however, the sector lagged in the S&P 1500 Index as other sectors, including Telecommunication, Financials, and Materials, led the market higher.

   During the final fiscal quarter, as oil prices and interest rates declined, investors began to recognize the value that we had been seeing build within the sector. This reversal was part of a broad market theme change that featured larger-cap, more mature industries. After we detected the theme shift in May, we patiently waited for our relative strength measurements to point to clear industry leaders, but a lack of sustainable leadership among the 26 industries in the sector made conditions difficult for our investment style.

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. Our objective is to position the Fund in those industries with the best combinations of value and relative strength. During the period, we found value and strength in the footwear, automobile manufacturers, and department stores industries, which accounted for the majority of the Fund's overall performance.

   The Fund was hindered by exposure to the housewares & specialties, home furnishers, and homebuilders industries. Homebuilders generally declined on concerns that the Federal Reserve's series of interest rate hikes would curb demand for housing. This same premise appeared to

 10   Management Overview

(ROBERT STRAUS PHOTO)
Robert Straus, CMT
Portfolio Manager

   cause investors to avoid what we perceived to be undervalued home furnishers, which also suffered.

   Within the motorcycle manufacturers industry Harley Davidson was among the market leaders based on relative strength. In the department stores industry, Kohl's Corp. and JC Penney Co., Inc. outperformed the broader market. All three companies were among the Fund's top holdings at year-end.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE CONSUMER DISCRETIONARY SECTOR?

A. The Consumer Discretionary sector is among the most undervalued sectors of the nine we track, and investors seem to be taking notice. Underlying fundamentals of consumer-related companies continue to remain strong. Barring any such sharp sustained rise in inflation and interest rates, we believe the undervalued Consumer Discretionary sector is positioned to be a market leader in the new theme that we believe began in the spring.

    PERFORMANCE HIGHLIGHTS
    September 30, 2006

- The Consumer Discretionary sector lagged in the S&P 1500 Index as other sectors, including Telecommunication, Financials, and Materials, led the market higher.

- The Fund received positive performance from the footwear, automobile manufacturers, and department stores industries.

- Exposure to the housewares & specialties, home furnishers, and homebuilders industries hurt returns as investors worried that interest rate hikes would curb demand for housing.


                                                       Management Overview    11

INDUSTRY COMPOSITION
September 30, 2006

  Apparel Accessories & Luxury Goods  11.4%
                    Specialty Stores  10.4%
          General Merchandise Stores  9.4%
                   Department Stores  8.8%
                Broadcast & Cable TV  8.6%
                            Footwear  8.0%
            Automobile Manufacturers  8.0%
                      Apparel Retail  5.4%
                         Soft Drinks  4.7%
                Consumer Electronics  2.9%
              Home Furnishing Retail  2.8%
            Motorcycle Manufacturers  2.7%
                       Tire & Rubber  2.4%
             Home Improvement Retail  2.2%
                       Home Building  2.1%
              Packaged Foods & Meats  1.9%
                             Brewers  1.6%
                   Automotive Retail  1.4%
                  Household Products  1.3%
                Household Appliances  1.3%
               Photographic Products  1.2%
            Housewares & Specialties  1.0%
       Computer & Electronics Retail  0.6%
                    Leisure Products  0.5%

Percentages are based upon net assets.


 12   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                              September 30, 2006

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       7/9/97
-----------------------------------------------------------------------------------------
ICON Consumer Discretionary Fund                      6.20%        10.04%       4.34%
-----------------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index                 7.38%        8.37%        6.58%
-----------------------------------------------------------------------------------------
S&P Composite 1500 Index                              10.32%       7.73%        6.47%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2006
(LINE GRAPH)

                                                      ICON CONSUMER             S&P 1500 CONSUMER          S&P COMPOSITE 1500
                                                   DISCRETIONARY FUND          DISCRETIONARY INDEX                INDEX
                                                   ------------------          -------------------         ------------------
7/9/97                                                  10000.00                    10000.00                    10000.00
9/30/97                                                 10970.00                    10892.00                    10597.00
                                                         9810.00                    11268.00                    10852.00
                                                        11141.00                    13276.00                    12321.00
                                                        10851.00                    14327.00                    12620.00
9/30/98                                                  7870.00                    11778.00                    11262.00
                                                        10360.00                    15109.00                    13709.00
                                                        10033.00                    16371.00                    14207.00
                                                        11067.00                    17232.00                    15312.00
9/30/99                                                  9900.00                    15612.00                    14339.00
                                                        10852.00                    18199.00                    16485.00
                                                        10504.00                    17620.00                    16994.00
                                                         9797.00                    16082.00                    16554.00
9/30/00                                                  9449.00                    15341.00                    16548.00
                                                         9603.00                    14752.00                    15338.00
                                                         9757.00                    13937.00                    13550.00
                                                        11364.00                    15401.00                    14440.00
9/30/01                                                  9173.00                    12045.00                    12290.00
                                                        12121.00                    14467.00                    13705.00
                                                        13380.00                    14959.00                    13837.00
                                                        13605.00                    13358.00                    12059.00
9/30/02                                                 10360.00                    11065.00                     9976.00
                                                         9807.00                    11319.00                    10786.00
                                                         9080.00                    11069.00                    10425.00
                                                        11414.00                    13277.00                    12064.00
9/30/03                                                 12069.00                    13661.00                    12439.00
                                                        13769.00                    15642.00                    13976.00
                                                        14178.00                    16036.00                    14275.00
                                                        14095.00                    15910.00                    14523.00
9/30/04                                                 13000.00                    15725.00                    14251.00
                                                        14535.00                    17895.00                    15624.00
                                                        14208.00                    17079.00                    15313.00
                                                        14751.00                    17108.00                    15576.00
9/30/05                                                 13932.00                    16766.00                    16168.00
                                                        14123.00                    17039.00                    16511.00
                                                        15272.00                    17653.00                    17312.00
                                                        14477.00                    17231.00                    17014.00
9/30/06                                                 14794.00                    18003.00                    17836.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    13

Schedule of Investments

ICON Consumer Discretionary Fund
September 30, 2006

SHARES                                  VALUE
---------------------------------------------
COMMON STOCKS (100.6%)
123,400    99 Cents Only
           Stores(a)             $  1,459,822
117,700    A.C. Moore Arts &
           Crafts, Inc.(a)          2,239,831
  9,700    Abercrombie & Fitch
           Co.                        673,956
 11,000    AutoZone, Inc.(a)        1,136,300
 35,700    Bed Bath & Beyond,
           Inc.(a)                  1,365,882
 82,600    Big 5 Sporting Goods
           Corp.                    1,883,280
 26,900    Borders Group, Inc.        548,760
 37,500    Bridgestone Corp. -
           ADR                      1,515,056
 12,700    Cache, Inc.(a)             227,203
 16,800    Centex Corp.               884,016
 64,100    Coca-Cola
           Enterprises, Inc.        1,335,203
 25,900    Columbia Sportswear
           Co.(a)                   1,445,997
191,300    Comcast Corp. -
           Class A(a)               7,049,405
 42,600    Cooper Tire & Rubber
           Co.                        428,556
 42,300    Craftmade
           International, Inc.        724,599
 17,900    Crocs, Inc.(a)             607,705
 33,600    DaimlerChrysler AG -
           ADR                      1,678,656
 34,800    Dick's Sporting
           Goods, Inc.(a)           1,584,096
 79,500    Dollar Tree Stores,
           Inc.(a)                  2,461,320
 10,500    EchoStar
           Communications
           Corp. - Class A(a)         343,770
 53,600    Family Dollar
           Stores, Inc.             1,567,264
 58,800    Federated Department
           Stores, Inc.             2,540,748
 14,000    Fomento Economico
           Mexicano, S.A. de
           C.V. - ADR               1,357,160
 64,200    Ford Motor Co.             519,378
 38,000    Fuji Photo
           Film - ADR               1,385,480
 14,500    GameStop Corp. -
           Class A(a)                 671,060
113,300    General Motors Corp.     3,768,358
 21,300    Gildan Activewear,
           Inc. - Class A(a)        1,032,198
 10,600    Guess, Inc.(a)             514,418
 48,500    Harley-Davidson,
           Inc.                     3,043,375

SHARES                                  VALUE
---------------------------------------------
 13,900    Haverty Furniture
           Cos., Inc.            $    221,705
 77,500    Heineken N.V. - ADR      1,770,875
 10,800    Henkel KGaA - ADR        1,506,133
 59,100    Honda Motor Co.,
           Ltd. - ADR               1,987,533
 38,600    J.C. Penney Co.,
           Inc.                     2,639,854
107,100    Jo-Ann Stores,
           Inc.(a)                  1,790,712
 53,900    K-Swiss, Inc.            1,620,234
 10,800    Kellwood Co.               311,364
 70,700    Kohl's Corp.(a)          4,589,844
 63,600    Liz Claiborne, Inc.      2,512,836
 15,200    Lowe's Cos., Inc.          426,512
 80,200    Matsushita Electric
           Industrial Co., Ltd.
           -ADR                     1,694,626
 25,100    Men's Wearhouse            933,971
 24,200    Nestle S.A. - ADR        2,116,290
 43,100    Nike, Inc. - Class B     3,776,422
 53,700    Perry Ellis
           International,
           Inc.(a)                  1,658,256
 61,900    PetsMart, Inc.           1,717,725
 57,400    Phillips-Van Heusen
           Corp.                    2,397,598
 44,400    Pulte Homes, Inc.        1,414,584
 51,200    Rent-A-Center,
           Inc.(a)                  1,499,648
 57,600    Sharp Corp. - ADR          996,480
 66,650    Staples, Inc.            1,621,595
 19,900    Steinway Musical
           Instruments, Inc.(a)       557,200
 34,250    Steven Madden, Ltd.      1,343,970
120,400    Stride Rite Corp.        1,680,784
 89,600    Target Corp.             4,950,400
110,600    The DIRECTV Group,
           Inc.(a)                  2,176,608
 48,100    The Goodyear Tire &
           Rubber Co.(a)              697,450
 33,900    The Home Depot, Inc.     1,229,553
 69,700    The Pepsi Bottling
           Group, Inc.              2,474,350
 13,900    The Sherwin-
           Williams Co.               775,342
 13,500    The Stanley Works          672,975
128,300    TJX Cos., Inc.           3,596,249
 17,700    United Auto Group,
           Inc.                       414,180
 25,200    Universal
           Electronics, Inc.(a)       478,800
 44,900    V.F. Corp.               3,275,455


 14   Schedule of Investments

SHARES                                  VALUE
---------------------------------------------
 27,900    Winnebago
           Industries, Inc.      $    875,502
 37,200    Yankee Candle Co.,
           Inc.                     1,088,844
                                 ------------
TOTAL INVESTMENT (COST
$101,509,519) 100.6%              111,485,311
LIABILITIES LESS OTHER ASSETS
(0.6)%                               (693,240)
                                 ------------
TOTAL NET ASSETS 100.0%          $110,792,071
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
ADR American Depositary Receipt.


                                                   Schedule of Investments    15

Management Overview

ICON Energy Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                   93.2%
Top 10 Equity
Holdings                                                                   30.3%
Number of Stocks                                                              60
Short-Term Investments                                                      6.8%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
Petrochina Co., Ltd. - ADR                                                  3.4%
Grant Prideco, Inc.                                                         3.4%
National-OilWell Varco, Inc.                                                3.3%
Petroleo Brasileiro S.A. - ADR                                              3.2%
Helix Energy Solutions Group, Inc.                                          3.2%
Transocean, Inc.                                                            3.0%
Nabors Industries, Ltd.                                                     2.8%
Diamond Offshore
Drilling, Inc.                                                              2.8%
Marathon Oil Corp.                                                          2.7%
Weatherford
International, Ltd.                                                         2.5%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Energy Fund declined (2.81%) for the fiscal year ended September 30, 2006, underperforming the 2.47% return of its sector-specific benchmark, the S&P 1500 Energy Index, and the 10.32% gain of its broad benchmark, the S&P Composite 1500 Index. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund was influenced by significant activity in the Energy sector during the period. Crude oil prices, as represented by the West Texas Intermediate Cushing Crude Oil Spot Price Index, were down (5.03%) in the year ended September 30, 2006. After reaching highs in July and August, crude prices fell steadily as inventories remained higher than five-year averages. From a geopolitical perspective, Iran's and North Korea's nuclear proliferation threats added volatility during the period.

   The Fund was outperforming its narrow benchmark by more than 10% until mid-May 2006, when we saw the Energy sector experience a significant shift in industry leadership. From the start of the fiscal year until May 2006, the oil & gas equipment & services industries were the leaders, and the Fund's overweight position in this area boosted returns. However, following a sharp correction in mid-May, larger integrated oil & gas industries started to emerge as sector leaders, rapidly outperforming the more narrowly-focused industries that had been performing well in the Fund. The large integrated oil & gas companies, involved in both upstream and downstream operations, seemed to be less affected by the drop in crude oil prices.

   Although the ICON system identified the shift in leadership, the Fund's relative performance suffered when new leadership emerged in integrated oil & gas companies, which make up more than half of the sector benchmark and were a smaller position in the Fund.

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. Our systematic approach focuses on selecting industries for the Fund based on value and strength. In the first half of the period, the Fund's industry composition benefited returns, then later, a market reversal caused a swift change in leadership, and the Fund sacrificed some gains as the ICON system patiently waited for market clarity.

   Based on our valuation measures, the Fund took a significantly overweight position in the oil & gas equipment & services and oil & gas drilling industries early in the period, and they were large contributors to

 16   Management Overview

(J.C. WALLER III, PORTFOLIO MANAGER PHOTO)
J.C. Waller, III
Portfolio Manager

   first-half performance. The integrated oil & gas industry, in which the Fund was heavily underweighted, posted a negative return during the first half of the reporting period, aiding Fund performance relative to the S&P 1500 Energy Index. In addition, the Fund's lack of exposure to Exxon Mobil Corporation, the world's largest integrated oil company, and a stalwart of the S&P 1500 Energy Index, helped in the first half of the period.

   In mid-May 2006, however, industries that had helped Fund performance early in the fiscal year, including coal & consumable fuels, oil & gas drilling, and oil & gas exploration & production, began to decline. Coal & consumable fuel stocks were eliminated from the Fund as we saw the industry's relative strength weaken, but we kept the Fund significantly overweight in the oil & gas equipment & services and oil & gas drilling industries, as our analysis indicated an abundant amount of value.

   Even though the integrated oil & gas industry demonstrated strong returns, we held an underweight position in this group as it makes up approximately 54.4% of the sector-specific benchmark. Additionally, our analysis indicated that the integrated oil & gas industry did not possess as much value as other segments of the Energy sector.

   After being absent from the Fund since mid-2005, stocks from the oil & gas storage & transportation industry were added as our system revealed that their combination of value and strength suggested potential leadership within the sector. Even though some new companies in the industry had re-emerged as leaders, the industry's lackluster performance overall made a negligible contribution to returns.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE ENERGY SECTOR?

A. A pullback in crude oil prices and energy stocks has left the Energy sector somewhat out of favor, but we see tremendous value in the sector. The generally healthy earnings of energy companies combined with a sharp correction in prices have led to this sector being valued at about 40% below our estimate of intrinsic value.

   Even though we are detecting bargains in the oil & gas drilling, coal & consumable fuels, and oil & gas equipment & services industries, we are closely monitoring our relative strength metrics for signs of weakness.

   World events could swiftly change the direction of crude and energy stocks, but with the fundamentals of finance as our guide, we will continue to seek the best values for the Fund.


                                                       Management Overview    17

ICON Energy Fund

    PERFORMANCE HIGHLIGHTS

    September 30, 2006

- A steep decline in crude oil prices negatively influenced the Fund during the period, while geopolitical uncertainties added to volatility in the sector.

- The Fund responded to a significant market theme reversal, in which larger-cap integrated oil & gas companies emerged as leaders, but it did not carry as large a position in this industry as its narrow benchmark, hampering relative returns.

- Coal & consumable fuel stocks weakened during the period and were eliminated from the Fund.

The Bloomberg West Texas Intermediate Cushing Crude Oil Spot Price Index represents the price of crude oil per barrel in U.S. dollars.

 18   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2006

             Oil & Gas Equipment & Services  26.8%
                         Oil & Gas Drilling  24.4%
                       Integrated Oil & Gas  19.8%
         Oil & Gas Exploration & Production  15.7%
         Oil & Gas Storage & Transportation  6.5%

Percentages are based upon net assets.


                                                       Management Overview    19

ICON Energy Fund

AVERAGE ANNUAL TOTAL RETURN
September 30, 2006

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS      11/5/97
-----------------------------------------------------------------------------------------
ICON Energy Fund                                     (2.81%)       23.82%       15.60%
-----------------------------------------------------------------------------------------
S&P 1500 Energy Index                                 2.47%        18.61%       10.74%
-----------------------------------------------------------------------------------------
S&P Composite 1500 Index                              10.32%       7.73%        6.08%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

VALUE OF A $10,000 INVESTMENT
through September 30, 2006
[LINE GRAPH]

                                                                                                           S&P COMPOSITE 1500
                                                    ICON ENERGY FUND          S&P 1500 ENERGY INDEX               INDEX
                                                    ----------------          ---------------------        ------------------
11/5/97                                                 10000.00                    10000.00                    10000.00
                                                         9100.00                     9432.00                    10291.00
                                                         9330.00                     9872.00                    11683.00
                                                         8630.00                     9603.00                    11967.00
9/30/98                                                  6350.00                     8920.00                    10680.00
                                                         5723.00                     8937.00                    13000.00
                                                         6726.00                     9455.00                    13472.00
                                                         8164.00                    10671.00                    14520.00
9/30/99                                                  8083.00                    10579.00                    13597.00
                                                         8600.00                    10702.00                    15632.00
                                                        11092.00                    11203.00                    16115.00
                                                        11872.00                    11539.00                    15698.00
9/30/00                                                 13361.00                    12516.00                    15692.00
                                                        15363.00                    12651.00                    14545.00
                                                        15010.00                    11875.00                    12849.00
                                                        14202.00                    12096.00                    13693.00
9/30/01                                                 12488.00                    10566.00                    11654.00
                                                        14856.00                    11245.00                    12997.00
                                                        16385.00                    12350.00                    13121.00
                                                        14823.00                    11769.00                    11435.00
9/30/02                                                 13117.00                     9493.00                     9460.00
                                                        14004.00                    10190.00                    10228.00
                                                        13539.00                    10230.00                     9886.00
                                                        14857.00                    10988.00                    11440.00
9/30/03                                                 15178.00                    11038.00                    11796.00
                                                        18580.00                    12737.00                    13253.00
                                                        20154.00                    13460.00                    13536.00
                                                        21649.00                    14547.00                    13772.00
9/30/04                                                 24165.00                    16142.00                    13514.00
                                                        25672.00                    16862.00                    14816.00
                                                        28840.00                    19815.00                    14521.00
                                                        29882.00                    20283.00                    14771.00
9/30/05                                                 37406.00                    24205.00                    15332.00
                                                        36433.00                    22554.00                    15657.00
                                                        40700.00                    24551.00                    16416.00
                                                        41408.00                    25628.00                    16134.00
9/30/06                                                 36356.00                    24803.00                    16913.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 20   Management Overview

                                                         Schedule of Investments

                                                                ICON Energy Fund
                                                              September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (93.2%)
    250,000    Acergy SA -
               ADR(a)            $  4,267,500
    169,400    Anadarko
               Petroleum Corp.      7,424,802
    100,000    Apache Corp.         6,320,000
    430,000    Atwood Oceanics,
               Inc.(a)             19,337,100
    175,000    Berry Petroleum
               Co. - Class A        4,928,000
     70,000    BP PLC - ADR         4,590,600
    375,000    Cameron
               International
               Corp.(a)            18,116,250
    425,000    Chesapeake
               Energy Corp.        12,316,500
    300,000    Chevron Corp.       19,458,000
    250,000    China Petroleum
               and Chemical
               Corp. - ADR         15,480,000
    100,000    CNOOC, Ltd. -
               ADR                  8,329,000
    200,000    Comstock
               Resources,
               Inc.(a)              5,430,000
    150,000    ConocoPhillips       8,929,500
    300,000    Diamond Offshore
               Drilling, Inc.      21,711,000
    125,000    Drill-Quip,
               Inc.(a)              8,460,000
    325,000    El Paso Corp.        4,433,000
    300,000    ENSCO
               International,
               Inc.                13,149,000
    200,000    FMC
               Technologies,
               Inc.(a)             10,740,000
    125,000    Frontline, Ltd.      4,813,750
    150,000    General Maritime
               Corp.                5,487,000
    125,000    GlobalSantaFe
               Corp.                6,248,750
    700,000    Grant Prideco,
               Inc.(a)             26,621,000
    750,000    Helix Energy
               Solutions Group,
               Inc.(a)             25,050,000
    500,000    Helmerich &
               Payne, Inc.         11,515,000
    125,000    Hornbeck
               Offshore
               Services,
               Inc.(a)              4,187,500
    125,000    Knightsbridge
               Tankers, Ltd.        3,227,500

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    325,000    Lone Star
               Technologies,
               Inc.(a)           $ 15,723,500
    175,000    Lufkin
               Industries, Inc.     9,261,000
    275,050    Marathon Oil
               Corp.               21,151,345
    750,000    Nabors
               Industries,
               Ltd.(a)             22,312,500
    450,000    National-OilWell
               Varco, Inc.(a)      26,347,500
    450,000    Newpark
               Resources,
               Inc.(a)              2,398,500
    180,000    Noble Corp.         11,552,400
    150,000    Nordic American
               Tanker Shipping,
               Ltd.                 5,220,000
    375,000    Oil States
               International,
               Inc.(a)             10,312,500
    125,000    Overseas
               Shipholding
               Group, Inc.          7,721,250
    625,000    Parker Drilling
               Co.(a)               4,425,000
    600,000    Patterson-UTI
               Energy, Inc.        14,256,000
    400,000    Petro-Canada -
               ADR                 16,132,000
    250,000    Petrochina Co.,
               Ltd. - ADR          26,912,500
    300,000    Petroleo
               Brasileiro
               S.A. - ADR          25,149,000
    150,000    Precision
               Drilling Corp.       4,623,000
    450,000    Pride
               International,
               Inc.(a)             12,339,000
    600,000    Range Resources
               Corp.               15,144,000
     50,000    Repsol YPF
               S.A. - ADR           1,491,500
    350,000    Rowan Cos., Inc.    11,070,500
    260,000    Royal Dutch
               Shell - Class
               A - ADR             17,186,000
    125,000    Ship Finance
               International,
               Ltd.                 2,487,500
    725,000    Superior Energy
               Services,
               Inc.(a)             19,038,500


                                                   Schedule of Investments    21

ICON Energy Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    575,000    TETRA
               Technologies,
               Inc.(a)           $ 13,892,000
    500,000    The Williams
               Companies, Inc.     11,935,000
    275,000    Tidewater, Inc.     12,152,250
    325,000    Transocean,
               Inc.(a)             23,799,750
    125,000    Tsakos Energy
               Navigation, Ltd.     5,575,000
    375,000    Ultra Petroleum
               Corp.(a) - ADR      18,041,250
    350,000    Unit Corp.(a)       16,089,500
    125,000    W&T Offshore,
               Inc.                 3,651,250
    250,000    W-H Energy
               Services,
               Inc.(a)             10,367,500
    474,998    Weatherford
               International,
               Ltd.(a)             19,816,917
    400,033    XTO Energy, Inc.    16,853,390
                                 ------------
TOTAL COMMON STOCKS (COST
$551,414,377)                     734,999,554

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------

SHORT-TERM INVESTMENTS (6.8%)
$53,581,761    Brown Brothers
               Harriman Time
               Deposit, 4.63%,
               10/02/06#         $ 53,581,761
                                 ------------
TOTAL SHORT-TERM INVESTMENT
(COST $53,581,761)                 53,581,761
TOTAL INVESTMENTS 100.0% (COST
$604,996,138)                     788,581,315
LIABILITIES LESS OTHER ASSETS
(0.0)%                               (215,071)
                                 ------------
TOTAL NET ASSETS 100.0%          $788,366,244
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2006.
ADR American Depositary Receipt.


 22   Schedule of Investments

                                                             Management Overview

                                                             ICON Financial Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                   99.9%
Top 10 Equity
Holdings                                                                   36.2%
Number of Stocks                                                              57
Short-Term Investments                                                      4.6%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
Bank of America Corp.                                                       4.9%
JPMorgan Chase & Co.                                                        4.9%
American International Group, Inc.                                          4.2%
Morgan Stanley                                                              3.9%
The Goldman Sachs Group, Inc.                                               3.7%
Merrill Lynch & Co., Inc.                                                   3.1%
UBS AG - ADR                                                                3.0%
ING Group N.V. - ADR                                                        2.9%
Fannie Mae                                                                  2.8%
Freddie Mac                                                                 2.8%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Financial Fund gained 15.53% for the fiscal year ended September 30, 2006, underperforming the 19.93% return of its sector-specific benchmark, the S&P 1500 Financials Index, but outpacing the 10.32% return of its broad benchmark, the S&P Composite 1500 Index. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Primarily, the Fund was underweight in the other diversified financial services and regional banks industries, which were top contributors to the benchmark return. Poor stock selection within the diversified banks and thrift & mortgage finance industries also reduced returns.

   Secondly, the increased pace of initial public offerings (IPOs) early in 2006 ignited stocks from the investment banking & brokerage industry, but as the year progressed, IPOs slowed and the industry suffered, hampering the Fund.

   Late in the fiscal year, a new market theme began to emerge, featuring generally large-capitalization companies and those that benefited from an increase in trading profit. After a period of uncertain industry and company leadership, bellwether companies finally started to dominate the Financial sector after a market low in late July. While the Fund discerned this shift, the lack of clear leadership dictated that we patiently monitor the ICON system for definitive relative strength indicators. During this ambiguous period, the Fund gave up some gains against the benchmark.

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. As always, the Fund's industry composition and underlying stock holdings are steered by our valuation readings. By the close of the period, the Fund had gone from having minimal exposure to the other diversified financial services industry to a 15.5% position at period-end, as it showed increasing value. Although this industry represented a significant portion of the Fund, it was underweight vs. the index, which worked against returns. Certain investment industry regulations restrict the Fund from investing heavily in companies that derive revenue from investment and brokerage services and asset management. Companies in this industry, such as JPMorgan Chase & Co., Bank of America Corporation, and Citigroup, Inc., comprise a significant portion of the S&P Financials Index, but due to regulatory limits, the Fund was incapable of fully benefiting from their strong performance in the fiscal year.

                                                       Management Overview    23

ICON Financial Fund

(DEREK ROLLINGSON PHOTO)
Derek Rollingson
Portfolio Manager

   The Fund's holdings in the consumer finance and life & health insurance industries were decreased throughout the period based on declining relative strength. These industries were positive contributors to Fund performance while held in the portfolio.

   Although the thrift and mortgage finance industry gained during the period, poor performance by selected stocks in the Fund detracted from overall returns. However, the Fund's lag in thrifts and mortgage stocks was offset somewhat by the strong showing of holdings in the investment banking & brokerage industry.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE FINANCIAL SECTOR?

A. Our value/price readings indicate there is value remaining in the Financial sector, and it continues to demonstrate the second-highest relative strength readings among all the sectors we study. We are maintaining the Fund's exposure to the other diversified financial services and investment banking & brokerage industries, which our analysis indicates are poised to lead as Financial stocks participate in the new market theme.

    PERFORMANCE HIGHLIGHTS

    September 30, 2006

- The Fund's underweight position in the other diversified financial services industry worked against relative returns as large companies such as Citigroup, JPMorgan Chase, and Bank of America surged late in the period.

- IPO activity early in 2006 aided the Fund's investment banking & brokerage holdings, but as IPOs cooled, the industry lagged then later regained traction with increased profit from trading activity.

- The Fund's lag in thrifts and mortgage finance stocks was offset somewhat by the strong showing of holdings in the investment banking & brokerage industry.


 24   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2006

    Investment Banking & Brokerage  17.0%
       Other Diversified Financial
                          Services  15.5%
                 Diversified Banks  14.0%
  Asset Management & Custody Banks  9.8%
       Diversified Capital Markets  8.2%
              Multi-Line Insurance  7.0%
      Thrifts & Mortgage Insurance  6.1%
           Life & Health Insurance  5.6%
                    Mortgage Reits  5.1%
                  Consumer Finance  5.1%
     Property & Casualty Insurance  3.4%
          Real Estate Management &
                       Development  1.7%
                       Reinsurance  1.4%

Percentages are based upon net assets.


                                                       Management Overview    25

ICON Financial Fund

AVERAGE ANNUAL TOTAL RETURN
September 30, 2006

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       7/1/97
-----------------------------------------------------------------------------------------
ICON Financial Fund                                   15.53%       10.93%       11.03%
-----------------------------------------------------------------------------------------
S&P 1500 Financials Index                             19.93%       10.10%       9.89%
-----------------------------------------------------------------------------------------
S&P Composite 1500 Index                              10.32%       7.73%        6.67%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

VALUE OF A $10,000 INVESTMENT
through September 30, 2006
[LINE GRAPH]

                                                                               S&P 1500 FINANCIALS         S&P COMPOSITE 1500
                                                   ICON FINANCIAL FUND                INDEX                       INDEX
                                                   -------------------         -------------------         ------------------
7/1/97                                                    10000                       10000                       10000
9/30/97                                                   10510                       11141                       10796
                                                          10526                       12020                       11056
                                                          12003                       13426                       12552
                                                          12294                       13821                       12857
9/30/98                                                    9411                       10941                       11474
                                                          11267                       13265                       13967
                                                          11878                       14190                       14474
                                                          12442                       14931                       15600
9/30/99                                                   10357                       12642                       14608
                                                          11074                       13668                       16795
                                                          11342                       13923                       17314
                                                          11366                       13526                       16865
9/30/00                                                   14307                       16727                       16858
                                                          16613                       17081                       15626
                                                          15598                       15435                       13804
                                                          17694                       16730                       14711
9/30/01                                                   15675                       14787                       12521
                                                          17047                       15904                       13963
                                                          17625                       16526                       14097
                                                          16375                       15375                       12285
9/30/02                                                   13812                       12812                       10164
                                                          14014                       13719                       10988
                                                          13011                       13027                       10621
                                                          16193                       15404                       12291
9/30/03                                                   16899                       16097                       12673
                                                          19659                       18038                       14238
                                                          21045                       18958                       14543
                                                          20714                       18507                       14796
9/30/04                                                   21046                       18637                       14519
                                                          23264                       20187                       15917
                                                          21736                       18903                       15601
                                                          22127                       19777                       15869
9/30/05                                                   22788                       19945                       16472
                                                          23834                       21511                       16821
                                                          25491                       22334                       17637
                                                          25126                       22245                       17334
9/30/06                                                   26327                       23920                       18171

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 26   Management Overview

                                                         Schedule of Investments

                                                             ICON Financial Fund
                                                              September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (99.9%)
     66,800    A.G. Edwards,
               Inc.              $  3,559,104
    126,200    American Capital
               Strategies, Ltd.     4,981,114
    235,300    American
               International
               Group, Inc.         15,590,978
    116,600    Ameriprise
               Financial, Inc.      5,468,540
    131,900    Ameritrade
               Holdings Corp.       2,486,315
    409,500    Anthracite
               Capital, Inc.        5,266,170
    210,200    Banco Bilbao
               Vizcaya
               Argentaria,
               S.A. - ADR           4,861,926
    327,600    Banco Santander
               Central Hispano
               SA - ADR             5,172,804
    340,300    Bank of America
               Corp.               18,229,871
     61,800    Bank of
               Ireland - ADR        4,868,604
     94,800    BNP Paribas -
               ADR                  5,094,742
    214,800    Cash America
               International,
               Inc.                 8,394,384
     75,900    China Life
               Insurance Co.,
               Ltd. - ADR           5,932,344
    202,200    Citigroup, Inc.     10,043,274
     43,800    Comerica, Inc.       2,493,096
    166,100    Credit Suisse
               Group - ADR          9,625,495
     78,300    Deutsche Bank
               AG - ADR             9,450,810
     25,900    Everest Re
               Group, Ltd.          2,526,027
    183,100    Fannie Mae          10,237,121
    153,900    Freddie Mac         10,208,187
     76,500    Franklin
               Resources, Inc.      8,089,875
    114,100    Horace Mann
               Educators Corp.      2,194,143
     76,500    HSBC Holdings
               PLC - ADR            7,002,045
    174,100    ICICI Bank,
               Ltd. - ADR           5,346,611
    246,700    ING Group N.V. -
               ADR                 10,849,866
    103,400    iStar Financial,
               Inc.                 4,311,780
     74,800    Jones Lang
               LaSalle, Inc.        6,393,904

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    386,300    JPMorgan Chase &
               Co.               $ 18,140,648
     66,000    Lehman Brothers
               Holdings, Inc.       4,874,760
     52,500    Lincoln National
               Corp.                3,259,200
    146,400    Loews Corp.          5,548,560
    190,700    MCG Capital
               Corp.                3,114,131
    130,700    Mellon Financial
               Corp.                5,110,370
    145,100    Merrill Lynch &
               Co., Inc.           11,349,722
    147,400    MetLife, Inc.        8,354,632
    380,100    MFA Mortgage
               Investments,
               Inc.                 2,831,745
    196,900    Morgan Stanley      14,355,979
    231,200    Newcastle
               Investment Corp.     6,337,192
    151,600    Philadelphia
               Consolidated
               Holding Corp.(a)     6,030,648
     37,900    Protective Life
               Corp.                1,733,925
     64,900    Provident
               Financial
               Holdings, Inc.       1,956,086
     18,400    Prudential
               Financial, Inc.      1,403,000
     46,600    RenaissanceRe
               Holdings, Ltd.       2,590,960
     43,200    State Street
               Corp.                2,695,680
    105,800    The Allstate
               Corp.                6,636,834
    186,400    The Bank of New
               York Co., Inc.       6,572,464
     38,100    The Bear Stearns
               Cos., Inc.           5,337,810
    149,400    The Charles
               Schwab Corp.         2,674,260
     49,000    The First
               Marblehead Corp.     3,393,740
     80,100    The Goldman
               Sachs Group,
               Inc.                13,550,516
     29,800    The Hartford
               Financial
               Services Group,
               Inc.                 2,585,150
    283,600    TradeStation
               Group, Inc.(a)       4,273,852
    187,200    UBS AG - ADR        11,102,832
     75,900    US Bancorp           2,521,398


                                                   Schedule of Investments    27

ICON Financial Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    100,300    Wachovia Corp.    $  5,596,740
    238,600    Wells Fargo &
               Co.                  8,632,548
    154,700    World Acceptance
               Corp.(a)             6,803,706
                                 ------------
TOTAL COMMON STOCKS
(COST $330,343,646)               368,048,218

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
SHORT-TERM INVESTMENTS (4.6%)
$17,061,761    Brown Brothers
               Harriman Time
               Deposit,
               4.63%, 10/02/06#  $ 17,061,761
                                 ------------
TOTAL SHORT-TERM INVESTMENT
(COST $17,061,761)                 17,061,761
TOTAL INVESTMENTS
(COST $347,405,407) 104.5%        385,109,979
LIABILITIES LESS OTHER ASSETS
(4.5)%                            (16,496,187)
                                 ------------
TOTAL NET ASSETS 100.0%          $368,613,792
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2006.
ADR   American Depositary Receipt.


 28   Schedule of Investments

                                                             Management Overview

                                                            ICON Healthcare Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                   96.4%
Top 10 Equity
Holdings                                                                   27.8%
Number of Stocks                                                              67
Short-Term
Investments                                                                 5.6%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
Johnson & Johnson,
Inc.                                                                        3.5%
AmerisourceBergen Corp.                                                     3.5%
Henry Schein, Inc.                                                          2.9%
McKesson HBOC, Inc.                                                         2.9%
Celgene Corp.                                                               2.7%
Eli Lilly & Co.                                                             2.6%
Forest Laboratories, Inc.                                                   2.5%
Merck & Co., Inc.                                                           2.4%
AstraZeneca PLC - ADR                                                       2.4%
Mylan Laboratories,
Inc.                                                                        2.4%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. In the Fund's fiscal year ended September 30, 2006, the S&P 1500 Health Care Index gained 6.92%, and the Fund's broad benchmark, the S&P Composite 1500 Index, returned 10.32%. The ICON Healthcare Fund underperformed both indexes, appreciating 1.56% for the same period. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Performance within the Health Care sector ebbed and flowed during the reporting period. Early on, the economic setting appeared to favor more economically sensitive sectors and industries, leaving the Health Care sector behind. As the reporting period continued, fears of an economic slowdown persisted, and Health Care stocks improved after a significant market theme reversal that began in mid-May.

   The Fund followed a similar pattern of performance. From the beginning of the period through the last part of March 2006, the Fund trended higher as cyclical industries led. Then, from late March through mid-July, the Fund lagged, finally starting to rise after the value we associated with the sector evidently began to be realized. Even so, this late lift was not enough to outperform the benchmarks.

   The Fund's 12-month results were influenced by several factors. From an industry perspective, large-cap pharmaceuticals had largely been ignored by investors during most of the period. But, starting in July, this industry started to move higher at a faster pace than others within the sector. The pharmaceuticals group was the best-performing industry in the S&P 1500 Health Care Index for the period and is the index's largest industry weighting on a market capitalization basis. Although pharmaceuticals was the Fund's largest industry weighting during the period, it was still underweight vs. the index's 46% position. This relative underweight position and weak stock performance worked against Fund returns.

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. For much of the reporting period, the ICON system indicated that smaller cap cyclical industries were poised to be the market leaders, and even though they were on the lower end of our quality ratings, the Fund was tilted toward these areas based on attractive valuations. When our system detected a market shift featuring a larger-cap defensive theme, we began to gradually reposition the Fund toward these new leaders. Clear industry leadership was slow to emerge, however, and the Fund missed some gains as we patiently waited for the ambiguity to ease.

                                                       Management Overview    29

ICON Healthcare Fund

(J.C. WALLER III PHOTO)
J.C. Waller, III
Portfolio Manager

   As mentioned, underweighted exposure to the strong-performing pharmaceuticals industry hindered returns. While we continually increased the Fund's position in this industry as it showed dominance, the Fund's holdings did not compete well with the Index.

   An overweight position in the health care services industry proved beneficial during the period, but it was not enough to overcome the negative effects of poor first-half industry performance from the Fund's healthcare equipment and pharmaceuticals holdings. However, strong stock performance within the biotechnology industry helped offset some of the losses from the Fund's weak smaller-cap pharmaceuticals issues, which were largely eliminated from the Fund due to what we perceived to be declining relative strength.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE HEALTH CARE SECTOR?

A. Value within the Health Care sector remains widespread in our opinion, and our valuations indicate Health Care is a bargain relative to other sectors of the market. If forecasts for a slowing economy prove to be true, it would be logical for the Health Care sector to be a beneficiary with its more defensive nature. As we continue to pursue the new market theme that we saw materialize in the final three months of the fiscal year, our numbers are indicating leadership in companies that happen to be larger-cap and recession-proof.

    PERFORMANCE HIGHLIGHTS
    September 30, 2006

- A market shift featuring a larger-cap defensive theme motivated a significant repositioning in the Fund's composition, and performance suffered while we awaited clear industry leadership.

- The Fund lagged its benchmarks due to a relative underweight position and weak stock performance in the pharmaceuticals industry.

- Poor first-half industry performance from health care equipment and smaller cap pharmaceuticals was a drag on returns.


 30   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2006

                                     Pharmaceuticals  28.9%
                            Health Care Distributors  14.0%
                                Health Care Services  12.7%
                                       Biotechnology  9.0%
                                 Managed Health Care  8.4%
                              Health Care Facilities  8.3%
                               Health Care Equipment  6.8%
                       Life Science Tools & Services  3.7%
                                Health Care Supplies  2.0%
                              Health Care Technology  1.4%
                                         Drug Retail  0.8%
                       Specialized Consumer Services  0.4%

Percentages are based upon net assets.


                                                       Management Overview    31

AVERAGE ANNUAL TOTAL RETURN
September 30, 2006

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS      2/24/97
-----------------------------------------------------------------------------------------
ICON Healthcare Fund                                  1.56%        10.74%       12.49%
-----------------------------------------------------------------------------------------
S&P 1500 Health Care Index                            6.92%        2.67%        8.31%
-----------------------------------------------------------------------------------------
S&P Composite 1500 Index                              10.32%       7.73%        7.54%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

VALUE OF A $10,000 INVESTMENT
through September 30, 2006
[LINE GRAPH]

                                                                              S&P 1500 HEALTH CARE         S&P COMPOSITE 1500
                                                  ICON HEALTHCARE FUND                INDEX                       INDEX
                                                  --------------------        --------------------         ------------------
2/24/97                                                 10000.00                    10000.00                    10000.00
                                                         9460.00                     8940.00                     9368.00
                                                        11080.00                    11104.00                    10981.00
9/30/97                                                 11780.00                    11169.00                    11933.00
                                                        11644.00                    11995.00                    12221.00
                                                        13319.00                    14014.00                    13874.00
                                                        13813.00                    14945.00                    14211.00
9/30/98                                                 12224.00                    14703.00                    12682.00
                                                        13427.00                    16953.00                    15438.00
                                                        13500.00                    17464.00                    15999.00
                                                        13863.00                    16807.00                    17243.00
9/30/99                                                 11571.00                    15192.00                    16147.00
                                                        13938.00                    15787.00                    18564.00
                                                        15234.00                    16050.00                    19137.00
                                                        17042.00                    19693.00                    18642.00
9/30/00                                                 17976.00                    19880.00                    18634.00
                                                        19936.00                    21802.00                    17272.00
                                                        18731.00                    18405.00                    15258.00
                                                        20498.00                    18659.00                    16261.00
9/30/01                                                 18585.00                    18850.00                    13839.00
                                                        19303.00                    19285.00                    15434.00
                                                        19845.00                    19189.00                    15582.00
                                                        19524.00                    16124.00                    13580.00
9/30/02                                                 17540.00                    14975.00                    11234.00
                                                        17523.00                    15629.00                    12146.00
                                                        17337.00                    15824.00                    11740.00
                                                        20236.00                    17535.00                    13585.00
9/30/03                                                 20812.00                    16927.00                    14008.00
                                                        22981.00                    18382.00                    15738.00
                                                        23895.00                    18439.00                    16075.00
                                                        24777.00                    18954.00                    16354.00
9/30/04                                                 23201.00                    17940.00                    16048.00
                                                        27102.00                    18998.00                    17594.00
                                                        27934.00                    18932.00                    17244.00
                                                        29598.00                    19748.00                    17540.00
9/30/05                                                 30483.00                    20115.00                    18207.00
                                                        30871.00                    20421.00                    18593.00
                                                        32198.00                    20762.00                    19495.00
                                                        30060.00                    19707.00                    19159.00
9/30/06                                                 30956.00                    21506.00                    20085.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 32   Management Overview

                                                         Schedule of Investments

                                                            ICON Healthcare Fund
                                                              September 30, 2006

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
COMMON STOCKS (96.4%)
    200,000    Adams
               Respiratory
               Therapeutics,
               Inc.(a)          $  7,318,000
     25,000    Alliance
               Imaging,
               Inc.(a)               195,250
    150,000    Alpharma,
               Inc. - Class A      3,508,500
    100,000    Amedisys,
               Inc.(a)             3,967,000
    500,000    AmerisourceBergen
               Corp.              22,600,000
    150,000    Amgen, Inc.(a)     10,729,500
    225,000    AMN Healthcare
               Services,
               Inc.(a)             5,343,750
    250,000    AstraZeneca
               PLC - ADR          15,625,000
    250,000    Barr
               Pharmaceuticals,
               Inc.(a)            12,985,000
    100,000    Biogen Idec,
               Inc.(a)             4,468,000
    225,000    Biovail Corp. -
               ADR                 3,429,000
    150,000    Cambrex Corp.       3,106,500
    225,000    Cardinal
               Health, Inc.       14,791,500
    225,000    Caremark Rx,
               Inc.               12,750,750
    400,000    Celgene
               Corp.(a)           17,320,000
    125,000    Cerner Corp.(a)     5,675,000
    125,000    CIGNA Corp.        14,540,000
    250,000    Community
               Health Systems,
               Inc.(a)             9,337,500
    150,000    Coventry Health
               Care, Inc.(a)       7,728,000
    150,000    CVS Corp.           4,818,000
    225,000    DaVita, Inc.(a)    13,020,750
    250,000    Dr. Reddy's
               Laboratories,
               Ltd. - ADR          3,955,000
     81,500    Edwards
               Lifesciences
               Corp.(a)            3,797,085
    300,000    Eli Lilly & Co.    17,100,000
    300,000    Emdeon Corp.(a)     3,513,000
    175,000    Fisher
               Scientific
               International,
               Inc.(a)            13,692,000
    325,000    Forest
               Laboratories,
               Inc.(a)            16,448,250

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
     50,000    Genentech,
               Inc.(a)          $  4,135,000
    100,000    Genzyme
               Corp.(a)            6,747,000
    150,000    Gilead
               Sciences,
               Inc.(a)            10,305,000
    208,500    Healthways,
               Inc.(a)             9,299,100
    375,000    Henry Schein,
               Inc.(a)            18,802,500
    200,000    Humana, Inc.(a)    13,218,000
    300,000    Immucor,
               Inc.(a)             6,723,000
    200,000    Inventiv
               Health, Inc.(a)     6,406,000
    350,000    Johnson &
               Johnson, Inc.      22,729,000
    325,000    K-V
               Pharmaceutical
               Co.(a)              7,702,500
    500,000    King
               Pharmaceuticals,
               Inc.(a)             8,515,000
    125,000    Laboratory
               Corp. of
               America
               Holdings(a)         8,196,250
    200,000    LifeCell
               Corp.(a)            6,444,000
    150,000    Lifepoint
               Hospitals,
               Inc.(a)             5,298,000
    100,000    Lincare
               Holdings,
               Inc.(a)             3,464,000
    280,000    Manor Care,
               Inc.               14,638,400
    200,000    Martek
               Biosciences
               Corp.(a)            4,302,000
     75,000    Matthews
               International
               Corp. - Class A     2,760,750
    350,000    McKesson HBOC,
               Inc.               18,452,000
    200,000    MedcoHealth
               Solutions,
               Inc.(a)            12,022,000
    375,000    Merck & Co.,
               Inc.               15,712,500
    775,000    Mylan
               Laboratories,
               Inc.               15,600,750
    200,000    Owens & Minor,
               Inc.                6,578,000
    550,000    Pfizer, Inc.       15,598,000
    100,000    Possis Medical,
               Inc.(a)               985,000


                                                   Schedule of Investments    33

ICON Healthcare Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
    475,000    PSS World
               Medical,
               Inc.(a)          $  9,495,250
    200,000    Psychiatric
               Solutions,
               Inc.(a)             6,818,000
    125,000    Quest
               Diagnostics,
               Inc.                7,645,000
    180,000    ResMed, Inc.(a)     7,245,000
    200,000    Respironics,
               Inc.(a)             7,722,000
    150,000    Sciele Pharma,
               Inc.(a)             2,826,000
    250,000    Stryker Corp.      12,397,500
    225,000    Teva
               Pharmaceutical
               Industries,
               Ltd. - ADR          7,670,250
    175,000    Thermo Electron
               Corp.(a)            6,882,750
    100,000    United Surgical
               Partners
               International,
               Inc.(a)             2,483,000
    225,000    UnitedHealth
               Group, Inc.        11,070,000

SHARES OR PRINCIPAL AMOUNT             VALUE
--------------------------------------------
    250,000    Universal
               Health
               Services,
               Inc. - Class B   $ 14,982,500
    100,000    Wellpoint,
               Inc.(a)             7,705,000
    200,000    Wyeth              10,168,000
    175,000    Zimmer
               Holdings,
               Inc.(a)            11,812,500
                                ------------
TOTAL COMMON STOCKS (COST
$539,402,020)                    623,318,835

SHORT-TERM INVESTMENTS (5.6%)
$36,047,065    Brown Brothers
               Harriman Time
               Deposit, 4.63%,
               10/02/06#          36,047,065
                                ------------
TOTAL SHORT TERM INVESTMENT
(COST $36,047,065)                36,047,065
TOTAL INVESTMENTS 102.0%
(COST $575,449,085)              659,365,900
LIABILITIES LESS OTHER ASSETS
(2.0)%                           (13,163,851)
                                ------------
TOTAL NET ASSETS 100.0%         $646,202,049
                                ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2006.
ADR   American Depositary Receipt


 34   Schedule of Investments

                                                             Management Overview

                                                           ICON Industrials Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                   94.8%
Top 10 Equity
Holdings                                                                   38.1%
Number of Stocks                                                              70
Short-Term Investments                                                      3.3%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
General Electric Co.                                                       15.2%
Lockheed Martin Corp.                                                       3.0%
Ryder System, Inc.                                                          3.0%
Bristow Group, Inc.                                                         2.8%
Kirby Corp.                                                                 2.7%
Northrop Grumman Corp.                                                      2.6%
Alaska Air Group, Inc.                                                      2.4%
General Dynamics Corp.                                                      2.3%
Gol-Linhas Aereas Inteligentes S.A. - ADR                                   2.1%
Raytheon Co.                                                                2.0%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the Fund's fiscal year ended September 30, 2006, its sector-specific benchmark, the S&P 1500 Industrials Index, gained 12.11%, and its broad benchmark, the S&P Composite 1500 Index, returned 10.32%. The ICON Industrials Fund fell behind both benchmarks with a 7.49% return. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. For much of the fiscal year, the Fund took advantage of the cyclical theme that has been in place since March 2003, outperforming both its broad and narrow benchmarks, even through a steep sell-off from mid-May to mid-June 2006.

   After three years of solid economic growth that greatly benefited economically sensitive industries such as those in the Industrials sector, we saw a sharp reversal begin in May that brought about a new theme featuring defensive industries. Very quickly, many top-performing industries that are more impacted by the ups and downs of the economy, especially transportation-related industries, became some of the worst performers in the sector.

   We watched our system closely during this period, waiting for our relative strength metrics to confirm the true industry leaders. As we gained more confidence that a new theme was indeed taking hold, we gradually moved away from cyclical holdings into more mature, recession-proof stocks. We saw more defensive industries, such as commercial printing, environmental & facilities services, and diversified commercial & professional services, emerge as the new industry leaders. While the ICON system's rigorous focus on valuation identified the new theme, the Fund missed some upside as we waited for leadership to develop clearly.

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. A strong point of the ICON system is its ability to recognize relative strength and to apply its method of rotating out of weak industries into those with improving relative strength. In July, our system began to distinguish that a new defensive theme was emerging, but we patiently waited for clarity from our relative strength readings to point to the new leading industries. As we gradually repositioned the Fund's holdings into the larger, more mature companies that represented relative strength, performance suffered.


                                                       Management Overview    35

ICON Industrials Fund

   Overall performance during the period was hampered by the Fund's underweight exposure to General Electric (GE), which makes up more than 23% of the S&P 1500 Industrials Index. GE is part of the industrial conglomerates industry, which our relative strength measures have placed near the bottom of all industries for much of the year. Beginning in early August, GE rallied with other larger-cap names in the sector, gaining 9% in just two months. Strong late-period performance and GE's significant weighting in the sector-specific index worked against relative returns.

   The Fund's selection of stocks in the aerospace & defense industry, which contributed the most to the total return of the S&P 1500 Industrials Index, was a factor in the Fund's relative underperformance. While the Fund's average position in the industry was only slightly underweight the benchmark, our valuation discipline did not point us toward stronger-performing large-cap names such as Boeing and Lockheed Martin until very late in the period when the market was favoring more mature companies.

   Finally, the Fund's overweighting in the building products industry hindered performance. Although this industry showed attractive valuations and strength from September 2005 through early May 2006, investor fears, particularly concerns over a potential housing slump, negatively impacted this industry and detracted the most from the Fund's total return.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE INDUSTRIALS SECTOR?

A. Although we currently see the greatest value in economically sensitive industries such as trucking and building products, we are finding the best combination of relative strength and value in more defensive industries such as commercial printing, environmental & facilities services, and diversified commercial & professional services. Using our valuation system, we plan to continue increasing exposure to the defensive industries that we see beginning to show leadership within the sector while keeping our eye on stocks with the best valuations.


 36   Management Overview

(TODD BURCHETT PHOTO)
Todd Burchett
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
    September 30, 2006

- The Fund lagged because of underweight exposure to General Electric, which contributed substantially to the benchmark's return but had poor relative strength for most of the period, according to our analysis.
- The Fund repositioned into stronger-performing larger-cap names in the aerospace & defense industry late in the period but underweight positions caused relative performance to lag.

- Investor concerns about the housing market negatively impacted the Fund's overweight position in the building products industry.


                                                       Management Overview    37

ICON Industrials Fund

INDUSTRY COMPOSITION
September 30, 2006

                            Aerospace & Defense  23.5%
                       Industrial Conglomerates  15.2%
                           Industrial Machinery  12.1%
             Oil & Gas Storage & Transportation  8.4%
                                         Marine  6.7%
                                       Airlines  6.0%
 Diversified Commercial & Professional Services  4.1%
                                       Trucking  3.0%
            Environmental & Facilities Services  2.9%
                 Oil & Gas Equipment & Services  2.8%
                            Commercial Printing  2.6%
   Construction & Farm Machinery & Heavy Trucks  2.5%
                                      Railroads  1.6%
                       Motorcycle Manufacturers  1.5%
              Electrical Components & Equipment  1.4%
                        Air Freight & Logistics  0.5%

Percentages are based upon net assets.


 38   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                              September 30, 2006

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       5/9/97
-----------------------------------------------------------------------------------------
ICON Industrials Fund                                 7.49%        9.81%        5.34%
-----------------------------------------------------------------------------------------
S&P 1500 Industrials Index                            12.11%       8.95%        6.99%
-----------------------------------------------------------------------------------------
S&P Composite 1500 Index                              10.32%       7.73%        7.48%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Industrials Index includes the reinvestment of dividends and capital gains distributions beginning on January 1, 2002. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2006
(LINE GRAPH)

                                                                              S&P 1500 INDUSTRIALS         S&P COMPOSITE 1500
                                                  ICON INDUSTRIALS FUND               INDEX                       INDEX
                                                  ---------------------       --------------------         ------------------
5/9/97                                                  10000.00                    10000.00                    10000.00
                                                        10790.00                    10956.00                    10767.00
9/30/97                                                 12400.00                    11623.00                    11700.00
                                                        11605.00                    11509.00                    11982.00
                                                        12995.00                    12970.00                    13604.00
                                                        11819.00                    12459.00                    13934.00
9/30/98                                                  9662.00                    10543.00                    12435.00
                                                        12226.00                    12465.00                    15137.00
                                                        11503.00                    12572.00                    15687.00
                                                        13080.00                    14186.00                    16907.00
9/30/99                                                 11295.00                    13339.00                    15832.00
                                                        11402.00                    14537.00                    18202.00
                                                        11068.00                    14412.00                    18764.00
                                                        10568.00                    14190.00                    18278.00
9/30/00                                                 10805.00                    15263.00                    18271.00
                                                        11888.00                    15228.00                    16935.00
                                                        10706.00                    13632.00                    14961.00
                                                        12055.00                    15157.00                    15943.00
9/30/01                                                 10205.00                    12296.00                    13569.00
                                                        12079.00                    14343.00                    15133.00
                                                        13164.00                    14377.00                    15278.00
                                                        12114.00                    12531.00                    13315.00
9/30/02                                                  9500.00                    10293.00                    11015.00
                                                         9536.00                    10852.00                    11909.00
                                                         8462.00                    10266.00                    11511.00
                                                         9680.00                    11879.00                    13320.00
9/30/03                                                 10504.00                    12492.00                    13735.00
                                                        12032.00                    14340.00                    15431.00
                                                        12127.00                    14277.00                    15761.00
                                                        12807.00                    15482.00                    16035.00
9/30/04                                                 12556.00                    15376.00                    15735.00
                                                        14466.00                    17028.00                    17251.00
                                                        14155.00                    16729.00                    16908.00
                                                        14023.00                    16279.00                    17198.00
9/30/05                                                 15158.00                    16832.00                    17852.00
                                                        15640.00                    17672.00                    18230.00
                                                        18241.00                    19190.00                    19115.00
                                                        18117.00                    19115.00                    18786.00
9/30/06                                                 16292.00                    18871.00                    19693.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    39

Schedule of Investments

ICON Industrials Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (94.8%)
    40,000    AAR Corp.(a)       $    953,600
    60,000    AGCO Corp.(a)         1,521,000
    67,000    Alaska Air Group,
              Inc.(a)               2,548,680
    17,500    Alliant
              Techsystems,
              Inc.(a)               1,418,550
    30,000    American
              Commercial Lines,
              Inc.(a)               1,783,500
    38,300    AMR Corp.(a)            886,262
    66,800    Barnes Group,
              Inc.                  1,173,008
    85,000    Bristow Group,
              Inc.(a)               2,924,000
     9,000    British Airways
              PLC - ADR(a)            720,180
     6,000    Canadian National
              Railway Co. - ADR       251,640
    10,000    Canadian Pacific
              Railway, Ltd. -
              ADR                     497,400
    25,000    Ceradyne, Inc.(a)     1,027,250
    15,000    Cintas Corp.            612,450
    10,000    Consolidated
              Graphics, Inc.(a)       601,700
    17,000    CSX Corp.               558,110
    50,000    Curtiss-Wright
              Corp.                 1,517,500
    20,000    Danaher Corp.         1,373,400
    50,000    Double Hull
              Tankers, Inc.           687,500
    10,000    Dover Corp.             474,400
    26,000    DRS Technologies,
              Inc.                  1,135,420
    22,000    Dun & Bradstreet
              Corp.(a)              1,649,780
    25,000    Dynamex, Inc.(a)        518,750
    20,000    Eaton Corp.           1,377,000
    25,000    Ennis, Inc.             541,250
    14,000    Equifax, Inc.           513,940
    75,000    Excel Maritime
              Carriers, Ltd.(a)       888,750
    15,000    Franklin Electric
              Co., Inc.               797,100
    25,000    Frontline, Ltd.         962,750
    32,000    Gardner Denver,
              Inc.(a)               1,058,560

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    34,000    General Dynamics
              Corp.              $  2,436,780
   457,300    General Electric
              Co.                  16,142,690
    30,000    General Maritime
              Corp.                 1,097,400
    65,000    Gol - Linhas
              Aereas
              Inteligentes
              S.A. - ADR            2,232,750
    25,000    Harley-Davidson,
              Inc.                  1,568,750
    10,000    Harsco Corp.            776,500
    61,700    Healthcare
              Services Group,
              Inc.                  1,552,372
    15,000    HEICO Corp.             514,500
    14,800    IDEX Corp.              637,140
    28,000    Ingersoll Rand
              Co., Ltd. - Class
              A                     1,063,440
    20,000    Kaydon Corp.            740,400
    90,000    Kirby Corp.(a)        2,819,700
    25,000    Knightsbridge
              Tankers, Ltd.           645,500
    15,000    L-3
              Communications
              Holdings, Inc.        1,174,950
    19,000    Lincoln Electric
              Holdings, Inc.        1,034,550
    37,500    Lockheed Martin
              Corp.                 3,227,250
    40,000    Moog, Inc.-Class
              A(a)                  1,386,400
    40,000    Northrop Grumman
              Corp.                 2,722,800
    50,000    OMI Corp.             1,085,500
    30,000    Overseas
              Shipholding
              Group, Inc.           1,853,100
    20,000    PACCAR, Inc.          1,140,400
    10,000    Parker Hannifin
              Corp.                   777,300
    25,000    Precision
              Castparts Corp.       1,579,000
    50,000    Quintana
              Maritime, Ltd.          512,500
    50,000    R.R. Donnelley &
              Sons Co.              1,648,000
    45,000    Raytheon Co.          2,160,450
    15,000    Regal-Beloit
              Corp.                   652,500


 40   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    50,000    Republic
              Services, Inc.     $  2,010,500
    61,100    Ryder System,
              Inc.                  3,157,648
    50,000    Seaspan Corp.         1,124,000
    30,000    Ship Finance
              International,
              Ltd.                    597,000
    20,000    Teekay Shipping
              Corp.                   822,200
    25,000    Teledyne
              Technologies,
              Inc.(a)                 990,000
    15,000    The Middleby
              Corp.(a)              1,155,900
    40,000    Timken Co.            1,191,200
    25,000    Tsakos Energy
              Navigation, Ltd.      1,115,000
     5,000    Union Pacific
              Corp.                   440,000
    20,000    United Industrial
              Corp.                 1,070,000
    25,000    United
              Technologies
              Corp.                 1,583,750

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    15,000    Waste
              Connections,
              Inc.(a)            $    568,650
    15,000    Waste Management,
              Inc.                    550,200
                                 ------------
TOTAL COMMON STOCKS
(COST $91,587,836)                100,532,100

SHORT-TERM INVESTMENTS (3.3%)
$3,471,837    Brown Brothers
              Harriman Time
              Deposit,
              4.63%, 10/02/06#      3,471,837
                                 ------------
TOTAL SHORT-TERM INVESTMENT
(COST $3,471,837)                   3,471,837
TOTAL INVESTMENTS 98.1%
(COST $95,059,673)                104,003,937
OTHER ASSETS LESS LIABILITIES
1.9%                                2,010,713
                                 ------------
TOTAL NET ASSETS 100.0%          $106,014,650
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2006.
ADR  American Depositary Receipt.


                                                   Schedule of Investments    41

Management Overview

ICON Information Technology Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                  100.2%
Top 10 Equity
Holdings                                                                   59.1%
Number of Stocks                                                              54
Short-Term Investments                                                      2.5%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
Microsoft Corp.                                                            12.3%
Intel Corp.                                                                 7.8%
Cisco Systems, Inc.                                                         7.0%
International Business Machines Corp.                                       6.3%
Google, Inc. - Class A                                                      5.8%
Hewlett-Packard Co.                                                         5.6%
Oracle Corp.                                                                4.7%
Motorola, Inc.                                                              3.5%
Texas Instruments, Inc.                                                     3.3%
Apple Computer, Inc.                                                        2.8%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Information Technology Fund gained 0.23% in the fiscal year ended September 30, 2006, trailing its narrow benchmarks, the S&P 1500 Information Technology Index and the NASDAQ Composite Index, which returned 4.35% and 5.84%, respectively, and also underperforming its broad benchmark, the S&P Composite 1500 Index, which returned 10.32%. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. As the Fund entered the fiscal period, domestic technology stocks were trading about 10% below our calculation of their intrinsic value and keeping pace with the broader market rally. Technology gains continued through April 2006 as strong corporate earnings seemed to prevail over investor concerns regarding rising oil and commodity prices and higher interest rates.

   In early May, however, a market shift occurred. Investors sold the more economically sensitive sectors that we had seen dominate the past three-and-a-half years in favor of more defensive issues. The small- and mid-cap cyclical stocks that had led the market became some of the worst performers, and more mature, stable companies from the large-cap segment of the market advanced, with an emphasis on industries that are less tied to the ups and downs of the economy.

   For a number of weeks, definitive market leadership was hard to discern, and we waited for our relative strength metrics to confirm the emerging industry leaders. As our system validated the emergence of a new theme, we gradually moved the Fund away from cyclical holdings into more mature, recession-proof stocks. While the ICON valuation system identified the new theme, the Fund's relative performance suffered significantly in the third and fourth fiscal quarters due to its underweighting in large capitalization stocks, which comprise a large portion of the S&P 1500 Information Technology Index and outperformed.

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. The period was marked by a lack of clear and persistent industry leadership in the sector, a difficult setting for our value-driven industry rotation strategy. Because our quantitative analysis did not identify definitive combinations of industry value and relative strength for most of the year, the Fund did not take an aggressively high weighting or tilt significantly toward any one of the 15 industries we track in the sector.


 42   Management Overview

(ROBERT STRAUS, CMT PHOTO)
Robert Straus, CMT
Portfolio Manager

   Entering the period, the ICON system did not perceive significant industry discrepancies in the sector with respect to valuation. The Fund did not carry as large a weighting in Cisco Systems, Inc. as the benchmark due to our valuation readings. Since Cisco performed strongly during the period, as did other large-cap technology companies, the Fund's underweight position undermined relative performance.
   Within the Fund's industry composition, absolute performance was most hindered by exposure to the communications equipment, application software, and semiconductors industries.

   The systems software group also hurt relative performance, primarily due to the Fund's underweight position in Microsoft, which is classified in this industry. When our systematic approach picked up on the thematic move into larger cap names during the final fiscal quarter, we moved aggressively into the larger cap technology stocks such as Microsoft. By the end of the period, Microsoft made up 12.3% of the Fund's net assets, trading at about a 20% discount to our estimate of its intrinsic worth. Nevertheless, the relative underweighting in this stock adversely affected returns.

   Among the industries that contributed the most to absolute performance were IT consulting & services, systems software, and computer hardware. The internet software & services industry helped both absolute and relative performance, particularly when the Fund avoided Yahoo, which comprises 2.1% of the benchmark and declined approximately 25.3% for the period.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE INFORMATION TECHNOLOGY SECTOR?

A. We continue to believe that the rally in the Information Technology sector has the potential to remain in place, based on our overall valuation of the group. We also expect the larger cap blue chip companies such as Microsoft, Intel, and Cisco to continue to lead the sector due to their strong combinations of value and relative strength. Accordingly, we have tilted the Fund toward this segment as our metrics have guided us.


                                                       Management Overview    43

ICON Information Technology Fund

    PERFORMANCE HIGHLIGHTS
    September 30, 2006

- A lack of clear and persistent industry leadership following a market reversal in mid-May made for a difficult setting for the Fund.

- Relative performance suffered from an underweighting in large capitalization stocks, which comprise a large portion of the S&P 1500 Information Technology Index and performed strongly in the third and fourth fiscal quarters.

- Performance was most hindered by exposure to the communications equipment, application software, semiconductors, and systems software industries.


 44   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2006

                                    Systems Software  18.7%
                                      Semiconductors  18.7%
                                   Computer Hardware  17.9%
                            Communications Equipment  16.6%
                        Internet Software & Services  6.3%
                      IT Consulting & Other Services  6.0%
                                  Office Electronics  4.6%
               Integrated Telecommunication Services  2.9%
                             Semiconductor Equipment  2.3%
               Data Processing & Outsourced Services  1.5%
                   Electronic Manufacturing Services  1.4%
                  Electronic Equipment Manufacturers  1.2%
                      Computer Storage & Peripherals  0.9%
                             Technology Distributors  0.8%
                                Application Software  0.4%

Percentages are based upon net assets.


                                                       Management Overview    45

AVERAGE ANNUAL TOTAL RETURN
September 30, 2006

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS      2/19/97
-----------------------------------------------------------------------------------------
ICON Information Technology Fund                      0.23%        2.25%        10.05%
-----------------------------------------------------------------------------------------
S&P 1500 Information Technology Index                 4.35%        5.76%        5.17%
-----------------------------------------------------------------------------------------
NASDAQ Composite Index                                5.84%        9.16%        5.85%
-----------------------------------------------------------------------------------------
S&P Composite 1500 Index                              10.32%       7.73%        7.49%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

VALUE OF A $10,000 INVESTMENT
through September 30, 2006
(LINE GRAPH)

                                                                     S&P 1500
                                          ICON INFORMATION         INFORMATION          NASDAQ COMPOSITE      S&P COMPOSITE 1500
                                          TECHNOLOGY FUND        TECHNOLOGY INDEX            INDEX                  INDEX
                                          ----------------       ----------------       ----------------      ------------------
2/19/97                                       10000.00               10000.00               10000.00               10000.00
                                               9210.00                9036.00                8949.00                9334.00
                                              10850.00               10958.00               10580.00               10941.00
9/30/97                                       12961.00               12853.00               12379.00               11890.00
                                              10432.00               11312.00               11546.00               12176.00
                                              11524.00               13581.00               13511.00               13824.00
                                              11088.00               14584.00               13960.00               14160.00
9/30/98                                        9569.00               14126.00               12492.00               12636.00
                                              13975.00               19383.00               16188.00               15382.00
                                              15490.00               21379.00               18185.00               15941.00
                                              19901.00               24062.00               19862.00               17181.00
9/30/99                                       21008.00               25075.00               20319.00               16088.00
                                              29493.00               34155.00               30129.00               18496.00
                                              36190.00               38844.00               33868.00               19068.00
                                              33516.00               35387.00               29387.00               18574.00
9/30/00                                       33456.00               30971.00               27224.00               18567.00
                                              33646.00               21169.00               18322.00               17209.00
                                              28149.00               16075.00               13657.00               15203.00
                                              32236.00               18117.00               16051.00               16202.00
9/30/01                                       22449.00               12273.00               11140.00               13789.00
                                              29269.00               16476.00               14507.00               15378.00
                                              29699.00               15416.00               13738.00               15525.00
                                              23079.00               11450.00               10903.00               13530.00
9/30/02                                       17208.00                8437.00                8742.00               11194.00
                                              17151.00               10296.00                9972.00               12101.00
                                              15568.00               10196.00               10030.00               11697.00
                                              20892.00               12127.00               12147.00               13536.00
9/30/03                                       23798.00               13474.00               13388.00               13957.00
                                              25210.00               15226.00               15035.00               15681.00
                                              25411.00               14887.00               14982.00               16016.00
                                              24059.00               15249.00               15402.00               16295.00
9/30/04                                       22736.00               13698.00               14287.00               15990.00
                                              26190.00               15568.00               16411.00               17530.00
                                              23340.00               14420.00               15106.00               17181.00
                                              23831.00               14661.00               15570.00               17477.00
9/30/05                                       25039.00               15563.00               16314.00               18141.00
                                              25154.00               15815.00               16760.00               18525.00
                                              26678.00               16615.00               17829.00               19424.00
                                              24376.00               15090.00               16579.00               19090.00
9/30/06                                       25095.00               16240.00               17267.00               20012.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 46   Management Overview

                                                         Schedule of Investments

                                                ICON Information Technology Fund
                                                              September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (100.2%)
   627,200    Advanced
              Semiconductor
              Engineering,
              Inc. - ADR(a)      $  2,929,024
   154,100    Altera Corp.()(a)     2,832,358
    26,800    Amphenol Corp. -
              Class A               1,659,724
    20,100    Anixter
              International,
              Inc.                  1,135,047
    87,100    Apple Computer,
              Inc.()(a)             6,709,313
   137,100    Applied
              Materials, Inc.       2,430,783
    67,600    AT&T, Inc.            2,201,056
    14,500    Brother
              Industries,
              Ltd. - ADR            1,823,784
    11,800    BT Group PLC -
              ADR                     596,726
    99,450    Canon, Inc. - ADR     5,200,241
   740,400    Cisco Systems,
              Inc.(a)              17,029,200
    66,700    Cognizant
              Technology
              Solutions
              Corp.(a)              4,939,802
    34,900    Convergys
              Corp.(a)                720,685
   198,900    Corning, Inc.(a)      4,855,149
   229,700    Dell, Inc.(a)         5,246,348
    33,700    Diebold, Inc.         1,466,961
    40,500    eBay, Inc.(a)         1,148,580
   182,700    EMC Corp.(a)          2,188,746
    42,600    Fiserv, Inc.(a)       2,006,034
    39,700    Global Imaging
              Systems, Inc.(a)        876,179
    34,800    Google, Inc. -
              Class A(a)           13,986,120
    54,700    Harris Corp.          2,433,603
   372,500    Hewlett-Packard
              Co.                  13,667,025
     9,900    High Tech
              Computer Corp. -
              GDR                   1,039,500
   275,700    Hon Hai Precision
              Industry Co.,
              Ltd. - GDRv           3,382,849
   115,400    Infosys
              Technologies,
              Ltd. - ADR            5,508,042
   918,200    Intel Corp.          18,887,374
   185,400    International
              Business Machines
              Corp.                15,191,676

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    28,000    KLA-Tencor Corp.   $  1,245,160
    11,300    Mastercard,
              Inc. - Class A(a)       794,955
    17,700    MEMC Electronic
              Materials,
              Inc.(a)                 648,351
    30,500    Mentor Graphics
              Corp.(a)                429,440
     7,100    Mettler-Toledo
              International,
              Inc.(a)                 469,665
 1,093,500    Microsoft Corp.      29,885,355
   338,800    Motorola, Inc.        8,470,000
    26,700    National
              Semiconductor
              Corp.                   628,251
    56,800    Nokia Corp. - ADR     1,118,392
   642,600    Oracle Corp.(a)      11,399,724
   109,400    Qualcomm, Inc.        3,976,690
    22,100    Research in
              Motion, Ltd.(a)       2,268,786
    12,800    Rogers Corp.(a)         790,400
    11,500    SAP AG - ADR            569,250
   108,700    Satyam Computer
              Services, Ltd. -
              ADR                   4,205,603
    54,900    Silicon Image,
              Inc.(a)                 698,328
   614,857    Siliconware
              Precision
              Industries Co. -
              ADR                   3,658,399
    31,800    Standard
              Microsystems
              Corp.(a)                903,756
   187,700    Symantec Corp.(a)     3,994,256
   573,562    Taiwan
              Semiconductor
              Manufacturing
              Co., Ltd. - ADR       5,506,195
    66,900    Telenor ASA - ADR     2,605,086
    35,100    Tessera
              Technology,
              Inc.(a)               1,220,778
   236,800    Texas
              Instruments, Inc.     7,873,600
    52,000    Trident
              Microsystems,
              Inc.(a)               1,209,520
    44,300    Verizon
              Communications,
              Inc.                  1,644,859
   261,700    Xerox Corp.(a)        4,072,052
                                 ------------
TOTAL COMMON STOCKS
(Cost $215,377,302)               242,378,780


                                                   Schedule of Investments    47

ICON Information Technology Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
SHORT-TERM INVESTMENTS (2.5%)
$6,174,683    Brown Brothers
              Harriman Time
              Deposit, 4.63%,
              10/02/06#          $  6,174,683
                                 ------------
TOTAL SHORT-TERM INVESTMENT
(COST $6,174,683)                   6,174,683
TOTAL INVESTMENTS
(COST $221,551,985) 102.7%        248,553,463
LIABILITIES LESS OTHER ASSETS
(2.7)%                             (6,565,009)
                                 ------------
TOTAL NET ASSETS 100.0%          $241,988,454
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
# BBH Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2006.
ADR American Depositary Receipt.
GDR Global Depositary Receipt.

v Security was fair valued as of September 30, 2006. Total value of the security was $3,382,849.


 48   Schedule of Investments

                                                             Management Overview

                                          ICON Leisure and Consumer Staples Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                  100.2%
Top 10 Equity
Holdings                                                                   33.2%
Number of Stocks                                                              57
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
Procter & Gamble Co.                                                        5.2%
Comcast Corp. - Class A                                                     4.2%
Altria Group, Inc.                                                          4.0%
The Pepsi Bottling
Group, Inc.                                                                 3.3%
The DIRECTV Group, Inc.                                                     3.0%
McDonald's Corp.                                                            2.9%
Coca-Cola Enterprises, Inc.                                                 2.8%
Kroger Co.                                                                  2.7%
Bunge, Ltd.                                                                 2.6%
The Walt Disney Co.                                                         2.5%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Leisure and Consumer Staples Fund gained 0.11% for the fiscal year ended September 30, 2006, trailing its sector-specific benchmarks, the S&P 1500 Consumer Staples Index and the S&P 1500 Consumer Discretionary Index, which returned 10.98% and 7.38%, respectively. Although neither index is an ideal comparison, together they provide a suitable reference for the Fund's overall performance in its sectors. Additionally, the Fund fell short of its broad benchmark, the S&P Composite 1500 Index, which returned 10.32% over the same period. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. Beginning in mid-May, the small- and mid-cap cyclical stocks that we saw dominate the first three years of the bull market rapidly became some of the worst performers in virtually every sector, but clear leadership was elusive. We watched our system closely during this time of ambiguity, waiting for our relative strength metrics to confirm the true industry leaders. As we gained more confidence that the new theme was indeed taking hold, we gradually moved away from cyclical holdings into more mature, recession-proof stocks. While the ICON system's rigorous focus on valuation identified the new theme, the Fund missed some upside as we waited for leadership to develop clearly.

   In addition, the Fund suffered from poor performance within several industries, including packaged foods & meats, personal products, and food distributors, and from severe declines among several specific holdings.

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. On an industry basis, strong relative performance in the agricultural products, hotels, resorts & cruise lines, soft drinks, and restaurant industries was not enough to overcome the Fund's exposure to industries that were plagued by stock-specific declines, namely packaged foods & meats, personal products, and food distributors.

   During the fiscal year, the Fund's performance was significantly hampered by the poor showing of four individual holdings. Although these stocks initially met our valuation and relative strength criteria, their abysmal market performance caused meaningful losses to the Fund.

- Inventure Group Inc., which makes snack chips, dips, and store brand snack foods, lost 30% in one day when it announced negative earnings

                                                       Management Overview    49

ICON Leisure and Consumer Staples Fund

(DEREK ROLLINGSON PHOTO)
Derek Rollingson
Portfolio Manager

   and an intent to acquire licenses for Mrs. Field's, a maker of brownies, cookies, pretzels, and other baked goods.

- Spectrum Brands Inc., which sells rechargeable and hearing aid batteries and is the No. 3 battery maker in the United States, lost 28% in one day after it lowered earnings guidance.

- Wholesale food distributor Nash-Finch Company also fell drastically after missing earnings per share estimates by 58%.

- The Fund's returns were further weakened by disappointing performance from United Natural Foods, Inc. and Parlux Fragrances, Inc.
All stocks mentioned above were liquidated from the Fund during the period.

The Fund's underweight position in companies such as Wal-Mart Stores, Inc. was also a detractor to relative performance. Wal-Mart accounts for nearly 10% of the S&P Consumer Staples Index and gained almost 14% during the last 12 months, but we held a smaller position due to what we believed was a less than optimal combination of value and relative strength.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE LEISURE AND CONSUMER STAPLES SECTORS?

A. The average Leisure and Consumer Staples stock in ICON's database is trading well below our estimate of fair value, so we are encouraged from a sector valuation perspective. We continue to make adjustments to the Fund in an effort to capture the new market theme that emerged in the final three months of the period. Specifically, we are being guided by the ICON system to reduce exposure to the food distributors industry, based on declining relative strength, and to increase the Fund's position in the broadcasting & cable TV industry, which we see demonstrating value.

    PERFORMANCE HIGHLIGHTS

    September 30, 2006

- The Fund responded late in the period to the significant market reversal that began in May, but gave up some gains while it waited for clarity in industry leadership.

- Positions in the poor-performing packaged foods & meats, personal products, and food distributors industries caused the Fund to lag its benchmark.

- An underweight position in larger companies such as Wal-Mart Stores, Inc. was a detractor to relative performance.

 50   Management Overview

                                                            INDUSTRY COMPOSITION
                                                              September 30, 2006

                          Broadcast & Cable TV  15.4%
                        Packaged Foods & Meats  12.4%
                                   Soft Drinks  9.8%
                        Movies & Entertainment  6.6%
                            Household Products  5.9%
                                   Restaurants  5.6%
                             Personal Products  5.4%
                                   Food Retail  5.1%
                          Agriculture Products  4.2%
                                       Tobacco  4.0%
                                    Publishing  3.8%
                Hotels, Resorts & Cruise Lines  3.6%
                  Hypermarkets & Super Centers  3.2%
                              Specialty Stores  2.9%
                                   Drug Retail  2.4%
                         Distillers & Vintners  1.9%
                              Leisure Products  1.8%
                             Computer Hardware  1.5%
                  Internet Software & Services  1.5%
                             Food Distributors  1.3%
                      Motorcycle Manufacturers  1.0%
  Construction & Farm Machinery & Heavy Trucks  0.9%

Percentages are based upon net assets.


                                                       Management Overview    51

ICON Leisure and Consumer Staples Fund

AVERAGE ANNUAL TOTAL RETURN
September 30, 2006

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       5/9/97
-----------------------------------------------------------------------------------------
ICON Leisure and Consumer Staples Fund                0.11%        10.12%       9.60%
-----------------------------------------------------------------------------------------
S&P 1500 Consumer Discretionary Index                 7.38%        8.37%        7.32%
-----------------------------------------------------------------------------------------
S&P 1500 Consumer Staples Index                       10.98%       7.14%        6.02%
-----------------------------------------------------------------------------------------
S&P Composite 1500 Index                              10.32%       7.73%        7.48%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found on pages 2 and 3.

VALUE OF A $10,000 INVESTMENT
through September 30, 2006
(LINE GRAPH)

                                          ICON LEISURE AND
                                          CONSUMER STAPLES      S&P 1500 CONSUMER      S&P 1500 CONSUMER      S&P COMPOSITE 1500
                                                FUND           DISCRETIONARY INDEX       STAPLES INDEX              INDEX
                                          ----------------     -------------------     -----------------      ------------------
5/9/97                                        10000.00               10000.00               10000.00               10000.00
                                              10440.00               10706.00               10532.00               10769.00
9/30/97                                       11350.00               11749.00               10622.00               11703.00
                                              11555.00               12154.00               11706.00               11985.00
                                              12688.00               14320.00               12925.00               13606.00
                                              12347.00               15454.00               13400.00               13937.00
9/30/98                                       11826.00               12705.00               11479.00               12437.00
                                              13616.00               16298.00               14093.00               15140.00
                                              14416.00               17659.00               13631.00               15689.00
                                              15440.00               18587.00               13776.00               16910.00
9/30/99                                       13571.00               16840.00               12269.00               15835.00
                                              13002.00               19631.00               13169.00               18205.00
                                              12647.00               19006.00               12188.00               18768.00
                                              13559.00               17347.00               12880.00               18282.00
9/30/00                                       14286.00               16547.00               12860.00               18274.00
                                              14871.00               15912.00               13891.00               16938.00
                                              15042.00               15034.00               12860.00               14963.00
                                              17058.00               16612.00               13581.00               15946.00
9/30/01                                       14609.00               12992.00               12273.00               13572.00
                                              18594.00               15605.00               12863.00               15136.00
                                              21074.00               16136.00               14032.00               15281.00
                                              20035.00               14409.00               13625.00               13317.00
9/30/02                                       17369.00               11935.00               12199.00               11017.00
                                              16795.00               12210.00               12350.00               11911.00
                                              16129.00               11940.00               11560.00               11513.00
                                              18595.00               14322.00               12639.00               13323.00
9/30/03                                       19262.00               14736.00               12824.00               13737.00
                                              21387.00               16872.00               13864.00               15434.00
                                              22999.00               17298.00               14683.00               15764.00
                                              23512.00               17161.00               14784.00               16038.00
9/30/04                                       22504.00               16962.00               13930.00               15738.00
                                              25211.00               19303.00               15074.00               17254.00
                                              25627.00               18422.00               15205.00               16911.00
                                              24876.00               18454.00               15159.00               17202.00
9/30/05                                       23632.00               18085.00               15611.00               17855.00
                                              22656.00               18379.00               15666.00               18234.00
                                              24351.00               19041.00               15951.00               19118.00
                                              22887.00               18586.00               16412.00               18789.00
9/30/06                                       23659.00               19419.00               17326.00               19697.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


 52   Management Overview

                                                         Schedule of Investments

                                          ICON Leisure And Consumer Staples Fund
                                                              September 30, 2006

SHARES                                  VALUE
---------------------------------------------
COMMON STOCKS (100.2%)
 35,000    4Kids Entertainment,
           Inc.(a)                $   577,500
 52,900    A.C. Moore Arts &
           Crafts, Inc.(a)          1,006,687
 24,700    AGCO Corp.(a)              626,145
 18,500    Alberto-Culver Co.         935,915
 35,500    Altria Group, Inc.       2,717,525
 94,800    American Italian
           Pasta Co.(a)               737,544
 24,300    BJ's Wholesale Club,
           Inc.(a)                    709,074
 31,000    Bunge, Ltd.              1,796,450
 73,100    Cablevision Systems
           Corp. - Class A          1,660,101
 22,300    Carnival Corp.           1,048,769
  9,700    Central Garden & Pet
           Co.(a)                     468,122
 15,400    Chattem, Inc.(a)           540,848
 27,800    Clear Channel
           Communications, Inc.       802,030
 90,600    Coca-Cola
           Enterprises, Inc.        1,887,198
 77,200    Comcast Corp. - Class
           A(a)                     2,844,820
 59,100    ConAgra Foods, Inc.      1,446,768
 28,100    Constellation Brands,
           Inc.(a)                    808,718
 32,600    Corn Products
           International, Inc.      1,060,804
 50,100    CVS Corp.                1,609,212
 25,800    Dean Foods Co.(a)        1,084,116
 21,400    Dick's Sporting
           Goods, Inc.(a)             974,128
 43,200    EchoStar
           Communications
           Corp. - Class A(a)       1,414,368
 14,900    Fomento Economico
           Mexicano, S.A. de
           C.V. - ADR               1,444,406
  2,500    Google, Inc. - Class
           A(a)                     1,004,750
 81,500    Gruma S.A. - ADR           986,150
 23,200    Grupo Televisa S.A. -
           ADR                        493,232
 10,800    Harley-Davidson, Inc.      677,700

SHARES                                  VALUE
---------------------------------------------
 28,400    Hewlett-Packard Co.    $ 1,041,996
 21,200    Hilton Hotels Corp.        590,420
 30,500    Hormel Foods Corp.       1,097,390
 21,300    Jack In the Box,
           Inc.(a)                  1,111,434
 12,700    Kellogg Co.                628,904
 79,000    Kroger Co.               1,828,060
 20,200    Marriott
           International,
           Inc. - Class A             780,528
 63,000    Mattel, Inc.             1,241,100
 50,800    McDonald's Corp.         1,987,296
177,400    Mediacom
           Communications
           Corp.(a)                 1,263,088
 12,400    Meredith Corp.             611,692
 23,000    MGP Ingredients, Inc.      489,210
 33,500    NBTY, Inc.(a)              980,545
 12,700    Nestle S.A. - ADR        1,110,615
 51,900    News Corp. - Class A     1,019,835
 37,200    O'Charley's, Inc.(a)       705,684
 16,700    PepsiCo, Inc.            1,089,842
 57,600    Procter & Gamble Co.     3,570,048
106,300    Rentrak Corp.(a)         1,213,946
 55,400    Safeway, Inc.            1,681,390
 39,500    Scholastic Corp.(a)      1,230,425
 17,500    Smithfield Foods,
           Inc.(a)                    472,850
 54,100    Spartan Stores, Inc.       914,290
102,900    The DIRECTV Group,
           Inc.(a)                  2,025,072
 63,400    The Pepsi Bottling
           Group, Inc.              2,250,700
 54,900    The Walt Disney Co.      1,696,959
 17,800    Thompson Corp.             717,340
 53,900    Tyson Foods, Inc. -
           Class A                    855,932
 27,700    USANA Health
           Sciences, Inc.(a)        1,235,143
 29,900    Wal-Mart Stores, Inc.    1,474,668
                                  -----------
TOTAL INVESTMENTS
(COST $63,734,199) 100.2%          68,279,482
LIABILITIES LESS OTHER ASSETS
(0.2)%                               (143,442)
                                  -----------
TOTAL NET ASSETS 100.0%           $68,136,040
                                  ===========

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
ADR American Depositary Receipt

                                                   Schedule of Investments    53

Management Overview

ICON Materials Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                  100.5%
Top 10 Equity
Holdings                                                                   42.3%
Number of Stocks                                                              41
Percentages are based upon net
assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
E.I. du Pont de Nemours
and Co.                                                                     7.1%
Praxair, Inc.                                                               5.4%
Air Products & Chemical, Inc.                                               4.3%
Myers Industries, Inc.                                                      4.1%
Hercules, Inc.                                                              3.8%
PPG Industries, Inc.                                                        3.8%
OM Group, Inc.                                                              3.7%
International Flavors & Fragrances, Inc.                                    3.6%
Spartech Corp.                                                              3.3%
Pactiv Corp.                                                                3.2%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Materials Fund gained 11.17% for the fiscal year ended September 30, 2006, outpacing the 10.32% return of its broad benchmark, the S&P Composite 1500 Index, but underperforming the 16.52% return of its sector-specific benchmark, the S&P 1500 Materials Index. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Materials sector experienced a volatile 12 months. At the outset of the reporting period, the ICON system measured the sector at 14% below our estimate of fair value, indicating widespread value. Following a significant rally in the spring, driven by the rising price of steel and aluminum, the sector began moving toward fair value. Materials stocks then declined in the last half of the period, finishing considerably undervalued by 18%, according to our calculations.

   The Fund's overweight position in the steel industry played a large role in its relative underperformance. For more than three years, our analysis has indicated that steel has both value and relative strength so the Fund held a sizeable weighting, but in the second half of the period, the industry declined sharply.

   Finally, the Fund's relative performance was also hindered by its overweight position in the gold industry. The gold industry suffered significant losses during the month of September. At the time of the price collapse, our system indicated both value and relative strength in gold, and the Fund held a substantial position.

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. The Fund relies on the ICON valuation system to determine industry composition, based on how our model measures overpricing and underpricing throughout the sector. Guided by valuation, the Fund's overweight and underweight positions in several industries influenced performance.

   An overweight position and skillful stock selection in the specialty chemicals industry contributed positively as holdings such as OM Group, Inc., (3.7% of the Fund at year-end) which produces metal-based specialty chemicals for the aerospace, automotive, computer, construction, and consumer electronics industries, performed well. The Fund's overweight position in the diversified metals & mining industry also boosted overall performance.

 54   Management Overview

(DEREK ROLLINGSON PHOTO)
Derek Rollingson
Portfolio Manager

   While the Fund lagged its sector benchmark, we were able to avoid additional losses by not owning poor-performing forest stocks such as Louisiana-Pacific Corporation and Weyerhaeuser Company during the fiscal year.

   Although ICON's investment process is multi-cap and essentially indifferent to market capitalization when selecting stocks, the Fund's composition may be situated in a particular market cap range as a result of its holdings. As it was with the Materials Fund, a larger position in small-cap stocks within the steel industry detracted from performance when large-cap steel companies were better able to withstand the industry slump.

   In addition, the Fund's underweight position coupled with unfavorable stock selection in the fertilizers & agricultural chemicals industry thwarted returns as this industry performed well in the benchmark.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MATERIALS SECTOR?

A. We continue to evaluate bargains in the Materials sector as a whole. Given that we believe there is ample value, we are focusing on relative strength measures to determine exactly which industries may lead in the future. Specialty chemicals, metal & glass containers, and commodity chemicals are particularly attractive.

   Our analysis concludes that the steel industry theme of the previous three years has lost some momentum as indicated by our relative strength measurements, and we are currently reducing the Fund's exposure in the industry. As our system has detected increased value and relative strength in larger capitalization stocks, the diversified chemicals industry has become more attractive.

    PERFORMANCE HIGHLIGHTS
    September 30, 2006

- The Fund's overweight positions in the steel and gold industries helped in the first half but were largely responsible for its relative underperformance during the second half of the fiscal year.

- An underweight position coupled with unfavorable stock selection in the fertilizers & agricultural chemicals industry hampered returns.

- A lack of exposure to poor-performing forest products stocks helped the Fund avoid significant losses as the industry struggled.


                                                       Management Overview    55

ICON Materials Fund

INDUSTRY COMPOSITION
September 30, 2006

                      Specialty Chemicals  23.8%
                    Diversified Chemicals  22.7%
                 Metal & Glass Containers  11.4%
                         Industrial Gases  9.6%
                                    Steel  9.1%
                      Commodity Chemicals  7.0%
                          Paper Packaging  6.1%
              Diversified Metals & Mining  3.5%
               Precious Metals & Minerals  3.1%
                                     Gold  2.8%
                           Paper Products  1.4%

Percentages are based upon net assets.


 56   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                              September 30, 2006

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       5/5/97
-----------------------------------------------------------------------------------------
ICON Materials Fund                                   11.17%       17.40%       3.16%
-----------------------------------------------------------------------------------------
S&P 1500 Materials Index                              16.52%       13.25%       6.56%
-----------------------------------------------------------------------------------------
S&P Composite 1500 Index                              10.32%       7.73%        7.41%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2006
(LINE GRAPH)

                                                                                                           S&P COMPOSITE 1500
                                                   ICON MATERIALS FUND      S&P 1500 MATERIALS INDEX              INDEX
                                                   -------------------      ------------------------       ------------------
5/5/97                                                  10000.00                    10000.00                    10000.00
                                                         9730.00                    10749.00                    10707.00
9/30/97                                                 10900.00                    11391.00                    11635.00
                                                         7606.00                    10466.00                    11916.00
                                                         8632.00                    11582.00                    13528.00
                                                         7586.00                    11142.00                    13857.00
9/30/98                                                  6819.00                     9413.00                    12366.00
                                                         6800.00                     9795.00                    15053.00
                                                         6571.00                     9728.00                    15599.00
                                                         8060.00                    11660.00                    16813.00
9/30/99                                                  7612.00                    10685.00                    15743.00
                                                         8372.00                    11807.00                    18100.00
                                                         7352.00                    10523.00                    18660.00
                                                         7092.00                     9136.00                    18176.00
9/30/00                                                  6758.00                     8547.00                    18169.00
                                                         6400.00                    10572.00                    16841.00
                                                         6063.00                    10046.00                    14877.00
                                                         6643.00                    11050.00                    15855.00
9/30/01                                                  6011.00                     9755.00                    13494.00
                                                         7062.00                    11031.00                    15048.00
                                                         8036.00                    12210.00                    15193.00
                                                         7814.00                    11922.00                    13241.00
9/30/02                                                  6013.00                     9201.00                    10954.00
                                                         6184.00                    10214.00                    11842.00
                                                         5675.00                     9429.00                    11447.00
                                                         6322.00                    10707.00                    13246.00
9/30/03                                                  6576.00                    11335.00                    13658.00
                                                         8449.00                    13972.00                    15345.00
                                                         8555.00                    13824.00                    15673.00
                                                         9098.00                    14315.00                    15946.00
9/30/04                                                  9642.00                    14914.00                    15648.00
                                                        10914.00                    16307.00                    17155.00
                                                        10946.00                    16578.00                    16813.00
                                                        10593.00                    15154.00                    17103.00
9/30/05                                                 12055.00                    15598.00                    17752.00
                                                        12472.00                    17045.00                    18129.00
                                                        14539.00                    18563.00                    19008.00
                                                        14333.00                    18336.00                    18681.00
9/30/06                                                 13402.00                    18175.00                    19583.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    57

Schedule of Investments

ICON Materials Fund
September 30, 2006

SHARES                                  VALUE
---------------------------------------------
COMMON STOCKS (100.5%)
 47,300    Agnico-Eagle Mines,
           Ltd.                  $  1,472,449
 86,600    Air Products &
           Chemical, Inc.           5,747,642
112,900    AK Steel Holding
           Corp.(a)                 1,370,606
 51,500    Albemarle Corp.          2,797,995
 53,500    Ashland, Inc.            3,412,230
 76,000    Ball Corp.               3,074,200
 74,600    Barrick Gold Corp. -
           ADR                      2,291,712
 31,700    BASF AG - ADR            2,539,170
100,000    Bemis Co., Inc.          3,286,000
218,400    Buckeye
           Technologies,
           Inc.(a)                  1,856,400
126,400    Chesapeake Corp.         1,808,784
153,500    Compania de Minas
           Buenaventura
           S.A.u. - ADR             4,144,500
 53,000    Cytec Industries,
           Inc.                     2,946,270
 83,800    Dow Chemical Co.         3,266,524
224,500    E.I. du Pont de
           Nemours and Co.          9,617,580
 82,200    Ferro Corp.              1,461,516
 25,000    FMC Corp.                1,601,750
 31,900    Freeport-McMoran
           Copper & Gold,
           Inc. - Class B           1,698,994
 66,600    Georgia Gulf Corp.       1,826,172
 31,000    Greif, Inc. - Class
           A                        2,483,410
324,700    Hercules, Inc.(a)        5,120,519
124,300    International
           Flavors &
           Fragrances, Inc.         4,914,822

SHARES                                  VALUE
---------------------------------------------
 94,600    Lubrizol Corp.        $  4,326,058
 58,500    Macdermid, Inc.          1,908,270
324,900    Myers Industries,
           Inc.                     5,523,300
103,100    NOVA Chemicals
           Corp. - ADR              3,166,201
113,400    OM Group, Inc.(a)        4,982,796
 63,200    Oregon Steel Mills,
           Inc.(a)                  3,088,584
153,600    Pactiv Corp.(a)          4,365,312
 55,100    Posco - ADR              3,577,643
 75,700    PPG Industries, Inc.     5,077,956
123,200    Praxair, Inc.            7,288,512
219,400    RPM International,
           Inc.                     4,166,406
 28,600    Sealed Air Corp.         1,547,832
143,600    Sensient
           Technologies Corp.       2,810,252
 49,400    Sonoco Products Co.      1,661,816
 33,100    Southern Copper
           Corp.                    3,061,750
167,300    Spartech Corp.           4,478,621
159,027    Steel Technologies,
           Inc.                     3,121,700
 68,300    The Valspar Corp.        1,816,780
 64,200    Worthington
           Industries, Inc.         1,095,252
                                 ------------
TOTAL INVESTMENTS (COST
$127,001,158) 100.5%              135,804,286
LIABILITIES LESS OTHER ASSETS
(0.5)%                               (706,947)
                                 ------------
TOTAL NET ASSETS 100.0%          $135,097,339
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
ADR American Depositary Receipt.


 58   Schedule of Investments

                                                             Management Overview

                                         ICON Telecommunication & Utilities Fund


--------------------------------------------------------------------------------
PORTFOLIO PROFILE
September 30, 2006
Equities                                                                   99.4%
Top 10 Equity
Holdings                                                                   41.7%
Number of Stocks                                                              97
Short-Term Investments                                                      0.3%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
September 30, 2006
Verizon Communications, Inc.                                                9.6%
AT&T, Inc.                                                                  6.9%
BellSouth Corp.                                                             5.9%
Telefonica S.A. - ADR                                                       3.6%
China Mobile, Ltd. - ADR                                                    3.4%
BT Group PLC - ADR                                                          3.2%
America Movil S.A. de
C.V. - ADR                                                                  2.3%
Telenor ASA - ADR                                                           2.3%
France Telecom S.A. - ADR                                                   2.3%
Telefonos de Mexico S.A. de C.V. - ADR                                      2.2%
Percentages are based upon net assets.
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The ICON Telecommunication & Utilities Fund appreciated 7.56% for the fiscal year ended September 30, 2006, underperforming the 25.41% return of S&P 1500 Telecommunication Services Index, but outperforming the 4.67% return of the S&P 1500 Utilities Index. Although neither sector-specific benchmark is an ideal comparison, together they provide a suitable reference for the Fund's overall performance in its sectors. Additionally, the Fund trailed its broad benchmark, the S&P Composite 1500 Index, which returned 10.32% over the same period. Total returns for other periods as of September 30, 2006 appear in the subsequent pages of this Fund's Management Overview.

Q. WHAT PRIMARY FACTORS WERE BEHIND THE FUND'S RELATIVE PERFORMANCE?

A. The Fund underwent a large shift in composition since the last fiscal year, in which its average weight in Telecommunications industries increased and its average exposure to Utilities was reduced. Overall, this tilt toward Telecommunications issues over Utilities holdings accounted for the Fund's return.

   The change in Fund composition was successful for several reasons. First, the relatively high dividend yield stocks within the Utilities sector tend to be negatively correlated with movements in longer term government bond yields. These yields were very volatile during the period, leading to a rough ride for the Utilities sector, which fell as yields rose. The sector rose sharply since late June as government bonds yields dropped but this was not enough to overtake the strong performance of the Telecommunication sector.

   Secondly, increased merger and acquisition activity led to large gains for many Telecom stocks. In the last 12 months, SBC acquired AT&T, Inc., formed the new AT&T, and then announced its intention to acquire BellSouth Corporation. Sprint announced its acquisition of Nextel Partners, while Verizon Communications, Inc. completed its acquisition of MCI. (As of September 30, 2006, the Fund owned Verizon, AT&T, BellSouth, and Sprint Nextel Corporation).

   Additionally, large-cap telecom stocks benefited from a flight to quality as investors began to fear a slowing economy and sought bellwether stocks in industries less affected by an economic downturn. Finally, we believe investors started recognizing the deep value in telecom stocks, which had been beaten down following the bursting of the tech bubble in 2000 and have since failed to catch up to the overall market.


                                                       Management Overview    59

ICON Telecommunication & Utilities Fund

Q. HOW DID THE FUND'S COMPOSITION AFFECT PERFORMANCE?

A. As mentioned, the Fund's larger position in Telecom stocks and decreased weighting in Utilities made the biggest difference in overall performance.

   Throughout the period, the Fund's heavy average weighting of approximately 32% in the integrated telecommunication services industry served it well and was the largest contributor to its total return. Nevertheless, the Fund lagged the S&P 1500 Telecommunication Index primarily because it was underweight in companies such as Verizon, Bell South, and AT&T, which make up more than 67% of the index and each gained more than 15% over the fiscal period.

   The Fund's position in the wireless telecommunication services industry also proved to be beneficial for performance. Our underweight holding in Sprint, less than 1% of the Fund on average, and broad diversification among 17 domestic and international companies in this industry added to returns.

   Holdings in the electric utilities, multi-utilities, water utilities, and independent power producers & energy traders industries did not play a significant part in the Fund's total return. Although the Utilities sector gained traction in mid-June, a generally underweighted position in this sector, an average exposure of just over 40% of the Fund, proved to be the biggest advantage for the Fund.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE TELECOMMUNICATION & UTILITIES
   SECTORS?

A. Our analysis of the Telecommunication and Utilities sectors still indicates widespread value. Under our system, the industries showing the greatest value have also shown the best relative strength and price performance recently. Although we continue to be guided by our valuation discipline, we believe that over the long term, the Fund will be well-positioned by having broad exposure to the integrated telecommunication and wireless telecommunication services industries.


 60   Management Overview

(TODD BURCHETT PHOTO)
Todd Burchett
Portfolio Manager

    PERFORMANCE HIGHLIGHTS
     September 30, 2006

- The Fund benefited from a significant shift in composition, in which Telecommunication industries were overweighted.

- Although the Fund's large weightings in the integrated telecommunication services and wireless telecommunication services industries served it well, the Fund still lagged the S&P 1500 Telecommunication Index due to an underweight position in strong-performing large-cap companies such as Verizon, Bell South, and AT&T.

- Utilities industries contributed little to the Fund's total return, even though they gained traction late in the period.


                                                       Management Overview    61

ICON Telecommunication & Utilities Fund

INDUSTRY COMPOSITION
September 30, 2006

         Integrated Telecommunication Services  49.4%
                               Multi-Utilities  13.8%
                            Electric Utilities  11.9%
           Wireless Telecommunication Services  11.2%
                      Communications Equipment  5.1%
  Independent Power Producers & Energy Traders  2.6%
                               Water Utilities  1.3%
                                 Gas Utilities  1.1%
            Electronic Equipment Manufacturers  1.0%
                          Broadcast & Cable TV  0.8%
                           Aerospace & Defense  0.5%
                       Technology Distributors  0.5%
             Electronic Manufacturing Services  0.2%

Percentages are based upon net assets.


 62   Management Overview

                                                     AVERAGE ANNUAL TOTAL RETURN
                                                              September 30, 2006

                                                                                SINCE
                                                                              INCEPTION
                                                      1 YEAR      5 YEARS       7/9/97
-----------------------------------------------------------------------------------------
ICON Telecommunication & Utilities Fund               7.56%        8.49%        9.47%
-----------------------------------------------------------------------------------------
S&P 1500 Telecommunications Services Index            25.41%      (2.01%)       2.42%
-----------------------------------------------------------------------------------------
S&P 1500 Utilities Index                              4.67%        7.66%        8.39%
-----------------------------------------------------------------------------------------
S&P Composite 1500 Index                              10.32%       7.73%        6.47%
-----------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 2 and 3.

                                                   VALUE OF A $10,000 INVESTMENT
                                                      through September 30, 2006
(LINE GRAPH)

                                                ICON                 S&P 1500
                                         TELECOMMUNICATION      TELECOMMUNICATIONS     S&P 1500 UTILITIES     S&P COMPOSITE 1500
                                          & UTILITIES FUND        SERVICES INDEX             INDEX                  INDEX
                                         -----------------      ------------------     ------------------     ------------------
7/9/97                                        10000.00               10000.00               10000.00               10000.00
9/30/97                                       10630.00               10622.00               10417.00               10597.00
                                              12253.00               12707.00               12118.00               10852.00
                                              13800.00               14982.00               12775.00               12321.00
                                              13528.00               14391.00               12766.00               12620.00
9/30/98                                       14231.00               15105.00               13226.00               11262.00
                                              15927.00               19374.00               13625.00               13709.00
                                              15110.00               20000.00               12192.00               14207.00
                                              16924.00               22672.00               13518.00               15312.00
9/30/99                                       16401.00               21048.00               12967.00               14339.00
                                              17026.00               23189.00               12330.00               16485.00
                                              15958.00               22888.00               13585.00               16994.00
                                              16306.00               19688.00               14281.00               16554.00
9/30/00                                       18858.00               17603.00               18732.00               16548.00
                                              19039.00               14272.00               19530.00               15338.00
                                              15995.00               14014.00               18172.00               13550.00
                                              16564.00               13868.00               17309.00               14440.00
9/30/01                                       15327.00               13802.00               14540.00               12290.00
                                              15596.00               12458.00               14271.00               13705.00
                                              15322.00               10537.00               14813.00               13837.00
                                              14173.00                8052.00               12587.00               12059.00
9/30/02                                       11948.00                5960.00               10056.00                9976.00
                                              12737.00                8181.00               10542.00               10786.00
                                              11625.00                7010.00               10216.00               10425.00
                                              14077.00                8534.00               12283.00               12064.00
9/30/03                                       14380.00                7750.00               12292.00               12439.00
                                              15985.00                8776.00               13319.00               13976.00
                                              17289.00                9219.00               13956.00               14275.00
                                              16215.00                9133.00               13832.00               14523.00
9/30/04                                       16906.00                9723.00               14699.00               14251.00
                                              18497.00               10515.00               16403.00               15624.00
                                              18497.00                9715.00               17175.00               15313.00
                                              20075.00               10055.00               18792.00               15576.00
9/30/05                                       21420.00                9944.00               20094.00               16168.00
                                              20542.00                9913.00               18900.00               16511.00
                                              22076.00               11343.00               18864.00               17312.00
                                              21535.00               11261.00               19881.00               17014.00
9/30/06                                       23038.00               12470.00               21032.00               17836.00

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund on its inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


                                                       Management Overview    63

Schedule of Investments

ICON Telecommunication & Utilities Fund
September 30, 2006

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
COMMON STOCKS (99.4%)
     5,000    Allegheny Energy,
              Inc.(a)            $    200,850
    15,000    Allete, Inc.            651,750
    10,000    Alliant Energy
              Corp.                   357,300
    26,500    Alltel Corp.          1,470,750
     5,000    Ameren Corp.            263,950
    69,500    America Movil
              S.A. de
              C.V. - ADR            2,736,215
    20,000    America Telecom
              S.A. de C.V. -
              ADR(a)                  270,940
    20,000    American Electric
              Power Co., Inc.         727,400
    10,000    American States
              Water Co.               382,500
    12,500    Amphenol Corp. -
              Class A                 774,125
    10,000    Anixter
              International,
              Inc.                    564,700
   253,000    AT&T, Inc.            8,237,680
     6,000    Atmos Energy
              Corp.                   171,300
    39,375    BCE, Inc. - ADR       1,066,669
   165,700    BellSouth Corp.       7,083,675
    10,000    Benchmark
              Electronics,
              Inc.(a)                 268,800
    75,000    BT Group PLC -
              ADR                   3,792,750
     8,500    California Water
              Service Group           313,905
    33,600    CenterPoint
              Energy, Inc.            481,152
   115,000    China Mobile,
              Ltd. - ADR            4,065,250
   100,000    Cisco Systems,
              Inc.(a)               2,300,000
     8,500    Cleco Corp.             214,540
    10,000    CMS Energy
              Corp.(a)                144,400
    25,000    Comcast Corp. -
              Class A(a)              921,250
    30,000    Companhia de
              Saneamento Basico
              de Estado de Sao
              Paulo - ADR             903,000
     7,000    Companhia
              Energetica de
              Minas Gerais -
              ADR                     274,750

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    12,500    Compania Anonima
              Nacional
              Telefonos de
              Venezuela - ADR    $    237,500
    17,000    Consolidated
              Edison Company of
              New York, Inc.          785,400
    10,600    Constellation
              Energy Group            627,520
    25,000    Corning, Inc.(a)        610,250
     5,000    CPFL Energia
              S.A. - ADR              192,150
    66,500    Deutsche Telekom
              AG - ADR              1,055,355
    25,000    Dominion
              Resources, Inc.
              of Virginia           1,912,250
    14,000    DTE Energy Co.          581,140
    28,600    Duke Energy Corp.       863,720
    20,100    Edison
              International           836,964
    12,000    Embarq Corp.            580,440
     5,000    Energen Corp.           209,350
    10,000    Energy East Corp.       237,200
    15,000    Entergy Corp.         1,173,450
     5,000    Equitable
              Resources, Inc.         174,900
    30,000    Exelon Corp.          1,816,200
    10,000    First Energy
              Corp.                   558,600
    36,000    FPL Group, Inc.       1,620,000
   116,800    France Telecom
              S.A. - ADR            2,722,608
    15,000    Golden Telecom,
              Inc.                    453,750
    12,500    Harris Corp.            556,125
    20,000    Huaneng Power
              International,
              Inc. - ADR              578,400
   150,000    Koninklijke
              (Royal) KPN
              N.V. - ADR            1,914,000
    30,000    Korea Electric
              Power Corp. - ADR       586,500
    72,000    KT Corp. - ADR        1,545,840
     7,500    Lockheed Martin
              Corp.                   645,450
    32,000    MDU Resources
              Group, Inc.             714,880
    35,000    Motorola, Inc.          875,000
    35,000    National Grid
              PLC - ADR             2,194,150


 64   Schedule of Investments

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    10,000    NICE Systems,
              Ltd. - ADR(a)      $    276,700
    15,000    NII Holdings,
              Inc.(a)                 932,400
    25,000    NiSource, Inc.          543,500
     7,500    Nstar                   250,200
    85,000    Partner
              Communications
              Co., Ltd. - ADR         831,300
    22,200    Pepco Holdings,
              Inc.                    536,574
    30,800    PG&E Corp.            1,282,820
    50,000    Philippine Long
              Distance
              Telephone Co. -
              ADR                   2,178,000
    15,000    Pinnacle West
              Capital Corp.           675,750
    15,000    PNM Resources,
              Inc.                    413,550
    31,000    PPL Corp.             1,019,900
     6,000    Progress Energy,
              Inc.                    272,280
    45,000    PT Telekomunikasi
              Indonesia - ADR       1,627,200
     5,000    Public Service
              Enterprise Group,
              Inc.                    305,950
    50,000    Puget Energy,
              Inc.                  1,136,500
    40,000    Qualcomm, Inc.        1,454,000
     7,500    Questar Corp.           613,275
     7,500    Rogers Corp.(a)         463,125
    13,000    RWE AG - ADR          1,201,200
     5,000    SCANA Corp.             201,350
    20,000    Scottish Power
              PLC - ADR               971,200
    17,000    Sempra Energy           854,250
    56,000    Southern Co.          1,929,760
     5,000    Southern Union
              Co.                     132,050
    30,000    Sprint Nextel
              Corp.                   514,500
    56,000    Swisscom AG - ADR     1,869,840

SHARES OR PRINCIPAL AMOUNT              VALUE
---------------------------------------------
    12,000    TECO Energy, Inc.  $    187,800
    46,000    Telecom Italia
              S.p.A. - ADR          1,303,180
    17,500    Telecomunicacoes
              de Sao Paulo
              S.A. - ADR              390,600
    82,266    Telefonica S.A. -
              ADR                   4,262,201
   104,500    Telefonos de
              Mexico S.A. de
              C.V. - ADR            2,673,110
    50,000    Telekom Austria
              AG - ADR              2,517,000
    70,000    Telenor ASA - ADR     2,725,800
    23,100    Telus Corp.           1,292,907
    15,000    Tim Participacoes
              S.A. - ADR              417,750
    30,000    TXU Corp.             1,875,600
     5,000    Vectren Corp.           134,250
   310,500    Verizon
              Communications,
              Inc.                 11,528,865
    22,500    Windstream Corp.        296,775
     7,000    Wisconsin Energy
              Corp.                   301,980
     7,000    WPS Resources
              Corp.                   347,410
    40,000    Xcel Energy, Inc.       826,000
                                 ------------
TOTAL COMMON STOCKS
(COST $109,610,620)               119,067,095

SHORT-TERM INVESTMENTS (0.3%)
$  386,860    Brown Brothers
              Harriman Time
              Deposit,
              4.63%, 10/02/06#        386,860
                                 ------------
TOTAL SHORT-TERM INVESTMENTS
(COST $386,860)                       386,860
TOTAL INVESTMENTS 99.7%
($109,997,480)                    119,453,955
OTHER ASSETS LESS LIABILITIES
0.3%                                  308,067
                                 ------------
TOTAL NET ASSETS 100.0%          $119,762,022
                                 ============

The accompanying notes are an integral part of the financial statements.

(a)  Non-income producing security.
# Time Deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of September 30, 2006.
ADR  American Depositary Receipt.

                                                   Schedule of Investments    65

Six Month Hypothetical Expense Example

September 30, 2006 (unaudited)

EXAMPLE
As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transactions fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period (4/1/06 - 9/30/06).

ACTUAL EXPENSES
The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


 66   Expense Example

                                      BEGINNING        ENDING      EXPENSES PAID    ANNUALIZED
                                    ACCOUNT VALUE  ACCOUNT VALUE   DURING PERIOD  EXPENSE RATIO
                                        4/1/06        9/30/06     4/1/06-9/30/06* 4/1/06-9/30/06
------------------------------------------------------------------------------------------------
ICON CONSUMER DISCRETIONARY FUND
------------------------------------------------------------------------------------------------
   Actual Expenses                    $1,000.00      $  968.80         $6.51          1.32%
------------------------------------------------------------------------------------------------
   Hypothetical Example                1,000.00       1,018.38          6.68
   (5% return before expenses)
------------------------------------------------------------------------------------------------
ICON ENERGY FUND
------------------------------------------------------------------------------------------------
   Actual Expenses                     1,000.00         893.20          5.51          1.16%
------------------------------------------------------------------------------------------------
   Hypothetical Example                1,000.00       1,019.18          5.87
   (5% return before expenses)
------------------------------------------------------------------------------------------------
ICON FINANCIAL FUND
------------------------------------------------------------------------------------------------
   Actual Expenses                     1,000.00       1,032.80          6.01          1.18%
------------------------------------------------------------------------------------------------
   Hypothetical Example                1,000.00       1,019.08          5.97
   (5% return before expenses)
------------------------------------------------------------------------------------------------
ICON HEALTHCARE FUND
------------------------------------------------------------------------------------------------
   Actual Expenses                     1,000.00         961.40          5.95          1.21%
------------------------------------------------------------------------------------------------
   Hypothetical Example                1,000.00       1,018.93          6.12
   (5% return before expenses)
------------------------------------------------------------------------------------------------
ICON INDUSTRIALS FUND
------------------------------------------------------------------------------------------------
   Actual Expenses                     1,000.00         893.20          6.07          1.28%
------------------------------------------------------------------------------------------------
   Hypothetical Example                1,000.00       1,018.58          6.48
   (5% return before expenses)
------------------------------------------------------------------------------------------------
ICON INFORMATION TECHNOLOGY FUND
------------------------------------------------------------------------------------------------
   Actual Expenses                     1,000.00         940.70          6.23          1.28%
------------------------------------------------------------------------------------------------
   Hypothetical Example                1,000.00       1,018.58          6.48
   (5% return before expenses)
------------------------------------------------------------------------------------------------
ICON LEISURE AND CONSUMER STAPLES
 FUND
------------------------------------------------------------------------------------------------
   Actual Expenses                     1,000.00         971.50          6.97          1.41%
------------------------------------------------------------------------------------------------
   Hypothetical Example                1,000.00       1,017.93          7.13
   (5% return before expenses)
------------------------------------------------------------------------------------------------
ICON MATERIALS FUND
------------------------------------------------------------------------------------------------
   Actual Expenses                     1,000.00         921.80          6.36          1.32%
------------------------------------------------------------------------------------------------
   Hypothetical Example                1,000.00       1,018.38          6.68
   (5% return before expenses)
------------------------------------------------------------------------------------------------
ICON TELECOMMUNICATION & UTILITIES
 FUND
------------------------------------------------------------------------------------------------
   Actual Expenses                     1,000.00       1,043.60          6.92          1.35%
------------------------------------------------------------------------------------------------
   Hypothetical Example                1,000.00       1,018.23          6.83
   (5% return before expenses)
------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

                                                           Expense Example    67

Statements of Assets and Liabilities

September 30, 2006

                                                      ICON
                                                    CONSUMER             ICON             ICON              ICON
                                               DISCRETIONARY FUND    ENERGY FUND     FINANCIAL FUND    HEALTHCARE FUND
                                               ------------------    ------------    --------------    ---------------
ASSETS
  Investments, at cost                            $101,509,519       $604,996,138     $347,405,407      $575,449,085
                                                  ------------       ------------     ------------      ------------
  Investments, at value                            111,485,311        788,581,315      385,109,979       659,365,900
  Cash                                                       -                  -                -                 -
  Receivables:
    Fund shares sold                                    40,903            729,037        1,899,789         2,283,709
    Investments sold                                 7,979,986                  -        4,960,497                 -
    Interest                                                 -             13,634            4,341             9,172
    Dividends                                          100,591          1,133,964          580,202           207,750
  Other assets                                          35,497            104,093           47,103            70,760
                                                  ------------       ------------     ------------      ------------
  Total Assets                                     119,642,288        790,562,043      392,601,911       661,937,291
                                                  ------------       ------------     ------------      ------------
LIABILITIES
  Payables:
    Due to custodian bank                              733,069                  -                -                 -
    Interest                                            31,489              2,040            1,357                 -
    Fund shares redeemed                               122,351          1,333,978          433,281           669,441
    Investments bought                               7,819,623                  -       23,191,632        14,418,085
    Advisory fees                                      102,131            669,750          282,783           501,891
    Fund accounting fees                                 2,800             17,232            7,107            12,866
    Transfer agent fees                                  8,827             37,799           11,039            33,672
    Administration fees                                  4,842             32,762           13,324            24,244
    Trustee fees                                         3,003             19,820            7,883            14,127
  Accrued expenses                                      22,082             82,418           39,713            60,916
                                                  ------------       ------------     ------------      ------------
  Total Liabilities                                  8,850,217          2,195,799       23,988,119        15,735,242
                                                  ------------       ------------     ------------      ------------
NET ASSETS                                        $110,792,071       $788,366,244     $368,613,792      $646,202,049
                                                  ============       ============     ============      ============
NET ASSETS CONSIST OF
  Paid-in Capital                                 $103,627,457       $536,479,124     $314,588,693      $518,851,969
  Accumulated undistributed net investment
    income/(loss)                                            -           (167,659)       2,917,574                 -
  Accumulated undistributed net realized
    gain/(loss) from investments                    (2,811,178)        68,469,602       13,402,953        43,433,265
  Accumulated net realized gain/(loss) from
    foreign currency translations                            -                  -                -                 -
  Unrealized appreciation/(depreciation) on
    investments                                      9,975,792        183,585,177       37,704,572        83,916,815
                                                  ------------       ------------     ------------      ------------
NET ASSETS                                        $110,792,071       $788,366,244     $368,613,792      $646,202,049
                                                  ============       ============     ============      ============
  Shares outstanding (unlimited shares
    authorized, no par value)                        9,149,571         24,732,761       25,480,651        36,002,492
  Net Asset Value (offering price and
    redemption price per share)                   $      12.11       $      31.88     $      14.47      $      17.95

The accompanying notes are an integral part of the financial statements.


 68   Financial Statements

                                             ICON
                            ICON          LEISURE AND                           ICON
          ICON           INFORMATION       CONSUMER           ICON        TELECOMMUNICATION
    INDUSTRIALS FUND   TECHNOLOGY FUND   STAPLES FUND    MATERIALS FUND   & UTILITIES FUND
    ----------------   ---------------   -------------   --------------   -----------------
      $ 95,059,673       $221,551,985     $63,734,199     $127,001,158       $109,997,480
      ------------       ------------     -----------     ------------       ------------
       104,003,937        248,553,463      68,279,482      135,804,286        119,453,955
             7,204              3,935               -                -             13,662
            55,183            193,134          37,092          216,883            157,947
         4,378,153            482,369               -       10,341,432            811,061
               883              1,571               -                -                 98
           123,847             46,142          52,762          105,072            130,063
            29,197             36,454          22,453           33,708             24,689
      ------------       ------------     -----------     ------------       ------------
       108,598,404        249,317,068      68,391,789      146,501,381        120,591,475
      ------------       ------------     -----------     ------------       ------------
                 -                  -          82,405        6,602,937                  -
            31,040              2,983           1,292           10,415                  -
           140,798            258,986          84,384          332,596             94,167
         2,265,604          6,817,739               -        4,275,569            613,250
           102,534            184,919          56,078          130,308             85,693
             2,935              4,875           1,604            3,405              2,393
             9,646             15,152           8,799           13,608              8,183
             5,000              8,893           2,629            6,173              4,033
             3,060              5,065           1,581            3,814              2,277
            23,137             30,002          16,977           25,217             19,457
      ------------       ------------     -----------     ------------       ------------
         2,583,754          7,328,614         255,749       11,404,042            829,453
      ------------       ------------     -----------     ------------       ------------
      $106,014,650       $241,988,454     $68,136,040     $135,097,339       $119,762,022
      ============       ============     ===========     ============       ============
      $ 69,252,268       $266,992,654     $63,881,153     $113,430,551       $102,451,769
            16,029                  -               -        1,107,075          1,157,941
        27,802,089        (52,005,678)       (293,180)      11,778,919          6,695,837
                 -                  -           2,784          (22,334)                 -
         8,944,264         27,001,478       4,545,283        8,803,128          9,456,475
      ------------       ------------     -----------     ------------       ------------
      $106,014,650       $241,988,454     $68,136,040     $135,097,339       $119,762,022
      ============       ============     ===========     ============       ============
         8,019,151         27,752,586       7,397,595       11,577,790         15,644,423
      $      13.22       $       8.72     $      9.21     $      11.67       $       7.66


                                                      Financial Statements    69

Statements of Operations

For the year ended September 30, 2006

                                                     ICON
                                                   CONSUMER             ICON              ICON              ICON
                                              DISCRETIONARY FUND     ENERGY FUND     FINANCIAL FUND    HEALTHCARE FUND
                                              ------------------    -------------    --------------    ---------------
INVESTMENT INCOME
  Interest                                       $   136,238        $     628,875     $   131,600       $    996,387
  Dividends                                        1,218,563            8,896,095       5,965,725          3,275,941
  Foreign taxes withheld                                   -                    -               -            (11,869)
                                                 -----------        -------------     -----------       ------------
  Total Investment Income                          1,354,801            9,524,970       6,097,325          4,260,459
                                                 -----------        -------------     -----------       ------------
EXPENSES
  Advisory fees                                    1,564,008            9,287,053       2,638,665          6,630,783
  Fund accounting fees                                39,951              226,606          65,144            161,267
  Transfer agent fees                                106,336              446,721         130,963            405,775
  Administration fees                                 72,419              440,133         122,527            310,595
  Registration fees                                   26,410               55,898          26,219             46,036
  Insurance expense                                   11,753               42,140          13,328             32,110
  Trustee fees and expenses                           11,599               66,495          21,000             46,820
  Interest expense                                   157,502              130,543          45,911              6,165
  Other expenses                                      79,301              383,819         120,898            289,886
                                                 -----------        -------------     -----------       ------------
  Total expenses before transfer agent
    earnings credit                                2,069,279           11,079,408       3,184,655          7,929,437
  Transfer agent earnings credit                      (2,854)             (14,736)         (4,903)            (9,659)
                                                 -----------        -------------     -----------       ------------
  Net Expenses                                     2,066,425           11,064,672       3,179,752          7,919,778
                                                 -----------        -------------     -----------       ------------
NET INVESTMENT INCOME (LOSS)                        (711,624)          (1,539,702)      2,917,573         (3,659,319)
                                                 -----------        -------------     -----------       ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS
  Net realized gain/(loss) from investment
    transactions                                  (1,974,252)          97,201,478      19,921,934         58,118,854
  Net realized gain/(loss) from foreign
    currency translations                                  -                    -               -                  -
  Change in unrealized
    appreciation/(depreciation) on
    investments                                   (2,215,040)        (135,974,290)     14,885,101        (45,909,243)
                                                 -----------        -------------     -----------       ------------
  Net realized and unrealized gain/(loss)
    on investments                                (4,189,292)         (38,772,812)     34,807,035         12,209,611
                                                 -----------        -------------     -----------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      $(4,900,916)       $ (40,312,514)    $37,724,608       $  8,550,292
                                                 ===========        =============     ===========       ============

The accompanying notes are an integral part of the financial statements.


 70   Financial Statements

                                             ICON
                            ICON         LEISURE AND                           ICON
          ICON           INFORMATION       CONSUMER          ICON        TELECOMMUNICATION
    INDUSTRIALS FUND   TECHNOLOGY FUND   STAPLES FUND   MATERIALS FUND   & UTILITIES FUND
    ----------------   ---------------   ------------   --------------   -----------------
      $     85,829       $    95,599      $  28,509      $   115,680       $     86,697
         1,944,481         1,628,930        397,054        3,004,926          2,301,804
            (2,968)          (22,544)             -           (2,331)            (2,498)
      ------------       -----------      ---------      -----------       ------------
         2,027,342         1,701,985        425,563        3,118,275          2,386,003
      ------------       -----------      ---------      -----------       ------------
         2,171,220         2,634,865        504,505        1,531,465            773,299
            54,784            65,353         15,271           39,055             21,266
           113,800           183,263        107,323          171,046            100,657
           100,857           122,395         23,390           71,009             35,975
            28,452            34,027         27,914           28,289             23,683
            13,599            19,013          7,193            7,234              7,101
            14,951            18,674          6,934           14,054              7,303
            97,437            97,816         13,108           21,584             31,477
            90,002           125,287         72,186          107,741             67,630
      ------------       -----------      ---------      -----------       ------------
         2,685,102         3,300,693        777,824        1,991,477          1,068,391
            (2,769)           (3,536)        (1,017)          (2,610)            (1,363)
      ------------       -----------      ---------      -----------       ------------
         2,682,333         3,297,157        776,807        1,988,867          1,067,028
      ------------       -----------      ---------      -----------       ------------
          (654,991)       (1,595,172)      (351,244)       1,129,408          1,318,975
      ------------       -----------      ---------      -----------       ------------
        52,064,019         2,580,097       (110,039)      20,331,914         13,921,397
                 -                 -          2,784          (22,334)                 -
       (34,755,918)       (5,472,197)       452,764       (8,247,321)       (12,032,876)
      ------------       -----------      ---------      -----------       ------------
        17,308,101        (2,892,100)       345,509       12,062,259          1,888,521
      ------------       -----------      ---------      -----------       ------------
      $ 16,653,110       $(4,487,272)     $  (5,735)     $13,191,667       $  3,207,496
      ============       ===========      =========      ===========       ============


                                                      Financial Statements    71

Statements of Changes in Net Assets

                                                           ICON CONSUMER
                                                        DISCRETIONARY FUND                   ICON ENERGY FUND
                                                  -------------------------------    ---------------------------------
                                                    YEAR ENDED       YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                  SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                       2006             2005              2006               2005
                                                  --------------    -------------    ---------------    --------------
OPERATIONS
  Net investment income/(loss)                    $    (711,624)    $   (947,312)    $   (1,539,702)    $    2,256,526
  Net realized gain/(loss) from investment
    transactions                                     (1,974,252)      21,149,069         97,201,478         22,940,745
  Change in unrealized
    appreciation/(depreciation) on investments       (2,215,040)      (9,621,489)      (135,974,290)       259,958,925
                                                  -------------     ------------     --------------     --------------
  Net increase/(decrease) in net assets
    resulting from operations                        (4,900,916)      10,580,268        (40,312,514)       285,156,196
                                                  -------------     ------------     --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                       -                -         (2,256,525)                 -
  Net realized gains                                (15,842,362)               -        (23,251,426)                 -
                                                  -------------     ------------     --------------     --------------
  Net decrease from dividends and
    distributions                                   (15,842,362)               -        (25,507,951)                 -
                                                  -------------     ------------     --------------     --------------
FUND SHARE TRANSACTIONS
  Shares sold                                       169,800,249       50,107,439        381,970,561        711,655,180
  Reinvested dividends and distributions             15,740,469                -         24,368,155                  -
  Shares repurchased                               (223,427,131)     (43,187,689)      (561,109,848)      (275,467,439)
                                                  -------------     ------------     --------------     --------------
  Net increase/(decrease) from fund share
    transactions                                    (37,886,413)       6,919,750       (154,771,132)       436,187,741
                                                  -------------     ------------     --------------     --------------
  Total net increase/(decrease) in net assets       (58,629,691)      17,500,018       (220,591,597)       721,343,937
NET ASSETS
  Beginning of period                               169,421,762      151,921,744      1,008,957,841        287,613,904
                                                  -------------     ------------     --------------     --------------
  End of period                                   $ 110,792,071     $169,421,762     $  788,366,244     $1,008,957,841
                                                  =============     ============     ==============     ==============
TRANSACTIONS IN FUND SHARES
  Shares sold                                        13,890,840        3,605,400         11,049,736         27,585,644
  Reinvested dividends and distributions              1,362,806                -            760,300                  -
  Shares repurchased                                (18,549,943)      (3,120,303)       (16,964,736)       (10,886,604)
                                                  -------------     ------------     --------------     --------------
  Net increase/(decrease)                            (3,296,297)         485,097         (5,154,700)        16,699,040
  Shares outstanding beginning of period             12,445,868       11,960,771         29,887,461         13,188,421
                                                  -------------     ------------     --------------     --------------
  Shares outstanding end of period                    9,149,571       12,445,868         24,732,761         29,887,461
                                                  =============     ============     ==============     ==============
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding short-term securities)
  Purchase of securities                          $ 269,340,097     $270,228,278     $  213,408,134     $  565,978,887
  Proceeds from sales of securities                 323,712,014      263,033,052        408,025,665        155,874,919
ACCUMULATED UNDISTRIBUTED NET INVESTMENT
  INCOME/(LOSS)                                   $           -     $          -     $     (167,659)    $    2,256,526
                                                  =============     ============     ==============     ==============


 72   Financial Statements

          ICON FINANCIAL FUND              ICON HEALTHCARE FUND             ICON INDUSTRIALS FUND
    -------------------------------   -------------------------------   ------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
         2006             2005             2006             2005             2006            2005
    --------------   --------------   --------------   --------------   --------------   -------------
    $   2,917,573    $   1,894,706    $  (3,659,319)   $  (3,785,078)   $    (654,991)   $    (664,614)
       19,921,934       15,015,457       58,118,854       10,569,614       52,064,019       28,540,115
       14,885,101       (4,980,248)     (45,909,243)      96,973,294      (34,755,918)       6,079,683
    -------------    -------------    -------------    -------------    -------------    -------------
       37,724,608       11,929,915        8,550,292      103,757,830       16,653,110       33,955,184
    -------------    -------------    -------------    -------------    -------------    -------------
       (1,744,311)        (400,204)               -                -                -                -
      (16,113,682)     (14,368,848)     (10,591,515)        (877,529)      (6,835,273)               -
    -------------    -------------    -------------    -------------    -------------    -------------
      (17,857,993)     (14,769,052)     (10,591,515)        (877,529)      (6,835,273)               -
    -------------    -------------    -------------    -------------    -------------    -------------
      225,592,853      160,151,652      403,323,627      513,075,619       70,147,062      116,314,931
       17,760,399       14,495,645        9,893,314          842,844        6,801,064                -
     (105,489,351)    (149,318,334)    (447,733,008)    (219,709,399)    (197,386,921)    (143,327,765)
    -------------    -------------    -------------    -------------    -------------    -------------
      137,863,901       25,328,963      (34,516,067)     294,209,064     (120,438,795)     (27,012,834)
    -------------    -------------    -------------    -------------    -------------    -------------
      157,730,516       22,489,826      (36,557,290)     397,089,365     (110,620,958)       6,942,350
      210,883,276      188,393,450      682,759,339      285,669,974      216,635,608      209,693,258
    -------------    -------------    -------------    -------------    -------------    -------------
    $ 368,613,792    $ 210,883,276    $ 646,202,049    $ 682,759,339    $ 106,014,650    $ 216,635,608
    =============    =============    =============    =============    =============    =============
       16,117,798       12,078,196       22,417,731       30,887,090        5,011,944        9,680,063
        1,353,679        1,066,641          557,019           53,243          543,216                -
       (7,698,732)     (11,535,456)     (25,034,402)     (13,735,740)     (14,600,539)     (12,555,300)
    -------------    -------------    -------------    -------------    -------------    -------------
        9,772,745        1,609,381       (2,059,652)      17,204,593       (9,045,379)      (2,875,237)
       15,707,906       14,098,525       38,062,144       20,857,551       17,064,530       19,939,767
    -------------    -------------    -------------    -------------    -------------    -------------
       25,480,651       15,707,906       36,002,492       38,062,144        8,019,151       17,064,530
    =============    =============    =============    =============    =============    =============
    $ 526,674,690    $ 334,005,678    $ 394,109,360    $ 493,069,662    $ 188,989,372    $ 131,854,781
      404,037,325      321,445,227      446,505,389      216,184,507      319,518,181      161,003,971
    $   2,917,574    $   1,744,312    $           -    $           -    $      16,029    $      16,028
    =============    =============    =============    =============    =============    =============


                                                      Financial Statements    73

                                                                       ICON INFORMATION
                                                                        TECHNOLOGY FUND
                                                                -------------------------------
                                                                  YEAR ENDED       YEAR ENDED
                                                                SEPTEMBER 30,     SEPTEMBER 30,
                                                                     2006             2005
                                                                --------------    -------------
OPERATIONS:
  Net investment income/(loss)                                  $  (1,595,172)    $  (2,393,338)
  Net realized gain/(loss) from investment transactions             2,580,097         9,986,052
  Net realized gain/(loss) from foreign currency
    translations                                                            -                 -
  Change in net unrealized appreciation/(depreciation) on
    investments                                                    (5,472,197)       12,306,795
                                                                -------------     -------------
  Net increase/(decrease) in net assets resulting from
    operations                                                     (4,487,272)       19,899,509
                                                                -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                     -                 -
  Net realized gains                                                        -                 -
  Return of Capital                                                         -                 -
                                                                -------------     -------------
  Net decrease from dividends and distributions                             -                 -
                                                                -------------     -------------
FUND SHARE TRANSACTIONS
  Shares sold                                                     175,022,474       183,518,365
  Reinvested dividends and distributions                                    -                 -
  Shares repurchased                                             (148,620,178)     (227,596,847)
                                                                -------------     -------------
  Net increase/(decrease) from fund share transactions             26,402,296       (44,078,482)
                                                                -------------     -------------
  Total net increase/(decrease) in net assets                      21,915,024       (24,178,973)
NET ASSETS:
  Beginning of period                                             220,073,430       244,252,403
                                                                -------------     -------------
  End of period                                                 $ 241,988,454     $ 220,073,430
                                                                =============     =============
TRANSACTIONS IN FUND SHARES
  Shares sold                                                      20,144,351        22,003,840
  Reinvested dividends and distributions                                    -                 -
  Shares repurchased                                              (17,698,365)      (27,607,984)
                                                                -------------     -------------
  Net increase/(decrease)                                           2,445,986        (5,604,144)
  Shares outstanding beginning of period                           25,306,600        30,910,744
                                                                -------------     -------------
  Shares outstanding end of period                                 27,752,586        25,306,600
                                                                =============     =============
PURCHASE AND SALES OF INVESTMENT SECURITIES
(excluding short-term securities)
  Purchase of securities                                        $ 432,267,414     $ 395,041,638
  Proceeds from sales of securities                               406,207,512       442,915,109
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)          $           -     $           -
                                                                =============     =============

The accompanying notes are an integral part of the financial statements.


 74   Financial Statements

            ICON LEISURE AND                                                   ICON TELECOMMUNICATION &
          CONSUMER STAPLES FUND               ICON MATERIALS FUND                   UTILITIES FUND
     -------------------------------    --------------------------------    ------------------------------
      YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED       YEAR ENDED
     SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
         2006              2005              2006              2005             2006             2005
     -------------    --------------    --------------    --------------    -------------    -------------
     $   (351,244)    $    (451,588)    $   1,129,408     $     333,419     $  1,318,975     $  1,905,415
         (110,039)       12,701,511        20,331,914        28,105,684       13,921,397       10,867,997
            2,784                 -           (22,334)                -                -                -
          452,764        (9,663,969)       (8,247,321)       (7,049,729)     (12,032,876)      12,025,488
     ------------     -------------     -------------     -------------     ------------     ------------
           (5,735)        2,585,954        13,191,667        21,389,374        3,207,496       24,798,900
     ------------     -------------     -------------     -------------     ------------     ------------
                -                 -          (236,508)         (163,349)      (1,880,275)        (767,065)
       (9,538,955)      (13,572,229)       (9,051,351)                -       (9,640,653)               -
          (34,857)                -                 -                 -                -                -
     ------------     -------------     -------------     -------------     ------------     ------------
       (9,573,812)      (13,572,229)       (9,287,859)         (163,349)     (11,520,928)        (767,065)
     ------------     -------------     -------------     -------------     ------------     ------------
       42,533,627       156,682,191       150,400,169        89,687,347       74,670,691       93,654,010
        8,013,754        13,378,405         8,769,250           160,788       11,345,862          762,535
      (20,242,047)     (194,686,497)     (127,545,242)     (151,343,125)     (78,591,644)     (59,123,198)
     ------------     -------------     -------------     -------------     ------------     ------------
       30,305,334       (24,625,901)       31,624,177       (61,494,990)       7,424,909       35,293,347
     ------------     -------------     -------------     -------------     ------------     ------------
       20,725,787       (35,612,176)       35,527,985       (40,268,965)        (888,523)      59,325,182
       47,410,253        83,022,429        99,569,354       139,838,319      120,650,545       61,325,363
     ------------     -------------     -------------     -------------     ------------     ------------
     $ 68,136,040     $  47,410,253     $ 135,097,339     $  99,569,354     $119,762,022     $120,650,545
     ============     =============     =============     =============     ============     ============
        4,626,945        12,172,021        12,578,419         8,775,257       10,006,996       12,890,779
          900,421         1,067,710           825,717            15,794        1,644,205          106,947
       (2,093,062)      (14,999,963)      (10,637,952)      (15,426,293)     (10,581,608)      (7,698,688)
     ------------     -------------     -------------     -------------     ------------     ------------
        3,434,304        (1,760,232)        2,766,184        (6,635,242)       1,069,593        5,299,038
        3,963,291         5,723,523         8,811,606        15,446,848       14,574,830        9,275,792
     ------------     -------------     -------------     -------------     ------------     ------------
        7,397,595         3,963,291        11,577,790         8,811,606       15,644,423       14,574,830
     ============     =============     =============     =============     ============     ============
     $129,436,793     $ 261,063,086     $ 286,596,817     $ 132,449,934     $166,415,855     $149,329,103
      109,381,086       299,173,481       262,570,119       191,074,580      169,449,797      113,156,179
     $          -     $           -     $   1,107,075     $     236,509     $  1,157,941     $  1,719,241
     ============     =============     =============     =============     ============     ============


                                                      Financial Statements    75

Financial Highlights

                                                    INCOME FROM INVESTMENT OPERATIONS
                                                 ----------------------------------------
                                     NET ASSET      NET        NET REALIZED
                                      VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM
                                     BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT
                                     OF PERIOD   (LOSS)(X)    ON INVESTMENTS   OPERATIONS
                                     ---------   ----------   --------------   ----------
ICON CONSUMER DISCRETIONARY FUND
    Year Ended September 30, 2006     $13.61       $(0.06)        $ 0.79         $ 0.73
    Year Ended September 30, 2005      12.70        (0.08)          0.99           0.91
    Year Ended September 30, 2004      11.79        (0.05)          0.96           0.91
    Year Ended September 30, 2003      10.12        (0.08)          1.75           1.67
    Year Ended September 30, 2002       8.96        (0.06)          1.22           1.16
ICON ENERGY FUND
    Year Ended September 30, 2006      33.76        (0.06)         (0.89)         (0.95)
    Year Ended September 30, 2005      21.81         0.10          11.85          11.95
    Year Ended September 30, 2004      13.70        (0.04)          8.15           8.11
    Year Ended September 30, 2003      11.84        (0.04)          1.90           1.86
    Year Ended September 30, 2002      11.29        (0.08)          0.65           0.57
ICON FINANCIAL FUND
    Year Ended September 30, 2006      13.43         0.15           1.84           1.99
    Year Ended September 30, 2005      13.36         0.13           0.99           1.12
    Year Ended September 30, 2004      10.78         0.04           2.60           2.64
    Year Ended September 30, 2003       8.84         0.05           1.92           1.97
    Year Ended September 30, 2002      12.04        (0.01)         (1.08)         (1.09)
ICON HEALTHCARE FUND
    Year Ended September 30, 2006      17.94        (0.10)          0.38           0.28
    Year Ended September 30, 2005      13.70        (0.14)          4.42           4.28
    Year Ended September 30, 2004      12.28        (0.14)          1.56           1.42
    Year Ended September 30, 2003      10.35        (0.09)          2.02           1.93
    Year Ended September 30, 2002      11.57        (0.12)         (0.49)         (0.61)
ICON INDUSTRIALS FUND
    Year Ended September 30, 2006      12.70        (0.04)          0.97           0.93
    Year Ended September 30, 2005      10.52        (0.04)          2.22           2.18
    Year Ended September 30, 2004       8.80        (0.05)          1.77           1.72
    Year Ended September 30, 2003       7.96        (0.05)          0.89           0.84
    Year Ended September 30, 2002       8.55        (0.02)         (0.57)         (0.59)

                                                LESS DIVIDENDS AND DISTRIBUTIONS
                                     -------------------------------------------------------
                                     DIVIDENDS    DISTRIBUTIONS                    TOTAL
                                      FROM NET      FROM NET                     DIVIDENDS
                                     INVESTMENT     REALIZED        RETURN          AND
                                       INCOME         GAINS       OF CAPITAL   DISTRIBUTIONS
                                     ----------   -------------   ----------   -------------
ICON CONSUMER DISCRETIONARY FUND
    Year Ended September 30, 2006      $    -        $(2.23)        $   -         $(2.23)
    Year Ended September 30, 2005           -             -             -              -
    Year Ended September 30, 2004           -             -             -              -
    Year Ended September 30, 2003           -             -             -              -
    Year Ended September 30, 2002           -             -             -              -
ICON ENERGY FUND
    Year Ended September 30, 2006       (0.08)        (0.85)            -          (0.93)
    Year Ended September 30, 2005           -             -             -              -
    Year Ended September 30, 2004           -             -             -              -
    Year Ended September 30, 2003           -             -             -              -
    Year Ended September 30, 2002       (0.02)            -             -          (0.02)
ICON FINANCIAL FUND
    Year Ended September 30, 2006       (0.09)        (0.86)            -          (0.95)
    Year Ended September 30, 2005       (0.03)        (1.02)            -          (1.05)
    Year Ended September 30, 2004       (0.06)            -             -          (0.06)
    Year Ended September 30, 2003       (0.03)            -             -          (0.03)
    Year Ended September 30, 2002           -         (2.11)            -          (2.11)
ICON HEALTHCARE FUND
    Year Ended September 30, 2006           -         (0.27)            -          (0.27)
    Year Ended September 30, 2005           -         (0.04)            -          (0.04)
    Year Ended September 30, 2004           -             -             -              -
    Year Ended September 30, 2003           -             -             -              -
    Year Ended September 30, 2002           -         (0.56)        (0.05)         (0.61)
ICON INDUSTRIALS FUND
    Year Ended September 30, 2006           -         (0.41)            -          (0.41)
    Year Ended September 30, 2005           -             -             -              -
    Year Ended September 30, 2004           -             -             -              -
    Year Ended September 30, 2003           -             -             -              -
    Year Ended September 30, 2002           -             -             -              -


 76   Financial Highlights

                                                                        RATIO OF NET
    NET ASSET                                AVERAGE        RATIO OF     INVESTMENT
     VALUE,               NET ASSETS,       NET ASSETS      EXPENSES    INCOME/(LOSS)   PORTFOLIO
     END OF     TOTAL    END OF PERIOD    FOR THE PERIOD   TO AVERAGE    TO AVERAGE     TURNOVER
     PERIOD     RETURN   (IN THOUSANDS)   (IN THOUSANDS)   NET ASSETS    NET ASSETS       RATE
    ---------   ------   --------------   --------------   ----------   -------------   ---------
     $12.11      6.20%     $  110,792        $156,240         1.32%         (0.46)%      173.83%
      13.61      7.17%        169,422         167,635         1.25%         (0.57)%      157.94%
      12.70      7.72%        151,922         178,011         1.31%         (0.38)%      120.63%
      11.79     16.50%        150,065         118,834         1.40%         (0.79)%      174.51%
      10.12     12.95%        121,640         184,174         1.29%         (0.49)%      128.06%

      31.88     (2.81)%       788,366         947,108         1.17%         (0.16)%       22.86%
      33.76     54.79%      1,008,958         602,922         1.21%          0.37%        27.51%
      21.81     59.20%        287,614         127,920         1.35%         (0.20)%       13.42%
      13.70     15.71%         55,629          74,883         1.40%         (0.29)%       42.53%
      11.84      5.03%        104,220          71,434         1.35%         (0.61)%       26.30%

      14.47     15.53%        368,614         264,297         1.20%          1.10%       153.47%
      13.43      8.29%        210,883         188,864         1.26%          1.00%       170.75%
      13.36     24.53%        188,393         162,121         1.32%          0.34%       114.50%
      10.78     22.35%        139,261         131,042         1.34%          0.54%       142.77%
       8.84     (11.88)%      110,116          60,904         1.36%         (0.06)%       69.58%

      17.95      1.56%        646,202         667,967         1.19%         (0.55)%       61.37%
      17.94     31.39%        682,759         463,813         1.22%         (0.82)%       47.88%
      13.70     11.56%        285,670         244,742         1.29%         (1.04)%       52.72%
      12.28     18.65%        141,259         120,068         1.34%         (0.84)%       85.52%
      10.35     (5.63)%        93,031          44,042         1.39%         (1.05)%      104.90%

      13.22      7.49%        106,015         216,819         1.24%         (0.30)%       89.38%
      12.70     20.72%        216,636         196,295         1.24%         (0.34)%       67.25%
      10.52     19.55%        209,693         179,657         1.29%         (0.47)%       45.77%
       8.80     10.55%        132,554          70,382         1.43%         (0.64)%       90.49%
       7.96     (6.90)%        63,919         107,335         1.30%         (0.24)%       99.22%


                                                      Financial Highlights    77

                                     INCOME FROM INVESTMENT OPERATIONS          LESS DIVIDENDS AND DISTRIBUTIONS
                                  ----------------------------------------   ---------------------------------------
                      NET ASSET      NET        NET REALIZED                 DIVIDENDS    DISTRIBUTIONS                    TOTAL
                       VALUE,     INVESTMENT   AND UNREALIZED   TOTAL FROM    FROM NET      FROM NET                     DIVIDENDS
                      BEGINNING    INCOME/     GAINS/(LOSSES)   INVESTMENT   INVESTMENT     REALIZED        RETURN          AND
                      OF PERIOD   (LOSS)(X)    ON INVESTMENTS   OPERATIONS     INCOME         GAINS       OF CAPITAL   DISTRIBUTIONS
                      ---------   ----------   --------------   ----------   ----------   -------------   ----------   -------------
ICON INFORMATION TECHNOLOGY
FUND
    Year Ended
      September 30,
      2006             $ 8.70       $(0.05)        $ 0.07         $ 0.02       $    -        $     -       $      -       $     -
    Year Ended
      September 30,
      2005               7.90        (0.08)          0.88           0.80            -              -              -             -
    Year Ended
      September 30,
      2004               8.27        (0.08)         (0.29)         (0.37)           -              -              -             -
    Year Ended
      September 30,
      2003               5.98        (0.08)          2.37           2.29            -              -              -             -
    Year Ended
      September 30,
      2002               7.80        (0.10)         (1.72)         (1.82)           -              -              -             -
ICON LEISURE AND CONSUMER
  STAPLES FUND
    Year Ended
      September 30,
      2006              11.96        (0.07)         (0.01)         (0.08)           -          (2.67)             -(a)      (2.67)
    Year Ended
      September 30,
      2005              14.51        (0.06)          0.94           0.88            -          (3.43)             -         (3.43)
    Year Ended
      September 30,
      2004              12.42        (0.04)          2.13           2.09            -              -              -             -
    Year Ended
      September 30,
      2003              11.20        (0.06)          1.28           1.22            -              -              -             -
    Year Ended
      September 30,
      2002               9.42        (0.07)          1.85           1.78            -              -              -             -
ICON MATERIALS FUND
    Year Ended
      September 30,
      2006              11.30         0.09           1.09           1.18        (0.02)         (0.79)             -         (0.81)
    Year Ended
      September 30,
      2005               9.05         0.03           2.23           2.26        (0.01)             -              -         (0.01)
    Year Ended
      September 30,
      2004               6.20         0.01           2.87           2.88        (0.03)             -              -         (0.03)
    Year Ended
      September 30,
      2003               5.68         0.03           0.50           0.53        (0.01)             -              -         (0.01)
    Year Ended
      September 30,
      2002               5.70         0.02          (0.01)          0.01        (0.03)             -              -         (0.03)
ICON TELECOMMUNICATION &
  UTILITIES FUND
    Year Ended
      September 30,
      2006               8.28         0.13           0.37           0.50        (0.18)         (0.94)             -         (1.12)
    Year Ended
      September 30,
      2005               6.61         0.14           1.61           1.75        (0.08)             -              -         (0.08)
    Year Ended
      September 30,
      2004               5.69         0.07           0.92           0.99        (0.07)             -              -         (0.07)
    Year Ended
      September 30,
      2003               4.78         0.10           0.87           0.97        (0.06)             -              -         (0.06)
    Year Ended
      September 30,
      2002               6.19         0.10          (1.45)         (1.35)       (0.06)             -              -         (0.06)

(x) Calculated using the average share method.

The accompanying notes are an integral part of the financial statements.

(a) Amount less than $0.005.

 78   Financial Highlights

                                                                         RATIO OF NET
    NET ASSET                              AVERAGE NET      RATIO OF      INVESTMENT
     VALUE,               NET ASSETS,         ASSETS        EXPENSES    INCOME/(LOSS)TO   PORTFOLIO
     END OF     TOTAL    END OF PERIOD    FOR THE PERIOD   TO AVERAGE     AVERAGE NET     TURNOVER
     PERIOD     RETURN   (IN THOUSANDS)   (IN THOUSANDS)   NET ASSETS       ASSETS          RATE
    ---------   ------   --------------   --------------   ----------   ---------------   ---------
     $ 8.72      0.23%      $241,988         $263,546         1.25%          (0.61)%       155.39%
       8.70     10.13%       220,073          264,222         1.29%          (0.91)%       152.16%
       7.90     (4.47)%      244,252          282,062         1.31%          (0.91)%       189.67%
       8.27     38.29%       307,972          190,287         1.35%          (1.16)%       155.39%
       5.98     (23.33)%      75,623          189,972         1.31%          (1.09)%       190.09%

       9.21      0.11%        68,136           50,507         1.54%          (0.70)%       215.75%
      11.96      5.01%        47,410           99,988         1.30%          (0.45)%       271.72%
      14.51     16.83%        83,022          104,515         1.33%          (0.31)%       148.43%
      12.42     10.89%        82,347           80,928         1.38%          (0.51)%       139.54%
      11.20     18.90%        88,341           86,202         1.34%          (0.55)%        90.43%

      11.67     11.17%       135,097          153,244         1.30%           0.74%        176.89%
      11.30     25.04%        99,569          101,971         1.31%           0.33%        128.01%
       9.05     46.61%       139,838           68,497         1.37%           0.13%         59.48%
       6.20      9.36%        30,376           40,156         1.47%           0.59%        130.01%
       5.68      0.06%        59,020           45,917         1.36%           0.23%         74.55%

       7.66      7.56%       119,762           77,327         1.38%           1.71%        209.50%
       8.28     26.70%       120,651          101,129         1.26%           1.88%        112.91%
       6.61     17.57%        61,325           54,232         1.37%           1.07%        108.81%
       5.69     20.36%        42,509           53,219         1.41%           2.05%        158.24%
       4.78     (22.05)%      66,366           20,196         1.50%           1.78%        137.81%


                                                      Financial Highlights    79

Notes to Financial Statements

September 30, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Consumer Discretionary Fund ("Consumer Discretionary Fund"), ICON Energy Fund ("Energy Fund"), ICON Financial Fund ("Financial Fund"), ICON Healthcare Fund ("Healthcare Fund"), ICON Industrials Fund ("Industrials Fund"), ICON Information Technology Fund ("Information Technology Fund"), ICON Leisure and Consumer Staples Fund ("Leisure and Consumer Staples Fund"), ICON Materials Fund ("Materials Fund"), and ICON Telecommunication & Utilities Fund ("Telecommunication & Utilities Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. There are eight other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

The Funds invest primarily in securities of companies whose principal business activities fall within specific industries and sectors. Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of each of Fund is to provide long-term capital appreciation.

The Funds may have elements of risk, including the loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment in a non-diversified sector fund may involve greater risk and volatility than a diversified fund. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and tend to be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there is less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

In addition, in the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be minimal.

 80   Notes to Financial Statements

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

INVESTMENT VALUATION

The Funds' securities and other assets are valued at the closing price at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4 p.m. Eastern time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. The Funds use pricing services to report the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service quote of valuation is considered inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board of Trustees ("Board") or pursuant to procedures approved by the Board.

Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes from dealers making a market for the security. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is a matrix system which considers such factors as security prices, yields, maturities and ratings. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

The Funds' securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds' adviser determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant

                                             Notes to Financial Statements    81
events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes and securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value. The valuation assigned to fair-valued securities for purposes of calculating a Fund's net asset value ("NAV") may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.

REPURCHASE AGREEMENTS

Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. No repurchase agreements were purchased or sold by the Funds during the year ended September 30, 2006.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the

 82   Notes to Financial Statements
prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statements of Assets and Liabilities. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations. The Funds did not enter into any foreign currency contracts during the year ended September 30, 2006.

FUTURES CONTRACTS

The Funds may invest in financial futures contracts for the purpose of hedging their existing securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing markets. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the

                                             Notes to Financial Statements    83
underlying hedged assets. The Funds held no financial futures contracts during the year ended September 30, 2006.

OPTIONS TRANSACTIONS

Each Fund may write call and put options on any security in which it may invest. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Each Fund may also purchase put and call options on any security in which it may invest. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Funds did not enter into any option transactions during the year ended September 30, 2006.

INCOME TAXES

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

 84   Notes to Financial Statements

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. The ICON Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds' financial statements.

INVESTMENT INCOME

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


                                             Notes to Financial Statements    85

INVESTMENT TRANSACTIONS

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

ALLOCATION OF INCOME AND EXPENSES

Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES

ICON Advisers, Inc. ("ICON") serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. Effective January 31, 2006, the Funds are obligated to pay ICON management fees computed daily at an annual rate of 1.00% of the first $500 million of average daily net assets, 0.95% on the next $250 million, 0.925% on the next $750 million, 0.90% on the next $3.5 billion, and 0.875% on average daily net assets over $5 billion. Prior to that date, ICON received a monthly management fee that was computed daily at an annual rate of 1.00% of the Funds' average daily net assets.

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES

BISYS Fund Services Ohio, Inc. ("BISYS") is the Fund Accounting Agent for the Funds. For its services, the Trust pays BISYS 0.03% on the first $1.75 billion of average net assets, 0.0175% on the average net assets over $1.75 billion and up to $5 billion, and 0.01% on average net assets in excess of $5 billion.

Brown Brothers Harriman ("BBH") is the custodian of the Trust's investments. For domestic custody services, the Trust pays BBH 0.0065% on the first $50 million of average net assets and 0.0050% on domestic assets above $50 million, plus certain transaction charges. For foreign custody services, the Trust pays BBH 0.03% on foreign assets plus certain transaction charges.

Boston Financial Data Services, Inc. ("BFDS") is the Trust's transfer agent. For these services, the Trust pays an account fee of $13.25 per open account, $7.00 per networked account, $1.80 per closed account, plus certain other transaction and cusip charges.

 86   Notes to Financial Statements

Transfer agent earnings credits are credits received for interest which is a result from overnight balances used by the transfer agent, BFDS, for clearing shareholder transactions. During the year ended September 30, 2006, the Funds received transfer agent earnings credits which are included on the Statement of Operations.

ADMINISTRATIVE SERVICES

The Trust has entered into an administrative services agreement with ICON pursuant to which ICON oversees the administration of the Trust's business and affairs. As of January 31, 2006, this agreement provides for an annual fee of 0.05% on the Funds' first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. Prior to that date, this agreement provided for an annual fee to ICON of 0.05% on the Funds' first $1.5 billion of average daily net assets and 0.045% on average daily net assets in excess of $1.5 billion. The administrative services agreement provides that ICON will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON in the performance of its duties.

ICON has entered into a sub-administration agreement with BISYS pursuant to which BISYS assists ICON with the administration and business affairs of the Trust. For its services, ICON pays BISYS at an annual rate of 0.025% on the first $1.75 billion of Trust assets and 0.015% on assets above $1.75 billion.

RELATED PARTIES

Certain Officers and Directors of ICON are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, "CCO") receive no compensation from the Funds. The CCO's salary is paid 90% by the Funds and 10% by the Adviser. For the year ended September 30, 2006, the total related amounts paid by the Trust under this arrangement are included in Other Expenses on the Statements of Operations.


                                             Notes to Financial Statements    87

3. LINE OF CREDIT

The Funds have entered into Lines of Credit agreements with BBH. The maximum borrowing is limited to the lesser of $50 million or 25% of the net asset value in the Fund subject to a maximum borrowing limit by the Trust of $150 million. Interest is charged at LIBOR plus 2.00%, which was 7.32% at September 30, 2006. The average interest rate charged for the year ended September 30, 2006 was 6.75%.

                                                              AVERAGE BORROWING
                                                              (10/1/05-9/30/06)
-------------------------------------------------------------------------------
ICON Consumer Discretionary Fund**                               $3,851,246
ICON Energy Fund**                                                7,638,061
ICON Financial Fund**                                             1,756,078
ICON Healthcare Fund                                              2,854,811
ICON Industrials Fund**                                           4,181,363
ICON Information Technology Fund**                                2,585,079
ICON Leisure and Consumer Staples Fund**                            408,158
ICON Materials Fund**                                             1,484,756
ICON Telecommunication & Utilities Fund                           1,928,028

**Fund had outstanding borrowings as of September 30, 2006.

4. FEDERAL INCOME TAX

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The tax components of capital shown in the following tables represent losses or deductions the Funds may be able to offset against income and gains recognized in future years and post October loss deferrals. The accumulated losses noted in the following tables represent net capital loss carryforwards as of September 30, 2006 that may be available to offset future realized capital gains and thereby reduce future taxable income distributions. The ICON Information Technology Fund has a capital loss carryforward of $51,670,054, which expires in 2011. The ICON Leisure and Consumer Staples Fund has a capital loss carryforward of $92,773, which expires in 2014. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended September 30, 2006, the ICON Consumer Discretionary Fund and ICON Leisure and Consumer Staples Fund deferred $2,665,204 and $134,547, respectively.

 88   Notes to Financial Statements

The tax characteristics of dividends paid to shareholders during the fiscal year ended September 30, 2006, were as follows:

                                         DISTRIBUTIONS PAID FROM
                                         ------------------------                       TAX           TOTAL
                                          ORDINARY     NET LONG-    TOTAL TAXABLE    RETURN OF    DISTRIBUTIONS
FUND                                       INCOME     TERM GAINS    DISTRIBUTIONS     CAPITAL         PAID
---------------------------------------------------------------------------------------------------------------
ICON Consumer Discretionary Fund         $        -   $15,842,362    $15,842,362    $         -    $15,842,362
ICON Energy Fund                          4,296,329    21,211,622     25,507,951             --     25,507,951
ICON Financial Fund                       2,441,494    15,416,499     17,857,993              -     17,857,993
ICON Healthcare Fund                              -    10,591,515     10,591,515              -     10,591,515
ICON Industrials Fund                             -     6,835,273      6,835,273              -      6,835,273
ICON Leisure and Consumer Staples Fund            -     9,538,955      9,538,955         34,857      9,573,812
ICON Materials Fund                         236,508     9,051,351      9,287,859              -      9,287,859
ICON Telecommunication & Utilities Fund   2,571,472     8,949,456     11,520,928              -     11,520,928

The tax characteristics of dividends and distributions paid to shareholders during the fiscal year ended September 30, 2005, were as follows:

                                                      DISTRIBUTIONS PAID FROM
                                                      ------------------------                       TOTAL
                                                       ORDINARY     NET LONG-    TOTAL TAXABLE   DISTRIBUTIONS
FUND                                                    INCOME     TERM GAINS    DISTRIBUTIONS       PAID
--------------------------------------------------------------------------------------------------------------
ICON Financial Fund                                   $4,850,731   $ 9,918,321    $14,769,052     $14,769,052
ICON Healthcare Fund                                           -       877,529        877,529         877,529
ICON Leisure and Consumer Staples Fund                   698,297    12,873,932     13,572,229      13,572,229
ICON Materials Fund                                      163,349             -        163,349         163,349
ICON Telecommunication & Utilities Fund                  767,065             -        767,065         767,065

During the year ended September 30, 2006, the following capital loss carryforwards were used:

                                                                 AMOUNT
--------------------------------------------------------------------------
ICON Information Technology Fund                               $ 2,815,699


                                             Notes to Financial Statements    89

As of September 30, 2006, the components of accumulated earnings (deficit) on a tax basis was as follows:

                                                                                                              TOTAL
                            UNDISTRIBUTED   UNDISTRIBUTED                 ACCUMULATED      UNREALIZED      ACCUMULATED
                              ORDINARY        NET LONG-     ACCUMULATED   CAPITAL AND     APPRECIATION       EARNINGS
FUND                           INCOME        TERM GAINS      EARNINGS     OTHER LOSSES   (DEPRECIATION)*    (DEFICITS)
-----------------------------------------------------------------------------------------------------------------------
ICON Consumer
 Discretionary Fund          $       --      $        --    $        --   $ (2,665,204)   $  9,829,818     $  7,164,614
ICON Energy Fund              4,022,979       64,453,385     68,476,364             --     183,410,756      251,887,120
ICON Financial Fund           5,772,024       10,760,520     16,532,544             --      37,492,555       54,025,099
ICON Healthcare Fund                 --       43,433,266     43,433,266             --      83,916,814      127,350,080
ICON Industrials Fund         9,908,129       17,893,960     27,802,089             --       8,960,293       36,762,382
ICON Information
 Technology Fund                     --               --             --    (51,670,054)     26,665,854      (25,004,200)
ICON Leisure and Consumer
 Staples Fund                        --               --             --       (227,322)      4,482,209        4,254,887
ICON Materials Fund           6,831,143        6,032,690     12,863,833             --       8,802,955       21,666,788
ICON Telecommunication &
 Utilities Fund               2,742,256        5,129,258      7,871,514             --       9,438,739       17,310,253

*The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and recognition of tax unrealized appreciation (depreciation) of passive foreign investment companies.

As of September 30, 2006, book cost for financial reporting purposes is substantially the same for federal income tax purposes and differs from market value by net unrealized appreciation/(depreciation) of securities as follows:

                                        UNREALIZED      UNREALIZED     NET APPRECIATION
FUND                        COST       APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
---------------------------------------------------------------------------------------
ICON Consumer
  Discretionary Fund    $101,655,493   $11,141,915     $(1,312,097)      $ 9,829,818
ICON Energy Fund         605,170,559   203,359,155     (19,948,399)      183,410,756
ICON Financial Fund      347,617,424    38,193,425        (700,870)       37,492,555
ICON Healthcare Fund     575,449,086    96,584,179     (12,667,365)       83,916,814
ICON Industrials Fund     95,043,644    10,538,737      (1,578,444)        8,960,293
ICON Information
  Technology Fund        221,887,609    28,756,333      (2,090,479)       26,665,854
ICON Leisure and
  Consumer Staples
  Fund                    63,797,273     4,997,764        (515,555)        4,482,209
ICON Materials Fund      127,001,331    11,077,010      (2,274,055)        8,802,955
ICON Telecommunication
  & Utilities Fund       110,015,216    10,023,133        (584,394)        9,438,739


 90   Notes to Financial Statements

                         Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the ICON Sector Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund (nine of the portfolios constituting ICON Funds, hereafter referred to as the "Funds") at September 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
November 20, 2006


                                                 Report of Accounting Firm    91

Board of Trustees and Fund Officers (unaudited)

The ICON Funds Board of Trustees ("Board") consists of six Trustees who oversee the 17 ICON Funds (the "Funds"). The Board is responsible for general oversight of the Funds' business and for assuring that the Funds are managed in the best interest of the Funds' shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

INTERESTED TRUSTEE

CRAIG T. CALLAHAN, 55. Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as President (1998 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers, Inc. ("ICON Advisers"), the Funds' Investment Adviser. Dr. Callahan is also President (1998 to present); Director (1991 to present); and was previously Vice President (1991 to 1998) of ICON Distributors, Inc. ("IDI"), the Funds' Distributor, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan also serves as the Director (1994 to present), and was previously Secretary/Treasurer (1994 lo 1998) of ICON Management & Research Corporation ("IM&R"), the parent company of ICON Advisers and IDI.

INDEPENDENT TRUSTEES

GLEN F. BERGERT, 56. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present); General Partner of SOGNO Partners LP, a venture capital company (2001 to present); General Partner of Bergert Properties, a real estate holding company (1997 to present); and General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present) General Partner of Chamois Partners, a venture capital company (2004 to present); and was previously a General Partner with KPMG Peat Marwick, LLP (1979 lo 1997). Mr. Bergert is also a Director of Herre Bros, Inc., a contracting company (1998 to present); Delta Dental of Pennsylvania, an insurance company (1998 to present); Delta Dental of California, an insurance company (2006 to present); and Delta Reinsurance Corporation (2000 to present).

JOHN C. POMEROY, JR., 57. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to
2001).


 92   Trustees and Officers

GREGORY KELLAM SCOTT, 58. Mr. Scott has been a Trustee of the Funds since November 2002. Mr. Scott was Senior Vice President - Law, General Counsel and Secretary of GenCorp, Inc., a multinational technology-based manufacturing company (2002 to 2004); Vice President and General Counsel of Kaiser-Hill Company LLC, a nuclear clean-up and environmental remediation company (2000 to 2002) and a Colorado Supreme Court Justice (1993 to 2000). Mr. Scott is also a member of the National Board of Directors of the Constituency for Africa (1997 to present) and serves as Executive Director of Indiana Civil Rights Commission (2005-present). Mr. Scott has been appointed to the US State Department's Commission on the African Judiciary (2006-present).

R. MICHAEL SENTEL, 58. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission's Division of Enforcement and became a branch chief. Later he served as the section chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

JONATHAN F. ZESCHIN, 53. Mr. Zeschin has been a Trustee of the Funds since November 2002. Mr. Zeschin is President and Founder of ESSENTIAL Advisers, Inc., a wealth management and investment advisory firm (2000 to present) and was Managing Partner of JZ Partners LLC, a business consulting firm for investment management companies (1998 to present). Mr. Zeschin was previously President of Founders Asset Management LLC, an investment management company (1995 to 1998) and Executive Vice President, INVESCO Funds Group, an investment advisory company (1992 to 1995). Mr. Zeschin was previously a Director of the Young Americans Education Foundation and Young Americans Bank (1998 to 2004); and was previously a Director of the Wasatch Funds (2002 to 2004).

THE OFFICERS OF THE FUNDS ARE:

CRAIG T. CALLAHAN, 55. Dr. Callahan has been President of the Funds since their inception in 1996. Dr. Callahan also serves as ICON Advisers' President (1998 to present) and served as the Chief Investment Officer (1991 to 2004). Dr. Callahan is also President (1998 to present), Director (1991 to present) and was previously Vice President (1991 to 1998) of IDI, and is President of ICON Insurance Agency, Inc. (2004 to present). Dr. Callahan is also the Director (1994 to present), and was previously Secretary/Treasurer (1994 to 1998) of IM&R.

                                                     Trustees and Officers    93

(unaudited)

ERIK L. JONSON, 57. Mr. Jonson has been a Vice President and Chief Financial Officer of the Funds since their inception. Mr. Jonson is also Chief Financial Officer (1996 to present) and Executive Vice President (2004 to present) and was previously Vice President (1998 to 2004) of ICON Advisers; Chief Financial Officer, Secretary and Director (1996 to present) of IM&R; and Executive Vice President (2004 to present) and Treasurer (2002 to present) and was previously Secretary/Treasurer, (1998 to 2002) and Vice President, (2002 to 2004) of IDI; and Executive Vice President and Treasurer of ICON Insurance Agency, Inc. (2004 to present).

DONALD SALCITO, 53. Mr. Salcito serves as Vice President and Secretary of the Funds since November 15, 2006. Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers, Inc.; Director of ICON Management & Research (2005 to present); Executive Vice President, Secretary, General Counsel and Chief Compliance Officer, for ICON Distributors, Inc. (2005 to present); Executive Vice President and Secretary of ICON Insurance Agency, Inc. (2005 to present). Previously he was a Partner in the law firm of Perkins Coie, LLP. (2000-2005).

CARRIE M. SCHOFFMAN, 33. Ms. Schoffman serves as Assistant Vice President and Chief Compliance Officer of the Funds (May 2004 to present). She also serves as Chief Compliance Officer of ICON Advisers, Inc. (May 2004 to present). Previously she was a staff accountant with the U.S. Securities and Exchange Commission (2003 to 2004). She also was a Manager (2001 to 2003) and Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

STEPHEN ABRAMS, 43. Mr. Abrams serves as Anti-Money Laundering Officer of the Funds (2005 to present). Mr. Abrams is also Associate General Counsel of ICON Advisers, Inc. (2005 to present). Previously he was a Partner at Perkins Coie, LLP (2004-2005) and Associate (2000 to 2004).


 94   Trustees and Officers

                                                   Other Information (unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

In determining to renew the investment advisory agreements between ICON Funds (the "Trust") and ICON Advisers, Inc. ("ICON" or the "Adviser") the Board requested, was provided with and reviewed data with respect to ICON, its personnel, and the services to be provided to each Fund by ICON under the Trust's Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector, International and Diversified Funds) and under the Trust's Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds - Bond, Covered Call, Equity Income and Long/Short Funds) (collectively, the "Advisory Agreements"). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data related to exchange traded funds versus the Sector Funds; and comparative data obtained from Lipper Analytical Services related to Fund performance and Fund expenses.

On August 8, 2006, the Board of Trustees, including all of the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2006.

The Independent Trustees were represented by independent legal counsel throughout the process. Prior to acting on the matter, the Independent Trustees met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information and also met with management to discuss responses to questions raised during the process. In addition, the Independent Trustees received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the agreement.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to the Adviser's operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of the Adviser's investment personnel, the Adviser's compliance programs, the Adviser's brokerage practices, including the extent to which the Adviser obtains research through "soft dollar" arrangements with the Funds' brokerage, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

In considering the reasonableness of the fee payable to the Adviser for managing each Fund, the Board reviewed, among other things, financial

                                                         Other Information    95
statements of the Adviser and an analysis of the profitability to the Adviser and its affiliates from each fund over various periods. The analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates. The Board considered the current and anticipated asset levels of each Fund and the willingness of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. The Board concluded that the profitability to the Adviser and its affiliates from their relationship with the Funds is not excessive and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the information provided and analyzed, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON's staffing, systems and facilities. The Board also assessed ICON's non-Trust business to see whether there are any initiatives that would dilute service to the Trust. It was noted:

     A. That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, as evidenced in part by the performance record of each Fund compared with the performance records of a peer group of comparable funds;

     B. That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds' shareholders, including the dedication of substantial resources to ICON's investment and trading departments; and

     C. That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by ICON to the Funds, and is charging fair, reasonable, and competitive fees.

In connection with reviewing data bearing upon the costs of services to be provided and profits to be realized by ICON and its related companies from the relationship with the Trust, the Board considered the Lipper comparative data, data concerning ICON's soft-dollar arrangements, costs borne by ICON in providing advisory services to each Fund and the profitability of ICON in light of the estimated profitability analyses which had been provided by ICON, other benefits to ICON from serving as the Funds' adviser, and ICON's financial statements.


 96   Other Information

With respect to the soft-dollar arrangements the Board assessed all facets of the arrangements including the quality of trade execution. It was noted that ICON receives research assistance from the use of soft dollars generated from Fund portfolio transactions and that such research assists ICON in providing quality investment advisory services to the Funds and other accounts to which it provides advisory services. The Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

The Board noted that ICON benefits from serving directly as investment adviser and administrative agent, and through its affiliate, as the principal underwriter for the Funds. With respect to the distribution services, the Board noted that proceeds of the Trust's distribution plans pursuant to Rule 12b-1 under the 1940 Act for the International Funds and Diversified Funds are paid to ICON's affiliate and that the distributor has not profited from plan proceeds as all of the proceeds have been or will be used to cover distribution and marketing expenses. In this regard, the Trustees noted that marketing efforts have been successful as evidenced by Fund asset levels. With respect to the administrative fee paid to ICON, the Board reviewed the comparative data related to those services. The Board also considered the compliance experience in these service areas and concluded that the services provided by ICON and its affiliates to the Funds are satisfactory and that the profits derived from providing the services are competitive and reasonable.

The Board also noted the risks assumed by ICON in providing investment advisory, distribution and administrative services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Funds is made with the recognition that the Funds' advisory relationship with ICON can be terminated at any time and must be renewed on an annual basis.

In making these determinations the Board of Trustees considered the following:

1. In connection with assessing data bearing upon the fairness of fee arrangements, the Board used data from Lipper, Inc. concerning funds of similar size and funds of larger size, as well as data concerning ICON's other clients:

     A. the advisory fee structures of the Funds were considered in comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

     B. that contractual advisory fees for the Sector Funds were higher than fees for similar funds; but that the Sector Funds' expense ratios were

                                                         Other Information    97
     competitive and in most instances lower than those of similarly managed Funds;

     C. that the Sector Funds had also imposed breakpoints on the contractual advisory fees and that such fees were reflected in the comparison data;

     D. that contractual advisory fees for the ICON Asia-Pacific Region and Europe Funds were above the average fees for similar funds; however, the Funds' expense ratios were competitive in light of their size;

     E. that the contractual advisory fees for the ICON International Equity Fund is below the average of similarly managed funds;

     F. the contractual advisory fees for the U.S. Diversified Funds were in line with fees for similar funds; and that, with the exception of the ICON Bond Fund and ICON Covered Call Fund, the U.S. Diversified Funds' expense ratios were lower than those of similarly managed Funds.

     G. the contractual advisory fee for the ICON Core Equity Fund was below the average fee for similar funds; and that its expense ratio was lower than those of similarly managed Funds.

     H. that, generally the fees paid to ICON for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly managed Funds; however, to the extent such fees are lower, it is due to the fact that such accounts are less costly for ICON to manage.

     I. the advisory and other fees payable by the Funds to ICON are essentially fees which would be similar to those which would have resulted solely from "arm's-length" bargaining, and may well be lower than fees arrived solely from such arm's-length negotiation.

3. In connection the investment performance of the Funds and ICON the Board discussed and noted:

     1. Based on the performance information provided by Lipper, Inc., of the thirteen ICON Funds that had a track record of at least five years, ten outperformed their respective peer groups; eight of the sixteen ICON Funds with a track of at least 3 years outperformed their respective peer groups; and

     2. In comparing the Sector Funds to the ETFs the sector funds compared favorably over the one, two and three year periods.

The Board considered the extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund's fees reflect these economies of scale for the benefit of Fund shareholders. It was noted that each of the Sector Funds had imposed investment advisory fee breakpoints in January 2006 to take into such consideration economies that may be

 98   Other Information
realized as the Funds increase in assets. Furthermore, ICON has contractually agreed to impose expense limitations on the International Equity and the U.S. Diversified Funds at a cost to ICON.

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded that the continuation of the advisory agreement was in the best interests of each Fund and its shareholders, the services to be performed under the agreement were services required for the operation of the Funds, ICON had provided satisfactory advisory services to the Funds in the past, and the fees for the advisory services which ICON would perform and other benefits from the relationship with the Trust and consistent with fees paid by similar funds, are reasonable in light of the comparative data, and would be within the range of what would have been negotiated at arm's length in light of the circumstances.

SUPPLEMENTAL TAX INFORMATION

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2006, qualifies for the corporate dividends received deduction for the following Funds:

                                                              DIVIDENDS
                                                              RECEIVED
FUND                                                          DEDUCTION
-----------------------------------------------------------------------
ICON Energy Fund                                                47.48%
ICON Financial Fund                                             30.43
ICON Materials Fund                                             59.33
ICON Telecommunication & Utilities Fund                         34.34

For the fiscal year ended September 30, 2006, the following Funds paid qualified dividend income:

FUND                                                            AMOUNT
------------------------------------------------------------------------
ICON Energy Fund                                              $2,039,804
ICON Financial Fund                                            1,562,104
ICON Materials Fund                                              236,508
ICON Telecommunication & Utilities Fund                        2,171,894


                                                         Other Information    99

The Funds designate the following amounts as long-term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

FUND                                                            AMOUNT
-------------------------------------------------------------------------
ICON Consumer Discretionary Fund                              $15,892,849
ICON Energy Fund                                               39,939,678
ICON Financial Fund                                            18,246,523
ICON Healthcare Fund                                           25,254,521
ICON Industrials Fund                                          26,788,242
ICON Leisure and Consumer Staples Fund                          9,538,955
ICON Materials Fund                                            16,103,378
ICON Telecommunication & Utilities Fund                        12,150,153


 100   Other Information

PORTFOLIO HOLDINGS

A list of each ICON Fund's Top 10 holdings is available at www.iconadvisers.com on or about 15 days following each month end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The ICON Funds' Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconadvisers.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconadvisers.com or on the SEC's website at www.sec.gov.

FOR MORE INFORMATION

This report is for the general information of the Funds' shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconadvisers.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor

                       THIS PAGE INTENTIONALLY LEFT BLANK

(ICON FUNDS LOGO)

For more information about the ICON Funds, contact us:

By Telephone                                1-800-764-0442

By Mail                                     ICON Funds
                                            P.O. Box 55452
                                            Boston, MA 02205-8165

In Person                                   ICON Funds
                                            5299 DTC Boulevard, 12(th) Floor
                                            Greenwood Village, CO 80111

On the Internet                             www.iconadvisers.com

By E-Mail                                   info@iconadvisers.com

                                  (ICON LOGO)
                                 1-800-764-0442
                              www.iconadvisers.com



FANN-SEC(9-06)

ITEM 2. CODE OF ETHICS.

     During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Glen F Bergert, Jonathan F. Zeschin, and R. Michael Sentel, who are "independent" for purposes of this Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal year ended 9/30/06

                           Registrant   Covered Entities 1
                           ----------   ------------------
(a) Audit Fees 2             $304,000               N/A
(b) Non-Audit Fees
(c) Tax Fees 3                $18,000           $60,000

(d) Total Non-Audit Fees      $18,000           $60,000

Fiscal year ended 9/30/05

                           Registrant   Covered Entities 1
                           ----------   ------------------
(a) Audit Fees 2            $298,250            N/A
(b) Non-Audit Fees
(c) Tax Fees 3              $ 64,300          $34,650
    All Other Fees 4              --          $28,400
(d) Total Non-Audit Fees    $ 64,300          $63,050

1. Covered Entities include ICON Advisers, Inc. ("ICON Advisers"), investment adviser and administrator to the Registrant, as well as ICON Advisers' affiliated entities.

2. "Audit Fees" represents fees for performing an audit of the Registrant's annual financial statements or services that are normally provided by the independent accountants in connection with statuatory and regulatory filings.

3. "Tax Fees" represent fees for tax return preparation, excise distribution calculations, quarterly tax compliance reviews, and tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns. ICON Advisers pays $1,000 under its Administration Agreement with the Registrant.

4. "All Other Fees" paid by the Registrant in fiscal year 2005 were related to multi-class issues.

(e)(1) The Audit Committee of the Registrant's Board of Trustees ("Board") is required to review and pre-approve all services to be provided by the independent accountants to the Registrant and Covered Entities to determine whether the services performed by the independent accountants impair their independence from the Registrant. The Audit Committee has delegated preapproval authority to the Chairman of the Audit Committee, subject to review and ratification by the full Audit Committee.

(e)(2) All of the principal accountants' hours spent on auditing the Registrant's financial statements were attributed to work performed by full-time permanent employees of the independent accountants. 100% of the non-audit services provided by the independent accountants to either the Registrant or the Covered Entities were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The Audit Committee of the Registrant's Board has considered whether the provision of services other than audit services performed by the independent accountants to the Registrant and Covered Entities is compatible with maintaining the independent accountants' independence in performing audit services.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code of ethics that is the subject of the disclosure required by item 2 is furnished herewith.

(a)(2) Certifications pursuant to Rule 30a-2(a) are furnished herewith.

(a)(3) Not applicable.

(b)    Certifications pursuant to Rule 30a-2(b) are furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ICON FUNDS


By (Signature and Title)* /s/ Craig T. Callahan
                          ------------------------------------------------------
                          Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date December 1, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Craig T. Callahan
                          ------------------------------------------------------
                          Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date December 1, 2006


By (Signature and Title)* /s/ Erik L. Jonson
                          ------------------------------------------------------
                          Erik L. Jonson, Vice President, Chief Financial Officer and Treasurer
                          (Principal Financial Officer and Principal Accounting Officer)

Date December 1, 2006

* Print the name and title of each signing officer under his or her signature.